UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2016

Single Sector Fixed Income Funds
Dynamic Emerging Markets Debt
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	DYNAMIC EMERGING MARKETS DEBT

■	EMERGING MARKETS DEBT

■	HIGH YIELD

■	HIGH YIELD FLOATING RATE

■	INVESTMENT GRADE CREDIT

■	LOCAL EMERGING MARKETS DEBT

■	U.S. MORTGAGES

TABLE OF CONTENTS

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	50

Financial Statements	128

Financial Highlights	136

Notes to the Financial Statements	150

Report of Independent Registered Public Accounting Firm	190

Other Information	191

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

Shifting expectations about global economic growth, central bank monetary policy and commodities prices influenced the performance of the global fixed income markets during the 12 months ended March 31, 2016 (the “Reporting Period”).

When the Reporting Period began in April 2015, the performance of spread, or non-government bond, sectors was mixed. U.S. Treasury yields rose as U.S. economic data improved, including positive surprises in inflation and retail sales. First quarter 2015 U.S. Gross Domestic Product (“GDP”) was revised upwards from -0.7% to a seasonally adjusted annualized rate of -0.2%. The upward revision stemmed in part from stronger than estimated consumer spending and inventory data. U.S. dollar gains hit a roadblock during the second calendar quarter on uncertainty around the Federal Reserve’s (the “Fed”) plans for raising interest rates in 2015. The Eurozone’s economic progress took a back seat to the seemingly intractable challenges surrounding Greece.

In the third quarter of 2015, spread sectors underperformed U.S. Treasuries as the outlook for the global economy grew cloudy. Investors focused on slowing economic growth in China, the devaluation of the Chinese renminbi and an unexpected increase in market volatility. Oil and commodities prices dropped to new lows, partly because of falling demand from China. The U.S. dollar appreciated modestly during the third calendar quarter on cautious optimism that the Fed was on track to raise rates in 2015. However, the Fed chose to leave rates unchanged at its September 2015 policy meeting, citing conditions in the global economy. Although the U.S. economy continued to improve, economic growth in other developed countries softened, and emerging markets economies broadly weakened. Despite accommodative monetary policies by many global central banks, inflation remained subdued in the world’s major economies.

In the fourth quarter of 2015, spread sectors generated positive returns. Outside the U.S., the global monetary policy environment remained highly accommodative, with the European Central Bank (“ECB”) lowering interest rates into negative territory and expanding its stimulus program. The U.S. dollar gained on expectations the Fed would hike interest rates, which it did at its December 2015 policy meeting. During the fourth calendar quarter, the U.S. economy continued to display a positive growth trend, but economic growth in other developed countries had softened by the end of 2015. At the same time, growth in emerging markets countries broadly weakened, largely due to commodity price declines and concerns about the slowing Chinese economy.

The first quarter of 2016 was very much a tale of two halves. Spread sectors sold off significantly from January to mid-February 2016 and then largely retraced their losses by the end of March 2016. Volatility early in the first calendar quarter was driven by an increase in a number of perceived risks, such as slowing Chinese economic activity, the possibility of persistent oil oversupply, and deteriorating corporate bond fundamentals as the U.S. credit cycle entered its later stage. Some of these risks eased in the second half of the first calendar quarter, as economic news from China improved, U.S. oil production showed signs of slowing, and commodity prices appeared to stabilize. Global central banks remained accommodative. The Bank of Japan, in a surprise move at its January 2016 policy meeting, introduced a -0.1% interest rate, reaffirming its commitment to achieving a 2% inflation target. The ECB shifted its focus from currency depreciation to credit creation by leaving the deposit rate unchanged, expanding its asset purchase program to include purchases of non-financial corporate credit and announcing a new series of easing measures in the form of targeted

MARKET REVIEW

long-term refinancing operations (“TLTRO II”). (TLTRO II is designed to offer attractive long-term funding conditions to Eurozone banks to further ease private sector credit conditions and to stimulate credit creation.) In the U.S., Fed statements during March 2016 suggested U.S. interest rates would remain lower for longer than previously expected. After a sustained period of appreciation, the U.S. dollar weakened during the first calendar quarter due to generally tighter financial conditions, mixed U.S. economic data and the Fed’s more dovish commentary. (Dovish commentary tends to imply lower interest rates.)

For the Reporting Period overall, sovereign emerging markets debt and asset-backed securities slightly outperformed U.S Treasuries. Mortgage-backed securities and commercial mortgage-backed securities generally performed in line with U.S. Treasuries, while investment grade corporate bonds and agencies underperformed. High yield corporate bonds significantly underperformed Treasuries. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period. Both short-term and long-term yields rose during the Reporting Period, but long-term yields rose less. Intermediate-term U.S. Treasury yields actually declined modestly, with the yield on the bellwether 10-year U.S. Treasury declining approximately 15 basis points to end the Reporting Period at 1.77%. (A basis point is 1/100th of a percentage point.)

Looking Ahead

At the end of the Reporting Period, we expected a continuation of trends seen in the early months of 2016: 1) modest global economic growth; 2) extreme monetary policy measures helping to support gradual economic improvement in Europe and Japan; and 3) a backdrop of rising U.S. inflation, rising debt in China and unpredictable politics globally.

Overall, we believe global economic growth may be stuck in low gear. After a modestly stronger year for the U.S., Europe and Japan in 2015, we expect some softening in 2016. In terms of monetary policy, we believe the economic benefits of negative interest rates in Europe and Japan and a strong U.S. dollar are questionable, and investors appear increasingly focused on the potential negatives. Indeed, we see the ECB’s policy decision in March 2016 as shifting its emphasis away from negative rates and currency depreciation and toward stimulating domestic demand through the credit channel. In Japan, the corporate bond market is relatively small and government bond purchases are already at what we consider to be extreme levels, which we believe could limit the Bank of Japan’s options. As a result, we think further rate cuts are possible. In the U.S., the Fed has adjusted its approach, reducing the number of projected interest rate hikes in 2016 from four to two, while emphasizing risks from soft global economic growth and continued strength of the U.S. dollar. In terms of the emerging markets, we believe they remain broadly at risk from developments in China.

At the end of the Reporting Period, we considered the environment positive for selective exposure to corporate bonds, emerging markets debt and other higher yielding sectors of the fixed income market. At the same time, however, the volatility in the first quarter of 2016 reaffirmed our sense that markets are fragile and longer-term risks are growing. As a result, we remained biased to staying nimble overall with an emphasis on higher credit quality.

PORTFOLIO RESULTS

Goldman Sachs Dynamic Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 0.15%, -0.70%, 0.39%, 0.29% and -0.20%, respectively. These returns compare to the 0.99% average annual total return of the Fund’s benchmark, the Dynamic Emerging Markets Debt Fund Composite Index (the “Index”), which is comprised 50% of the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged), 25% of the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) and 25% of the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) during the same time period. The components of the Fund’s blended benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated average annual total returns of -1.65%, 4.18% and 2.80%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2015, external emerging markets debt (i.e., bonds issued by emerging markets countries that are denominated in U.S. dollars or in another developed markets currency) recorded a small decline, with Argentina, Uruguay and Peru posting the weakest results in the J.P. Morgan EMBISM Global Diversified Index. External emerging markets debt also retreated during the third calendar quarter, led by declines in Ecuador, Zambia and Iraq. In the fourth calendar quarter, external emerging markets debt posted a modest gain, with Venezuela, Argentina and Ecuador generating the strongest results. External emerging markets debt again recorded positive returns during the first quarter of 2016, with leading contributions made by Ecuador, Brazil and Kenya. For the Reporting Period overall, external emerging markets debt, as represented by the J.P. Morgan EMBISM Global Diversified Index, returned 4.18%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) widened by approximately 40 basis points to close the Reporting Period 409 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.)

Local emerging markets debt (i.e., bonds issued by emerging markets countries that are denominated in the local currency) recorded a small decline during the second quarter of 2015, with losses driven by changes in local interest rates that were partially offset by modest currency appreciation. In the third calendar quarter, local emerging markets debt declined significantly, pressured by currency depreciation versus the U.S. dollar and, to a lesser extent, by changes in local interest rates. Local emerging markets debt ended the fourth quarter of 2015 relatively flat, with results divided rather evenly between changes in local interest rates and currency depreciation versus the U.S. dollar. In the first quarter of 2016, local emerging markets debt generated positive returns, driven primarily by currency appreciation versus the U.S. dollar and, to a lesser extent, by changes in local interest rates. For the Reporting Period overall, local emerging markets debt, as represented by the J.P. Morgan GBI-EMSM Global Diversified Index, posted a return of -1.65%.

Corporate emerging markets debt, as represented by the J.P. Morgan CEMBISM Broad Diversified Index, advanced during the Reporting Period, generating a return of 2.80%. Corporate spreads (that is, the difference in yields between corporate emerging markets debt and U.S. Treasuries) widened by approximately 49 basis points to close the

PORTFOLIO RESULTS

Reporting Period 420 basis points wider than U.S. Treasury securities. The emerging markets corporate bond sector saw approximately $212 billion of gross new issuance during the Reporting Period, of which approximately $47 billion was issued between the beginning of 2016 and the end of the Reporting Period.[1] Meanwhile, J.P. Morgan revised its global emerging markets corporate default rate forecast from 5.4% in March 2015 to 3.5% in March 2016.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s currency selection detracted from relative performance.

Sector positioning and issue selection among emerging markets corporate bonds added to relative returns. Country and issue selection among external emerging markets debt also contributed positively during the Reporting Period. In addition, country and issue selection among local emerging markets bonds positively impacted results.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s long position in the Mexican peso (accomplished through the use of forward foreign currency exchange contracts) detracted from relative performance. The Mexican peso depreciated against the U.S. dollar amid overall emerging markets currency weakness. We believe Mexico remains closely tied to the U.S. economy and may therefore benefit should U.S. economic growth continue to improve.

The Fund was also hurt by an underweight position in Hungarian local debt during the Reporting Period. Despite relatively strong economic growth and a tight labor market, Hungary’s central bank cut its main policy interest rate by 15 basis points to 1.20% in March 2016. At the end of the Reporting Period, the Fund maintained a moderate underweight in Hungarian local rates as we believe inflation may pick up in the coming months given the economy is growing faster than market expectations.

Conversely, the Fund’s position in Brazilian local interest rates (accomplished mainly through inflation-linked bonds) added to relative performance during the Reporting Period. Brazilian bonds rallied in early 2016 on the back of a potential change in its government and the prospects of more market friendly leadership. The Fund also benefited from its underweights in the Chinese renminbi and South Korean won (accomplished through the use of forward foreign currency exchange contracts) as fears about China’s slowing economic growth pressured the currencies of many Southeast Asian countries. In addition, Fund performance was helped by an overweight position in Venezuelan external bonds, positioning that we adopted because of valuations. In our view, Venezuelan external debt had been pressured by low oil prices, and the market had priced in a high probability of default. We believed these assets had the potential of a strong recovery, and we considered their potential return attractive.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning did not have a meaningful impact on relative returns during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, total return swaps, credit default swaps, cross currency swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities. Derivatives may be used in combination with cash securities to implement our views in the Fund.

[1]	Source: J.P. Morgan

PORTFOLIO RESULTS

During the Reporting Period, we used credit default swaps to gain exposure to Chinese external debt, which slightly detracted from performance. The Fund’s use of forward foreign currency exchange contracts to take a long position in the Mexican peso also had a negative impact on the Fund’s performance during the Reporting Period.

Contributing positively to the Fund’s results was its use of interest rate swaps, which we used along with sovereign local bonds to obtain exposure to Brazil. Additionally, the Fund’s positioning in the Brazilian real and Taiwan dollar, implemented via forward foreign exchange contracts, added to the Fund’s performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we slightly increased the Fund’s already overweight position in the Dominican Republic’s external debt. We held an overweight position relative to the Index because of low government debt/Gross Domestic Product (“GDP”) levels and the country’s improving fiscal balance. In our opinion, the Dominican Republic’s current account has improved dramatically on the back of lower oil prices, higher remittances, a pickup in tourism revenue and stronger exports to the U.S. We also increased the Fund’s overweight in Colombian external bonds, which we believed were trading at relatively cheap levels, and its overweight in Colombian local interest rates because of our positive view of the country’s strong policy framework, which includes a structural fiscal balance rule and an inflation targeting regime. In addition, during the Reporting Period, we decreased the size of the Fund’s overweight compared to the Index in Thai local interest rates, shifting it from a large overweight to a smaller overweight position, even as overall inflation remained low. In our view, Thailand’s current account has benefited from the low oil price environment and a moderate recovery in the Thai economy, supported by somewhat improved fiscal spending and increased numbers of tourists during the Reporting Period. Also, we reduced the size of the Fund’s overweight in Costa Rican external debt given the country’s lack of fiscal adjustment. (A fiscal adjustment is a reduction in the government’s primary budget deficit. It can result from a reduction in government expenditures, an increase in tax revenues or both.) We increased the Fund’s underweight in Turkish local interest rates, as ongoing political uncertainties could delay the execution of economic policies aimed at reducing external vulnerabilities. During the Reporting Period, we increased the Fund’s underweight in China (implemented via a credit default swap) as a hedge against broader concerns about China’s shadow banking system, non-performing loans, slowdown in economic growth and potential policy mistakes. Our rationale also includes challenging fiscal and debt dynamics, erosion of foreign exchange reserves and increasing corporate leverage. Additionally, during the Reporting Period, we increased the Fund’s short positions in Asian currencies, as we continue to believe that stagnating economic growth in China may well cause continued weakness in Asian foreign exchange markets. We increased exposure to the Russian ruble. After tactically trading the Russian ruble early in the Reporting Period, we started increasing exposure in September 2015. We believe the Russian ruble looks relatively inexpensive based on a number of variables, such as its real effective exchange rate, Russia’s improving current account and diminished investment outflows. We also believe that geopolitical risks, which had previously been a concern, have begun to ease. (The real effective exchange rate is the weighted average of a country’s currency relative to a basket of other major currencies adjusted for the effects of inflation. The weights are determined by comparing the relative trade balances, in terms of one country’s currency, with each other country.)

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in Dominican Republic external debt, as the government has implemented significant fiscal reforms and reduced the fiscal deficit. We believe lower energy prices should further benefit the country’s current account. The Fund was also overweight Colombian external bonds. In addition, at the end of the Reporting Period, the Fund was underweight compared to the Index in Turkish external debt, as geopolitics and domestic politics continue to cloud Turkey’s outlook. Ongoing political uncertainties could delay the execution of economic policies aimed at reducing external vulnerabilities, improving the investment climate and reactivating economic growth.

The Fund held a large overweight relative to the Index in Brazilian local interest rates, and we continued to look for value in long-dated inflation-linked debt. In addition, the Fund was overweight Polish local interest rates, as core inflation continued to trend downward, opening the door for potential easing by the country’s central bank. The Fund was underweight compared to the Index in Malaysian local interest rates based on our concerns about depleting reserves, deterioration in the trade balance and challenging political

PORTFOLIO RESULTS

dynamics. At the end of the Reporting Period, the Fund maintained a moderate underweight in Hungarian local interest rates as we believe inflation will pick up in the coming months given the economy is growing above potential.

In terms of corporate bonds, the Fund held selective overweights in companies with what we considered to be solid balance sheets. Overall, we favored defensive non-cyclical companies, such as bottlers and certain telecommunications companies, which have comparable spreads to cyclical names that we view as riskier. The Fund also had overweight positions relative to the Index in certain utilities companies, which we consider defensive in nature and that typically generate strong, stable cash flows. In addition, the Fund was underweight in financial services companies based on our concerns about their limited disclosure regarding balance sheet asset quality, funding risks when banks rely on the wholesale funding markets as well as macro risks.

In terms of currencies, we maintained the Fund’s exposure to emerging market currencies, with the Fund’s largest long position held in the Mexico peso and its largest short position held in the Chinese renminbi. We remain negative on the macroeconomic outlook of China, and specifically the country’s growth trajectory and outflows. At the end of Reporting Period, we also had a negative outlook on Southeast Asian currencies, such as the New Taiwan dollar, which stand to suffer from slowing economic growth in China given that their business models are built around Chinese demand.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The global macroeconomic environment remained challenging at the end of the Reporting Period, but we think it is more positive for external emerging markets debt than market sentiment suggests. The external debt markets weakened amid the 2015 commodities slump, China’s economic slowdown, U.S. dollar strengthening and concerns around Fed policy tightening. However, at the end of the Reporting Period, we believed valuations had stabilized and the asset class was likely to provide investors with adequate compensation for the potential challenges ahead. In addition, we do not expect significant deterioration in external bond valuations if the Fed raises rates during 2016, given that the Fed has been telegraphing its intentions. As for oil prices, while weakness may persist in the near term, we expect prices to find a better balance in late 2016. Overall, we believe external emerging markets debt will be a “bond picker’s market” throughout 2016 with returns dispersed amongst countries. In our view, it will be important to identify the prospective winners and losers stemming from the decline in commodity prices, to recognize which markets may benefit from structural changes in China and to find the potential beneficiaries of an improving U.S. economy. We believe positive returns are likely to come from finding those countries that have been mispriced by the market and by focusing on what we consider to be “hotspots” in the emerging markets, such as Brazil and Turkey.

In terms of local emerging markets debt at the end of the Reporting Period, we believed China concerns and oil prices, along with geopolitics, would likely be key performance drivers in the near term. Although these clouds continue to hang over the emerging markets, we did not see signs of a crisis on the horizon. Indeed, we believed at the end of the Reporting Period that 2016 would be the year when emerging markets growth and emerging markets currencies stabilized. We do not anticipate a rapid rebound or a V-shaped recovery. Rather, we expect local emerging markets debt may turn the corner after three consecutive years of declining valuations and downward growth projections. The risks to our view at the end of the Reporting Period included policy mistakes, populism, depletion of reserves and the impact of interest rate hikes on struggling emerging markets economies, should their central banks choose to follow the Fed’s example. Broadly speaking, we believe local emerging markets debt may well become an attractive investment in 2016. Nevertheless, we expect to see continued idiosyncratic challenges in countries such as Brazil. Hence, having a longer-term investment horizon is, in our view, key, as we cannot rule out further negative headlines and market volatility. We plan to continue our discerning approach, focusing on identifying countries that remain mispriced, as we think local emerging markets debt valuations have stabilized in many cases and should be able to provide adequate compensation for potential challenges in the near term.

We continued to have a cautious outlook on emerging markets corporate bonds given challenging operating conditions, including low commodities prices and currency fluctuations. That said, we continued to see opportunities and have a positive view on emerging markets companies with less leverage and more attractive valuations than comparable developed market companies. In our view, the corporate balance sheets of numerous emerging markets issuers remain solid, with limited near-term rollover needs, though liquidity in emerging markets corporate debt has generally been below that of emerging markets sovereign debt.

FUND BASICS

Dynamic Emerging Markets Debt Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	Dynamic Emerging Markets Debt Fund Composite Index[2]	J.P. Morgan GBI-EMSM Global Diversified Index[3]	J.P. Morgan EMBISM Global Diversified Index[4]	J.P. Morgan CEMBISM Broad Diversified Index[5]	30-Day Standardized Subsidized Yield[6]	30-Day Standardized Unsubsidized Yield[6]
Class A	0.15%	0.99%	-1.65%	4.18%	2.80%	4.56%	3.22%
Class C	-0.70	0.99	-1.65	4.18	2.80	3.98	2.59
Institutional	0.39	0.99	-1.65	4.18	2.80	5.12	3.71
Class IR	0.29	0.99	-1.65	4.18	2.80	4.93	3.54
Class R	-0.20	0.99	-1.65	4.18	2.80	4.43	3.03

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dynamic Emerging Markets Debt Fund Composite Index is a composite of the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross USD, Unhedged) (50%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (25%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) (25%).

[3]	The J.P. Morgan GBI-EMSM Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 16 emerging countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The J.P. Morgan EMBISM Global Diversified Index is an unmanaged index of debt instruments of 50 emerging countries. The index figures do not reflect any deduction for fees or taxes. It is not possible to invest directly in an index.

[5]	The J.P. Morgan CEMBISM Broad Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging markets countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 3/31/16	One Year	Since Inception	Inception Date
Class A	-4.29%	-4.16%	5/31/13
Class C	-1.69	-3.24	5/31/13
Institutional	0.39	-2.19	5/31/13
Class IR	0.29	-2.38	5/31/13
Class R	-0.20	-2.76	5/31/13

[7]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	3.45%
Class C	1.99	3.66
Institutional	0.90	2.57
Class IR	1.00	2.77
Class R	1.49	3.27

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN COUNTRY ALLOCATION[9]
	Percentage of Net Assets
	as of 3/31/16	as of 3/31/15
Mexico	11.5%	10.4%
Brazil	8.1	7.9
Poland	8.0	2.3
Colombia	7.3	4.2
Indonesia	7.0	6.2
United States	5.5	5.9
South Africa	4.6	2.6
Russia	4.5	2.5
Dominican Republic	3.6	3.4
Turkey	3.4	6.4
Other	36.4	51.6

[9]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 6.6% as of 3/31/16 and 9.8% as of 3/31/15. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on May 31, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Dynamic Emerging Markets Debt Fund Composite Index, which is comprised of J.P. Morgan EMBISM Global Diversified Index, J.P. Morgan GBI-EMSM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Dynamic Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from May 31, 2013 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Since Inception
Class A (Commenced May 31, 2013)
Excluding sales charges	0.15%	-2.60%
Including sales charges	-4.29%	-4.16%

Class C (Commenced May 31, 2013)
Excluding contingent deferred sales charges	-0.70%	-3.24%
Including contingent deferred sales charges	-1.69%	-3.24%

Institutional (Commenced May 31, 2013)	0.39%	-2.19%

Class IR (Commenced May 31, 2013)	0.29%	-2.38%

Class R (Commenced May 31, 2013)	-0.20%	-2.76%

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 4.43%, 3.57%, 4.70% and 4.60%, respectively. These returns compare to the 4.18% average annual total return of the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

During the period since their inception on July 31, 2015 through March 31, 2016, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of 4.41% compared to the 4.03% cumulative total return of the Index.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2015, external emerging markets debt recorded a small decline, with Argentina, Uruguay and Peru posting the weakest results in the J.P. Morgan EMBISM Global Diversified Index. External emerging markets debt also retreated during the third calendar quarter, led by declines in Ecuador, Zambia and Iraq. In the fourth calendar quarter, external emerging markets debt posted a modest gain, with Venezuela, Argentina and Ecuador generating the strongest results. External emerging markets debt again recorded positive returns during the first quarter of 2016, with leading contributions made by Ecuador, Brazil and Kenya.

For the Reporting Period overall, external emerging markets debt, as represented by the Index, returned 4.18%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) widened by approximately 40 basis points to close the Reporting Period 409 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The weakest performing emerging external debt markets during the Reporting Period, as represented by the Index, were (in U.S. dollar terms1) Belize (-26.86%), Zambia (-13.29%) and Iraq (-9.50%). The top performing emerging external debt markets were Ukraine (+108.40%), Belarus (+22.42%) and Venezuela (+22.26%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from country and issue selection of external emerging markets bonds. Issue selection among emerging markets corporate bonds also added to relative returns. In addition, the Fund’s performance was enhanced by sector positioning in external emerging markets debt and emerging markets corporate bonds.

Conversely, the Fund was hurt by our active currency management through which the Fund takes positions in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Our U.S. duration and yield curve strategy also detracted from relative results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	During the Reporting Period, the Fund benefited from its tactical trading of Venezuelan external debt. While we remain concerned about the country’s deteriorating

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

PORTFOLIO RESULTS

fundamentals, we took advantage of what we considered to be attractive opportunities to add to the Fund’s overweight position relative to the Index.

A long position in the Mexican peso (accomplished through the use of forward foreign currency exchange contracts) detracted from relative performance during the Reporting Period. The Mexican peso depreciated against the U.S. dollar amid overall emerging markets currency weakness. We believe that Mexico remains closely tied to the U.S. economy and may therefore benefit should U.S. economic growth continue to improve. In addition, the Fund was hurt by its overweight in Sri Lankan external debt. The overweight was driven by a number of factors, including that Sri Lanka has been a beneficiary of lower oil prices (oil is one third of the country’s imports). In addition, our growth outlook was positive as Sri Lanka’s economy improved and its government invested in infrastructure. That said, during the Reporting Period, the Sri Lankan financial minister revised the fiscal deficit higher. The International Monetary Fund has warned the country that it should have tighter monetary and fiscal policies, and it called during the Reporting Period for structural reforms to support economic stability.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning detracted from relative returns. For most of the Reporting Period, we tactically shifted the Fund’s duration position on the U.S. Treasury yield curve between a slightly long duration position to a slightly short position, ending the Reporting Period with a slightly short duration position. We made these tactical shifts because we believed the Federal Reserve (the “Fed”) might be inclined to hike interest rates in the near term because of strong U.S. economic data. However, after a single rate increase in December 2015, the Fed maintained a dovish stance amid volatility in the global financial markets. (A dovish stance tends to imply a commitment to lower interest rates.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, we used credit default swaps to gain exposure to Chinese external debt, which slightly detracted from performance. In addition, the Fund’s use of forward foreign currency exchange contracts to take a long position in the Mexican peso had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an underweight relative to the Index in Colombian external debt to an overweight position. In addition, we increased the Fund’s underweight compared to the Index in Peruvian external debt. Also, given Costa Rica’s lack of fiscal adjustment, we reduced the size of the Fund’s overweight in Costa Rican external debt. (A fiscal adjustment is a reduction in the government’s primary budget deficit. It can result from a reduction in government expenditures, an increase in tax revenues or both.) We increased the Fund’s overweight in Hungarian external debt, which appeared to us to be attractive on a relative basis. During the Reporting Period, we increased the Fund’s underweight in Chinese external debt (implemented via a credit default swap) relative to the Index. This positioning is a hedge against broader concerns about China’s shadow banking system, non-performing loans, slowdown in economic growth and potential policy mistakes. Our rationale also includes challenging fiscal and debt dynamics, erosion of foreign exchange reserves and increasing corporate leverage.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, against the backdrop of the European Central Bank’s significant quantitative easing program, certain Eastern European external debt, such as Hungary external bonds, appeared to us to be attractive on a relative basis. Accordingly, we positioned the Fund with an overweight position in Hungarian external debt. Hungary has a basic balance of payments surplus of 10% of Gross Domestic Product (“GDP”) (including account transfers from the European Union). In addition, solid economic growth has led to Hungary gaining a greater market share within the European Union, and the country’s ability to service its debt is relatively strong, in our view.

The Fund also maintained an overweight in Dominican Republic and Colombian external debt at the end of the Reporting Period. The government of the Dominican Republic has implemented significant fiscal reforms and has reduced its fiscal deficit. Additionally, we believe lower energy prices should further benefit the country’s current account. In terms of Colombia, we believe its external bonds are trading at relatively cheap levels. We also think Colombia’s strong policy framework is a positive for the country’s external bonds. Although the drop in oil prices has had a negative impact on Colombia, its flexible currency regime has helped the country adjust.

Looking ahead, we expect the markets to scrutinize the agendas of incoming administrations. Therefore, at the end of the Reporting Period, the Fund was positioned with a small overweight in Indonesian external debt and a large underweight in Turkish external debt. In Turkey, geopolitics and domestic politics continue to cloud the country’s outlook. Ongoing political uncertainties could delay the execution of economic policies aimed at reducing external vulnerabilities, improving the investment climate and reactivating economic growth. The Fund also maintained an underweight in Malaysian quasi-sovereign debt, as we remain concerned about depletion of the country’s foreign exchange reserves, deterioration of its trade balance and challenging political dynamics within the country.

Finally, we retained our focus on seeking the cheapest valuations. In our view, Venezuelan external bond prices imply a material probability of restructuring as they hovered close to their all-time lows at the end of the Reporting Period. However, we believed they offered the possibility of significant recovery in an event of default. Accordingly, at the end of the Reporting Period, the Fund held an overweight position relative to the Index in Venezuelan external debt.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The global macroeconomic environment remained challenging at the end of the Reporting Period, but we think it is more positive for external emerging markets debt than market sentiment suggests. The external debt markets weakened amid the 2015 commodities slump, China’s economic slowdown, U.S. dollar strengthening and concerns around Fed policy tightening. However, at the end of the Reporting Period, we believed valuations had stabilized and the asset class was likely to provide investors with adequate compensation for the potential challenges ahead. In addition, we do not expect significant deterioration in external bond valuations if the Fed raises rates during 2016, given that the Fed has been telegraphing its intentions. As for oil prices, while weakness may persist in the near term, we expect prices to find a better balance in late 2016.

Overall, we believe external emerging markets debt will be a “bond picker’s market” throughout 2016 with returns dispersed amongst countries. In our view, it will be important to identify the prospective winners and losers stemming from the decline in commodity prices, to recognize which markets may benefit from structural changes in China and to find the potential beneficiaries of an improving U.S. economy. We believe positive returns may well come from finding those countries that have been mispriced by the market and by focusing on what we consider to be “hotspots” in the emerging markets, such as Brazil and Turkey.

FUND BASICS

Emerging Markets Debt Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	J.P. Morgan EMBISM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	4.43%	4.18%	4.56%	4.53%
Class C	3.57	4.18	4.04	4.01
Institutional	4.70	4.18	5.12	5.08
Class IR	4.60	4.18	5.03	4.99

July 31, 2015– March 31, 2016
Class R6	4.41%	4.03%	5.14%	5.10%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.25%	4.86%	6.44%	8.36%	8/29/03
Class C	2.54	5.04	N/A	6.10	9/29/06
Institutional	4.70	6.19	7.29	9.14	8/29/03
Class IR	4.60	6.09	N/A	5.89	7/30/10
Class R6	N/A	N/A	N/A	4.41	7/31/15

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	1.25%
Class C	1.99	2.00
Institutional	0.90	0.91
Class IR	0.99	1.00
Class R6	0.88	0.89

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/16	as of 3/31/15
United States	8.3%	14.7%
Mexico	5.5	5.1
Indonesia	5.1	3.4
Dominican Republic	5.1	5.3
Hungary	4.4	0.7
Brazil	3.9	3.7
Venezuela	3.7	3.4
Colombia	3.6	2.5
Chile	3.3	3.8
Costa Rica	2.9	3.6
Other	51.3	53.4

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 6.7% as of 3/31/16 and 1.0% as of 3/31/15. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on April 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBISM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2006 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 29, 2003)
Excluding sales charges	4.43%	5.83%	6.93%	8.75%
Including sales charges	-0.25%	4.86%	6.44%	8.36%

Class C (Commenced September 29, 2006)
Excluding contingent deferred sales charges	3.57%	5.04%	N/A	6.10%
Including contingent deferred sales charges	2.54%	5.04%	N/A	6.10%

Institutional (Commenced August 29, 2003)	4.70%	6.19%	7.29%	9.14%

Class IR (Commenced July 30, 2010)	4.60%	6.09%	N/A	5.89%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	4.41%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of -6.33%, -7.01%, -5.98%, -6.35%, -6.08%, and -6.57%, respectively. These returns compare to the -3.65% average annual total return of the Fund’s benchmark, the Barclays U.S. High- Yield, 2% Issuer Capped Bond Index (the “Index”), during the same time period.

During the period since their inception on July 31, 2015 through March 31, 2016, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -5.29% compared to the -3.10% cumulative total return of the Index.

Q	What economic and market factors most influenced the high yield corporate bond market as a whole during the Reporting Period?

A	During the second quarter of 2015, when the Reporting Period started, high yield corporate bond prices fell. After generating robust positive returns during April and May 2015, they retreated in June 2015, as volatility increased and geopolitical concerns resurfaced. High yield corporate bond prices also declined during the third calendar quarter, as global economic growth concerns, sector-specific issues and a sharp drop in commodities prices fueled uncertainty and drove higher levels of volatility. High yield corporate bond prices retreated during the fourth calendar quarter, selling off significantly in November and December 2015 amid continued pressure on oil prices and uncertainty surrounding a Federal Reserve (the “Fed”) rate hike. After a rough start to 2016, high yield corporate bond prices rallied beginning in the second half of February 2016 to generate a solidly positive return in the first quarter of 2016.

For the Reporting Period overall, higher quality BBB-rated credits outperformed lower-quality credits. Option adjusted spreads widened approximately 191 basis points, ending the Reporting Period at 656 basis points. (The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.) High yield corporate bonds underperformed high yield loans, as represented by the Barclays U.S. High-Yield Loans Index.

In terms of issuance, approximately $95.5 billion of new high yield corporate bonds were priced during the second quarter of 2015, with refinancing the primary use of the proceeds. In the third calendar quarter, approximately $59.7 billion of new high yield corporate bonds came to market, a quarter-over-quarter decline of 38% and the lowest quarterly total since the second quarter of 2012 when approximately $54.7 billion were priced. The proceeds during the third calendar quarter were used for both refinancing and acquisition financing. During the fourth quarter of 2015, approximately $42.3 billion of new high yield corporate bonds were priced, with the proceeds used primarily for refinancing. In the first quarter of 2016, approximately $51.2 billion of new high yield corporate bonds came to market, a quarter-over-quarter increase of 23%. The proceeds during the first calendar quarter were used for refinancing, acquisition financing and general corporate financing.

Demand was weak during the Reporting Period, with high yield corporate bond mutual funds experiencing approximately $14.5 billion of investment outflows. The default rate for high yield corporate bonds rose but remained low in historical terms, helped by healthier corporate balance sheets. For 2015 overall, there were 29 defaults among high yield issuers, affecting approximately $23.6 billion in high yield corporate bonds. In the first quarter of 2016, there were 17 defaults among high yield issuers, affecting

PORTFOLIO RESULTS

approximately $24.1 billion in high yield corporate bonds. The 12-month par-weighted default high yield corporate bond rate through March 31, 2016 was 3.22%.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by sector positioning and individual issue selection. The Fund’s performance was also hampered by its overall credit quality positioning.

Conversely, the Fund’s duration positioning added to its relative results during the Reporting Period. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.) The Fund’s duration strategy is primarily implemented via interest rate swaps and/or futures.

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund was hurt by its lower credit quality bias during the Reporting Period. More specifically, the Fund’s overweight relative to the Index in CCC-rated credits and its underweight in BB-rated credits detracted from relative returns. BB-rated credits outperformed CCC-rated credits during the Reporting Period. An overweight in non-rated credits also dampened relative performance. In addition, the Fund was hindered by its exposure to high yield loans. On the positive side, the Fund’s overweight in emerging markets debt added to performance.

In terms of sector positioning, the Fund’s underweights in chemicals and energy, along with an overweight position in cable and satellite television, detracted from performance. Conversely, the Fund benefited from its overweight positions in commercial services, packaging and building materials.

With regard to individual issue selection, Fund performance was hurt by its overweights in Intelsat, a communications satellite services provider; Vanguard Natural Resources, an oil and natural gas exploration company; and American Energy — Marcellus, LLC, which acquires, develops and operates oil and natural gas properties located in the Marcellus Shale in northern West Virginia. The Fund’s lack of exposure to Energy XXI Gulf Coast and its underweight in California Resources — both oil and natural gas producers — added to relative results. The Fund also benefited from its overweight in Samson Investment Company, the largest privately held company of crude oil and natural gas in the U.S.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning added to its performance versus the Index. More specifically, the Fund benefited from its neutral duration positioning relative to the Index, which it held for most of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. Additionally, a specialized index of credit default swaps (“CDX”) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. The Fund used U.S. Treasury futures, Eurodollar futures and interest rate swaps to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Derivatives may be used in combination with cash securities to implement our views in the Fund. Overall, the use of derivatives had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to increase the Fund’s credit quality, favoring B-rated and BB-rated credits. At the same time, we steadily reduced the Fund’s exposure to CCC-rated credits through selective selling in some of the most economically sensitive industry segments. Overall, we had a preference at the end of the Reporting Period for U.S. cyclical industries that appear to be enjoying healthy growth, such as those in consumer-oriented and real estate-related sectors, as well as certain defensive industries, including cellular telecommunications and cable. At the same time, we were cautious about making allocations to cyclical sectors that are sensitive to global economic growth worries, such as technology, chemicals and metals and mining. During the Reporting Period, we found what we view as attractive opportunities in European high yield corporate bonds that we believe may benefit from European Central Bank stimulus

[1]	Source: J.P. Morgan

PORTFOLIO RESULTS

and the early stages of an economic rebound in Europe. In addition, we found value in high yield loans, which we consider less vulnerable to oil price movements and have a higher overall quality profile than high yield corporate bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in cellular telecommunications, emerging markets corporate bonds and building materials. It was underweight compared to the Index in metals and mining, gas distribution utilities and electric utilities. We favored BBB-rated credits and maintained the Fund’s modest exposure to CCC-rated credits at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we had a cautiously positive outlook for high yield corporate bonds. However, in the near term, we expect the asset class to face heightened commodity and equity market volatility, ongoing concerns about global economic growth, and tightening financial conditions. Additional risks that may stem from macro or geopolitical developments to create a broad-based “risk-off” environment include concerns about renewed weakness in Europe or further escalation in economic growth concerns out of China.

Looking ahead, we expect spreads to be generally unchanged at the end of 2016 relative to where they were at the end of the Reporting Period. Although we believe defaults are likely to accelerate in 2016, we maintained a positive view at the end of the Reporting Period on specific consumer-facing sectors where corporate fundamentals are relatively robust. The pickup in defaults during 2016, we believe, will likely be led by energy and metals/mining companies, with some contagion spreading to distressed credits in other industries. Meanwhile, we expect mergers and acquisitions activity to slow and for corporate management teams to become less willing to engage in shareholder friendly activities.

At the end of the Reporting Period, we believed the performance of high yield corporate bonds in the near term may well be driven by oil prices, lending conditions, central bank policy, global economic growth and liquidity. Our view of these drivers have led us to adopt “closer to home” positioning, with a preference for U.S. service-related and consumer-related credits as well as those credits with exposure to deleveraging stories. For similar reasons, the Fund was underweight commodities-related credits at the end of the Reporting Period.

FUND BASICS

High Yield Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	Barclays U.S. High-Yield 2% Issuer Capped Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-6.33%	-3.65%	5.58%	5.58%
Class C	-7.01	-3.65	5.10	5.09
Institutional	-5.98	-3.65	6.19	6.18
Service	-6.35	-3.65	5.69	5.68
Class IR	-6.08	-3.65	6.10	6.10
Class R	-6.57	-3.65	5.60	5.59

July 31, 2015– March 31, 2016
Class R6	-5.29%	-3.10%	6.21%	6.20%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-10.53%	2.74%	4.73%	5.61%	8/1/97
Class C	-7.94	2.93	4.46	5.11	8/15/97
Institutional	-5.98	4.05	5.60	6.26	8/1/97
Service	-6.35	3.53	5.08	5.72	8/1/97
Class IR	-6.08	3.96	N/A	5.49	11/30/07
Class R	-6.57	3.43	N/A	4.95	11/30/07
Class R6	N/A	N/A	N/A	-5.29	7/31/15

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.06%	1.06%
Class C	1.81	1.81
Institutional	0.72	0.72
Service	1.22	1.22
Class IR	0.81	0.81
Class R	1.31	1.31
Class R6	0.70	0.70

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

FUND BASICS

TOP TEN ISSUERS AS OF 3/31/16[6]
Company	% of Net Assets	Line of Business
HCA, Inc.	2.9%	Health Care – Services
Sprint Communications, Inc.	1.6	Telecommunications – Cellular
T-Mobile USA, Inc.	1.6	Telecommunications – Cellular
MGM Resorts International	1.5	Gaming
CCO Holdings LLC/CCO Holdings Capital Corp.	1.5	Media – Cable
Reynolds Group Issuer, Inc.	1.3	Packaging
Tenet Healthcare Corp.	1.2	Health Care – Services
CHS/Community Health Systems, Inc.	1.2	Health Care – Services
Equinix, Inc.	1.2	Technology – Software/Services
Sprint Corp.	1.1	Telecommunications – Cellular

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 3/31/16	as of 3/31/15
Telecommunications	11.6%	11.3%
Media	11.2	9.8
Health Care	9.9	8.9
Energy	8.0	9.8
Finance	6.1	5.8
Technology	4.5	6.1
Consumer Products	3.9	5.2
Banks	3.8	3.5
Gaming	3.5	4.1
Utilities	3.0	2.5
Other	31.7	33.0

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on April 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R, and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2006 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 1, 1997)
Excluding sales charges	-6.33%	3.70%	5.22%	5.87%
Including sales charges	-10.53%	2.74%	4.73%	5.61%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-7.01%	2.93%	4.46%	5.11%
Including contingent deferred sales charges	-7.94%	2.93%	4.46%	5.11%

Institutional (Commenced August 1, 1997)	-5.98%	4.05%	5.60%	6.26%

Service (Commenced August 1, 1997)	-6.35%	3.53%	5.08%	5.72%

Class IR (Commenced November 30, 2007)	-6.08%	3.96%	N/A	5.49%

Class R (Commenced November 30, 2007)	-6.57%	3.43%	N/A	4.95%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-5.29%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -0.89%, -1.63%, -0.55%, -0.64%, and -1.13%, respectively. These returns compare to the -1.33% average annual total return of the Fund’s benchmark, the Barclays U.S. High-Yield Loans Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	High yield loans recorded a modest decline during the Reporting Period, with BB-rated credits outperforming B-rated credits and lower quality credits. High yield loan spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) contracted by 25 basis points, ending the Reporting Period at 420 basis points. (A basis point is 1/100th of a percentage point.)

The technical, or supply/demand, backdrop for high yield loans was challenging during the Reporting Period. In the second quarter of 2015, approximately $159 billion of new high yield loans were brought to market, the fourth highest quarterly total on record. In the third calendar quarter, however, new high yield loan issuance totaled approximately $58.7 billion, a 63% quarter-over-quarter decline. During the fourth calendar quarter, new high yield loan issuance totaled approximately $59.7 billion. In the first quarter of 2016, new high yield loan issuance was approximately $35.2 billion for a year-over-year decline of 27%. Meanwhile, high yield loan mutual funds experienced investment outflows of $21.6 billion for the Reporting Period overall.

During the Reporting Period, the default rate for high yield loans rose but remained below the historical average, helped by healthier corporate balance sheets. In the 2015 calendar year, there were 21 defaults among high yield loan issuers, affecting approximately $14.1 billion in high yield loans. In the first quarter of 2016, there were 11 defaults, affecting approximately $7.2 billion in high yield loans. The trailing 12-month default rate through March 31, 2016 was 2.38%. (All data per J.P. Morgan.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from its sector positioning and issue selection within the high yield loan market. It was hurt by its overall credit quality positioning relative to the Index.

Q	Which segments of the high yield floating rate loan market significantly affected Fund performance?

A	In terms of its sector positioning, the Fund’s underweight positions relative to the Index in energy and utilities added to relative returns. In addition, an overweight position in building materials contributed positively. Conversely, the Fund’s underweights in consumer services, leisure and restaurants, and cable and satellite television detracted from relative results.

Relative to individual issue selection, the Fund benefited from its lack of exposure to TXU, an electric utility company; Fieldwood Energy, which focuses on the acquisition and development of conventional oil and gas assets; and Millennium Laboratories, a research-based medication monitoring company. Detracting from relative performance were overweight positions in American Energy — Marcellus LLC, which acquires, develops and operates oil and natural gas properties located in the Marcellus Shale in northern West Virginia; Magnum Hunter Resources, an oil and gas exploration company; and True Religion Apparel, a clothing company.

The Fund was hurt overall during the Reporting Period by its credit quality positioning, namely its overweight relative to the Index in CCC-rated loans and its underweight in B-rated

PORTFOLIO RESULTS

loans. This was offset somewhat by the Fund’s overweight in BB-rated loans, which bolstered performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. The Fund also employed interest rate swaps as a cost-efficient instrument to provide us with greater precision and versatility in the management of duration. Interest rate swaps were only utilized in the Fund for the purpose of hedging duration, as the Fund does not take active duration and yield curve positions. Additionally, a specialized index of credit default swaps (“CDX”) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. Derivatives may be used in combination with cash securities to implement our views in the Fund. During the Reporting Period, the use of forward foreign exchange currency contracts and interest rate swaps did not have a meaningful impact on the Fund’s performance. The use of CDX contracts had a slightly positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s allocation relative to the Index in commercial services, electric utilities and health care. We decreased its exposure compared to the Index in chemicals; food, beverage and tobacco; and gaming and lodging. In addition, we increased the Fund’s allocation to BBB-rated and non-rated credits while reducing its allocation to B-rated credits.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in sectors widely considered as defensive, including food and beverage as well as health care. In addition, the Fund was overweight sectors such as transportation and retail and apparel because we believe they should be among the beneficiaries of lower commodities prices. In addition, the Fund was overweight the building materials sector at the end of the Reporting Period. It was underweight compared to the Index in what we consider weaker sectors, such as metals and mining and energy.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the U.S. economy was approaching the later stages of the credit cycle. Our view was supported by several factors, including heightened stress in the credit markets during the Reporting Period, as exhibited in the steepening of credit curves; the increase in the number of credits trading at stressed levels; the rising incidence of default; and the level of downgrade activity. (A credit curve is the spread over U.S. Treasuries of various maturities for a single bond issuer.)

Overall, at the end of the Reporting Period, we held a cautious, but positive, view on the high yield loan market. We continued to believe the consumer would be the cornerstone of U.S. economic strength in 2016, which should be supportive, in our view, of the asset class. Looking ahead, we anticipate a prolonged period of range-bound spreads, with intermittent periods of spread compression. (Spread compression has the potential to drive up high yield loan prices.) In addition, we believe that, in the near term, spreads will provide adequate compensation in excess of projected default losses for 2016. We anticipate overall default rates could rise to their historical averages during 2016, driven by an elevated number of defaults in the energy and commodity- related sectors. Outside of these sectors, we expect defaults to be much lower. At the end of the Reporting Period, the Fund’s positioning was within the context of an expected 2.5% to 3.0% default rate in 2016 and implemented with what we considered appropriate conservatism given our views on the credit cycle. On a risk-adjusted basis, we believe high yield loans will continue to outperform high yield corporate bonds through the end of 2016.

At the end of the Reporting Period, we continued to emphasize the Fund’s higher quality positioning, as we believe the potential risk-adjusted return is more attractive. In addition, given structural issues within the high yield loan market, we planned to continue managing liquidity on an overall portfolio basis. We also expected to actively manage the Fund in response to commodity price volatility. At the end of the Reporting Period, we planned to maintain the Fund’s exposure to consumer-facing sectors benefiting from lower commodity prices and to maintain our focus on defensive sectors.

FUND BASICS

High Yield Floating Rate Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	Barclays U.S. High-Yield Loans Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.89%	-1.33%	4.00%	3.99%
Class C	-1.63	-1.33	3.35	3.34
Institutional	-0.55	-1.33	4.44	4.43
Class IR	-0.64	-1.33	4.34	4.33
Class R	-1.13	-1.33	3.84	3.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. High-Yield Loans Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the Index, a bank loan must be dollar denominated, have at least $150 million, a minimum term of one year, and a minimum initial spread of LIBOR+125. The Index figures do not reflect any deductions for fees or expenses. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-3.13%	1.99%	1.98%	3/31/11
Class C	-2.61	1.69	1.69	3/31/11
Institutional	-0.55	2.82	2.82	3/31/11
Class IR	-0.64	2.75	2.75	3/31/11
Class R	-1.13	2.20	2.20	3/31/11

[4]	The Standardized Total Returns are average annual as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.94%	0.95%
Class C	1.69	1.70
Institutional	0.60	0.61
Class IR	0.70	0.71
Class R	1.16	1.17

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP INDUSTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/16	as of 3/31/15
Retailers	7.3%	6.0%
Health Care	6.6	6.2
Health Care – Services	6.1	3.6
Services Cyclical – Business Services	5.7	4.7
Technology – Software/Services	5.3	3.2
Wireless Telecommunications	4.6	3.3
Media – Broadcasting & Radio	4.5	4.2
Food & Beverages	4.4	6.4
Media – Cable	4.3	3.6
Building Materials	3.8	3.2
Other	48.4	57.3

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on March 31, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. High-Yield Loans Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/ country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Floating Rate Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from March 31, 2011 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced March 31, 2011)
Excluding sales charges	-0.89%	2.45%	2.45%
Including sales charges	-3.13%	1.98%	1.98%

Class C (Commenced March 31, 2011)
Excluding contingent deferred sales charges	-1.63%	1.69%	1.69%
Including contingent deferred sales charges	-2.61%	1.69%	1.69%

Institutional (Commenced March 31, 2011)	-0.55%	2.82%	2.82%

Class IR (Commenced March 31, 2011)	-0.64%	2.75%	2.75%

Class R (Commenced March 31, 2011)	-1.13%	2.20%	2.20%

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated average annual total returns, without sales charges, of -0.53%, -0.29%, -0.27% and -0.18%, respectively. These returns compare to the 0.93% average annual total return of the Fund’s benchmark, the Barclays U.S. Credit Index (the “Index”), during the same time period.

During the period since their inception on July 31, 2015 through March 31, 2016, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of 2.28% compared to the 3.28% cumulative total return of the Index.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	In the second quarter of 2015 when the Reporting Period began, investment grade corporate bonds underperformed U.S. Treasury securities. Investment grade credit spreads, or the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities, widened by 15 basis points to end the quarter at 139 basis points, their widest levels since 2013. (A basis point is 1/100th of a percentage point.) Nevertheless, corporate fundamentals remained strong. European investment grade corporate bonds underperformed both U.S. and U.K. investment grade corporate bonds. In the third calendar quarter, investment grade corporate bonds continued to trail U.S. Treasuries. Investment grade credit spreads widened by 27 basis points to end the quarter at 166 basis points, their widest levels since 2012, amid increased market volatility related to lower commodities prices, China’s slowing economic growth and the prolonged accommodative monetary policy of the Federal Reserve (the “Fed”). European investment grade corporate bonds modestly underperformed U.S. investment grade corporate bonds, while U.K. investment grade corporate bonds lagged both. During the fourth calendar quarter, investment grade credit spreads narrowed by seven basis points, ending 2015 at 159 basis points. Although expectations around Fed monetary policy and continued low oil prices put some pressure on investment grade credit spreads, they were supported by a slowdown in new issuance and ongoing economic growth in the U.S. and Eurozone. U.S. investment grade corporate bonds underperformed European investment grade corporate bonds during the fourth calendar quarter, while U.K. investment grade corporate bonds performed best as a region. Investment grade credit spreads ended the first quarter of 2016 relatively unchanged, tightening by one basis point to finish the Reporting Period at 158 basis points. Spreads, which widened during January 2016 and into the middle of February 2016, reversed on the back of stabilizing oil prices and the European Central Bank’s (“ECB”) decision to buy euro-denominated investment grade corporate bonds. During the first calendar quarter, European investment grade corporate bonds marginally outperformed U.S. investment grade corporate bonds, while U.K. investment grade corporate bonds performed worst as a region.

Issuance was strong during the Reporting Period overall. In the second calendar quarter, U.S. new issuance was approximately $295 billion, while European new issuance was approximately $143 billion. During the third calendar

PORTFOLIO RESULTS

quarter, U.S. new issuance was approximately $256 billion, and European new issuance was approximately $108 billion. In the fourth calendar quarter, U.S. new issuance was approximately $229 billion, and European new issuance was approximately $99 billion. During the first quarter of 2016, U.S. new issuance was approximately $301 billion, and European new issuance was approximately $ 192 billion. European new issuance includes U.K. new issuance.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period due primarily to our cross-sector strategy. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Individual issue selection among investment grade corporate bonds also detracted from relative performance. The Fund’s duration and yield curve positioning did not have a meaningful impact on relative results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	As spreads widened during the Reporting Period, the Fund was hurt by its overweight relative to the Index in investment grade corporate bonds. Individual issue selection of investment grade corporate bonds also dampened performance. More specifically, the Fund was hampered by its investments in commodity-related names, such as Enterprise Products Operating LLC, a master limited partnership (“MLP”) within the midstream energy sector; TransCanada Corporation, a North American energy infrastructure company; and Williams Partners L.P., an MLP within the Williams Companies midstream energy corporate structure.

On the positive side, the Fund benefited from select investments within specific industries and based on credit quality. In addition, the Fund’s positioning along the yield curve added to performance. For example, the Fund’s overweight in the banking and tobacco sectors and its underweight in higher quality investment grade corporate bonds bolstered returns.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning did not have a meaningful impact on performance. The Fund’s duration strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund used U.S. Treasury futures and Eurodollar futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to express our views on the direction of a country’s interest rates. The Fund employed interest rate swaps and swaptions (options on interest rate swap contracts) to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). In addition, it used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over the London Interbank Offered Rate (“LIBOR”)). It utilized forward foreign currency exchange contracts to hedge currency exposure. The use of these derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	When the Reporting Period started in April 2015 and through May 2015, the Fund held a moderate overweight position in investment grade corporate bonds given that we expected U.S. economic growth to continue and for relatively low market volatility to support moderate tightening in investment grade credit spreads. During June 2015, we reduced the size of the Fund’s overweight in investment

PORTFOLIO RESULTS

grade corporate bonds because we believed seasonal factors were becoming less supportive and that the Fed’s data dependency might limit the upside potential in riskier U.S. asset classes. At the beginning of August 2015, we further decreased the size of the Fund’s overweight in investment grade corporate bonds as a result of a number of headwinds. For example, we expected global economic growth to improve, but we thought continued mergers and acquisitions activity would likely damage credit quality while adding to investment grade corporate bond supply. At the same time, seasonal factors were less supportive for riskier asset classes. Near the end of August 2015, we increased the Fund’s overweight position because we expected investment grade corporate bonds to benefit from improving global economic growth and from what many considered to be attractive valuations resulting from then-recent market volatility. Despite our concerns about low oil prices, slowing economic growth in China and currency volatility, we maintained our belief that developed markets economies are largely stable and should continue to expand. In early January 2016, we reduced the Fund’s overweight position in investment grade corporate bonds and removed it in the middle of February 2016, adopting a neutral position relative to the benchmark, due to the potential impact of lower oil prices on corporate credit at what we considered the late stage of the credit cycle. We also noted rising market concern that the downturn in the U.S. manufacturing sector might spread to the rest of the economy. In early March 2016, we added a modest overweight position in investment grade corporate bonds to take advantage of what we viewed as attractive valuations, though we remained cautious because of our ongoing concerns about commodity price volatility. Later in the month, we increased the Fund’s overweight position in investment grade corporate bonds given our more optimistic views about oil prices and our expectation that corporate credit would be supported by ECB bond buying. Thus, the Fund held an overweight position in investment grade corporate bonds at the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in consumer products, tobacco and banking investment grade corporate bonds. Compared to the Index, it was underweight diversified manufacturing, pharmaceuticals and retailing investment grade corporate bonds. The Fund maintained a bias to lower credit quality BBB-rated issues and intermediate-term maturities at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was modestly overweight relative the Index in investment grade corporate bonds. Broadly speaking, we believe the investment grade corporate bond market will be challenged in the near term, with factors such as weak global economic growth, commodity market volatility and late-cycle credit activity both presenting risks and creating opportunities. At the end of the Reporting Period, we had a marginally more positive outlook on oil prices and expected monetary policy in Europe and the U.S. to remain supportive. Nevertheless, we believed a cautious approach was warranted, with particular emphasis on tactical positioning and issue selection.

Overall, at the end of the Reporting Period, we favored the U.S. tobacco industry, as we expect it to be free of additional mergers and acquisition activity in the near term following the Reynolds-Lorillard deal. (In June 2015, Lorillard became a wholly owned subsidiary of Reynolds.) Additionally, we believe the U.S. tobacco industry should be a beneficiary of lower gas prices, and the long, downward trajectory in cigarette volumes is beginning to reverse. We have an unfavorable view of the pharmaceuticals industry, as mergers and acquisitions activity there remains active, albeit at a subdued pace compared to 2015. Political risk, in our view, is also rising, with industry pricing becoming a key focus. Indeed, health care overall is a major topic in the U.S. election cycle. In addition, at the end of the Reporting Period, we were monitoring the implications of consolidation within the managed care industry and levels of customer utilization.

FUND BASICS

Investment Grade Credit Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	Barclays U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.53%	0.93%	2.85%	2.62%
Institutional	-0.29	0.93	3.29	3.06
Class IR	-0.27	0.93	3.20	2.97
Separate Account Institutional	-0.18	0.93	3.29	3.06

July 31, 2015– March 31, 2016
Class R6	2.28%	3.28%	3.26%	3.02%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-4.26%	4.11%	4.35%	4.14%	11/3/03
Institutional	-0.29	5.26	5.10	4.84	11/3/03
Class IR	-0.27	N/A	N/A	4.43	7/29/11
Separate Account Institutional	-0.18	5.28	5.14	4.88	11/3/03
Class R6	N/A	N/A	N/A	2.28	7/31/15

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR, Separate Account Institutional and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.72%	0.86%
Institutional	0.38	0.52
Class IR	0.47	0.61
Separate Account Institutional	0.38	0.52
Class R6	0.36	0.50

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

FUND BASICS

TOP TEN INDUSTRY ALLOCATION[8]
	Percentage of Net Assets
	as of 3/31/16	as of 3/31/15
Banks	15.3%	18.1%
Food & Beverage	8.6	4.2
Real Estate Investment Trusts	6.7	8.0
Energy	5.4	5.5
Wirelines Telecommunications	5.0	4.3
Electric	4.4	4.2
Technology	4.4	2.2
Insurance	4.0	3.4
Tobacco	3.9	0.4
Noncaptive – Financial	2.9	2.7

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016 of a $1,000,000 investment made on April 1, 2006 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Credit Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional, Class IR, and Class R6 Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Investment Grade Credit Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2006 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	-0.53%	4.91%	4.75%	4.46%
Including sales charges	-4.26%	4.11%	4.35%	4.14%

Institutional (Commenced November 3, 2003)	-0.29%	5.26%	5.10%	4.84%

Separate Account Institutional (Commenced November 3, 2003)	-0.18%	5.28%	5.14%	4.88%

Class IR (Commenced July 29, 2011)	-0.27%	N/A	N/A	4.43%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	2.28%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Local Emerging

Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -3.54%, -4.38%, -3.35% and -3.45%, respectively. These returns compare to the -1.65% average annual total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2015, local emerging markets debt recorded a small decline, driven by changes in local interest rates that were partially offset by modest currency appreciation. In the third calendar quarter, local emerging markets debt declined significantly, driven by currency depreciation versus the U.S. dollar and, to a lesser extent, by changes in local interest rates. Local emerging markets debt ended the fourth quarter of 2015 relatively flat, with performance driven rather evenly between changes in local interest rates and currency depreciation versus the U.S. dollar. In the first quarter of 2016, local emerging markets debt generated positive returns, driven primarily by currency appreciation versus the U.S. dollar and, to a lesser extent, by changes in local interest rates.

During the Reporting Period overall, local emerging markets debt, as represented by the Index, posted a return of -1.65%. The weakest performing countries were (in U.S. dollar terms1) South Africa (-18.40%), Colombia (-12.40%) and Mexico (-6.05%). The top performing countries were Romania (+8.60%), Russia (+7.20%) and Hungary (+7.17%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by our active currency management through which the Fund takes positions in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Our country and issue selection of local emerging markets bonds also detracted slightly from relative performance.

Conversely, the Fund benefited from our country and issue selection of external emerging markets bonds. In addition, the Fund’s U.S. duration and yield curve strategy added to results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A	The Fund was hampered during the Reporting Period by its underweight relative to the Index in Hungarian local interest rates. Despite relatively strong economic growth and a tight labor market, Hungary’s central bank cut its main policy interest rate by 15 basis points to 1.20% in March 2016. At the end of the Reporting Period, the Fund maintained a moderate underweight in Hungarian local rates as we believe inflation may pick up in the coming months given the economy is growing faster than market expectations. Also detracting from Fund results during the Reporting Period was an underweight position in Malaysian local interest

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

PORTFOLIO RESULTS

rates. We believe Malaysia’s central bank has no latitude for further easing, while the country continues to deal with a trade shock and a declining current account balance due to the drop in oil prices. Additionally, Malaysia faces ongoing political challenges as Prime Minister Najib Razak combats corruption charges. In addition, during the Reporting Period, the Fund was hurt by its long position in the Mexican peso (accomplished through the use of forward foreign currency exchange contracts). The Mexican peso depreciated against the U.S. dollar amid overall emerging markets currency weakness. We believe Mexico remains closely tied to the U.S. economy and may therefore benefit should U.S. economic growth continue to improve.

On the positive side, the Fund benefited during the Reporting Period from its overweight relative to the Index in Russian local interest rates, which primarily added value during a 2015 rally in Russian local bonds. The Fund was overweight as we believed Russia had made the necessary currency and fiscal adjustments to accommodate the steep decline in oil prices. (A fiscal adjustment is a reduction in the government’s primary budget deficit. It can result from a reduction in government expenditures, an increase in tax revenues or both. A currency adjustment is applied to offset losses or gains resulting from fluctuations in interest rates.) In addition, during the Reporting Period, the Fund was helped by its position in Brazilian local interest rates and our tactical trading of the Brazilian real (accomplished through the use of forward foreign currency exchange contracts). The Fund’s short position in the Korean won also contributed positively. We maintained short positions in Asian currencies, such as the Korean won, as we continued to believe stagnating economic growth in China would cause weakness in Asian foreign exchange markets.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s U.S. duration and yield curve positioning added to relative performance. More specifically, the Fund benefited from its slightly short duration position on the U.S. Treasury yield curve relative to the Index in the second quarter of 2015 when interest rates rose in anticipation of a potential rate hike by the Federal Reserve (the “Fed”). We shifted the Fund to a slightly long duration position by the end of the third calendar quarter. At the end of the Reporting Period, the Fund held a slightly short duration position on the U.S. Treasury yield curve relative to the Index.
Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, total return swaps, cross-currency swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, we used interest rate swaps and total return swaps to gain access to the Colombian local debt market, positioning that detracted from performance. However, the Fund benefited from its use of interest rate swaps (which we employed along with sovereign local bonds) to gain exposure to Brazilian local interest rates.

The use of forward foreign currency exchange contracts to take a long position in the Mexican peso had a negative impact on the Fund’s performance during the Reporting Period. Conversely, the Fund’s positioning in the Brazilian real and Korean won, implemented via forward foreign currency exchange contracts, added to the Fund’s returns.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we reduced the size of the Fund’s overweight positions relative to the Index in Thai local

PORTFOLIO RESULTS

interest rates. We increased its underweight in Malaysian local interest rates. We moved the Fund from a slightly underweight position in Polish local interest rates to an overweight position versus the Index and from a neutral position in Russian local interest rates to an overweight position relative to the Index. In addition, during the Reporting Period, we reduced the Fund’s long position in the Indian rupee. We also increased its short position in the Chinese renminbi. We remained negative on the macroeconomic outlook for China, specifically that country’s economic growth trajectory and capital outflows. Recent indicators pointed to tepid domestic demand and continued disinflationary pressures.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, we continued to look for value in long-maturity Brazilian inflation-linked debt and maintained a long position in the Brazilian real. The Fund also had a long position in the Mexican peso, which we expect to appreciate due to increased capital flows and investment going forward. We believe Mexico is likely to benefit if the U.S. economy continues to outperform other developed economies. In addition, the Fund was overweight Polish local interest rates, as core inflation continued to trend downward, opening the door for potential easing by the country’s central bank.

The Fund was underweight Turkish local interest rates relative to the Index and held a short position in the Turkish lira at the end of the Reporting Period. This positioning was driven by uncertainty surrounding Turkish monetary policy and inflation dynamics, geopolitical risks and a challenging political backdrop. During March 2016, the Central Bank of Turkey had cut its marginal lending rate by 25 basis points to 10.50%, while keeping all other rates unchanged. (A basis point is 1/100th of a percentage point.) Turkey’s inflation rate, however, has been above the central bank’s target of 5% since 2012. Additionally, at the end of the Reporting Period, the Fund had an underweight in Malaysian local interest rates and had a short position in the Malaysian ringgit, as we continued to be concerned about depletion of Malaysia’s foreign exchange reserves, deterioration of its trade balance and challenging political dynamics. The Fund was also underweight China (implemented via a credit default swap) as a hedge against broader concerns about China’s shadow banking system, non-performing loans, slowdown in economic growth and potential policy mistakes. Our rationale also includes challenging fiscal and debt dynamics, erosion of foreign exchange reserves and increasing corporate leverage. In addition, at the end of the Reporting Period, the Fund maintained a short position in the Chinese renminbi and also held short positions in a number of Southeast Asian currencies, including the South Korean won, Taiwan dollar and Singapore dollar, considering the close trade links that many Southeast Asian countries have with China.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed China concerns and oil prices, along with geopolitics, would likely be key performance drivers in the near term. Although these clouds continue to hang over the emerging markets, we did not see signs of a crisis on the horizon. Indeed, we believed at the end of the Reporting Period that 2016 would be the year when emerging markets growth and emerging markets currencies stabilized. We do not anticipate a rapid rebound or a V-shaped recovery. Rather, we expect local emerging markets debt may turn the corner after three consecutive years of declining valuations and downward growth projections. The risks to our view at the end of the Reporting Period included policy mistakes, populism, depletion of reserves and the impact of interest rate hikes on struggling emerging markets economies, should their central banks choose to follow the Fed’s example.

Overall, we believe local emerging markets debt may well become an attractive investment in 2016. Although oil price weakness may persist in the near term, we expect prices to find a better balance in late 2016. We also expect to see continued idiosyncratic challenges in countries such as Brazil. Hence, having a longer-term investment horizon is, in our view, key, as we cannot rule out further negative headlines and market volatility. We plan to continue our discerning approach, focusing on identifying countries that remain mispriced, as we believe local emerging markets debt valuations have stabilized in many cases and should be able to provide adequate compensation for potential challenges in the near term.

FUND BASICS

Local Emerging Markets Debt Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	J.P. Morgan GBI-EMSM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-3.54%	-1.65%	5.43%	5.36%
Class C	-4.38	-1.65	4.95	4.89
Institutional	-3.35	-1.65	6.02	5.95
Class IR	-3.45	-1.65	5.93	5.87

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 16 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-7.90%	-3.94%	-0.65%	2/15/08
Class C	-5.34	-3.79	-0.81	2/15/08
Institutional	-3.35	-2.72	0.25	2/15/08
Class IR	-3.45	-2.84	-1.16	7/30/10

[4]	The Standardized Total Returns are average annual as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.36%
Class C	2.01	2.14
Institutional	0.92	1.05
Class IR	1.01	1.14

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/16	as of 3/31/15
Colombia	12.7%	8.1%
Poland	11.4	5.8
Brazil	10.7	11.6
Mexico	9.9	9.0
Indonesia	9.2	8.7
Russia	8.4	4.6
South Africa	5.2	5.1
Turkey	4.6	7.8
Thailand	4.6	9.5
Malaysia	3.4	2.9
Other	13.5	23.9

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on February 15, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Local Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 15, 2008 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced February 15, 2008)
Excluding sales charges	-3.54%	-3.05%	-0.09%
Including sales charges	-7.90%	-3.94%	-0.65%

Class C (Commenced February 15, 2008)
Excluding contingent deferred sales charges	-4.38%	-3.79%	-0.81%
Including contingent deferred sales charges	-5.34%	-3.79%	-0.81%

Institutional (Commenced February 15, 2008)	-3.35%	-2.72%	0.25%

Class IR (Commenced July 30, 2010)	-3.45%	-2.84%	-1.16%

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated average annual total returns, without sales charges, of 1.89%, 2.23%, 2.14% and 2.23%, respectively. These returns compare to the 2.43% average annual total return of the Fund’s benchmark, the Barclays U.S. Securitized Bond Index (the “Index”), during the same time period.

During the period since their inception on July 31, 2015 through March 31, 2016, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of 2.24% compared to the 2.57% cumulative total return of the Index.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	During the second quarter of 2015 when the Reporting Period began, mortgage-backed securities slightly outperformed duration-equivalent U.S. Treasury securities, benefiting from particular strength during April 2015. In June 2015, mortgage-backed securities retraced most of those gains, underperforming duration-equivalent U.S. Treasury securities, as the U.S. Treasury yield curve steepened in response to stronger U.S. economic data. In the third calendar quarter, mortgage-backed securities underperformed duration-equivalent U.S. Treasury securities. Mortgage- backed securities spreads (or yield differentials versus U.S. Treasury securities) widened along with many other riskier asset classes amidst increased market volatility. In the fourth calendar quarter, mortgage-backed securities outperformed duration-equivalent U.S. Treasury securities, as mortgage assets responded favorably to the Federal Reserve’s (the “Fed”) December 2015 rate hike, and there were indications the Fed would continue to hold mortgage-backed securities on its balance sheet until monetary policy was normalized. During the first quarter of 2016, mortgage-backed securities underperformed duration-equivalent U.S. Treasury securities, as mortgage interest rates fell substantially and market concern surrounding rising prepayment speeds grew.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, our cross-sector strategy detracted from the Fund’s relative performance. In our cross- sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. In addition, the Fund’s duration strategy modestly dampened relative returns. The Fund’s duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Conversely, the Fund benefited from its positioning in the securitized sector. Our government/swaps strategy also added to relative performance. The government/swaps strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A

The Fund was hurt by its overweight in commercial mortgage-backed securities (“CMBS”) amid a broad sell-off in the sector early in the Reporting Period. However, the Fund benefited from its underweight in agency mortgage-backed securities. Within the securitized sector, the Fund was helped by its overweight in Ginnie Mae (“GNMA”) mortgage-backed securities, as GNMA prepayment speeds converged with those of conventional mortgages. In addition, selection of collateralized mortgage obligations (“CMOs”)

PORTFOLIO RESULTS

was positive for relative returns. Within the government/swaps sector, the Fund benefited from its tactical strategies during auctions held by the U.S. Treasury and Federal Reserve of New York. (Auctions are selling mechanisms for government debt.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration strategy detracted modestly from performance. For most of the Reporting Period, we tactically shifted the Fund’s duration positioning relative to that of the Index between a shorter duration position and a longer duration position, which slightly dampened results amid changing expectation about Fed rate hikes. The Fund’s yield curve positioning strategy did not have a meaningful impact on performance during the Reporting Period. Yield curve indicates a spectrum of maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the terms structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.) The Fund used mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions. It used swaptions to hedge volatility and yield curve risks in the Fund and/ or to express tactical views on rate markets. The Fund also employed index total return swaps to efficiently manage the Fund’s mortgage-backed securities exposure. Additionally, a specialized index of credit default swaps (“CDX”) was used to manage the mortgage-backed securities beta of the Fund on an active basis and to hedge the Fund’s CMBS exposure. The use of these derivatives had an overall positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically shifted the size of the Fund’s underweight in agency mortgage-backed securities but remained modestly underweight relative to the Index at the end of the Reporting Period. During the first three months of the Reporting Period, the Fund held a shorter duration position compared to that of the Index. For the rest of the Reporting Period, we tactically shifted the Fund between a shorter duration position and a longer duration position, ending the Reporting Period with a shorter duration position relative to that of the Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, on a contribution to duration basis, the Fund was slightly overweight agency CMOs and slightly underweight non-agency CMBS. It was modestly underweight compared to the Index on a contribution to duration basis in pass-through mortgage-backed securities and roughly neutral in agency adjustable-rate mortgages (“ARMs”). (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) On a market value-weighted basis, the Fund was overweight asset-backed securities (“ABS”) relative to the Index, including positions in Federal Family Education Loan Program (“FFELP”) student loan asset-backed securities (“ABS”). At the end of the Reporting Period, the Fund also had positions in non-agency mortgage-backed securities. CMOs, FFELP ABS and non-agency mortgage-backed securities are not represented in the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund had a small underweight in agency mortgage-backed securities because we expected the supply-demand picture to turn more negative. In our view, the seasonal increase in housing supply during the summer of 2016 is likely to boost supply in an environment characterized by less demand. Within agency mortgage-backed securities, the Fund was overweight GNMA mortgage-backed securities, as they were trading at attractive levels relative to conventional mortgage-backed securities during much of the Reporting Period. That said, we tempered the size of this position in the final few months of the Reporting Period. At the end of the Reporting Period, we remained positive on non-agency residential mortgage- backed securities (“RMBS”) and AAA-rated collateralized loan obligations (“CLOs”). We believed senior CLOs offered attractive exposure to credit spreads while having limited exposure to the energy and metals and mining industries. In addition, we expected non-agency RMBS fundamentals to continue improving and believed non-agency RMBS spreads were likely to have a lower correlation to macro-driven spread movements in the near term than other sectors.

FUND BASICS

U.S. Mortgages Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	Barclays U.S. Securitized Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.89%	2.43%	0.72%	0.49%
Institutional	2.23	2.43	1.08	0.84
Class IR	2.14	2.43	0.99	0.75
Separate Account Institutional	2.23	2.43	1.06	0.83

July 31, 2015– March 31, 2016
Class R6	2.24%	2.57%	1.06%	0.82%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Securitized Bond Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.94%	2.68%	3.83%	3.71%	11/3/03
Institutional	2.23	3.86	4.61	4.42	11/3/03
Class IR	2.14	N/A	N/A	3.43	7/29/11
Separate Account Institutional	2.23	3.84	4.62	4.44	11/3/03
Class R6	N/A	N/A	N/A	2.24	7/31/15

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Class IR, Separate Account Institutional and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.78%	0.95%
Institutional	0.44	0.62
Class IR	0.53	0.71
Separate Account Institutional	0.44	0.63
Class R6	0.42	0.60

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association and Federal Home Loan Mortgage Corp. GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on April 1, 2006 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Securitized Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional, Class IR, and Class R6 Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Mortgages Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2006 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	1.89%	3.47%	4.23%	4.03%
Including sales charges	-1.94%	2.68%	3.83%	3.71%

Institutional (Commenced November 3, 2003)	2.23%	3.86%	4.61%	4.42%

Separate Account Institutional (Commenced November 3, 2003)	2.23%	3.84%	4.62%	4.44%

Class IR (Commenced July 29, 2011)	2.14%	N/A	N/A	3.43%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	2.24%*

*	Total return for periods of less than one year represents cumulative total return.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – 62.4%
	Argentina – 1.0%
	Republic of Argentina (NR/NR)
ARS	300,000	29.198	%(a)	03/28/17	$20,432
	990,000	30.467	(a)	10/09/17	72,080
	$210,305	8.280	(b)	12/31/33	250,930
	700,000	0.000	(a)	12/15/35	73,500

					416,942

	Brazil – 7.1%
	Brazil Notas do Tesouro Nacional (BB/Ba2)
BRL	430,000	10.000		01/01/17	116,507
	2,750,000	10.000		01/01/18	725,457
	1,273,000	10.000		01/01/19	326,386
	1,000,000	10.000		01/01/21	243,823
	1,308,000	10.000		01/01/23	305,498
	1,284,000	10.000		01/01/25	289,950
	1,624,602	6.000		08/15/50	420,305
	Federal Republic of Brazil (BB/Ba2)
	$230,000	2.625		01/05/23	196,650
	200,000	6.000		04/07/26	203,000

					2,827,576

	Chile – 0.3%
	Republic of Chile (AA-/Aa3)
CLP	83,500,000	5.500		08/05/20	128,505

	Colombia – 6.7%
	Republic of Colombia (BBB/NR)
EUR	190,000	3.875		03/22/26	217,552
	Republic of Colombia (BBB/Baa2)
COP	212,000,000	7.750		04/14/21	71,803
	$200,000	4.375		07/12/21	208,500
	200,000	4.500		01/28/26	204,500
	310,000	6.125		01/18/41	327,050
	Republic of Colombia (BBB+/Baa2)
COP	217,000,000	7.250		06/15/16	72,402
	12,300,000	11.250		10/24/18	4,466
	752,700,000	7.000		05/04/22	241,179
	192,000,000	4.375		03/21/23	53,741
	306,300,000	10.000		07/24/24	114,353
	2,056,700,000	7.500		08/26/26	650,855
	69,800,000	6.000		04/28/28	19,159
	1,448,900,000	7.750		09/18/30	454,303

					2,639,863

	Costa Rica – 0.7%
	Republic of Costa Rica (BB-/Ba1)
	$70,000	9.995		08/01/20	84,962
	200,000	7.158		03/12/45	182,000

					266,962

	Croatia – 0.5%
	Republic of Croatia (BB/Ba2)
EUR	170,000	3.000		03/11/25	182,562

	Czech Republic(a) – 0.1%
	Czech Republic Government Bond (AA/A1)
CZK	990,000	0.370		10/27/16	41,744

	Sovereign Debt Obligations – (continued)
	Dominican Republic – 2.5%
	Dominican Republic (BB-/B1)
	$7,099	9.040%		01/23/18	$7,525
DOP	1,900,000	16.000		07/10/20	50,782
	100,000	16.950		02/04/22	2,821
	5,800,000	10.375		03/04/22	127,100
	$150,000	5.875		04/18/24	153,750
	110,000	6.875	(c)	01/29/26	116,600
DOP	4,200,000	11.375		07/06/29	93,772
	$100,000	7.450		04/30/44	105,000
	200,000	6.850		01/27/45	196,000
	140,000	6.850	(c)	01/27/45	137,200

					990,550

	El Salvador – 0.6%
	El Salvador Government International Bond (B+/Ba3)
	20,000	7.750		01/24/23	19,600
	81,000	5.875		01/30/25	69,862
	40,000	6.375		01/18/27	34,200
	10,000	8.250		04/10/32	9,475
	100,000	7.650		06/15/35	87,125

					220,262

	Gabon – 0.4%
	Republic of Gabon (B/Ba3)
	200,000	6.950		06/16/25	165,750

	Ghana – 0.4%
	Republic of Ghana (B-/B3)
	200,000	7.875		08/07/23	158,750

	Guatemala – 0.6%
	Republic of Guatemala (BB/Ba1)
	200,000	5.750		06/06/22	219,000

	Honduras – 0.5%
	Republic of Honduras (B+/B3)
	200,000	7.500		03/15/24	211,750

	Hungary – 1.6%
	Hungary Government Bond (BB+/Ba1)
EUR	50,000	4.375		07/04/17	59,730
	$30,000	4.125		02/19/18	31,087
EUR	140,000	5.750		06/11/18	176,446
	50,000	6.000		01/11/19	64,810
	$20,000	4.000		03/25/19	20,725
	130,000	6.250		01/29/20	144,462
	70,000	5.375		02/21/23	77,612
	10,000	5.750		11/22/23	11,375
	30,000	5.375		03/25/24	33,525
	10,000	7.625		03/29/41	14,163

					633,935

	Indonesia – 2.1%
	Republic of Indonesia (BB+/Baa3)
	400,000	3.750%		04/25/22	403,354
	200,000	3.375		04/15/23	195,250
	200,000	6.750		01/15/44	241,037

					839,641

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Kazakhstan – 0.5%
	Republic of Kazakhstan (BBB-/Baa2)
	$200,000	3.875%		10/14/24	$191,200

	Kenya – 0.5%
	Republic of Kenya (B+/NR)
	200,000	6.875		06/24/24	189,000

	Macedonia(c) – 0.3%
	Republic of Macedonia (BB-/NR)
EUR	100,000	4.875		12/01/20	113,443

	Malaysia – 1.1%
	Malaysia Government Bond (A/A3)
MYR	1,640,000	4.262		09/15/16	423,882

	Mexico – 9.0%
	Mexican Udibonos (A/A3)
MXN	1,573,966	4.000		06/13/19	96,376
	2,936,147	2.500		12/10/20	171,048
	271,129	4.500		12/04/25	17,703
	288,007	4.000		11/08/46	17,510
	United Mexican States (A/A3)
	6,145,480	0.000	(d)	04/28/16	354,220
	1,938,000	7.750		12/14/17	118,866
	7,837,700	4.750		06/14/18	455,772
	9,503,500	8.500		12/13/18	601,974
	1,738,000	5.000		12/11/19	100,187
	564,200	6.500		06/10/21	34,299
	5,946,300	6.500		06/09/22	360,520
	4,141,700	8.000		12/07/23	272,758
	4,299,100	10.000		12/05/24	319,438
	2,308,200	5.750		03/05/26	131,511
	2,469,000	7.500		06/03/27	158,491
	740,200	7.750		11/23/34	48,198
	2,411,600	8.500		11/18/38	168,590
	United Mexican States (BBB+/A3)
	$60,000	3.625		03/15/22	61,950
	20,000	4.750		03/08/44	20,000
	10,000	5.550		01/21/45	11,075
	30,000	5.750		10/12/49	30,525

					3,551,011

	Panama – 0.3%
	Panama Notas del Tesoro (BBB/Baa2)
	30,000	4.875		02/05/21	31,527
	Republic of Panama (BBB/Baa2)
	70,000	6.700		01/26/36	89,250

					120,777

	Peru – 0.6%
	Republic of Peru (A-/A3)
PEN	297,000	5.700	(c)	08/12/24	84,615
	4,000	8.200		08/12/26	1,313
	445,000	6.950		08/12/31	131,976
	53,000	6.900		08/12/37	15,372

					233,276

	Sovereign Debt Obligations – (continued)
	Philippines – 0.6%
	Republic of Philippines (BBB/Baa2)
	$200,000	5.500%		03/30/26	$249,500

	Poland – 8.0%
	Poland Government Bond (A-/NR)
PLN	990,000	0.000	(d)	07/25/16	264,293
	380,000	2.500		07/25/18	104,157
	4,090,000	1.500		04/25/20	1,079,457
	5,360,000	2.000		04/25/21	1,424,626
	Poland Government Bond (A-/A2)
	460,000	5.750		10/25/21	146,155
	20,000	5.750		09/23/22	6,451
	480,000	4.000		10/25/23	141,594
	Poland Government Bond (BBB+/A2)
	$10,000	3.250		04/06/26	9,975

					3,176,708

	Romania – 0.1%
	Republic of Romania (BBB-/Baa3)
EUR	30,000	5.250		06/17/16	34,507

	Russia – 4.0%
	Russian Federation Bond (BB+/Ba1)
	$400,000	4.875		09/16/23	417,400
	Russian Federation Bond (BBB-/Ba1)
RUB	4,720,000	7.000		01/25/23	63,456
	21,220,000	7.000		08/16/23	283,417
	26,460,000	8.150		02/03/27	373,520
	31,200,000	8.500		09/17/31	444,727

					1,582,520

	South Africa – 4.6%
	Republic of South Africa (BBB+/Baa2)
ZAR	8,940,000	7.750		02/28/23	568,163
	810,000	10.500		12/21/26	59,960
	6,440,000	8.000		01/31/30	385,619
	5,430,000	8.250		03/31/32	325,871
	1,090,000	8.875		02/28/35	68,106
	180,000	8.500		01/31/37	10,779
	1,790,000	8.750		02/28/48	107,780
	Republic of South Africa (BBB-/Baa2)
	$100,000	5.500		03/09/20	106,100
	200,000	4.665		01/17/24	201,800

					1,834,178

	Sri Lanka(c) – 0.5%
	Republic of Sri Lanka (B+/B1)
	200,000	6.000		01/14/19	200,181

	Thailand – 3.1%
	Thailand Government Bond (A-/Baa1)
THB	4,520,000	3.875		06/13/19	138,491
	10,431,729	1.200		07/14/21	293,223
	6,695,000	3.650		12/17/21	212,577
	2,630,000	3.625		06/16/23	84,941
	9,160,000	3.850		12/12/25	309,524
	7,480,734	1.250		03/12/28	202,551

					1,241,307

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Turkey – 2.5%
	Republic of Turkey (BBB-/Baa3)
TRY	130,000	8.500%	07/10/19	$44,636
	Republic of Turkey (NR/Baa3)
	$100,000	7.500	07/14/17	106,875
	300,000	6.750	04/03/18	322,875
	330,000	6.250	09/26/22	367,125
	54,000	7.375	02/05/25	64,665
	Turkey Government Bond (BBB-/Baa3)
TRY	210,000	10.400	03/27/19	75,868

				982,044

	Venezuela – 0.7%
	Republic of Venezuela (CCC/Caa3)
	$40,000	7.750	10/13/19	15,000
	20,000	6.000	12/09/20	6,700
	32,000	9.000	05/07/23	11,200
	44,000	8.250	10/13/24	14,960
	430,000	7.650	04/21/25	142,975
	10,000	11.750	10/21/26	3,925
	40,000	9.250	09/15/27	16,000
	100,000	9.250	05/07/28	35,250
	30,000	11.950	08/05/31	11,850
	90,000	9.375	01/13/34	31,725

				289,585

	Vietnam – 0.5%
	Socialist Republic of Vietnam (BB-/B1)
	200,000	4.800	11/19/24	200,250

	Zambia – 0.4%
	Republic of Zambia (B/NR)
	200,000	8.970	07/30/27	164,750

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $25,241,321)			$24,721,911

	Foreign Debt Obligation – 0.2%
	Supranational – 0.2%
	Corporacion Andina de Fomento (AA-/Aa3)
	$80,000	1.500%	08/08/17	$80,179
	(Cost $80,202)

	Corporate Obligations – 20.3%
	Argentina – 0.5%
	Irsa Propiedades Comerciales SA (B-/NR)(c)(e)
	$50,000	8.750%	03/23/23	$50,313
	YPF SA (NR/Caa1)
	130,000	8.875	12/19/18	134,550

				184,863

	Australia – 0.0%
	Toyota Finance Australia Ltd. (NR/NR)
MXN	330,000	3.760	07/20/17	18,466

	Corporate Obligations – (continued)
	Brazil – 1.0%
	Banco do Brasil SA (B-/NR)(a)(e)
	$200,000	6.250%	10/29/49	$111,560
	Banco do Brasil SA (B-/B2)(a)(e)
	200,000	9.000	06/29/49	136,940
	Petrobras Global Finance BV (B+/B3)
	60,000	5.875	03/01/18	57,373
	20,000	5.750	01/20/20	17,230
	90,000	6.250	03/17/24	71,054

				394,157

	Chile – 2.9%
	AES Gener SA (BBB-/Baa3)
	170,000	5.250	08/15/21	179,180
	Cencosud SA (NR/Baa3)(e)
	200,000	6.625	02/12/45	184,250
	GNL Quintero SA (BBB/Baa2)
	290,000	4.634 (c)	07/31/29	289,637
	200,000	4.634	07/31/29	199,750
	Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
	100,000	6.125	04/15/16	99,000
	200,000	3.625	04/03/23	184,250

				1,136,067

	Colombia – 0.6%
	Banco de Bogota SA (BBB-/Baa2)
	200,000	5.000	01/15/17	203,750
	Ecopetrol SA (BBB/Baa3)
	30,000	7.375	09/18/43	27,225

				230,975

	Dominican Republic(e) – 1.1%
	Aeropuertos Dominicanos Siglo XXI SA (B/B1)
	400,000	9.750	11/13/19	421,500

	Guatemala(c)(e) – 0.5%
	Digicel Ltd. (NR/B1)
	240,000	6.000	04/15/21	214,800

	Israel – 0.6%
	Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)(c)
	100,000	2.803	12/30/16	99,750
	100,000	3.839	12/30/18	99,750
	Embraer Overseas Ltd. (BBB/Ba1)
	20,000	5.696	09/16/23	18,700

				218,200

	Ivory Coast(c) – 0.3%
	Agromercantil Senior Trust (BB/NR)
	100,000	6.250	04/10/19	102,875

	Jamaica(c)(e) – 0.4%
	Digicel Group Ltd. (NR/Caa1)
	200,000	8.250	09/30/20	169,000

	Japan – 0.5%
	SoftBank Group Corp. (BB+/Ba1)
	210,000	4.500	04/15/20	213,887

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Kazakhstan – 0.5%
	KazMunayGas National Co. JSC (BB/Baa3)
	$190,000	9.125%		07/02/18	$207,100

	Luxembourg – 1.5%
	Altice Financing SA (BB-/B1)(c)(e)
EUR	100,000	5.250		02/15/23	116,350
	MHP SA (B-/NR)
	$200,000	8.250		04/02/20	174,000
	Tupy Overseas SA (BB-/NR)(c)(e)
	200,000	6.625		07/17/24	186,000
	Wind Acquisition Finance SA (BB/Ba3)(c)(e)
EUR	110,000	4.000		07/15/20	123,810

					600,160

	Mexico – 2.5%
	Cemex SAB de CV (B+/NR)(c)(e)
	100,000	4.750		01/11/22	110,092
	Gruma SAB de CV (BBB/NR)(e)
	200,000	4.875		12/01/24	211,750
	Grupo Televisa SAB (BBB+/Baa1)
	100,000	6.000		05/15/18	108,108
	200,000	6.125	(e)	01/31/46	210,404
	Metalsa SA de CV (BB+/NR)
	150,000	4.900		04/24/23	140,955
	Petroleos Mexicanos (BBB+/Baa3)(c)
	20,000	5.500		02/04/19	20,900
	70,000	6.375		02/04/21	74,480
	90,000	6.875		08/04/26	97,200

					973,889

	Netherlands – 1.8%
	Embraer Netherlands Finance BV (BBB/Ba1)
	40,000	5.050		06/15/25	35,150
	Greenko Dutch BV (B+/NR)(e)
	200,000	8.000		08/01/19	213,275
	Helios Towers Finance Netherlands BV (B/NR)(e)
	200,000	8.375		07/15/19	178,025
	Myriad International Holding BV (BBB-/Baa3)
	100,000	6.375		07/28/17	104,500
	Petrobras Global Finance BV (B+/B3)
	10,000	3.000		01/15/19	8,540
	40,000	5.375		01/27/21	32,728
	220,000	4.375		05/20/23	159,380

					731,598

	Paraguay – 1.3%
	Banco Continental SAECA (BB/Ba1)(e)
	150,000	8.875		10/15/17	150,965
	Banco Regional SAECA (BB-/Ba1)(c)
	150,000	8.125		01/24/19	154,313
	Telefonica Celular del Paraguay SA (NR/Ba3)(e)
	200,000	6.750		12/13/22	194,000

					499,278

	Peru – 1.7%
	Abengoa Transmision Sur SA (BBB-/NR)(c)
	200,000	6.875		04/30/43	203,500

	Corporate Obligations – (continued)
	Peru – (continued)
	Corp Lindley S.A. (BBB/NR)
	$290,000	6.750%		11/23/21	$326,612
	Corp Lindley SA (BBB/NR)
	150,000	4.625		04/12/23	151,500

					681,612

	Philippines – 0.3%
	Energy Development Corp. (NR/NR)
	100,000	6.500		01/20/21	110,625

	Russia(a)(e) – 0.5%
	SB Capital SA (NR/NR)
	200,000	5.500		02/26/24	181,750

	Turkey – 0.9%
	Anadolu Efes Biracilik Ve Malt Sanayii AS (BBB-/Baa3)
	200,000	3.375		11/01/22	176,500
	Global Liman Isletmeleri (NR/B1)(e)
	200,000	8.125		11/14/21	175,859

					352,359

	United Arab Emirates(c) – 0.5%
	Ruwais Power Co. PJSC (A-/A3)
	200,000	6.000		08/31/36	217,000

	Venezuela – 0.4%
	Petroleos de Venezuela SA (CCC/NR)
	20,000	9.000		11/17/21	7,400
	260,000	6.000		05/16/24	80,730
	260,000	6.000		11/15/26	80,210

					168,340

	TOTAL CORPORATE OBLIGATIONS
	(Cost $8,070,250)				$8,028,501

	Structured Notes – 4.9%
	Indonesia – 4.9%
	Republic of Indonesia (Issuer Deutsche Bank AG (London)) (NR/NR)
IDR	3,000,000,000	8.375%		03/19/24	$234,163
	4,100,000,000	9.000	(c)	03/19/29	327,239
	2,200,000,000	8.250	(c)	06/17/32	164,668
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)(c)
	3,847,000,000	8.375		09/17/26	302,886
	2,498,000,000	9.000		03/19/29	199,377
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)(c)
	5,570,000,000	8.375		03/19/24	434,762
	1,026,000,000	9.000		03/19/29	81,890
	1,110,000,000	9.000		03/19/29	88,594
	1,050,000,000	8.750		05/19/31	83,501

	TOTAL STRUCTURED NOTES
	(Cost $1,850,848)				$1,917,080

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – 1.2%
Puerto Rico – 1.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CCC-/Caa3)
$20,000	6.000%	07/01/44	$13,400
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CCC-/Caa3)
5,000	5.125	07/01/37	3,250
20,000	5.250	07/01/42	13,050
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (CCC-/Caa3)
5,000	5.000	07/01/33	3,238
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (CC/Caa3)
20,000	5.500	07/01/32	11,900
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E (CC/Caa3)
70,000	5.625	07/01/32	41,737
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (CC/Caa3)
15,000	5.500	07/01/26	9,019
20,000	5.500	07/01/39	11,900
25,000	5.000	07/01/41	14,812
Puerto Rico Commonwealth GO Bonds Series 2008 A (CC/Caa3)
15,000	5.375	07/01/33	8,925
Puerto Rico Commonwealth GO Bonds Series 2014 A (CC/Caa3)
100,000	8.000	07/01/35	68,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (CC/Ca)
30,000	0.000 (d)	08/01/32	11,626
25,000	6.000	08/01/42	10,563
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)
15,000	5.500	08/01/37	6,188
55,000	5.375	08/01/39	22,550
35,000	5.500	08/01/42	14,437
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (CC/Ca)
5,000	5.000	08/01/35	2,013
10,000	6.000	08/01/39	4,225
350,000	5.250	08/01/41	142,625
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (CC/Ca)
75,000	5.000	08/01/43	30,187
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (CC/Ca)
45,000	5.500	08/01/28	18,675
35,000	6.125	08/01/29	14,875

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $595,218)			$477,945

U.S. Treasury Obligations – 4.3%
United States Treasury Bond
$100,000	2.875%	08/15/45	$105,233
United States Treasury Notes
500,000	1.625	07/31/20	509,960
700,000	1.500	02/28/23	698,152
400,000	1.500	03/31/23	398,720

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,702,123)			$1,712,065

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $37,539,962)			$36,937,681

Short-term Investment(f) – 6.6%
Repurchase Agreements – 6.6%
Joint Repurchase Agreement Account II
$2,600,000	0.301%	04/01/16	$2,600,000
(Cost $2,600,000)

TOTAL INVESTMENTS – 99.9%
(Cost $40,139,962)			$39,537,681

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			57,870

NET ASSETS – 100.0%			$39,595,551

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(b)	Security is currently in default and/or non-income producing.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,664,726, which represents approximately 11.8% of net assets as of March 31, 2016.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Joint repurchase agreement was entered into on March 31, 2016. Additional information appears on page 127.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Currency Abbreviations:
AED	—United Arab Emirates Dirham
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
DTF	—Depósitos Termino Fijo
EURO	—Euro Offered Rate
GO	—General Obligation
HIBOR	—Hong Kong Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LLC	—Limited Liability Company
NR	—Not Rated
PLC	—Public Limited Company
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	BRL	590,758	USD	161,000	$164,103	04/04/16	$3,103
	HUF	28,917,716	EUR	92,000	104,773	04/26/16	5
	PLN	784,392	EUR	182,000	210,134	04/26/16	2,875
	RUB	14,913,800	USD	200,000	221,724	04/04/16	21,724
Barclays Bank PLC	CNH	652,584	USD	95,161	100,195	09/01/16	5,034
	CNY	167,410	USD	25,346	25,839	05/19/16	493
	CNY	650,524	USD	96,075	99,891	08/05/16	3,816
	CNY	811,610	USD	120,560	124,534	08/16/16	3,974
	CNY	654,431	USD	98,245	100,403	08/18/16	2,158
	IDR	1,290,283,000	USD	94,734	98,105	04/07/16	3,371
	INR	6,699,421	USD	97,000	101,039	04/07/16	4,039
	INR	6,750,250	USD	100,000	101,641	04/18/16	1,641
	ZAR	612,205	USD	40,000	41,256	04/26/16	1,256
BNP Paribas SA	BRL	1,204,008	USD	333,336	334,453	04/04/16	1,117
	HUF	28,943,844	EUR	92,000	104,867	04/26/16	100
	INR	6,555,946	USD	98,261	98,928	04/04/16	668
	INR	6,702,562	USD	97,000	101,087	04/07/16	4,087
	MXN	53,903	USD	3,039	3,112	04/26/16	73
	MYR	404,810	USD	98,000	103,847	04/01/16	5,847
	MYR	400,801	USD	100,348	103,373	04/25/16	3,025
	RUB	8,727,903	USD	126,973	129,495	04/11/16	2,522
	TWD	13,051,155	USD	403,000	406,023	04/21/16	3,023
Citibank NA	AED	4,183,842	USD	1,137,223	1,137,968	08/11/16	745
	AED	1,819,227	USD	494,463	494,789	08/15/16	327
	BRL	185,723	USD	50,573	51,591	04/04/16	1,018
	CNH	1,294,518	USD	191,000	198,754	09/01/16	7,754
	COP	227,950,654	USD	71,051	75,966	04/04/16	4,914
	IDR	1,384,023,368	USD	104,000	104,955	05/02/16	955
	INR	5,713,294	USD	86,082	86,167	04/07/16	84
	MYR	401,147	USD	96,000	102,907	04/01/16	6,907
	RON	892,682	USD	222,270	227,397	04/26/16	5,126
	RUB	4,091,588	USD	55,000	60,830	04/04/16	5,830
	RUB	17,794,804	USD	234,968	264,249	04/08/16	29,282
	RUB	18,106,325	USD	244,446	267,944	04/20/16	23,499
	RUB	25,824,698	USD	369,923	381,943	04/22/16	12,020
	RUB	15,032,445	USD	220,976	222,071	04/26/16	1,095
	RUB	4,356,088	USD	57,047	64,084	05/12/16	7,038
	TRY	1,061,245	USD	362,559	373,769	04/26/16	11,210
	USD	58,322	MXN	1,004,563	58,004	04/26/16	318
	ZAR	621,524	USD	40,000	41,884	04/26/16	1,884
Credit Suisse International (London)	COP	126,972,300	USD	39,000	42,314	04/04/16	3,314
	COP	315,002,480	USD	104,000	104,860	05/02/16	860
	COP	483,013,092	USD	158,521	160,490	05/13/16	1,969
	RUB	5,625,040	USD	80,000	83,386	04/14/16	3,386
	RUB	27,604,365	USD	389,439	408,735	04/18/16	19,296
	RUB	2,868,975	USD	41,000	42,395	04/25/16	1,395
Deutsche Bank AG (London)	CNH	646,606	USD	95,000	99,277	09/01/16	4,277
	CNY	778,154	USD	115,184	119,570	07/26/16	4,386
	CNY	674,770	USD	99,855	103,635	08/02/16	3,780

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Deutsche Bank AG (London) (continued)	CNY	332,896	USD	49,194	$51,125	08/03/16	$1,931
	HUF	481,077,121	USD	1,702,928	1,743,007	04/26/16	40,079
	IDR	1,302,547,890	USD	98,000	99,038	04/07/16	1,038
	IDR	1,340,254,850	USD	101,000	101,792	04/18/16	792
	MXN	2,245,407	USD	125,659	129,651	04/26/16	3,992
	MYR	364,666	USD	89,073	94,035	04/08/16	4,961
	PEN	119,000	USD	35,186	35,765	04/22/16	579
	THB	17,999,000	USD	502,625	511,110	05/12/16	8,485
	USD	236,956	THB	8,246,078	234,255	04/26/16	2,702
HSBC Bank PLC	CNH	1,328,508	USD	197,000	203,973	09/01/16	6,973
	CNY	601,412	USD	89,310	93,034	04/14/16	3,725
	CNY	1,215,483	USD	178,619	186,921	07/14/16	8,302
	CNY	1,029,199	USD	152,322	158,263	07/15/16	5,941
	CNY	605,952	USD	89,327	93,141	07/21/16	3,814
	CNY	932,446	USD	137,966	143,211	08/02/16	5,244
	COP	718,704,032	USD	213,246	239,343	04/28/16	26,097
	KRW	578,059,640	USD	477,775	504,512	04/08/16	26,737
	MYR	1,279,201	USD	304,123	329,931	04/26/16	25,808
	MYR	1,914,975	USD	461,845	493,914	05/04/16	32,069
	MYR	139,664	USD	32,144	36,022	05/06/16	3,878
	PHP	2,926,000	USD	60,332	63,576	04/27/16	3,244
	TRY	581,932	USD	199,000	204,956	04/26/16	5,956
	TWD	3,296,236	USD	101,000	102,542	04/18/16	1,542
	TWD	6,704,121	USD	208,000	208,580	04/26/16	580
	USD	229,917	KRW	262,795,040	229,359	04/08/16	558
JPMorgan Morgan Chase Bank (London)	BRL	368,224	USD	98,000	102,286	04/04/16	4,286
	CNH	645,819	USD	95,000	99,156	09/01/16	4,156
	CNY	1,880,722	USD	275,188	289,283	07/11/16	14,095
	CNY	1,261,961	USD	184,910	194,095	07/12/16	9,185
	INR	6,620,388	USD	99,041	99,901	04/04/16	860
	MXN	7,563,160	USD	431,000	436,702	04/26/16	5,702
	MYR	408,910	USD	100,000	105,458	04/20/16	5,458
	MYR	412,522	USD	101,000	106,391	04/21/16	5,391
	RUB	3,143,110	USD	42,576	46,729	04/04/16	4,152
	USD	207,000	CNH	1,335,719	205,080	09/01/16	1,920
	USD	105,000	RUB	7,098,000	104,767	04/29/16	233
	USD	53,130	ZAR	785,787	52,953	04/26/16	177
Morgan Stanley & Co.	BRL	1,417,987	USD	378,135	393,892	04/04/16	15,757
	CNH	364,082	USD	53,390	55,900	09/01/16	2,510
	IDR	1,383,086,415	USD	103,906	104,884	05/02/16	978
	MXN	1,795,324	USD	100,000	103,663	04/26/16	3,663
	MYR	371,976	USD	90,121	95,919	04/08/16	5,799
	MYR	736,642	USD	188,173	189,981	04/20/16	1,807
	MYR	1,279,201	USD	304,731	329,938	04/28/16	25,207
	RUB	5,739,346	USD	79,000	85,154	04/11/16	6,154
	RUB	6,844,700	USD	100,000	101,261	04/21/16	1,261
	RUB	7,094,766	USD	104,000	104,719	04/29/16	719
	TWD	151,348	USD	4,597	4,708	04/19/16	111
	USD	194,000	BRL	695,889	191,782	05/03/16	2,218
	USD	110,268	MXN	1,907,537	110,142	04/26/16	126

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Royal Bank of Canada	BRL	387,520	USD	96,449	$107,646	04/04/16	$11,197
	USD	102,000	BRL	366,569	101,826	04/04/16	174
	USD	105,000	MXN	1,803,903	104,159	04/26/16	841
Royal Bank of Scotland PLC	COP	128,090,138	USD	39,000	42,687	04/04/16	3,687
	COP	309,621,687	USD	97,945	103,165	04/11/16	5,220
	COP	127,819,280	USD	40,000	42,584	04/15/16	2,584
	TRY	881,976	USD	305,000	310,631	04/26/16	5,631
	USD	100,000	MXN	1,730,908	99,944	04/26/16	56
Standard Chartered Bank	CNH	1,296,830	USD	190,000	199,109	09/01/16	9,109
	CNY	1,243,543	USD	182,525	191,146	07/21/16	8,621
	CNY	1,234,959	USD	182,531	189,814	07/22/16	7,283
	INR	12,777,149	USD	184,855	192,703	04/07/16	7,848
	INR	6,733,450	USD	100,000	101,388	04/18/16	1,388
	MYR	809,504	USD	198,000	208,750	04/11/16	10,750
	PEN	264,000	USD	75,829	79,345	04/22/16	3,516
	TRY	2,331,228	USD	787,497	821,055	04/26/16	33,558
	USD	399,000	CNH	2,580,748	396,237	09/01/16	2,763
	USD	63,000	ZAR	931,660	62,783	04/26/16	217
	ZAR	1,259,033	USD	82,000	84,844	04/26/16	2,844
State Street Bank (London)	MXN	1,778,800	USD	100,000	102,709	04/26/16	2,709
	ZAR	13,111,057	USD	840,614	883,534	04/26/16	42,920
UBS AG (London)	BRL	1,131,765	USD	294,000	314,385	04/04/16	20,385
	PLN	392,405	EUR	91,000	105,123	04/26/16	1,493
Westpac Banking Corp.	CNH	652,852	USD	95,000	100,236	09/01/16	5,236
	USD	102,078	IDR	1,338,961,350	101,694	04/18/16	385
TOTAL							$773,987

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	EUR	91,000	PLN	388,024	$103,630	04/26/16	$(319)
	HUF	45,488,892	EUR	146,440	164,812	04/26/16	(1,951)
	USD	96,000	CNH	635,430	97,965	06/15/16	(1,965)
	USD	97,000	INR	6,572,720	99,181	04/04/16	(2,181)
Barclays Bank PLC	USD	25,346	CNH	167,410	25,846	05/19/16	(500)
	USD	96,075	CNH	650,140	99,960	08/05/16	(3,885)
	USD	120,560	CNH	811,128	124,641	08/16/16	(4,081)
	USD	98,245	CNH	653,940	100,476	08/18/16	(2,231)
	USD	373,454	CNH	2,512,428	385,747	09/01/16	(12,293)
	USD	97,740	TWD	3,203,904	99,670	04/18/16	(1,930)
	USD	478,327	TWD	15,765,183	490,489	04/26/16	(12,162)
BNP Paribas SA	EUR	91,000	PLN	390,420	103,630	04/26/16	(962)
	HUF	1,591,238	EUR	5,081	5,765	04/26/16	(20)
	USD	1,136,632	AED	4,183,842	1,137,968	08/11/16	(1,336)
	USD	494,241	AED	1,819,227	494,789	08/15/16	(547)
	USD	328,399	BRL	1,204,008	329,096	06/02/16	(697)
	USD	209,144	EUR	184,900	210,899	06/15/16	(1,754)
	USD	97,000	INR	6,603,614	99,648	04/04/16	(2,648)
	USD	97,982	INR	6,555,946	98,715	04/18/16	(734)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
BNP Paribas SA (continued)	USD	337,488	KRW	394,014,104	$343,700	04/28/16	$(6,212)
	USD	100,326	MYR	400,801	102,818	04/01/16	(2,493)
Citibank NA	IDR	1,311,291,000	USD	100,000	99,632	04/14/16	(368)
	USD	50,573	BRL	183,591	50,998	04/04/16	(426)
	USD	55,369	CNH	362,071	55,591	09/01/16	(222)
	USD	89,148	IDR	1,209,744,475	91,982	04/07/16	(2,833)
	USD	85,927	INR	5,713,294	86,027	04/18/16	(100)
	USD	98,000	KRW	118,129,200	103,099	04/08/16	(5,099)
	USD	99,000	KRW	119,743,965	104,500	04/11/16	(5,500)
	USD	91,993	KRW	113,075,910	98,644	04/25/16	(6,651)
	USD	103,000	MYR	415,538	107,178	04/28/16	(4,178)
	USD	222,275	RUB	15,032,445	223,488	04/04/16	(1,213)
	USD	216,149	RUB	15,332,429	227,486	04/11/16	(11,337)
	USD	727,114	SGD	1,005,998	746,287	04/26/16	(19,174)
	USD	94,395	TWD	3,136,760	97,576	04/14/16	(3,180)
	USD	230,007	TWD	7,553,413	234,981	04/19/16	(4,975)
	USD	40,000	ZAR	607,399	40,932	04/26/16	(932)
Credit Suisse International (London)	USD	110,107	CLP	79,497,041	118,440	04/22/16	(8,333)
	USD	159,410	COP	483,013,092	160,966	04/04/16	(1,556)
	USD	40,000	RUB	2,749,360	40,710	04/18/16	(710)
	USD	41,000	RUB	2,793,748	41,319	04/22/16	(319)
	USD	112,683	RUB	8,956,331	131,761	05/12/16	(19,078)
Deutsche Bank AG (London)	IDR	2,282,187,480	USD	174,000	173,454	04/11/16	(546)
	IDR	1,308,791,000	USD	100,000	99,372	04/21/16	(628)
	MXN	1,791,634	USD	104,000	103,450	04/26/16	(550)
	USD	115,184	CNH	777,720	119,638	07/26/16	(4,454)
	USD	99,855	CNH	674,321	103,694	08/02/16	(3,839)
	USD	49,194	CNH	332,699	51,158	08/03/16	(1,964)
	USD	298,791	CNH	2,004,333	307,736	09/01/16	(8,945)
	USD	40,577	IDR	555,909,000	42,191	04/25/16	(1,614)
	USD	205,000	KRW	238,752,840	208,282	04/25/16	(3,282)
HSBC Bank PLC	KRW	262,795,040	USD	229,816	229,255	04/25/16	(561)
	USD	100,000	BRL	363,926	101,092	04/04/16	(1,092)
	USD	89,310	CNH	601,947	93,073	04/14/16	(3,763)
	USD	178,619	CNH	1,215,326	187,073	07/14/16	(8,453)
	USD	152,322	CNH	1,028,887	158,366	07/15/16	(6,045)
	USD	89,327	CNH	605,818	93,218	07/21/16	(3,891)
	USD	137,966	CNH	931,985	143,317	08/02/16	(5,350)
	USD	447,461	CNH	3,025,159	464,470	09/01/16	(17,009)
	USD	39,178	CZK	966,820	40,693	04/20/16	(1,514)
	USD	206,500	HKD	1,602,091	206,565	04/26/16	(65)
	USD	230,321	INR	15,899,077	239,787	04/07/16	(9,466)
	USD	60,400	MYR	254,135	65,194	04/01/16	(4,793)
	USD	103,000	SGD	141,224	104,765	04/26/16	(1,765)
JPMorgan Morgan Chase Bank (London)	IDR	839,414,986	USD	63,882	63,709	04/25/16	(174)
	USD	855,318	CNH	5,591,895	864,235	04/26/16	(8,917)
	USD	275,188	CNH	1,881,457	289,654	07/11/16	(14,467)
	USD	184,910	CNH	1,262,472	194,350	07/12/16	(9,440)
	USD	207,000	CNH	1,373,740	210,918	09/01/16	(3,918)
	USD	145,818	IDR	1,941,416,182	147,554	04/11/16	(1,737)

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
JPMorgan Morgan Chase Bank (London) (continued)	USD	201,328	IDR	2,775,780,059	$210,587	04/29/16	$(9,258)
	USD	98,000	KRW	118,272,280	103,224	04/08/16	(5,224)
	USD	199,000	MXN	3,545,524	204,721	04/26/16	(5,721)
	USD	102,000	MYR	409,030	105,496	04/25/16	(3,496)
	USD	113,631	TWD	3,790,735	117,916	04/12/16	(4,285)
Morgan Stanley & Co.	USD	790,166	BRL	3,045,273	845,925	04/04/16	(55,759)
	USD	665,780	COP	2,220,375,000	739,568	04/22/16	(73,788)
	USD	104,109	IDR	1,383,086,415	105,162	04/07/16	(1,053)
	USD	100,000	KRW	119,100,000	103,927	04/15/16	(3,927)
	USD	102,000	KRW	118,269,000	103,175	04/25/16	(1,175)
	USD	36,000	MYR	151,020	38,741	04/01/16	(2,741)
	USD	188,159	MYR	736,642	189,954	04/08/16	(1,795)
	USD	191,493	MYR	774,464	199,735	04/20/16	(8,241)
	USD	307,945	PLN	1,218,076	326,156	06/15/16	(18,211)
	USD	96,000	RUB	7,116,053	105,794	04/04/16	(9,794)
	USD	41,000	RUB	2,786,016	41,205	04/22/16	(205)
	USD	75,621	RUB	6,062,187	89,183	05/12/16	(13,562)
	USD	99,000	TWD	3,242,824	100,871	04/11/16	(1,871)
Royal Bank of Canada	USD	208,000	BRL	751,519	208,759	04/04/16	(759)
	USD	2,237,162	EUR	2,012,081	2,291,329	04/26/16	(54,167)
Royal Bank of Scotland PLC	COP	126,144,648	USD	42,000	41,978	05/04/16	(22)
	EUR	35,000	PLN	149,242	39,858	04/26/16	(123)
	MXN	1,815,448	USD	105,000	104,825	04/26/16	(175)
	USD	139,000	MXN	2,424,522	139,993	04/26/16	(993)
	USD	12,417	TRY	35,813	12,613	04/26/16	(196)
Standard Chartered Bank	USD	182,525	CNH	1,243,543	191,346	07/21/16	(8,821)
	USD	182,531	CNH	1,234,228	189,903	07/22/16	(7,372)
	USD	55,000	CNH	366,383	56,253	09/01/16	(1,253)
	USD	82,000	ZAR	1,236,321	83,314	04/26/16	(1,314)
UBS AG (London)	EUR	93,000	PLN	397,844	105,907	04/26/16	(673)
	USD	148,000	BRL	575,106	159,755	04/04/16	(11,755)
	USD	67,980	KRW	78,863,120	68,829	04/08/16	(850)
Westpac Banking Corp.	USD	204,000	CNH	1,366,075	209,741	09/01/16	(5,741)
	USD	100,981	IDR	1,365,564,612	103,714	04/18/16	(2,734)
	USD	232,622	INR	15,993,350	241,209	04/07/16	(8,587)
	USD	50,180	MYR	207,936	53,621	04/11/16	(3,441)
	USD	192,117	MYR	800,743	206,512	04/20/16	(14,396)
	USD	163,414	TWD	5,352,630	166,505	04/14/16	(3,091)
TOTAL							$(631,896)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
2 Year U.S. Treasury Bonds	3	June 2016	$656,250	$576
5 Year U.S. Treasury Notes	12	June 2016	1,453,969	2,679
10 Year U.S. Treasury Notes	(6)	June 2016	(782,344)	(8,063)
20 Year U.S. Treasury Bonds	(1)	June 2016	(164,437)	(1,139)
TOTAL				$(5,947)

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	BRL	1,180		01/02/18	13.962%	1 month Brazilian Interbank Deposit Average	$899
	MXN	680		03/03/26	6.930	Mexico Interbank TIIE 28 Days	2,762
Barclays Bank PLC	BRL	440		01/02/17	12.190	1 month Brazilian Interbank Deposit Average	(1,806)
Citibank NA	THB	8,830		11/17/16	1.905	6 month Thai Reuters	962
		8,830		11/28/16	1.800	6 month Thai Reuters	736
	BRL	980		01/02/17	11.455	1 month Brazilian Interbank Deposit Average	(9,480)
		320		01/02/18	14.460	1 month Brazilian Interbank Deposit Average	993
	THB	6,390		02/04/21	1.903	6 month Thai Reuters	1,441
		2,790		02/15/21	1.815	6 month Thai Reuters	262
Credit Suisse International (London)	BRL	170		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	(2,666)
		300		01/02/18	11.960	1 month Brazilian Interbank Deposit Average	(3,104)
	COP	95,320		04/15/19	Colombia 90 days DTF	5.110%	1,094
	THB	3,650		02/16/21	1.830	6 month Thai Reuters	407
Deutsche Bank AG	BRL	1,880		01/02/17	12.842	1 month Brazilian Interbank Deposit Average	(6,822)
		40		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	(618)
		400		01/02/18	11.945	1 month Brazilian Interbank Deposit Average	(4,176)
	MXN	990		09/25/18	Mexico Interbank TIIE 28 Days	5.180	(647)
	BRL	830		01/04/21	14.080	1 month Brazilian Interbank Deposit Average	1,754
		1,370		01/02/23	14.558	1 month Brazilian Interbank Deposit Average	7,683
		150		01/02/25	1 month Brazilian Interbank Deposit Average	12.340	2,872
	MXN	3,740	(a)	02/15/29	9.625	Mexico Interbank TIIE 28 Days	13,534

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
JPMorgan Securities, Inc.	THB	9,440	11/24/16	1.810%	1 month Thai Reuters	$769
	BRL	1,520	01/02/17	1 month Brazilian Interbank Deposit Average	12.290%	9,275
	COP	67,690	04/22/19	Colombia IBR Overnight Interbank	5.190	735
Morgan Stanley & Co. International PLC	THB	4,410	11/28/16	1.820	6 month Thai Reuters	390
	KRW	443,180	02/03/19	1.461	3 month KWCDC	354
	ZAR	6,350	07/23/20	7.490	3 month JIBAR	(10,386)
	BRL	150	01/04/21	1 month Brazilian Interbank Deposit Average	11.410	3,364
TOTAL						$10,581

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
ZAR	1,120		06/13/19	7.640%	3 month JIBAR	$1	$(806)
	350		09/05/19	7.280	3 month JIBAR	(1)	(551)
	2,400		09/08/19	7.310	3 month JIBAR	(5)	(3,653)
EUR	300	(a)	06/15/21	6 month EURO	0.500%	(8,167)	403
HKD	2,510	(a)	09/21/21	3 month HIBOR	1.500	1,525	(2,310)
ZAR	750		03/14/24	3 month JIBAR	8.550	1	36
	690		12/18/24	3 month JIBAR	7.890	—	2,119
MXN	1,060		01/24/25	Mexico Interbank TIIE 28 Days	5.660	1	1,265
EUR	300	(a)	06/15/26	1.000	6 month EURO	(13,279)	(1,355)
TOTAL						$(19,924)	$(4,852)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China, 4.250%, 10/28/17	$30	(1.000)%	06/20/19	0.791%	$(115)	$(93)
	People’s Republic of China, 7.500%, 10/28/27	200	(1.000)	12/20/20	1.128	1,737	(637)
Barclays Bank PLC	People’s Republic of China, 4.250%, 10/28/17	30	(1.000)	03/20/19	0.752	(78)	(150)
Citibank NA		480	(1.000)	03/20/19	0.752	(1,292)	(2,347)
		850	(1.000)	06/20/19	0.791	(4,126)	(1,760)
	People’s Republic of China, 7.500%, 10/28/27	1,550	(1.000)	12/20/20	1.128	11,299	(2,780)
Deutsche Bank AG		180	(1.000)	12/20/20	1.128	1,561	(572)
JPMorgan Securities, Inc.	People’s Republic of China, 4.250%, 10/28/17	30	(1.000)	03/20/19	0.752	(65)	(163)
		170	(1.000)	06/20/19	0.791	(633)	(544)
	People’s Republic of China, 7.500%, 10/28/27	590	(1.000)	12/20/20	1.128	4,101	(858)
Protection Sold:
Barclays Bank PLC	Republic of Colombia, 10.375%, 01/28/33	300	1.000	12/20/19	1.524	(9,271)	3,681
	Russian Federation, 7.500%, 03/31/30	60	1.000	06/20/20	2.395	(5,663)	2,330
	Republic of South Africa, 5.500%, 03/09/20	90	1.000	12/20/20	2.753	(9,223)	2,294
Citibank NA		50	1.000	12/20/20	2.753	(5,149)	1,300
	Republic of Chile, 3.875%, 08/05/20	20	1.000	12/20/20	2.753	(275)	409
Deutsche Bank AG	Republic of Brazil, 4.250%, 1/07/25	90	1.000	12/20/20	3.302	(13,352)	4,367
Morgan Stanley & Co. International PLC	Republic of South Africa, 5.500%, 03/09/20	130	1.000	12/20/20	2.753	(13,323)	3,313
TOTAL						$(43,867)	$7,790

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

NON-DELIVERABLE BOND FORWARD CONTRACTS#

Counterparty	Notional Amount (000s)		Reference Obligation	Settlement Date	Unrealized Gain (Loss)*
Deutsche Bank AG	COP	289,800	Titulos de Tesoreria 7.750%, 09/18/30	04/06/16	$5,165
		159,900	Titulos de Tesoreria 7.500%, 08/26/26	04/12/16	788
		214,600	Titulos de Tesoreria 7.750%, 09/18/30	04/12/16	1,599
TOTAL					$7,552

#	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.
*	There are no upfront payments on the bond forward contracts, therefore the unrealized gain (loss) of the bond forward contracts is equal to their market value.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – 56.6%
	Angola – 0.5%
	Republic of Angola (NR/Ba2)
	$6,210,000	9.500%		11/12/25	$5,658,863

	Argentina – 2.2%
	Republic of Argentina (NR/NR)
EUR	5,353,043	7.820	(a)	12/31/33	6,761,262
	$4,696,827	8.280	(a)	12/31/33	5,483,546
	6,000	0.000	(b)	12/15/35	630
EUR	53,265,341	0.000	(b)	12/15/35	6,121,672
	$1,976,874	8.280	(a)(c)	12/31/33	2,362,364
	4,050,000	2.500	(a)	12/31/38	2,703,375

					23,432,849

	Armenia – 0.2%
	Republic of Armenia (NR/B1)
	1,270,000	6.000		09/30/20	1,254,125
	660,000	7.150		03/26/25	650,100

					1,904,225

	Belize(d)(e) – 0.1%
	Government of Belize (B-/Caa2)
	2,446,500	5.000		02/20/38	1,198,785

	Brazil – 1.6%
	Brazil Letras do Tesouro Nacional (BB/Ba2)(f)
BRL	3,362,000	0.000		01/01/17	847,706
	Brazil Notas do Tesouro Nacional (BB/Ba2)
	2,951,000	10.000		01/01/17	799,564
	2,702,000	10.000		01/01/25	610,160
	7,011,441	6.000		08/15/40	1,833,671
	Federal Republic of Brazil (NR/Ba2)
	$6,810,000	6.000		04/07/26	6,912,150
	Federal Republic of Brazil (BB/Ba2)
	1,570,000	4.250		01/07/25	1,438,120
	1,180,000	5.000		01/27/45	942,525
BRL	12,392,580	6.000		08/15/50	3,206,112

					16,590,008

	Bulgaria – 0.1%
	Republic of Bulgaria (BB+/Baa2)
EUR	610,000	4.250		07/09/17	728,825

	Cameroon – 0.1%
	Republic of Cameroon (B/NR)
	$1,170,000	9.500		11/19/25	1,102,725

	Colombia – 3.0%
	Republic of Colombia (BBB/Baa2)
	7,280,000	4.500		01/28/26	7,443,800
EUR	2,340,000	3.875		03/22/26	2,679,327
	$920,000	7.375		09/18/37	1,090,200
	1,730,000	6.125		01/18/41	1,825,150
	6,770,000	5.625		02/26/44	6,736,150
	12,830,000	5.000		06/15/45	12,028,125

					31,802,752

	Sovereign Debt Obligations – (continued)
	Costa Rica – 1.5%
	Republic of Costa Rica (BB-/Ba1)
	$390,000	9.995%		08/01/20	$473,363
	3,500,000	5.625	(d)	04/30/43	2,699,375
	1,430,000	5.625		04/30/43	1,102,887
	12,430,000	7.158	(d)	03/12/45	11,311,300

					15,586,925

	Croatia – 2.6%
	Republic of Croatia (BB/Ba2)
	10,087,000	6.250		04/27/17	10,475,349
EUR	1,240,000	5.875		07/09/18	1,546,804
	9,860,000	3.875		05/30/22	11,486,160
	3,740,000	3.000		03/11/25	4,016,360

					27,524,673

	Czech Republic(b) – 0.2%
	Czech Republic Government Bond (AA/NR)
CZK	45,090,000	0.370		10/27/16	1,901,227

	Dominican Republic – 4.7%
	Dominican Republic (NR/NR)
DOP	20,700,000	16.000		07/10/20	553,259
	13,900,000	11.500		05/10/24	321,575
	8,900,000	18.500	(d)	02/04/28	275,487
	134,200,000	11.375		07/06/29	2,996,229
	Dominican Republic (BB-/B1)
	$1,355,291	9.040		01/23/18	1,436,609
	1,532,000	7.500		05/06/21	1,662,220
	560,000	6.875	(d)	01/29/26	593,600
	1,500,000	8.625		04/20/27	1,710,000
	12,300,000	7.450	(d)	04/30/44	12,915,000
	4,776,000	7.450		04/30/44	5,014,800
	17,730,000	6.850	(d)	01/27/45	17,375,400
	4,199,000	6.850		01/27/45	4,115,020

					48,969,199

	Ecuador – 0.4%
	Ecuador Government International Bond (B/NR)
	1,820,000	10.500	(d)	03/24/20	1,638,000
	1,260,000	10.500		03/24/20	1,134,000
	1,460,000	7.950		06/20/24	1,211,800

					3,983,800

	El Salvador – 1.9%
	El Salvador Government International Bond (B+/Ba3)
	1,550,000	7.375		12/01/19	1,542,250
	1,580,000	7.750	(g)	01/24/23	1,548,400
	4,749,000	5.875		01/30/25	4,096,012
	3,650,000	6.375		01/18/27	3,120,750
	3,870,000	8.250		04/10/32	3,666,825
	5,210,000	7.650		06/15/35	4,539,212
	1,650,000	7.625		02/01/41	1,412,813

					19,926,262

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Ethiopia – 0.2%
	Republic of Ethiopia (B/B1)
	$2,210,000	6.625	%(d)	12/11/24	$2,030,437
	310,000	6.625		12/11/24	284,813

					2,315,250

	Gabon – 0.8%
	Republic of Gabon (B/NR)
	6,210,000	6.375		12/12/24	5,154,300
	Republic of Gabon (B/Ba3)
	3,280,000	6.950		06/16/25	2,718,300
	200,000	6.950	(d)	06/16/25	165,750

					8,038,350

	Ghana – 0.9%
	Republic of Ghana (NR/B1)(d)
	4,990,000	10.750		10/14/30	4,902,675
	Republic of Ghana (B-/B3)
	1,340,000	8.500		10/04/17	1,324,885
	2,620,000	7.875		08/07/23	2,079,625
	1,920,000	8.125		01/18/26	1,497,600

					9,804,785

	Guatemala – 1.3%
	Republic of Guatemala (BB/Ba1)
	3,300,000	5.750	(d)	06/06/22	3,613,500
	5,740,000	5.750		06/06/22	6,285,300
	3,840,000	4.875		02/13/28	3,911,040

					13,809,840

	Honduras – 1.2%
	Republic of Honduras (B+/B3)
	9,010,000	8.750	(d)	12/16/20	10,068,675
	998,000	8.750		12/16/20	1,115,265
	1,310,000	7.500	(d)	03/15/24	1,386,962

					12,570,902

	Hungary – 4.2%
	Hungary Government Bond (BB+/Ba1)
EUR	5,780,000	4.375		07/04/17	6,904,796
	7,340,000	5.750		06/11/18	9,250,796
	$10,200,000	6.250		01/29/20	11,334,750
	200,000	5.375		02/21/23	221,750
	3,350,000	5.750		11/22/23	3,810,625
	8,080,000	5.375		03/25/24	9,029,400
	2,380,000	7.625		03/29/41	3,370,675

					43,922,792

	Indonesia – 4.6%
	Perusahaan Penerbit SBSN (BB+/Baa3)
	360,000	3.300		11/21/22	351,450
	250,000	4.325	(d)	05/28/25	248,750
	1,130,000	4.550	(d)	03/29/26	1,131,412
	Republic of Indonesia (BB+/Baa3)
	2,970,000	6.875		01/17/18	3,215,025
	5,364,000	11.625		03/04/19	6,725,115
	610,000	5.375		10/17/23	668,712
	2,766,000	5.875		01/15/24	3,111,750

	Sovereign Debt Obligations – (continued)
	Indonesia – (continued)
	Republic of Indonesia (BB+/Baa3) – (continued)
	$280,000	4.125%		01/15/25	$281,400
EUR	1,540,000	3.375		07/30/25	1,752,366
	$15,380,000	4.750	(d)	01/08/26	16,110,550
	330,000	6.625		02/17/37	382,800
	5,574,000	7.750		01/17/38	7,162,590
	5,499,000	5.250		01/17/42	5,526,495
	1,560,000	6.750		01/15/44	1,880,089

					48,548,504

	Iraq – 0.5%
	Republic of Iraq (NR/NR)
	7,310,000	5.800		01/15/28	5,062,175

	Ivory Coast – 0.5%
	Republic of Ivory Coast (NR/NR)(e)
	4,680,000	5.750		12/31/32	4,317,300
	Republic of Ivory Coast (NR/Ba3)
	870,000	6.375		03/03/28	821,063

					5,138,363

	Kazakhstan – 0.9%
	Republic of Kazakhstan (BBB-/Baa2)
	920,000	5.125	(d)	07/21/25	946,680
	810,000	4.875	(d)	10/14/44	710,775
	1,190,000	4.875		10/14/44	1,044,225
	6,450,000	6.500	(d)	07/21/45	6,708,000

					9,409,680

	Kenya – 0.9%
	Republic of Kenya (B+/NR)
	720,000	6.875	(d)	06/24/24	680,400
	9,647,000	6.875		06/24/24	9,116,415

					9,796,815

	Latvia – 0.3%
	Republic of Latvia (A-/A3)
	2,723,000	5.250		02/22/17	2,813,935

	Macedonia(d) – 0.5%
	Republic of Macedonia (BB-/NR)
EUR	4,530,000	4.875		12/01/20	5,138,990

	Mexico – 2.7%
	United Mexican States (NR/A3)
MXN	47,442,000	4.750		06/14/18	2,758,811
	United Mexican States (A/A3)
	49,367,878	5.000		06/16/16	2,863,402
	22,389,600	10.000		12/05/24	1,663,622
	4,382,200	7.500		06/03/27	281,304
	10,713,200	8.500		05/31/29	741,576
	United Mexican States (BBB+/A3)
	$5,130,000	4.125		01/21/26	5,378,805
	7,708,000	4.750		03/08/44	7,708,000
	2,413,000	5.550		01/21/45	2,672,397
	598,000	4.600		01/23/46	586,040
	2,632,000	5.750		10/12/10	2,678,060

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Mexico – (continued)
	United Mexican States (BBB+/A3) – (continued)
EUR	1,320,000	4.000%		03/15/15	$1,303,212

					28,635,229

	Mongolia(d) – 0.1%
	Republic of Mongolia (B/B2)
	$1,010,000	10.875		04/06/21	1,008,738

	Montenegro(d) – 0.1%
	Republic of Montenegro (B+/Ba3)
EUR	1,360,000	3.875%		03/18/20	1,456,626

	Namibia(d) – 0.2%
	Republic of Namibia (NR/Baa3)
	$1,930,000	5.250		10/29/25	1,866,310

	Nigeria – 0.3%
	Republic of Nigeria (B+/NR)
	1,621,000	6.750		01/28/21	1,568,318
	2,040,000	6.375		07/12/23	1,876,800

					3,445,118

	Pakistan – 0.7%
	Islamic Republic of Pakistan (NR/B3)
	360,000	8.250		09/30/25	382,509
	Islamic Republic of Pakistan (B-/B3)
	1,070,000	6.875	(d)	06/01/17	1,104,523
	1,830,000	6.875		06/01/17	1,889,043
	2,650,000	6.750	(d)	12/03/19	2,769,250
	290,000	8.250		04/15/24	307,912
	560,000	8.250	(d)	04/15/24	594,588

					7,047,825

	Panama – 0.5%
	Panama Notas del Tesoro (BBB/NR)
	920,000	4.875		02/05/21	966,828
	Republic of Panama (BBB/Baa2)
	210,000	3.750		03/16/25	216,562
	211,000	8.875		09/30/27	302,785
	88,000	9.375	(g)	04/01/29	131,120
	3,212,000	6.700		01/26/36	4,095,300

					5,712,595

	Paraguay – 1.0%
	Republic of Paraguay (BB/Ba1)
	1,060,000	4.625		01/25/23	1,071,925
	2,730,000	5.000	(d)	04/15/26	2,743,650
	6,230,000	6.100		08/11/44	6,354,600

					10,170,175

	Philippines – 0.9%
	Republic of Philippines (BBB/Baa2)
	2,160,000	9.875		01/15/19	2,656,746
	5,869,000	8.375		06/17/19	7,130,835

					9,787,581

	Poland – 0.1%
	Poland Government Bond (BBB+/A2)
	780,000	3.250		04/06/26	778,050

	Sovereign Debt Obligations – (continued)
	Romania – 0.3%
	Republic of Romania (BBB-/Baa3)
EUR	2,490,000	5.250%		06/17/16	$2,864,042

	Russia – 0.3%
	Russian Federation (BB+/Ba1)
	2,600,000	3.625		09/16/20	3,039,899

	South Africa – 2.4%
	Republic of South Africa (BBB-/Baa2)
	$520,000	5.500		03/09/20	551,720
	630,000	5.875		05/30/22	684,180
	1,570,000	4.665		01/17/24	1,584,130
	18,705,000	5.875	(c)	09/16/25	20,294,925
	2,408,000	6.250	(c)	03/08/41	2,636,760

					25,751,715

	Sri Lanka – 2.7%
	Republic of Sri Lanka (B+/B1)
	1,180,000	6.000	(d)	01/14/19	1,181,068
	360,000	6.000		01/14/19	360,326
	1,222,000	6.250	(d)	10/04/20	1,211,307
	1,260,000	6.250		10/04/20	1,248,975
	7,814,000	6.250		07/27/21	7,638,185
	5,916,000	5.875		07/25/22	5,568,435
	1,807,000	6.125		06/03/25	1,653,405
	7,600,000	6.850	(d)	11/03/25	7,267,500
	2,120,000	6.850		11/03/25	2,027,250

					28,156,451

	Turkey – 2.5%
	Republic of Turkey (NR/Baa3)
	1,600,000	5.750		03/22/24	1,730,000
	2,892,000	4.250		04/14/26	2,805,240
	1,180,000	4.875		10/09/26	1,191,800
	3,800,000	4.875		04/16/43	3,529,250
	5,364,000	7.500		07/14/17	5,732,775
	3,419,000	7.375		02/05/25	4,094,252
	610,000	8.000		02/14/34	794,525
	5,760,000	6.000		01/14/41	6,220,800

					26,098,642

	Ukraine(d) – 1.0%
	Ukraine Government Bond (B-/NR)(b)
	3,074,000	0.000		05/31/40	1,014,420
	Ukraine Government Bond (B-/Caa3)
	271,291	7.750		09/01/19	255,014
	1,769,000	7.750		09/01/20	1,655,784
	1,602,000	7.750		09/01/21	1,483,452
	1,602,000	7.750		09/01/22	1,469,835
	1,473,000	7.750		09/01/23	1,336,011
	1,473,000	7.750		09/01/24	1,318,335
	775,000	7.750		09/01/25	685,875
	1,471,000	7.750		09/01/26	1,298,893

					10,517,619

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Venezuela – 2.2%
Republic of Venezuela (CCC/Caa3)
$4,260,000	7.750%		10/13/19	$1,597,500
14,400,000	9.000		05/07/23	5,040,000
21,221,600	8.250		10/13/24	7,215,344
11,060,000	7.650		04/21/25	3,677,450
560,000	9.250		09/15/27	224,000
10,558,000	9.250		05/07/28	3,721,695
4,260,000	9.375		01/13/34	1,501,650

				22,977,639

Vietnam – 1.2%
Socialist Republic of Vietnam (BB-/B1)
8,840,000	6.750	(d)	01/29/20	9,801,350
2,576,000	4.800	(d)	11/19/24	2,579,220
200,000	4.800		11/19/24	200,250

				12,580,820

Zambia – 1.5%
Republic of Zambia (B/NR)
5,171,000	5.375		09/20/22	3,917,032
2,480,000	8.500		04/14/24	2,046,000
7,260,000	8.970		07/30/27	5,980,425
4,660,000	8.970	(d)	07/30/27	3,838,675

				15,782,132

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $602,431,017)				$594,358,705

Foreign Debt Obligation – 0.4%
Supranational – 0.4%
Corporacion Andina de Fomento (AA-/Aa3)
$4,640,000	1.500%		08/08/17	$4,650,373
(Cost $4,651,693)

Corporate Obligations – 25.6%
Argentina – 0.1%
YPF SA (NR/Caa1)
$650,000	8.875%		12/19/18	$672,750

Azerbaijan – 0.3%
State Oil Company of the Azerbaijan Republic (BB/Ba1)
3,960,000	4.750		03/13/23	3,498,660

Bermuda(d)(h) – 0.5%
Digicel Ltd. (NR/B1)
1,950,000	6.000		04/15/21	1,745,250
4,500,000	6.750		03/01/23	3,948,750

				5,694,000

Brazil – 2.2%
Banco do Brasil SA (B-/NR)(b)(h)
3,410,000	6.250		10/29/49	1,902,098
Banco do Brasil SA (B-/B2)(b)(h)
6,670,000	9.000		06/29/49	4,566,949

Corporate Obligations – (continued)
Brazil – (continued)
Brazil Minas SPE via State of Minas Gerais (BB/NR)
$12,630,000	5.333	%(d)	02/15/28	$10,830,225
1,409,000	5.333		02/15/28	1,208,217
Independencia International Ltd. (NR/NR)(a)(d)
1,277,436	12.000		12/30/16	—
Petrobras Global Finance BV (B+/B3)
1,150,000	5.750		01/20/20	990,725
150,000	5.375		01/27/21	122,730
1,830,000	4.375		05/20/23	1,325,753
2,420,000	6.250		03/17/24	1,910,566
Raizen Energy Finance Ltd. (BBB-/Ba1)
450,000	7.000		02/01/17	460,687

				23,317,950

British Virgin Islands(c)(d) – 0.1%
Arcos Dorados Holdings, Inc. (NR/B1)
683,000	6.625		09/27/23	650,558

Chile – 3.3%
AES Gener SA (BBB-/Baa3)
1,320,000	5.250	(d)	08/15/21	1,391,280
3,309,000	5.250		08/15/21	3,487,686
Banco del Estado de Chile
2,420,000	4.125	(d)	10/07/20	2,553,100
970,000	3.875	(d)	02/08/22	1,011,225
1,510,000	3.875		02/08/22	1,574,175
Corpbanca SA (BBB/Baa3)(d)
4,071,000	3.875		09/22/19	4,111,222
E.CL SA (BBB/NR)
1,270,000	5.625	(d)	01/15/21	1,393,825
430,000	5.625		01/15/21	471,925
Embotelladora Andina SA (BBB/NR)(d)
980,000	5.000		10/01/23	1,033,900
Empresa Electrica Angamos SA (NR/Baa3)(d)
4,850,000	4.875		05/25/29	4,487,220
GNL Quintero SA (BBB/Baa2)
7,560,000	4.634	(d)	07/31/29	7,550,550
1,060,000	4.634		07/31/29	1,058,675
Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
793,000	3.625		04/03/23	730,551
3,991,000	4.375	(d)(h)	01/28/25	3,671,720

				34,527,054

Colombia – 0.6%
Banco de Bogota SA (BBB-/Baa2)
1,450,000	5.000	(d)	01/15/17	1,477,188
4,324,000	5.000		01/15/17	4,405,075
Ecopetrol SA (BBB/Baa3)
560,000	7.375		09/18/43	508,200

				6,390,463

Costa Rica – 1.4%
Banco de Costa Rica (NR/Ba1)
4,870,000	5.250	(d)	08/12/18	4,930,875
1,010,000	5.250		08/12/18	1,022,625

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Costa Rica – (continued)
	Banco Nacional de Costa Rica (NR/Ba1)
	$3,000,000	4.875	%(d)	11/01/18	$2,985,000
	380,000	4.875		11/01/18	378,100
	5,890,000	6.250	(d)	11/01/23	5,772,200

					15,088,800

	Dominican Republic(h) – 0.4%
	Aeropuertos Dominicanos Siglo XXI SA (B/B1)
	3,932,000	9.750		11/13/19	4,143,345

	Ecuador(b) – 0.3%
	EP PetroEcuador via Noble Sovereign Funding I Ltd. (B/NR)
	3,334,211	6.258		09/24/19	2,904,931

	Guatemala(h) – 0.3%
	Central American Bottling Corp. (BB/Ba2)
	2,050,000	6.750	(d)	02/09/22	2,160,188
	604,000	6.750		02/09/22	636,465

					2,796,653

	Hong Kong – 0.3%
	Biostime International Holdings Ltd. (NR/NR)(f)(g)
HKD	16,000,000	0.000		02/20/19	2,076,297
	China Unicom Ltd. (NR/NR)
CNH	8,770,000	4.000		04/16/17	1,349,197

					3,425,494

	Hungary(d) – 0.3%
	MFB Magyar Fejlesztesi Bank Zrt (NR/Ba1)
	$2,510,000	6.250		10/21/20	2,767,275

	India(d) – 0.1%
	Adani Ports & Special Economic Zone Ltd. (BBB-/Baa3)
	1,360,000	3.500		07/29/20	1,366,458

	Indonesia – 0.4%
	Pertamina Persero PT (BB+/Baa3)(d)
	2,930,000	5.625		05/20/43	2,586,091
	Perusahaan Gas Negara Persero Tbk PT (BB+/Baa3)
	1,940,000	5.125		05/16/24	1,981,225

					4,567,316

	Ireland – 0.5%
	MTS International Funding Ltd. (BB+/Ba1)
	2,943,000	5.000		05/30/23	2,858,389
	Phosagro OAO via Phosagro Bond Funding Ltd. (NR/Ba1)
	2,250,000	4.204	(d)	02/13/18	2,255,625
	240,000	4.204		02/13/18	240,600

					5,354,614

	Israel(d) – 0.2%
	Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)
	1,200,000	2.803		12/30/16	1,197,000
	1,200,000	3.839		12/30/18	1,197,000

					2,394,000

	Ivory Coast – 0.4%
	Agromercantil Senior Trust (BB/NR)(d)
	3,420,000	6.250		04/10/19	3,518,325

	Corporate Obligations – (continued)
	Ivory Coast – (continued)
	Comcel Trust (NR/Ba1)(h)
	$330,000	6.875%		02/06/24	$312,659
	Comunicaciones Celulares SA (NR/Ba1)(d)(h)
	810,000	6.875		02/06/24	767,434

					4,598,418

	Japan – 0.5%
	SoftBank Group Corp. (BB+/Ba1)
	1,920,000	4.500	(d)	04/15/20	1,955,539
	2,990,000	4.500		04/15/20	3,045,345

					5,000,884

	Kazakhstan – 0.2%
	KazMunayGas National Co. JSC (BB/Baa3)
	2,220,000	9.125		07/02/18	2,419,800

	Luxembourg – 2.3%
	Altice Financing SA (BB-/B1)(d)(h)
	400,000	6.500		01/15/22	404,000
	1,160,000	6.625		02/15/23	1,160,000
	Gazprom Neft OAO Via GPN Capital SA (BB+/Ba1)(d)
	10,480,000	6.000		11/27/23	10,349,000
	MHP SA (B-/NR)
	1,420,000	8.250		04/02/20	1,235,400
	Tupy Overseas SA (BB-/NR)(h)
	3,450,000	6.625	(d)	07/17/24	3,208,500
	879,000	6.625		07/17/24	817,470
	Wind Acquisition Finance SA (B/Caa1)(h)
EUR	3,410,000	7.000		04/23/21	3,705,628
	$2,970,000	7.375	(d)	04/23/21	2,695,275
	Wind Acquisition Finance SA (BB/Ba3)(h)
EUR	150,000	4.000		07/15/20	168,831

					23,744,104

	Malaysia – 0.6%
	1MDB Global Investments Ltd. (A-/NR)
	$7,000,000	4.400		03/09/23	6,440,000

	Mexico – 2.8%
	America Movil SAB de CV (A-/A2)
MXN	19,010,000	6.000		06/09/19	1,085,779
	Cemex SAB de CV (B+/NR)(d)(h)
EUR	1,300,000	4.750		01/11/22	1,431,193
	CIBanco SA Institucion de Banca Multiple (D/NR)(a)(h)
	$371,739	9.625	(d)	05/02/21	11,152
	483,261	9.625		05/02/21	14,498
	Gruma SAB de CV (BBB/NR)(d)(h)
	2,220,000	4.875		12/01/24	2,350,425
	Grupo Cementos de Chihuahua SAB de CV (BB-/NR)(d)(h)
	710,000	8.125		02/08/20	724,200
	Grupo Televisa SAB (BBB+/Baa1)(h)
	380,000	4.625		01/30/26	393,220
	Metalsa SA de CV (BB+/NR)(d)
	2,220,000	4.900		04/24/23	2,086,134
	Petroleos Mexicanos (BBB+/Baa3)
	1,640,000	5.500	(d)	02/04/19	1,713,800
	3,930,000	6.375	(d)	02/04/21	4,181,520
	230,000	3.500		01/30/23	207,856

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Mexico – (continued)
	Petroleos Mexicanos (BBB+/Baa3) – (continued)
	$430,000	4.875%		01/18/24	$421,507
	9,340,000	6.875	(d)	08/04/26	10,087,200
	150,000	6.625		06/15/35	143,040
	1,310,000	6.500		06/02/41	1,222,230
	1,418,000	5.500		06/27/44	1,166,589
	Trust F/1401 (NR/Baa2)(d)
	1,810,000	6.950		01/30/44	1,755,700

					28,996,043

	Netherlands – 1.1%
	Greenko Dutch BV (B+/NR)(d)(h)
	3,830,000	8.000		08/01/19	4,084,216
	Listrindo Capital BV (BB-/Ba2)(h)
	2,722,000	6.950		02/21/19	2,805,416
	Lukoil International Finance BV (BBB-/Ba1)
	1,480,000	3.416		04/24/18	1,471,860
	1,650,000	6.125		11/09/20	1,738,687
	620,000	4.563		04/24/23	592,100
	Majapahit Holding BV (BB/Baa3)
	494,000	7.750		10/17/16	510,055
	100,000	7.250		06/28/17	106,116

					11,308,450

	Panama(d) – 0.0%
	Autoridad Canal De Panam (A-/A2)
	380,000	4.950		07/29/35	393,300

	Paraguay – 1.2%
	Banco Continental SAECA (BB/Ba1)(h)
	1,900,000	8.875	(d)	10/15/17	1,911,717
	1,990,000	8.875		10/15/17	2,002,806
	Banco Regional SAECA (BB-/Ba1)
	4,670,000	8.125	(d)	01/24/19	4,804,262
	905,000	8.125		01/24/19	931,019
	Telefonica Celular del Paraguay SA (NR/Ba3)(h)
	2,700,000	6.750		12/13/22	2,619,000

					12,268,804

	Peru – 1.3%
	Abengoa Transmision Sur SA (BBB-/NR)(d)
	5,160,000	6.875		04/30/43	5,250,300
	Corp Financiera de Desarrollo SA (BBB+/NR)
	2,478,000	4.750		02/08/22	2,577,120
	Corp Lindley S.A. (BBB/NR)
	1,630,000	6.750	(d)	11/23/21	1,835,787
	3,560,000	6.750		11/23/21	4,009,450
	120,000	4.625	(d)	04/12/23	121,200

					13,793,857

	Philippines – 0.5%
	Development Bank of Philippines (BBB/NR)
	1,610,000	5.500		03/25/21	1,808,376
	Energy Development Corp. (NR/NR)
	2,625,000	6.500		01/20/21	2,903,906

					4,712,282

	Corporate Obligations – (continued)
	Singapore – 0.1%
	China Resources Cement Holdings Ltd. (NR/Aa1)
	$1,240,000	2.125%		10/05/17	$1,243,999

	South Korea – 0.0%
	Korea South-East Power Co. Ltd. (AA-/Aa2)
	240,000	6.000		05/25/16	241,549

	Turkey – 0.3%
	Export Credit Bank of Turkey (BB+/Baa3)
	270,000	5.375	(d)	11/04/16	275,063
	2,240,000	5.375		11/04/16	2,282,000
	Hazine Mustesarligi Varlik Kiralama AS (NR/Baa3)
	208,000	2.803		03/26/18	205,920

					2,762,983

	United Arab Emirates – 0.4%
	Dolphin Energy Ltd. (NR/A1)
	334,040	5.888		06/15/19	356,588
	Ruwais Power Co. PJSC (A-/A3)(d)
	3,700,000	6.000		08/31/36	4,014,500

					4,371,088

	United States(d) – 0.9%
	Brazil Loan Trust 1 (BB/NR)
	9,608,024	5.477		07/24/23	8,815,363
	New Cotai LLC/New Cotai Capital Corp. (NR/NR)(h)(i)
	1,266,804	10.625		05/01/19	830,679

					9,646,042

	Venezuela – 1.6%
	Petroleos de Venezuela SA (CCC/NR)
	11,730,000	9.000		11/17/21	4,340,100
	7,360,000	6.000		05/16/24	2,285,280
	31,095,000	6.000		11/15/26	9,592,807

					16,218,187

	Vietnam(h) – 0.1%
	Debt and Asset Trading Corp. (NR/NR)
	1,960,000	1.000		10/10/25	978,755

	TOTAL CORPORATE OBLIGATIONS
	(Cost $283,904,959)				$268,698,866

	Structured Note – 0.4%
	Brazil – 0.4%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
BRL	15,390,969	6.000%		08/15/40	$4,025,131
	(Cost $8,386,241)

	Municipal Debt Obligations – 1.2%
	Puerto Rico – 1.2%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CCC-/Caa3)
	$975,000	6.000%		07/01/44	$653,250

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CCC-/Caa3)
$305,000	5.125%	07/01/37	$198,250
640,000	5.250	07/01/42	417,600
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (CCC-/Caa3)
305,000	5.000	07/01/33	197,488
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (CC/Caa3)
135,000	5.500	07/01/32	80,325
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2009 B (CC/Caa3)
1,385,000	5.750	07/01/38	827,537
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2012 A (CC/Caa3)
1,210,000	5.500	07/01/26	727,513
Puerto Rico Commonwealth GO Bonds Series 2008 A (CC/Caa3)
1,315,000	5.375	07/01/33	782,425
Puerto Rico Commonwealth GO Bonds Series 2014 A (CC/Caa3)
2,890,000	8.000	07/01/35	1,986,875
Puerto Rico Highways & Transportation Authority RB Refunding Series 2007 CC (AA/A2)
125,000	5.250	07/01/36	129,675
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (CC/Ca)
4,600,000	5.500	08/01/22	2,012,500
4,210,000	5.250	08/01/27	1,726,100
340,000	0.000 (f)	08/01/32	131,760
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)
3,965,000	5.500	08/01/37	1,635,562
240,000	5.375	08/01/39	98,400
260,000	5.500	08/01/42	107,250
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (CC/Ca)
1,410,000	5.250	08/01/41	574,575
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (CC/Ca)
720,000	5.000	08/01/43	289,800
90,000	5.250	08/01/43	36,675

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $19,167,555)			$12,613,560

U.S. Treasury Obligations – 6.2%
United States Treasury Bill(f)
$50,000,000	0.000%	04/07/16	$49,999,085
United States Treasury Bonds
13,600,000 (j)	2.875	08/15/45	14,311,688
500,000	3.000	11/15/45	540,035

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $64,051,437)			$64,850,808

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $982,592,902)			$949,197,443

Short-term Investment(k) – 6.7%
Repurchase Agreements – 6.7%
Joint Repurchase Agreement Account II
$70,700,000	0.300%	04/01/16	$70,700,000
(Cost $70,700,000)

TOTAL INVESTMENTS – 97.1%
(Cost $1,053,292,902)			$1,019,897,443

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (1.1)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(630,921)	(1.250)%	11/23/16	$(630,921)
Citigroup Reverse Repurchase Agreement (NR/NR)
(5,550,000)	(0.250)	10/31/16	(5,550,000)
First Boston Reverse Repurchase Agreement (NR/NR)
(2,205,240)	(0.500)	03/09/17	(2,205,240)
(2,786,459)	(0.150)	03/14/17	(2,786,459)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(11,172,620))			$(11,172,620)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 4.0%			41,443,332

NET ASSETS – 100.0%			$1,050,168,155

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security is currently in default and/or non-income producing.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(c)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of March 31, 2016, the value of securities pledged amounted to $11,370,331.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $303,600,436, which represents approximately 28.9% of net assets as of March 31, 2016.
(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2016.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2016.
(h)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(i)	Pay-in-kind securities.
(j)	All or a portion of security is segregated as collateral for initial margin requirements on futures transaction.
(k)	Joint repurchase agreement was entered into on March 31, 2016. Additional information appears on page 127.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
BRL	—Brazilian Real
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PLN	—Polish Zloty
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
EURO	—Euro Offered Rate
GO	—General Obligation
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NR	—Not Rated
PLC	—Public Limited Company
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	BRL	9,778,709	USD	2,665,000	$2,716,357	04/04/16	$51,357
	HUF	471,798,823	EUR	1,501,000	1,709,391	04/26/16	73
	PLN	13,020,083	EUR	3,021,000	3,487,999	04/26/16	47,728
	RUB	182,917,757	USD	2,453,000	2,719,441	04/04/16	266,441
Barclays Bank PLC	CNH	11,360,282	USD	1,656,583	1,744,207	09/01/16	87,624
	CNY	2,773,189	USD	419,862	428,032	05/19/16	8,170
	CNY	10,914,344	USD	1,611,925	1,675,953	08/05/16	64,028
	CNY	13,391,564	USD	1,989,240	2,054,818	08/16/16	65,578
	CNY	10,710,149	USD	1,607,841	1,643,157	08/18/16	35,316
	INR	109,815,258	USD	1,590,000	1,656,214	04/07/16	66,214
	INR	111,919,145	USD	1,658,000	1,685,209	04/18/16	27,209
	ZAR	10,147,301	USD	663,000	683,811	04/26/16	20,811
BNP Paribas SA	BRL	41,433,752	USD	11,471,138	11,509,581	04/04/16	38,443
	CNH	33,819,531	USD	4,964,699	5,192,500	09/01/16	227,801
	HUF	472,539,714	EUR	1,502,000	1,712,075	04/26/16	1,619
	INR	113,624,382	USD	1,703,003	1,714,577	04/04/16	11,573
	INR	110,419,531	USD	1,598,000	1,665,327	04/07/16	67,327
	MXN	988,217	USD	55,715	57,060	04/26/16	1,345
	MYR	6,770,234	USD	1,639,000	1,736,781	04/01/16	97,781
	MYR	6,748,696	USD	1,689,666	1,740,598	04/25/16	50,932
	RUB	217,303,884	USD	3,161,336	3,224,117	04/11/16	62,782
	TWD	216,202,260	USD	6,676,000	6,726,072	04/21/16	50,072
	USD	1,979,190	KRW	2,262,135,460	1,973,427	04/25/16	5,763
Citibank NA (London)	BRL	3,101,221	USD	844,467	861,466	04/04/16	16,999
	CNH	56,905,212	USD	8,348,161	8,736,972	09/01/16	388,811
	COP	2,362,726,621	USD	736,453	787,388	04/04/16	50,935
	IDR	22,596,843,066	USD	1,698,000	1,713,591	05/02/16	15,591
	INR	113,731,369	USD	1,713,596	1,715,276	04/07/16	1,680
	MYR	6,572,954	USD	1,573,000	1,686,173	04/01/16	113,173
	RUB	121,408,560	USD	1,632,000	1,804,983	04/04/16	172,983
	RUB	240,369,829	USD	3,173,911	3,569,443	04/08/16	395,531
	RUB	329,660,320	USD	4,450,599	4,878,436	04/20/16	427,837
	RUB	217,910,823	USD	3,121,440	3,222,865	04/22/16	101,426
	RUB	280,010,944	USD	4,116,143	4,136,544	04/26/16	20,401
	ZAR	10,301,760	USD	663,000	694,220	04/26/16	31,220
Credit Suisse International (London)	COP	2,047,835,300	USD	629,000	682,450	04/04/16	53,450
	COP	5,143,021,260	USD	1,698,000	1,712,045	05/02/16	14,045
	COP	6,482,994,658	USD	2,127,665	2,154,096	05/13/16	26,431
	RUB	93,235,038	USD	1,326,000	1,382,120	04/14/16	56,120
	RUB	457,611,982	USD	6,476,043	6,775,823	04/18/16	299,780
	RUB	47,722,950	USD	682,000	705,204	04/25/16	23,204
Deutsche Bank AG (London)	CNH	11,230,534	USD	1,650,000	1,724,286	09/01/16	74,286
	CNY	13,511,819	USD	2,000,023	2,076,210	07/26/16	76,187
	CNY	11,343,636	USD	1,678,674	1,742,226	08/02/16	63,552
	CNY	5,614,842	USD	829,739	862,304	08/03/16	32,565
	HUF	1,315,968,068	USD	4,658,294	4,767,930	04/26/16	109,636
	IDR	21,784,448,895	USD	1,639,000	1,656,360	04/07/16	17,360
	IDR	22,147,379,650	USD	1,669,000	1,682,090	04/18/16	13,090

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Deutsche Bank AG (London) (continued)	MXN	571,916,524	USD	32,006,073	$33,022,823	04/26/16	$1,016,749
	USD	4,095,756	THB	142,532,314	4,049,061	04/26/16	46,695
HSBC Bank PLC	CNH	22,615,774	USD	3,352,000	3,472,325	09/01/16	120,325
	CNY	10,528,158	USD	1,563,433	1,628,635	04/14/16	65,202
	CNY	21,277,932	USD	3,126,866	3,272,193	07/14/16	145,327
	CNY	17,962,304	USD	2,658,424	2,762,118	07/15/16	103,694
	CNY	10,621,571	USD	1,565,795	1,632,649	07/21/16	66,854
	CNY	15,788,954	USD	2,336,162	2,424,965	08/02/16	88,803
	KRW	4,365,124,021	USD	3,607,839	3,809,739	04/08/16	201,900
	MYR	6,641,003	USD	1,709,000	1,712,861	05/04/16	3,861
	TRY	9,667,734	USD	3,306,000	3,404,963	04/26/16	98,963
	TWD	54,502,120	USD	1,670,000	1,695,497	04/18/16	25,497
	TWD	109,457,665	USD	3,396,000	3,405,468	04/26/16	9,468
JPMorgan Chase Bank (London)	BRL	4,444,992	USD	1,183,000	1,234,742	04/04/16	51,742
	CNH	11,230,445	USD	1,652,000	1,724,272	09/01/16	72,272
	CNY	32,996,145	USD	4,828,000	5,075,289	07/11/16	247,289
	CNY	22,077,070	USD	3,234,859	3,395,546	07/12/16	160,687
	IDR	34,010,175,000	USD	2,538,073	2,576,863	04/04/16	38,790
	IDR	22,290,043,539	USD	1,677,835	1,694,803	04/07/16	16,967
	INR	108,064,034	USD	1,616,636	1,630,672	04/04/16	14,036
	MXN	118,088,247	USD	6,728,000	6,818,490	04/26/16	90,490
	MYR	6,779,728	USD	1,658,000	1,748,499	04/20/16	90,499
	MYR	6,816,830	USD	1,669,000	1,758,088	04/21/16	89,088
	PLN	59,163,086	USD	14,957,094	15,849,423	04/26/16	892,329
	RUB	52,626,948	USD	712,880	782,406	04/04/16	69,526
	USD	1,753,000	CNH	11,311,671	1,736,743	09/01/16	16,257
	USD	1,709,000	RUB	115,528,400	1,705,204	04/29/16	3,796
Morgan Stanley & Co. International PLC	BRL	34,747,962	USD	9,364,752	9,652,384	04/04/16	287,633
	CNH	6,323,537	USD	927,300	970,888	09/01/16	43,588
	MXN	29,766,464	USD	1,658,000	1,718,734	04/26/16	60,734
	MYR	5,613,796	USD	1,360,088	1,447,599	04/08/16	87,511
	RUB	43,154,067	USD	594,000	640,273	04/11/16	46,273
	RUB	113,964,255	USD	1,665,000	1,685,999	04/21/16	20,999
	RUB	115,835,692	USD	1,698,000	1,709,739	04/29/16	11,739
Royal Bank of Canada	BRL	6,319,093	USD	1,572,744	1,755,335	04/04/16	182,591
	USD	1,701,000	BRL	6,113,071	1,698,106	04/04/16	2,894
	USD	1,709,000	MXN	29,360,671	1,695,304	04/26/16	13,696
Royal Bank of Scotland PLC	COP	2,072,432,738	USD	631,000	690,647	04/04/16	59,647
	COP	5,176,724,989	USD	1,637,568	1,724,864	04/11/16	87,296
	COP	2,118,604,566	USD	663,000	705,823	04/15/16	42,823
	TRY	14,531,831	USD	5,025,000	5,118,091	04/26/16	93,091
	USD	1,666,000	MXN	28,836,927	1,665,062	04/26/16	938
Standard Chartered Bank	CNH	22,585,484	USD	3,309,000	3,467,674	09/01/16	158,674
	CNY	21,673,175	USD	3,181,150	3,331,399	07/21/16	150,249
	CNY	21,551,790	USD	3,185,425	3,312,517	07/22/16	127,092
	INR	220,149,594	USD	3,185,035	3,320,256	04/07/16	135,222
	INR	111,640,601	USD	1,658,000	1,681,015	04/18/16	23,015
	MYR	13,491,733	USD	3,300,000	3,479,163	04/11/16	179,163
	USD	7,030,000	CNH	45,470,309	6,981,308	09/01/16	48,692

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Standard Chartered Bank (continued)	USD	1,026,000	ZAR	15,172,755	$1,022,469	04/26/16	$3,531
	ZAR	20,881,522	USD	1,360,000	1,407,174	04/26/16	47,174
State Street Bank and Trust (London)	MXN	29,492,504	USD	1,658,000	1,702,916	04/26/16	44,916
	ZAR	125,047,997	USD	8,017,439	8,426,795	04/26/16	409,356
UBS AG (London)	BRL	18,746,877	USD	4,871,000	5,207,558	04/04/16	336,558
	KRW	4,331,403,000	USD	3,605,536	3,778,201	04/29/16	172,664
	PLN	6,528,580	EUR	1,514,000	1,748,966	04/26/16	24,844
Westpac Banking Corp.	CNH	11,387,119	USD	1,657,000	1,748,328	09/01/16	91,328
	IDR	34,010,175,000	USD	2,561,972	2,583,067	04/18/16	21,095
	MYR	5,974,175	USD	1,527,141	1,540,528	04/08/16	13,387
	USD	1,785,833	IDR	23,424,776,460	1,779,108	04/18/16	6,727
TOTAL							$10,834,526

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	EUR	1,510,000	PLN	6,438,640	$1,719,567	04/26/16	$(5,305)
	HUF	480,557,647	EUR	1,547,034	1,741,125	04/26/16	(20,616)
	USD	1,573,000	CNH	10,411,781	1,605,196	06/15/16	(32,196)
	USD	1,632,000	INR	110,584,320	1,668,703	04/04/16	(36,703)
Barclays Bank PLC	USD	419,862	CNH	2,773,189	428,138	05/19/16	(8,276)
	USD	1,611,925	CNH	10,907,896	1,677,106	08/05/16	(65,181)
	USD	1,989,240	CNH	13,383,607	2,056,571	08/16/16	(67,331)
	USD	1,607,841	CNH	10,702,110	1,644,352	08/18/16	(36,511)
	USD	9,524,956	CNH	63,876,327	9,807,287	09/01/16	(282,330)
	USD	1,914,524	HKD	14,864,000	1,916,484	04/26/16	(1,960)
	USD	1,595,395	TWD	52,297,058	1,626,900	04/18/16	(31,505)
	USD	5,365,697	TWD	176,848,002	5,502,129	04/26/16	(136,432)
BNP Paribas SA	EUR	1,502,000	PLN	6,444,076	1,710,456	04/26/16	(15,872)
	HUF	25,778,056	EUR	82,304	93,397	04/26/16	(329)
	KRW	2,262,135,460	USD	1,980,161	1,974,318	04/08/16	(5,842)
	USD	27,159,000	AED	100,272,386	27,239,008	12/07/16	(80,008)
	USD	11,301,244	BRL	41,433,752	11,325,236	06/02/16	(23,991)
	USD	1,632,000	INR	111,104,096	1,676,546	04/04/16	(44,546)
	USD	1,698,167	INR	113,624,382	1,710,886	04/18/16	(12,718)
	USD	3,155,417	KRW	3,683,918,200	3,213,497	04/28/16	(58,080)
	USD	1,689,286	MYR	6,748,696	1,731,256	04/01/16	(41,971)
Citibank NA (London)	IDR	21,741,204,780	USD	1,658,000	1,651,906	04/14/16	(6,094)
	USD	844,467	BRL	3,065,626	851,578	04/04/16	(7,111)
	USD	1,797,966	CNH	11,757,440	1,805,185	09/01/16	(7,219)
	USD	1,188,000	EUR	1,079,044	1,228,800	04/26/16	(40,800)
	USD	3,247,936	IDR	44,074,492,434	3,351,163	04/07/16	(103,227)
	USD	1,710,503	INR	113,731,369	1,712,497	04/18/16	(1,993)
	USD	1,643,000	KRW	1,980,472,200	1,728,492	04/08/16	(85,492)
	USD	1,650,000	KRW	1,995,732,750	1,741,672	04/11/16	(91,672)
	USD	1,612,350	KRW	1,981,868,100	1,728,929	04/25/16	(116,580)
	USD	2,833,591	MYR	11,587,971	2,988,127	04/08/16	(154,536)
	USD	1,704,000	MYR	6,874,532	1,773,116	04/28/16	(69,116)

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (London) (continued)	USD	4,140,336	RUB	280,010,944	$4,162,927	04/04/16	$(22,590)
	USD	1,698,000	RUB	120,446,782	1,787,058	04/11/16	(89,057)
	USD	11,452,261	SGD	15,844,776	11,754,250	04/26/16	(301,990)
	USD	1,654,457	TWD	54,977,618	1,710,197	04/14/16	(55,739)
	USD	4,560,215	TWD	149,757,445	4,658,841	04/19/16	(98,627)
	USD	663,000	ZAR	10,067,642	678,443	04/26/16	(15,443)
Credit Suisse International (London)	USD	2,139,602	COP	6,482,994,658	2,160,485	04/04/16	(20,883)
	USD	666,000	RUB	45,776,844	677,814	04/18/16	(11,814)
	USD	680,000	RUB	46,335,336	685,292	04/22/16	(5,292)
Deutsche Bank AG (London)	IDR	38,088,922,080	USD	2,904,000	2,894,888	04/11/16	(9,112)
	IDR	21,791,370,150	USD	1,665,000	1,654,551	04/21/16	(10,449)
	MXN	29,251,871	USD	1,698,000	1,689,022	04/26/16	(8,978)
	USD	2,000,023	CNH	13,504,298	2,077,389	07/26/16	(77,366)
	USD	1,678,674	CNH	11,336,082	1,743,213	08/02/16	(64,539)
	USD	829,739	CNH	5,611,524	862,870	08/03/16	(33,131)
	USD	8,518,466	CNH	56,941,551	8,742,552	09/01/16	(224,086)
	USD	1,747,641	IDR	23,942,688,000	1,817,162	04/25/16	(69,520)
	USD	3,402,000	KRW	3,962,132,496	3,456,460	04/25/16	(54,460)
HSBC Bank PLC	USD	1,665,000	BRL	6,059,368	1,683,188	04/04/16	(18,188)
	USD	1,563,433	CNH	10,537,538	1,629,313	04/14/16	(65,880)
	USD	3,126,866	CNH	21,275,196	3,274,848	07/14/16	(147,982)
	USD	2,658,424	CNH	17,956,854	2,763,918	07/15/16	(105,495)
	USD	1,565,795	CNH	10,619,222	1,633,999	07/21/16	(68,204)
	USD	2,336,162	CNH	15,781,151	2,426,756	08/02/16	(90,593)
	USD	10,413,668	CNH	70,006,854	10,748,540	09/01/16	(334,872)
	USD	1,525,724	CZK	37,651,045	1,584,701	04/20/16	(58,978)
	USD	3,407,500	HKD	26,436,441	3,408,572	04/26/16	(1,072)
	USD	4,001,722	INR	276,238,902	4,166,185	04/07/16	(164,463)
	USD	979,071	MYR	4,119,441	1,056,768	04/01/16	(77,697)
	USD	1,704,000	SGD	2,336,361	1,733,201	04/26/16	(29,201)
	USD	1,152,172	TWD	37,958,304	1,180,854	04/19/16	(28,682)
JPMorgan Chase Bank (London)	IDR	14,689,762,259	USD	1,117,942	1,114,899	04/25/16	(3,043)
	USD	12,999,825	CNH	84,990,253	13,135,354	04/26/16	(135,530)
	USD	4,828,000	CNH	33,009,036	5,081,810	07/11/16	(253,810)
	USD	3,234,859	CNH	22,085,998	3,400,008	07/12/16	(165,149)
	USD	5,167,000	CNH	34,182,239	5,248,189	09/01/16	(81,189)
	USD	45,040,888	EUR	40,138,028	45,742,710	05/19/16	(701,822)
	USD	2,582,608	IDR	34,384,841,529	2,613,365	04/11/16	(30,757)
	USD	1,704,000	IDR	22,708,015,200	1,722,761	04/29/16	(18,761)
	USD	1,673,427	IDR	22,290,043,539	1,690,326	05/02/16	(16,899)
	USD	2,958,000	KRW	3,569,891,880	3,115,686	04/08/16	(157,686)
	USD	3,308,000	MXN	58,938,274	3,403,133	04/26/16	(95,133)
	USD	1,699,000	MYR	6,813,160	1,757,224	04/25/16	(58,224)
	USD	1,763,762	TWD	58,839,097	1,830,267	04/12/16	(66,505)
Morgan Stanley & Co. International PLC	USD	21,648,514	BRL	84,695,643	23,526,988	04/04/16	(1,878,474)
	USD	3,628,867	EUR	3,195,503	3,638,993	04/26/16	(10,126)
	USD	1,658,000	KRW	1,974,678,000	1,723,115	04/15/16	(65,115)
	USD	1,699,000	KRW	1,969,990,500	1,718,568	04/25/16	(19,568)
	USD	590,000	MYR	2,475,050	634,929	04/01/16	(44,929)
	USD	3,153,193	MYR	12,751,839	3,288,712	04/20/16	(135,519)

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	USD	1,038,000	RUB	76,942,321	$1,143,903	04/04/16	$(105,903)
	USD	680,000	RUB	46,207,088	683,395	04/22/16	(3,395)
	USD	2,475,000	TWD	81,070,605	2,521,773	04/11/16	(46,773)
Royal Bank of Canada	USD	3,396,000	BRL	12,269,986	3,408,390	04/04/16	(12,390)
	USD	39,547,095	EUR	35,568,253	40,504,621	04/26/16	(957,526)
	USD	17,781,042	MXN	320,512,164	18,482,272	05/10/16	(701,230)
Royal Bank of Scotland PLC	COP	2,054,355,696	USD	684,000	683,637	05/04/16	(363)
	EUR	1,520,000	PLN	6,481,347	1,730,954	04/26/16	(5,358)
	MXN	29,548,576	USD	1,709,000	1,706,154	04/26/16	(2,847)
	USD	3,363,000	MXN	58,614,646	3,384,447	04/26/16	(21,447)
	USD	8,264,555	TRY	24,459,953	8,614,764	04/26/16	(350,209)
Standard Chartered Bank	USD	3,181,150	CNH	21,673,175	3,334,890	07/21/16	(153,740)
	USD	3,185,425	CNH	21,539,048	3,314,079	07/22/16	(128,654)
	USD	1,785,000	CNH	11,890,778	1,825,657	09/01/16	(40,657)
	USD	1,350,000	ZAR	20,357,300	1,371,847	04/26/16	(21,847)
UBS AG (London)	EUR	1,525,000	PLN	6,523,790	1,736,648	04/26/16	(11,034)
	USD	1,639,000	BRL	6,368,911	1,769,174	04/04/16	(130,174)
	USD	928,278	KRW	1,076,895,401	939,879	04/08/16	(11,601)
Westpac Banking Corp.	USD	5,204,000	CNH	34,630,745	5,317,050	09/01/16	(113,050)
	USD	2,561,007	IDR	34,010,175,000	2,576,863	04/04/16	(15,856)
	USD	1,834,313	IDR	24,805,410,773	1,883,967	04/18/16	(49,654)
	USD	4,041,698	INR	277,876,849	4,190,888	04/07/16	(149,190)
	USD	827,972	MYR	3,430,951	884,752	04/11/16	(56,780)
	USD	3,862,406	MYR	15,708,858	4,051,331	04/20/16	(188,925)
	USD	2,736,983	TWD	89,649,887	2,788,752	04/14/16	(51,769)
TOTAL							$(11,324,537)

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(268)	June 2016	$(46,238,375)	$228,799
2 Year U.S. Treasury Notes	224	June 2016	49,000,000	51,655
5 Year U.S. Treasury Notes	357	June 2016	43,255,570	83,606
10 Year U.S. Treasury Notes	1,005	June 2016	131,042,578	118,993
20 Year U.S. Treasury Bonds	485	June 2016	79,752,188	(651,578)
TOTAL				$(168,525)

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	BRL	100,350	01/02/17	1 month Brazilian Interbank Deposit Average	14.220%	$(59,048)
	KRW	7,739,660	11/04/17	2.060%	3 month KWCDC	72,041
	MYR	12,370	01/15/21	3 month KLIBOR	4.045	(55,888)
	MXN	14,640	03/03/26	6.930	Mexico Interbank TIIE 28 Days	59,456
Barclays Bank PLC	MYR	6,800	08/14/23	3 month KLIBOR	4.485	(75,832)
Citibank NA	BRL	10,940	01/02/17	15.740	1 month Brazilian Interbank Deposit Average	46,848
	KRW	4,820,980	03/07/17	2.875	3 month KWCDC	58,500
		18,832,760	10/06/17	2.239	3 month KWCDC	223,096
		4,044,740	10/14/17	2.240	3 month KWCDC	48,009
	BRL	8,360	01/02/18	14.460	1 month Brazilian Interbank Deposit Average	25,944
	MYR	18,970	09/17/18	3 month KLIBOR	3.830	(30,264)
		11,920	09/24/18	3 month KLIBOR	3.785	(15,755)
		20,280	11/19/18	3 month KLIBOR	3.915	(44,519)
		9,040	11/21/18	3 month KLIBOR	3.960	(22,866)
	KRW	2,069,140	08/16/23	3 month KWCDC	3.485	(260,467)
	MYR	14,950	11/15/23	3 month KLIBOR	4.450	(159,141)
Deutsche Bank AG	KRW	4,252,430	03/03/17	2.850	3 month KWCDC	50,589
	MYR	19,420	09/13/18	3 month KLIBOR	3.920	(41,684)
	MXN	60,090	09/25/18	Mexico Interbank TIIE 28 Days	5.180	(39,275)
	MYR	16,090	11/14/18	3 month KLIBOR	3.880	(31,481)
	BRL	25,000	01/02/23	14.558	1 month Brazilian Interbank Deposit Average	140,193
	MYR	5,830	08/14/23	3 month KLIBOR	4.490	(65,505)
JPMorgan Securities, Inc.	KRW	38,314,470	03/05/17	2.889	3 month KWCDC	469,821
	MYR	11,150	12/11/18	3 month KLIBOR	3.972	(29,084)
		6,450	08/15/23	3 month KLIBOR	4.520	(75,708)
	KRW	2,607,840	08/19/23	3 month KWCDC	3.563	(341,759)
	MYR	9,260	09/26/23	3 month KLIBOR	4.330	(78,146)
	KRW	1,936,610	01/15/24	3 month KWCDC	3.445	(253,152)
Morgan Stanley & Co. International PLC		767,460	10/13/17	2.250	3 month KWCDC	9,191
		3,709,820	10/14/17	2.245	3 month KWCDC	44,317
		3,709,830	10/14/17	2.250	3 month KWCDC	44,601
	MYR	23,990	11/20/18	3 month KLIBOR	3.934	(56,254)
		12,480	01/12/21	3 month KLIBOR	4.195	(78,511)
	KRW	2,022,340	08/16/23	3 month KWCDC	3.485	(254,754)
TOTAL						$(776,487)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$51,970		11/16/16	3 month LIBOR	0.643%	$106	$(67,860)
EUR	19,920	(a)	06/15/18	6 month EURO	0.250	(205,768)	23,090
MXN	103,600		09/25/18	Mexico Interbank TIIE 28 Days	5.190	20	(69,949)
EUR	8,110	(a)	06/15/21	6 month EURO	0.500	(220,770)	10,904
	14,560	(a)	06/15/23	6 month EURO	0.750	(554,410)	(17,517)
	2,800	(a)	06/15/36	6 month EURO	1.500	(248,754)	(45,857)
	TOTAL					$(1,229,576)	$(167,189)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 4.250%, 10/28/17	$1,100	(1.000)%	03/20/19	0.752%	$(1,235)	$(7,102)
		1,970	(1.000)	06/20/19	0.791	(7,567)	(6,074)
		710	(1.000)	06/20/19	0.791	(3,038)	(1,878)
	People’s Republic of China 7.500%, 10/28/27	9,500	(1.000)	12/20/20	1.128	79,281	(27,077)
Barclays Bank PLC	People’s Republic of China 4.250%, 10/28/17	4,140	(1.000)	03/20/19	0.752	(9,617)	(21,761)
	People’s Republic of China 7.500%, 10/28/27	8,490	(1.000)	03/20/19	0.752	(84,204)	19,857
	People’s Republic of China 4.250%, 10/28/17	3,350	(1.000)	09/20/19	0.864	(33,776)	17,257
Citibank NA		31,240	(1.000)	03/20/19	0.752	(85,850)	(150,924)
		21,330	(1.000)	06/20/19	0.791	(48,022)	(99,673)
	People’s Republic of China 7.500%, 10/28/27	20,690	(1.000)	12/20/20	1.128	204,886	(91,189)
Deutsche Bank AG		5,280	(1.000)	12/20/20	1.128	45,804	(16,790)
JPMorgan Securities, Inc.	People’s Republic of China 4.250%, 10/28/17	10,100	(1.000)	03/20/19	0.752	(37,031)	(39,518)
		2,690	(1.000)	06/20/19	0.791	(9,862)	(8,764)
	People’s Republic of China 7.500%, 10/28/27	18,200	(1.000)	12/20/20	1.128	126,838	(26,827)

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Barclays Bank PLC	Republic of Colombia 10.375%, 01/28/2033	$5,720	1.000%	12/20/19	1.524%	$(176,763)	$70,185
	Federative Republic of Brazil, 4.250%, 01/07/2025	5,230	1.000	09/20/20	3.158	(569,993)	102,547
	Republic of South Africa, 5.500%, 03/09/2020	1,590	1.000	12/20/20	2.753	(162,948)	40,520
Citibank NA	Republic of Chile, 3.875%, 08/05/2020	11,510	1.000	12/20/20	0.860	(148,302)	225,649
	Republic of South Africa, 5.500%, 03/09/2020	4,090	1.000	12/20/20	2.753	(421,220)	106,295
JPMorgan Securities, Inc.	Federative Republic of Brazil, 4.250%, 01/07/2025	2,470	1.000	09/20/20	3.158	(287,118)	66,355
Morgan Stanley & Co. International PLC	Republic of South Africa, 5.500%, 03/09/2020	2,960	1.000	12/20/20	2.753	(303,350)	75,434
TOTAL						$(1,933,087)	$226,522

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

March 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 88.5%
	Aerospace & Defense – 0.4%
	Huntington Ingalls Industries, Inc. (BB+/Ba2)(a)
	$5,600,000	5.000%		11/15/25	$5,866,000
	TransDigm, Inc. (CCC+/Caa1)
	10,000,000	6.000		07/15/22	9,950,000

					15,816,000

	Airlines – 0.5%
	Air Canada (BB/B2)(a)
	3,000,000	8.750		04/01/20	3,180,000
	Continental Airlines 2012-3 Class C Pass Thru Certificates (NR/Ba2)
	10,000,000	6.125		04/29/18	10,500,000
	VistaJet Malta Finance PLC/VistaJet Co. Finance LLC (B-/NR)(a)
	15,800,000	7.750		06/01/20	7,070,500

					20,750,500

	Automotive(b) – 0.0%
	General Motors Liquidation Co. (NR/NR)
	2,000,000	7.700		04/15/16	—
	7,125,000	7.125		07/15/13	—
	1,000,000	8.800		03/01/49	—
	14,500,000	8.375		07/15/49	—

					—

	Automotive Parts – 2.3%
	Gates Global LLC (B/Caa2)(a)
	25,000,000	6.000		07/15/22	21,343,750
	Schaeffler Finance BV (BB-/Ba2)(a)
	25,000,000	4.250		05/15/21	25,500,000
	5,000,000	4.750		05/15/23	5,037,500
	Schaeffler Holding Finance BV (B/Ba3)(c)
EUR	1,150,000	5.750		11/15/21	1,403,549
	$4,000,000	6.750	(a)	11/15/22	4,365,000
	ZF North America Capital, Inc. (BB/Ba2)
	6,300,000	4.500	(a)	04/29/22	6,378,750
EUR	3,200,000	2.750		04/27/23	3,656,755
	$18,500,000	4.750	(a)	04/29/25	18,476,875

					86,162,179

	Banks(d) – 3.8%
	Bank of America Corp. (BB+/Ba2)
	5,400,000	6.300		03/10/49	5,562,000
	1,200,000	6.100		03/17/49	1,179,000
	17,800,000	6.250		09/05/49	17,555,250
	Citigroup, Inc. (BB+/Ba2)
	12,000,000	6.300		05/15/49	11,580,000
	12,500,000	5.900	(e)	12/31/49	12,250,000
	Credit Suisse Group AG (BB/NR)(a)
	20,000,000	7.500		12/11/49	19,650,000
	JPMorgan Chase & Co. (BBB-/Baa3)
	5,000,000	7.900		04/30/49	5,000,000
	4,250,000	5.000		07/01/49	4,058,750
	15,000,000	6.100		10/01/49	15,285,150
	Royal Bank of Scotland Group PLC (B/B1)
	26,550,000	7.500		12/29/49	24,745,662

	Corporate Obligations – (continued)
	Banks(d) – (continued)
	UBS Group AG (BB/NR)
	$12,000,000	6.875%		12/29/49	$11,614,560
	6,600,000	7.000		12/29/49	6,769,752
	Wells Fargo & Co. (BBB/Baa2)
	10,000,000	5.875		06/15/49	10,678,000

					145,928,124

	Building Materials – 2.4%
	American Builders & Contractors Supply Co., Inc. (BB/B3)(a)
	4,600,000	5.750		12/15/23	4,778,250
	Atrium Windows & Doors, Inc. (B-/Caa1)(a)
	12,000,000	7.750		05/01/19	8,880,000
	Broadspectrum Ltd. (B+/Ba3)(a)
	1,800,000	8.375		05/15/20	1,822,500
	Builders FirstSource, Inc. (B+/B3)(a)
	4,000,000	7.625		06/01/21	4,160,000
	Cemex SAB de CV (B+/NR)(a)
	10,000,000	7.750		04/16/26	10,237,500
	Gibraltar Industries, Inc. (BB-/NR)
	5,000,000	6.250		02/01/21	5,075,000
	Masco Corp. (BBB/Ba2)
	3,050,000	3.500		04/01/21	3,084,312
	5,550,000	4.375		04/01/26	5,633,250
	Masonite International Corp. (BB/B2)(a)
	6,950,000	5.625		03/15/23	7,245,375
	RSI Home Products, Inc. (B+/B1)(a)
	5,000,000	6.500		03/15/23	5,200,000
	Safway Group Holding LLC/Safway Finance Corp. (B+/B3)(a)
	2,400,000	7.000		05/15/18	2,409,000
	Standard Industries, Inc. (BBB-/Ba2)(a)
	4,500,000	6.000		10/15/25	4,753,125
	Summit Materials LLC/Summit Materials Finance Corp. (B/Caa1)
	20,000,000	6.125		07/15/23	19,050,000
	Zachry Holdings, Inc. (B+/B2)(a)
	10,000,000	7.500		02/01/20	9,725,000

					92,053,312

	Chemicals – 0.6%
	Huntsman International LLC (B/B1)
	5,000,000	4.875	(e)	11/15/20	4,950,000
EUR	2,500,000	5.125		04/15/21	2,798,721
	WR Grace & Co. (BB+/Ba3)(a)
	$6,000,000	5.125		10/01/21	6,210,000
	8,000,000	5.625		10/01/24	8,340,000

					22,298,721

	Conglomerates – 0.4%
	Park-Ohio Industries, Inc. (B-/B3)
	15,000,000	8.125		04/01/21	15,337,500

	Construction Machinery(a) – 1.5%
	ATS Automation Tooling Systems, Inc. (B+/B2)
	10,250,000	6.500		06/15/23	10,531,875
	DH Services Luxembourg Sarl (CCC+/Caa1)
	15,000,000	7.750		12/15/20	14,850,000
	Manitowoc Foodservice, Inc. (B/Caa1)
	3,450,000	9.500		02/15/24	3,743,250

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Construction Machinery(a) – (continued)
Milacron LLC/Mcron Finance Corp. (B-/Caa1)
$21,000,000	7.750%	02/15/21	$19,425,000
Waterjet Holdings, Inc. (B/B2)
10,200,000	7.625	02/01/20	9,996,000

			58,546,125

Consumer Products – Household & Leisure – 0.7%
Spectrum Brands, Inc. (B/B2)
6,915,000	6.625	11/15/22	7,468,200
The Sun Products Corp. (CCC/Caa2)(a)
19,000,000	7.750	03/15/21	17,480,000

			24,948,200

Consumer Products – Industrial – 1.3%
HD Supply, Inc. (B/B3)
10,000,000	7.500	07/15/20	10,600,000
8,945,000	5.750 (a)	04/15/24	9,101,537
HD Supply, Inc. (B/Caa1)
10,000,000	11.500	07/15/20	11,087,500
HD Supply, Inc. (BB/Ba3)(a)
9,000,000	5.250	12/15/21	9,438,750
WESCO Distribution, Inc. (BB-/B1)
8,000,000	5.375	12/15/21	8,080,000

			48,307,787

Consumer Products – Non Durable – 1.6%
Acosta, Inc. (CCC+/Caa1)(a)
10,000,000	7.750	10/01/22	9,300,000
Constellation Brands, Inc. (BB+/Ba1)
11,000,000	4.250	05/01/23	11,261,250
6,000,000	4.750	11/15/24	6,240,000
Prestige Brands, Inc. (B/Caa1)(a)
6,850,000	5.375	12/15/21	6,952,750
3,350,000	6.375	03/01/24	3,496,562
Sally Holdings LLC/Sally Capital, Inc. (BB+/Ba2)
17,000,000	5.750	06/01/22	17,850,000
7,300,000	5.625	12/01/25	7,783,625

			62,884,187

Electrical Components & Equipment(a) – 0.2%
Anixter, Inc. (BB/Ba3)
6,500,000	5.500	03/01/23	6,581,250

Emerging Markets(a) – 1.1%
Digicel Group Ltd. (NR/Caa1)
11,800,000	8.250	09/30/20	9,971,000
5,000,000	7.125	04/01/22	3,862,000
Digicel Ltd. (NR/B1)
5,000,000	7.000	02/15/20	4,606,250
4,000,000	6.000	04/15/21	3,580,000
22,000,000	6.750	03/01/23	19,305,000

			41,324,250

Energy – Exploration & Production – 5.9%
Antero Resources Corp. (BB/Ba3)
1,000,000	6.000	12/01/20	950,000
10,000,000	5.375	11/01/21	9,200,000

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Antero Resources Corp. (BB/Ba3) – (continued)
$5,000,000	5.125%	12/01/22	$4,518,750
11,025,000	5.625	06/01/23	10,087,875
Berry Petroleum Co. (D/Ca)
13,860,000	6.375	09/15/22	2,564,100
California Resources Corp. (B/Caa1)(a)
6,162,000	8.000	12/15/22	2,356,965
California Resources Corp. (CCC+/Caa3)
737,000	6.000	11/15/24	165,825
Carrizo Oil & Gas, Inc. (B+/B3)
3,000,000	7.500	09/15/20	2,797,500
5,400,000	6.250	04/15/23	4,752,000
Chaparral Energy, Inc. (D/Ca)
7,000,000	9.875	10/01/20	1,312,500
10,000,000	7.625	11/15/22	1,875,000
Concho Resources, Inc. (BB+/Ba2)
3,421,000	7.000	01/15/21	3,455,210
5,000,000	5.500	10/01/22	4,900,000
Continental Resources, Inc. (BB+/Ba3)
1,550,000	7.125	04/01/21	1,441,500
10,000,000	5.000	09/15/22	8,625,000
4,900,000	4.500	04/15/23	4,091,500
8,300,000	3.800	06/01/24	6,660,750
CrownRock LP/CrownRock Finance, Inc. (B+/Caa1)(a)
8,000,000	7.125	04/15/21	7,600,000
Denbury Resources, Inc. (CCC+/Caa3)
20,000,000	4.625	07/15/23	8,200,000
Halcon Resources Corp. (CCC+/B3)(a)
10,000,000	8.625	02/01/20	7,000,000
Laredo Petroleum, Inc. (B-/B3)
8,400,000	5.625	01/15/22	7,035,000
3,861,000	7.375	05/01/22	3,344,591
10,900,000	6.250	03/15/23	9,128,750
MEG Energy Corp. (BB-/Caa3)(a)
5,500,000	6.500	03/15/21	3,300,000
10,000,000	6.375	01/30/23	5,900,000
Newfield Exploration Co. (BB+/Ba3)
8,000,000	5.375	01/01/26	7,280,000
Oasis Petroleum, Inc. (B+/Caa1)
16,000,000	6.875	03/15/22	11,840,000
Paramount Resources Ltd. (B+/Caa3)(a)
12,000,000	6.875	06/30/23	8,640,000
Range Resources Corp. (BB+/Ba3)(a)
8,700,000	4.875	05/15/25	7,569,000
Rice Energy, Inc. (B-/B3)
3,283,000	6.250	05/01/22	2,872,625
8,767,000	7.250	05/01/23	7,714,960
Samson Investment Co. (NR/WR)(b)
20,000,000	9.750	02/15/20	50,000
SM Energy Co. (B+/B3)
15,000,000	6.500	11/15/21	11,062,500
15,000,000	5.000	01/15/24	10,350,000
Vanguard Natural Resources LLC/VNR Finance Corp. (NR/NR)(a)
6,592,000	7.000	02/15/23	2,076,480

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Energy – Exploration & Production – (continued)
	Whiting Petroleum Corp. (B/Caa2)
	$12,000,000	5.000%	03/15/19	$8,280,000
	8,000,000	5.750	03/15/21	5,320,000
	7,000,000	6.250	04/01/23	4,707,500
	WPX Energy, Inc. (BB-/B2)
	10,000,000	8.250	08/01/23	7,725,000
	YPF SA (NR/Caa1)(a)
	7,900,000	8.500	03/23/21	7,898,539

				224,649,420

	Energy – Services – 2.0%
	CVR Refining LLC/Coffeyville Finance, Inc. (BB-/B1)
	6,700,000	6.500	11/01/22	5,896,000
	FTS International, Inc. (B+/B1)(a)(d)
	5,100,000	8.134	06/15/20	3,391,500
	Noble Holding International Ltd. (BBB/B1)
	6,450,000	4.900	08/01/20	4,740,750
	5,150,000	6.950	04/01/25	3,296,000
	Petrobras Global Finance BV (B+/B3)
	8,800,000	3.000	01/15/19	7,515,332
	Sunoco LP/Sunoco Finance Corp. (BB-/Ba3)(a)
	8,150,000	5.500	08/01/20	8,150,000
	6,000,000	6.375	04/01/23	6,000,000
	Transocean, Inc. (BB+/B2)
	20,000,000	6.375	12/15/21	13,400,000
	12,000,000	7.500	04/15/31	6,060,000
	Weatherford International LLC (BB+/Ba3)
	2,150,000	6.800	06/15/37	1,601,750
	Weatherford International Ltd. (BB+/Ba3)
	1,250,000	5.125	09/15/20	1,068,750
	6,300,000	4.500	04/15/22	5,055,750
	12,000,000	6.500	08/01/36	8,580,000

				74,755,832

	Entertainment & Leisure – 0.7%
	AMC Entertainment, Inc. (B/B2)
	450,000	5.875	02/15/22	462,375
	4,850,000	5.750	06/15/25	4,947,000
	Carmike Cinemas, Inc. (BB/B1)(a)
	3,950,000	6.000	06/15/23	4,152,438
	Cinemark USA, Inc. (BB/B2)(a)
	5,850,000	4.875	06/01/23	5,850,000
	Regal Entertainment Group (B-/B3)
	10,100,000	5.750	03/15/22	10,403,000

				25,814,813

	Environmental – 0.5%
	Advanced Disposal Services, Inc. (CCC+/Caa2)
	10,000,000	8.250	10/01/20	10,200,000
	Casella Waste Systems, Inc. (B/Caa1)
	10,000,000	7.750	02/15/19	10,175,000

				20,375,000

	Finance – 6.1%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (BBB-/Ba2)
	2,500,000	4.625	10/30/20	2,556,250

	Corporate Obligations – (continued)
	Finance – (continued)
	Aircastle Ltd. (BB+/Ba1)
	$800,000	5.500%	02/15/22	$832,000
	4,400,000	5.000	04/01/23	4,422,000
	Ally Financial, Inc. (BB+/NR)
	5,550,000	3.600	05/21/18	5,522,250
	Ally Financial, Inc. (BB+/Ba3)
	10,000,000	6.250	12/01/17	10,400,000
	3,050,000	3.500	01/27/19	2,992,812
	7,000,000	5.125	09/30/24	7,140,000
	15,000,000	8.000	11/01/31	17,137,500
	CIT Group, Inc. (BB+/B1)
	3,000,000	5.250	03/15/18	3,105,000
	23,050,000	5.500 (a)	02/15/19	23,856,750
	3,250,000	5.000	08/15/22	3,290,625
	HRG Group, Inc. (B+/Ba3)
	10,000,000	7.875	07/15/19	10,546,000
	International Lease Finance Corp. (BBB-/Ba1)(a)
	5,000,000	7.125	09/01/18	5,443,750
	International Lease Finance Corp. (BBB-/Ba2)
	1,750,000	8.875	09/01/17	1,881,250
	19,000,000	5.875	04/01/19	20,021,250
	7,000,000	4.625	04/15/21	7,183,750
	Jefferies Finance LLC/JFIN Co-Issuer Corp. (B/B1)(a)
	10,000,000	7.375	04/01/20	8,650,000
	Jefferies LoanCore LLC/JLC Finance Corp. (B/B2)(a)
	5,000,000	6.875	06/01/20	4,250,000
	Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)
	10,950,000	6.500	08/01/18	10,594,125
	8,000,000	7.875	10/01/20	7,660,000
	9,000,000	6.500	07/01/21	7,976,250
	Navient Corp. (BB-/Ba3)
	15,000,000	5.500	01/15/19	14,737,500
	11,150,000	4.875	06/17/19	10,759,750
	6,000,000	5.875	03/25/21	5,467,500
	5,000,000	6.125	03/25/24	4,350,000
	OneMain Financial Holdings LLC (B/B2)(a)
	9,000,000	6.750	12/15/19	8,977,500
	Rialto Holdings LLC/Rialto Corp. (B/B2)(a)
	11,300,000	7.000	12/01/18	11,130,500
	Speedy Cash Intermediate Holdings Corp. (B/B3)(a)
	13,500,000	10.750	05/15/18	8,032,500
	Synovus Financial Corp. (BB+/Ba2)
	5,000,000	7.875	02/15/19	5,500,000

				234,416,812

	Food – 1.0%
	Cott Beverages, Inc. (B-/B3)
	5,000,000	5.375	07/01/22	5,125,000
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. (B+/B2)(a)
	2,350,000	5.875	01/15/24	2,458,688
	R&R Ice Cream PLC (B/B2)
AUD	4,900,000	8.250	05/15/20	3,913,063
	Shearer’s Foods LLC/Chip Finance Corp. (B/B1)(a)
	$6,957,000	9.000	11/01/19	7,304,850

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Food – (continued)
	The WhiteWave Foods Co. (BB-/B1)
	$3,050,000	5.375%	10/01/22	$3,271,125
	TreeHouse Foods, Inc. (BB/Ba3)(a)
	5,850,000	6.000	02/15/24	6,193,687
	Wells Enterprises, Inc. (B+/B2)(a)
	8,750,000	6.750	02/01/20	8,990,625

				37,257,038

	Gaming – 3.5%
	Boyd Gaming Corp. (B-/B3)(a)
	4,450,000	6.375	04/01/26	4,616,875
	Downstream Development Authority of the Quapaw Tribe of Oklahoma (B/B3)(a)
	8,000,000	10.500	07/01/19	7,600,000
	GLP Capital LP/GLP Financing II, Inc. (BB+/Ba1)
	1,180,000	4.375	11/01/18	1,203,600
	4,900,000	4.875	11/01/20	5,096,000
	MGM Resorts International (B+/B3)
	20,000,000	6.750	10/01/20	21,500,000
	21,000,000	6.625	12/15/21	22,522,500
	13,000,000	7.750	03/15/22	14,495,000
	New Red Finance, Inc. (B+/Ba3)(a)
	15,000,000	4.625	01/15/22	15,300,000
	New Red Finance, Inc. (B-/B3)(a)
	15,000,000	6.000	04/01/22	15,600,000
	River Cree Enterprises LP (B-/NR)(a)
CAD	6,750,000	11.000	01/20/21	5,041,386
	Scientific Games International, Inc. (B/Caa1)
	$12,500,000	10.000	12/01/22	10,062,500
	Seminole Hard Rock Entertainment, Inc. (BB-/B2)(a)
	12,000,000	5.875	05/15/21	12,060,000

				135,097,861

	Health Care – Medical Products(a) – 0.4%
	Fresenius Medical Care US Finance II, Inc. (BB+/Ba2)
	10,000,000	5.625	07/31/19	10,900,000
	4,505,000	5.875	01/31/22	4,944,238

				15,844,238

	Health Care – Pharmaceuticals(a) – 1.2%
	Concordia Healthcare Corp. (CCC+/Caa2)
	8,000,000	7.000	04/15/23	6,860,000
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc. (B/B1)
	15,950,000	6.000	07/15/23	15,052,813
	Valeant Pharmaceuticals International, Inc. (B-/B3)
	13,000,000	5.375	03/15/20	10,660,000
	8,000,000	6.375	10/15/20	6,640,000
	7,000,000	7.500	07/15/21	5,827,500
	400,000	5.500	03/01/23	316,000

				45,356,313

	Health Care – Services – 6.7%
	Centene Escrow Corp. (BB/Ba2)(a)
	10,900,000	5.625	02/15/21	11,363,250
	5,500,000	6.125	02/15/24	5,788,750

	Corporate Obligations – (continued)
	Health Care – Services – (continued)
	CHS/Community Health Systems, Inc. (B-/B3)
	$5,000,000	8.000%	11/15/19	$4,868,750
	17,000,000	6.875	02/01/22	15,300,000
	CHS/Community Health Systems, Inc. (BB/Ba2)
	25,000,000	5.125	08/15/18	25,250,000
	Crimson Merger Sub, Inc. (CCC/Caa2)(a)
	4,000,000	6.625	05/15/22	3,020,000
	ExamWorks Group, Inc. (B-/B3)
	5,200,000	5.625	04/15/23	5,304,000
	HCA, Inc. (B+/B1)
	15,000,000	7.500	02/15/22	16,912,500
	HCA, Inc. (BBB-/Ba1)
	40,000,000	6.500	02/15/20	43,900,000
	5,000,000	4.750	05/01/23	5,087,500
	20,000,000	5.000	03/15/24	20,462,500
	25,000,000	5.250	04/15/25	25,750,000
	MEDNAX, Inc. (BBB-/Ba2)(a)
	9,750,000	5.250	12/01/23	10,140,000
	MPT Operating Partnership LP/MPT Finance Corp. (BBB-/Ba1)
	12,000,000	6.875	05/01/21	12,435,000
	2,000,000	6.375	03/01/24	2,105,000
	Quintiles Transnational Corp. (BB+/Ba3)(a)
	2,200,000	4.875	05/15/23	2,249,500
	Tenet Healthcare Corp. (BB-/Ba2)(a)(d)
	20,000,000	4.134	06/15/20	19,850,000
	Tenet Healthcare Corp. (CCC+/B3)
	5,300,000	5.000	03/01/19	5,247,000
	22,000,000	6.750	06/15/23	21,230,000

				256,263,750

	Home Construction – 2.1%
	Beazer Homes USA, Inc. (CCC+/Caa1)
	2,900,000	5.750	06/15/19	2,570,125
	8,100,000	7.500	09/15/21	6,642,000
	5,000,000	7.250	02/01/23	3,893,750
	Brookfield Residential Properties, Inc. (BB-/B1)(a)
	7,500,000	6.500	12/15/20	7,125,000
	2,000,000	6.125	07/01/22	1,767,500
	4,000,000	6.375	05/15/25	3,390,000
	Calatlantic Group, Inc. (BB/Ba2)
	7,450,000	6.250	12/15/21	7,990,125
	Century Communities, Inc. (B/B3)
	5,075,000	6.875	05/15/22	4,846,625
	CPG Merger Sub LLC (CCC+/Caa2)(a)
	5,350,000	8.000	10/01/21	4,982,187
	D.R. Horton, Inc. (BB+/Ba1)
	2,000,000	3.750	03/01/19	2,037,500
	2,200,000	4.000	02/15/20	2,266,000
	5,000,000	4.750	02/15/23	5,081,250
	Lennar Corp. (BB/Ba2)
	3,000,000	4.750	11/15/22	3,011,250
	4,800,000	4.875	12/15/23	4,794,000
	Toll Brothers Finance Corp. (BB+/Ba1)
	7,650,000	4.375	04/15/23	7,554,375

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Home Construction – (continued)
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (BB-/B1)
$4,000,000	4.375%		06/15/19	$3,970,000
8,000,000	5.875		06/15/24	7,960,000

				79,881,687

Life Insurance(a) – 0.3%
Fidelity & Guaranty Life Holdings, Inc. (BB-/Ba3)
10,000,000	6.375		04/01/21	10,075,000

Lodging(a)(c) – 0.1%
New Cotai LLC/New Cotai Capital Corp. (NR/NR)
8,704,117	10.625		05/01/19	5,707,543

Machinery – 0.4%
AECOM (BB-/Ba3)
5,000,000	5.875		10/15/24	5,186,655
EnPro Industries, Inc. (BB-/B1)
4,450,000	5.875		09/15/22	4,533,438
Oshkosh Corp. (BB+/Ba3)
4,400,000	5.375		03/01/25	4,433,000

				14,153,093

Media – Broadcasting & Radio – 3.4%
AMC Networks, Inc. (BB/Ba3)
14,150,000	5.000		04/01/24	14,185,375
iHeartCommunications, Inc. (CCC/Caa1)
11,984,000	9.000		12/15/19	8,868,160
10,000,000	10.625		03/15/23	6,900,000
Lamar Media Corp. (BB-/Ba1)(a)
2,100,000	5.750		02/01/26	2,205,000
Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)
5,000,000	4.500		10/01/20	5,125,000
Sinclair Television Group, Inc. (B+/B1)(a)
4,600,000	5.875		03/15/26	4,692,000
Sirius XM Radio, Inc. (BB/Ba3)(a)
3,200,000	5.875		10/01/20	3,344,000
12,000,000	5.750		08/01/21	12,540,000
7,000,000	6.000		07/15/24	7,332,500
10,000,000	5.375		04/15/25	10,150,000
Tribune Media Co. (BB-/B2)(a)
22,650,000	5.875		07/15/22	21,970,500
Univision Communications, Inc. (B+/B2)(a)
20,000,000	6.750		09/15/22	21,150,000
7,000,000	5.125		05/15/23	7,000,000
2,000,000	5.125		02/15/25	1,970,000
Univision Communications, Inc. (CCC+/Caa1)(a)
2,500,000	8.500		05/15/21	2,550,000

				129,982,535

Media – Cable – 6.2%
Adelphia Communications Corp. (NR/NR)(b)
2,000,000	10.250		06/15/49	10,000
Altice US Finance I Corp. (BB-/Ba3)(a)
5,000,000	5.375		07/15/23	5,131,250
CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
2,700,000	5.125	(a)	05/01/23	2,747,250
15,550,000	5.750		09/01/23	16,172,000

Corporate Obligations – (continued)
Media – Cable – (continued)
CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1) – (continued)
$18,900,000	5.875	%(a)	04/01/24	$19,750,500
18,000,000	5.875	(a)	05/01/27	18,270,000
CCOH Safari LLC (BB/B1)(a)
20,850,000	5.750		02/15/26	21,579,750
Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/Caa1)(a)
5,250,000	7.750		07/15/25	5,131,875
CSC Holdings LLC (BB/Ba2)
2,000,000	8.625		02/15/19	2,200,000
10,000,000	6.750		11/15/21	10,250,000
24,000,000	5.250		06/01/24	21,300,000
DISH DBS Corp. (BB-/Ba3)
5,000,000	6.750		06/01/21	5,137,500
19,000,000	5.875		11/15/24	17,432,500
Midcontinent Communications & Midcontinent Finance Corp. (B/B3)(a)
5,000,000	6.250		08/01/21	5,150,000
Numericable-SFR SA (B+/B1)(a)
40,000,000	6.000		05/15/22	39,000,000
UPC Holding BV (B/B2)(a)
CHF 5,013,000	6.750		03/15/23	5,606,604
UPCB Finance IV Ltd. (BB/Ba3)(a)
11,200,000	5.375		01/15/25	11,284,000
Virgin Media Finance PLC (B/B2)(a)
6,000,000	6.375		04/15/23	6,210,000
Virgin Media Secured Finance PLC (BB-/Ba3)(a)
9,270,900	5.375		04/15/21	9,641,736
VTR Finance BV (B+/B1)(a)
15,000,000	6.875		01/15/24	14,625,000

				236,629,965

Media – Diversified – 0.5%
Videotron Ltd. (BB/Ba2)
10,000,000	5.000		07/15/22	10,300,000
8,000,000	5.375	(a)	06/15/24	8,300,000

				18,600,000

Media – Non Cable – 0.3%
Netflix, Inc. (B+/B1)
6,750,000	5.500		02/15/22	7,070,625
3,450,000	5.875		02/15/25	3,631,125

				10,701,750

Metals – 1.0%
ArcelorMittal (BB/Ba2)
6,400,000	6.000		03/01/21	6,240,000
10,000,000	6.750		02/25/22	9,875,000
7,850,000	6.125		06/01/25	7,300,500
Steel Dynamics, Inc. (BB+/Ba2)
5,000,000	5.125		10/01/21	5,075,000
5,000,000	5.250		04/15/23	5,031,250
3,425,000	5.500		10/01/24	3,484,938

				37,006,688

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Mining – 1.4%
Anglo American Capital PLC (BB/Ba3)(a)
$3,950,000	9.375%		04/08/19	$4,177,125
10,000,000	3.625		05/14/20	8,625,000
6,550,000	4.450		09/27/20	5,747,625
5,650,000	4.125		04/15/21	4,746,000
Freeport-McMoRan, Inc. (BB/B1)
7,800,000	2.300		11/14/17	7,195,500
4,200,000	2.375		03/15/18	3,717,000
2,500,000	4.000		11/14/21	1,768,750
13,500,000	3.550		03/01/22	9,416,250
New Gold, Inc. (B+/B3)(a)
8,750,000	6.250		11/15/22	7,415,625

				52,808,875

Packaging – 2.8%
Ardagh Finance Holdings SA (CCC+/Caa2)(a)(c)
17,901,430	8.625		06/15/19	16,775,505
Ardagh Packaging Finance PLC (CCC+/Caa1)(a)
10,000,000	6.250		01/31/19	9,900,000
6,875,000	9.125		10/15/20	7,081,250
1,300,000	6.000		06/30/21	1,231,750
Ardagh Packaging Finance PLC (NR/Caa1)(a)
1,685,294	7.000		11/15/20	1,592,603
BWAY Holding Co. (CCC/Caa2)(a)
22,000,000	9.125		08/15/21	19,580,000
Reynolds Group Issuer, Inc. (CCC+/Caa2)
10,000,000	8.500		05/15/18	9,987,500
18,800,000	9.000		04/15/19	18,988,000
20,000,000	9.875		08/15/19	20,750,000

				105,886,608

Paper – 0.9%
Clearwater Paper Corp. (BB+/Ba2)
5,000,000	4.500		02/01/23	4,762,500
18,550,000	5.375	(a)	02/01/25	18,109,438
Mercer International, Inc. (B+/B2)
4,350,000	7.000		12/01/19	4,350,000
9,186,000	7.750		12/01/22	9,117,105
Stone Container Finance Co. of Canada II (NR/WR)(b)
2,250,000	7.375		07/15/14	—

				36,339,043

Printing(a) – 0.4%
Southern Graphics, Inc. (CCC+/Caa1)
15,700,000	8.375		10/15/20	15,582,250

Publishing – 0.8%
Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)(a)
14,000,000	5.000		04/15/22	14,245,000
Outfront Media Capital LLC/Outfront Media Capital Corp. (BB-/B1)
6,000,000	5.875		03/15/25	6,270,000
The Nielsen Co Luxembourg SARL (BB+/B1)(a)
10,000,000	5.500		10/01/21	10,375,000

				30,890,000

Corporate Obligations – (continued)
Real Estate – 0.8%
CBRE Services, Inc. (BBB/Baa3)
$9,400,000	5.250%		03/15/25	$9,658,500
DuPont Fabros Technology LP (BB/Ba1)
20,000,000	5.875		09/15/21	20,925,000

				30,583,500

Retailers – 1.3%
Dollar Tree, Inc. (BB-/Ba3)(a)
10,050,000	5.750		03/01/23	10,627,875
L Brands, Inc. (BB+/Ba1)
5,000,000	6.625		04/01/21	5,612,500
10,000,000	5.625		02/15/22	10,875,000
Neiman Marcus Group Ltd., Inc. (CCC/Caa2)(a)
4,450,000	8.000		10/15/21	3,838,125
6,200,000	8.750	(c)	10/15/21	4,789,500
Party City Holdings, Inc. (B-/B3)(a)(e)
4,200,000	6.125		08/15/23	4,320,750
The William Carter Co. (BB+/Ba2)
8,000,000	5.250		08/15/21	8,230,000

				48,293,750

Services Cyclical – Business Services – 0.7%
CoreLogic, Inc. (B+/Ba3)
12,100,000	7.250		06/01/21	12,568,875
SPL Logistics Escrow LLC (B-/B3)(a)
9,000,000	8.875		08/01/20	7,087,500
WEX, Inc. (BB-/Ba3)(a)
10,000,000	4.750		02/01/23	8,800,000

				28,456,375

Services Cyclical – Rental Equipment – 1.1%
Ahern Rentals, Inc. (B/B3)(a)
23,000,000	7.375		05/15/23	15,870,000
Ashtead Capital, Inc. (BB/Ba3)(a)
12,500,000	5.625		10/01/24	12,937,500
United Rentals North America, Inc. (BB+/Ba1)
10,000,000	4.625		07/15/23	9,937,500
5,000,000	5.750		11/15/24	5,025,000

				43,770,000

Technology – Hardware – 1.3%
Ancestry.com, Inc. (CCC+/B3)
4,999,000	11.000		12/15/20	5,373,925
Micron Technology, Inc. (BB/Ba3)(a)
15,000,000	5.250		08/01/23	12,262,500
NCR Corp. (BB/B1)
5,000,000	4.625		02/15/21	4,962,500
7,000,000	5.000		07/15/22	6,930,000
NXP BV/NXP Funding LLC (BB+/Ba2)(a)
2,321,000	4.125		06/15/20	2,344,210
Qorvo, Inc. (BB+/Ba1)(a)
6,550,000	6.750		12/01/23	6,762,875
VeriSign, Inc. (BB+/Ba1)
6,150,000	5.250		04/01/25	6,180,750

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
	Technology – Hardware – (continued)
	Western Digital Corp. (BBB-/Ba1)(a)
	$5,350,000	7.375%		04/01/23	$5,457,000

					50,273,760

	Technology – Software/Services – 3.2%
	Aspect Software, Inc. (D/WR)(b)
	6,000,000	10.625		05/15/17	2,100,000
	BMC Software Finance, Inc. (CCC+/Caa1)(a)
	19,000,000	8.125		07/15/21	13,205,000
	CyrusOne LP/CyrusOne Finance Corp. (B+/B1)
	7,000,000	6.375		11/15/22	7,262,500
	Equinix, Inc. (BB/B1)
	9,250,000	5.375		01/01/22	9,631,562
	10,000,000	5.375		04/01/23	10,350,000
	14,000,000	5.750		01/01/25	14,700,000
	9,650,000	5.875		01/15/26	10,132,500
	First Data Corp. (B/Caa1)(a)
	12,400,000	5.750		01/15/24	12,400,000
	First Data Corp. (BB/B1)(a)
	8,700,000	6.750		11/01/20	9,156,750
	IHS, Inc. (BB+/Ba1)
	10,500,000	5.000		11/01/22	10,867,500
	Infor US, Inc. (B-/Caa1)
	9,150,000	6.500		05/15/22	8,326,500
	Infor US, Inc. (NR/Caa1)
EUR	3,980,000	5.750		05/15/22	3,783,168
	Nuance Communications, Inc. (BB-/Ba3)(a)
	$10,000,000	5.375		08/15/20	10,137,500

					122,052,980

	Telecommunications – 3.0%
	CenturyLink, Inc. (BB/Ba3)
	16,050,000	7.500		04/01/24	16,112,884
	Frontier Communications Corp. (BB-/Ba3)
	18,000,000	8.500		04/15/20	18,405,000
	4,000,000	8.875	(a)	09/15/20	4,160,000
	Level 3 Financing, Inc. (B/B1)
	5,000,000	5.125		05/01/23	5,062,500
	11,800,000	5.375	(a)	01/15/24	11,977,000
	9,200,000	5.375		05/01/25	9,315,000
	10,350,000	5.250	(a)	03/15/26	10,427,625
	Telecom Italia Capital SA (BB+/Ba1)
	7,100,000	7.721		06/04/38	7,277,500
	Telecom Italia SpA (BB+/Ba1)(a)
	15,800,000	5.303		05/30/24	16,274,000
	Windstream Corp. (B+/B2)(e)
	12,978,000	7.750		10/15/20	11,128,635
	Windstream Services LLC (B+/B2)
	6,000,000	7.750		10/01/21	4,875,000

					115,015,144

	Telecommunications – Cellular – 7.9%
	Altice Financing SA (BB-/B1)(a)
	21,000,000	6.500		01/15/22	21,210,000
	17,100,000	6.625		02/15/23	17,100,000

Corporate Obligations – (continued)
	Telecommunications – Cellular – (continued)
	Altice Finco SA (B-/B3)(a)
	$7,000,000	8.125%		01/15/24	$6,930,000
	Communications Sales & Leasing, Inc. (B-/Caa1)
	15,000,000	8.250		10/15/23	13,912,500
	SoftBank Group Corp. (BB+/Ba1)(a)
	25,000,000	4.500		04/15/20	25,462,750
	Sprint Capital Corp. (B/Caa1)
	28,000,000	6.900		05/01/19	24,150,000
	Sprint Communications, Inc. (B/Caa1)
	11,448,000	8.375		08/15/17	11,319,210
	17,900,000	7.000		08/15/20	14,185,750
	14,700,000	11.500		11/15/21	13,009,500
	Sprint Communications, Inc. (BB-/B1)(a)
	15,450,000	9.000		11/15/18	16,222,500
	8,000,000	7.000		03/01/20	8,030,000
	Sprint Corp. (B/Caa1)
	20,000,000	7.250		09/15/21	15,350,000
	37,050,000	7.875		09/15/23	28,343,250
	T-Mobile USA, Inc. (BB/Ba3)
	9,050,000	6.542		04/28/20	9,366,750
	20,000,000	6.250		04/01/21	21,000,000
	5,000,000	6.125		01/15/22	5,162,500
	9,000,000	6.731		04/28/22	9,405,000
	15,000,000	6.500		01/15/26	15,562,500
	Wind Acquisition Finance SA (B/Caa1)(a)
	11,800,000	7.375		04/23/21	10,708,500
	Wind Acquisition Finance SA (BB/Ba3)(a)
	15,000,000	4.750		07/15/20	14,175,000

					300,605,710

	Telecommunications – Satellites – 0.8%
	Inmarsat Finance PLC (BB+/Ba2)(a)
	9,000,000	4.875		05/15/22	8,533,080
	Intelsat Jackson Holdings SA (CC/Caa3)
	5,000,000	6.625		12/15/22	2,675,000
	Intelsat Jackson Holdings SA (CCC/Caa2)
	5,000,000	7.500		04/01/21	3,187,500
	7,000,000	5.500		08/01/23	4,235,000
	Intelsat Luxembourg SA (CC/Ca)
	24,000,000	7.750		06/01/21	7,140,000
	10,000,000	8.125		06/01/23	2,975,000

					28,745,580

	Utilities – Electric – 1.3%
	Calpine Corp. (B/B2)
	14,550,000	5.375		01/15/23	14,022,562
	Calpine Corp. (BB/Ba2)(a)
	5,600,000	6.000		01/15/22	5,873,000
	5,550,000	7.875		01/15/23	5,855,250
	Dynegy, Inc. (B+/B3)
	11,750,000	6.750		11/01/19	11,691,250
	MPM Escrow LLC (NR/NR)(b)
	3,110,000	8.875		10/15/20	—
	NRG Energy, Inc. (BB-/B1)
	13,983,000	8.250		09/01/20	14,017,958

					51,460,020

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Utilities – Pipelines – 1.7%
Blue Racer Midstream LLC/Blue Racer Finance Corp. (B-/B3)(a)
$5,000,000	6.125%	11/15/22	$4,162,500
Genesis Energy LP/Genesis Energy Finance Corp. (B+/B1)
650,000	6.000	05/15/23	568,750
MPLX LP (BBB-/Baa3)(a)
1,242,000	5.500	02/15/23	1,186,110
2,245,000	4.500	07/15/23	2,065,400
600,000	4.875	12/01/24	550,500
Sabine Pass Liquefaction LLC (BB+/Ba3)
11,000,000	6.250	03/15/22	10,725,000
5,000,000	5.625	04/15/23	4,750,000
20,000,000	5.750	05/15/24	19,100,000
4,000,000	5.625	03/01/25	3,815,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB-/Ba3)
9,000,000	6.875	02/01/21	8,820,000
Williams Partners LP (BBB-/Baa3)
2,550,000	4.500	11/15/23	2,129,250
9,000,000	4.300	03/04/24	7,425,000

			65,297,510

TOTAL CORPORATE OBLIGATIONS
(Cost $3,598,208,238)			$3,379,568,578

Bank Loans(f) – 5.1%
Consumer Products – Household & Leisure – 0.2%
The Sun Products Corp. (B-/B1)
$7,020,198	5.500%	03/23/20	$6,760,451

Consumer Products – Industrial – 0.1%
Atkore International, Inc. (CCC+/Caa2)
4,925,000	7.750	10/09/21	4,481,750

Energy – 0.0%
American Energy – Marcellus LLC (CC/Caa3)
3,275,000	8.500	08/04/21	125,531
American Energy – Marcellus LLC (CCC/Caa1)
9,950,000	5.250	08/04/20	1,625,133

			1,750,664

Energy – Exploration & Production – 0.1%
Magnum Hunter Resources, Inc. (NR/NR)
1,782,071	9.000	09/15/16	1,764,250
Magnum Hunter Resources, Inc. (NR/WR)(b)
8,489,250	0.000	10/22/19	3,624,910

			5,389,160

Food & Beverages – 0.5%
Performance Food Group, Inc. (BB-/B2)
8,336,054	7.215	11/14/19	8,336,054
Shearer’s Foods, Inc. (CCC+/Caa1)
13,000,000	7.750	06/30/22	11,960,000

			20,296,054

Bank Loans – (continued)
Health Care – Pharmaceuticals – 0.7%
Concordia Healthcare Corp. (B+/B1)
$2,568,563	5.250%	10/21/21	$2,496,001
Endo Luxembourg Finance Co. I S.A.R.L. (BB/Ba1)
8,329,125	3.750	09/26/22	8,193,777
Valeant Pharmaceuticals International, Inc. (BB/Ba2)
15,654,250	4.000	04/01/22	14,760,705

			25,450,483

Health Care – Services – 1.0%
American Renal Holdings, Inc. (CCC+/Caa1)
19,995,926	8.500	03/20/20	19,596,008
U.S. Renal Care, Inc. (B/B1)
16,832,813	5.250	12/31/22	16,755,718

			36,351,726

Media – Non Cable – 0.8%
Getty Images, Inc. (CCC+/B3)
16,434,280	4.750	10/18/19	12,170,242
Renaissance Learning, Inc. (B-/B1)
7,059,479	4.500	04/09/21	6,834,493
Renaissance Learning, Inc. (CCC/Caa2)
12,047,700	8.000	04/11/22	10,662,215

			29,666,950

Retailers – 1.5%
Academy Ltd. (B/B2)
12,729,352	5.000	07/01/22	12,090,848
Bass Pro Group LLC (BB-/B1)
7,246,800	4.000	06/05/20	6,848,226
J Crew Group, Inc. (B-/B2)
13,768,538	4.000	03/05/21	10,685,624
Party City Holdings, Inc. (B+/B1)
922,630	4.250	08/19/22	914,170
PetSmart, Inc. (BB-/Ba3)
4,937,688	4.250	03/11/22	4,914,233
Rue21, Inc. (B-/B2)
19,014,773	5.625	10/09/20	14,974,134
True Religion Apparel, Inc. (CC/Caa3)
6,825,000	11.000	01/30/20	2,730,000
True Religion Apparel, Inc. (CCC/Caa1)
8,250,750	5.875	07/30/19	3,630,330

			56,787,565

Services Cyclical – Rental Equipment – 0.2%
Maxim Crane Works LP (B/Caa2)
6,975,000	10.250	11/26/18	6,451,875

TOTAL BANK LOANS
(Cost $229,187,203)			$193,386,678

Shares	Description	Value

Preferred Stock(c)(g) – 0.1%
Media – Broadcasting & Radio – 0.1%
3,014	Spanish Broadcasting System, Inc.
(Cost $3,042,344)		$2,411,200

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Shares	Description	Value

Common Stocks – 0.0%
40	Dawn Holdings, Inc.(b)	$—
5,053	LyondellBasell Industries NV Class A	432,436
28,148	Motors Liquidation Co.	342,279
21	New Cotai Class B Shares(b)	—
10	Nycomed(b)	—
3,874	Panolam Holdings Co.(b)	39
2,500	Port Townsend Holdings Co., Inc.(b)	—

TOTAL COMMON STOCKS
(Cost $3,915,459)		$774,754

Units	Expiration Date	Value

Warrant(b) – 0.0%
Lender Process Services, Inc. (NR/NR)
14,274	12/31/20	$—
(Cost $21,898,892)

Shares	Distribution Rate	Value

Investment Companies(d)(h) – 3.5%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
135,148,758	0.250%	$135,148,758
(Cost $135,148,758)

TOTAL INVESTMENTS – 97.2%
(Cost $3,991,400,894)		$3,711,289,968

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value

Reverse Repurchase Agreements – (0.4)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(4,286,188)	(0.500)%	11/22/16	$(4,286,188)
Barclays Reverse Repurchase Agreement (NR/NR)
(4,037,250)	(1.500)	11/26/16	(4,037,250)
Barclays Reverse Repurchase Agreement (NR/NR)
(4,587,500)	(1.000)	01/07/17	(4,587,500)
First Boston Reverse Repurchase Agreement (NR/NR)
(2,343,250)	(0.500)	02/25/17	(2,343,250)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost ($15,254,188))			$(15,254,188)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 3.2%			120,480,335

NET ASSETS – 100.0%			$3,816,516,115

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,478,318,099, which represents approximately 38.7% of net assets as of March 31, 2016.
(b)	Security is currently in default and/or non-income producing.
(c)	Pay-in-kind securities.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(e)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of March 31, 2016, the value of securities pledged amounted to $16,051,125.
(f)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on March 31, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2016.
(h)	Represents an Affiliated Fund.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
WR	—Withdrawn Rating

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
UBS AG (London)	EUR	2,589,861	USD	2,943,413	$2,947,465	04/05/16	$4,052

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA	USD	1,709,051	EUR	1,569,146	$1,785,811	04/05/16	$(76,760)
Deutsche Bank AG	USD	6,250,592	CAD	8,391,920	6,461,643	04/05/16	(211,051)
	USD	7,965,243	EUR	7,193,184	8,186,407	04/05/16	(221,164)
Merrill Lynch International Bank Ltd.	USD	5,490,189	CHF	5,418,740	5,636,636	04/05/16	(146,447)
Morgan Stanley & Co.	USD	4,539,302	EUR	4,082,341	4,646,024	04/05/16	(106,722)
TOTAL							$(762,144)

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	97	June 2016	$16,735,531	$(86,062)
10 Year German Euro-Bund	(49)	June 2016	(9,106,248)	6,058
2 Year U.S. Treasury Bonds	16	June 2016	3,500,000	3,073
5 Year U.S. Treasury Notes	312	June 2016	37,803,188	56,522
10 Year U.S. Treasury Notes	(1,053)	June 2016	(137,301,328)	(835,439)
20 Year U.S. Treasury Bonds	69	June 2016	11,346,187	(103,945)
TOTAL				$(959,793)

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

						Market Value
Referenced Obligation		Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Barclays Bank PLC	CDX North America High Yield Index 25	$68,900	5.000%	12/20/20	4.757%	$1,677,112	$443,501

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

March 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value

	Bank Loans(a) – 83.0%
	Aerospace – 1.1%
	Silver II US Holdings LLC (B/B3)
	$7,303,472	4.000%	12/13/19	$6,354,021
	Transdigm, Inc. (B/Ba3)
	15,050,357	3.750	02/28/20	14,835,287
	8,026,727	3.750	06/04/21	7,903,437
	4,854,936	3.500	05/14/22	4,776,043

				33,868,788

	Airlines – 1.4%
	Atlantic Aviation FBO, Inc. (BB-/Ba3)
	7,447,289	3.250	06/01/20	7,389,125
	Continental Airlines, Inc. (BB+/Ba1)
	19,456,049	3.250	04/01/19	19,368,497
	Delta Air Lines, Inc. (BBB/Baa2)
	17,476,717	3.250	10/18/18	17,464,833
	746,250	3.250	08/24/22	745,317

				44,967,772

	Automotive – Parts – 1.1%
	Chrysler Group LLC (BBB-/Ba1)
	9,080,443	3.500	05/24/17	9,074,177
	Cooper Standard Holdings, Inc. (BB-/B1)
	8,473,318	4.000	04/04/21	8,393,923
	Gates Global LLC (B+/B2)
	10,291,927	4.250	07/06/21	9,693,760
	Jason, Inc. (B/B1)
	8,865,000	5.500	06/30/21	8,333,100

				35,494,960

	Building Materials – 3.8%
	American Builders & Contractors Supply Co., Inc. (BBB-/B1)
	26,239,979	3.500	04/16/20	26,200,620
	Armstrong World Industries, Inc. (BB/B1)
	1,875,503	3.500	03/15/20	1,874,340
	Beacon Roofing Supply, Inc. (BB+/B2)
	5,835,375	4.000	10/01/22	5,823,237
	CPG International, Inc. (B/B2)
	3,896,923	4.750	09/30/20	3,780,015
	Gyp Holdings III Corp. (B/B3)
	21,222,000	4.750	04/01/21	19,995,156
	HD Supply, Inc. (BB/Ba3)
	2,493,734	3.750	08/13/21	2,477,525
	Jeld-Wen, Inc. (B/B1)
	15,767,427	5.250	10/15/21	15,721,386
	10,571,875	4.750	07/01/22	10,532,231
	LBM Borrower, LLC (B+/B3)
	13,432,500	6.250	08/20/22	12,805,605
	PLY Gem Industries, Inc. (B+/B1)
	6,592,325	4.000	02/01/21	6,438,526
	Quikrete Cos., Inc. (BB-/B1)
	17,624,711	4.000	09/28/20	17,580,649

				123,229,290

	Capital Goods – Others – 0.2%
	USIC Holdings, Inc. (B+/B2)
	7,218,173	4.000	07/10/20	7,073,809

	Bank Loans(a) – (continued)
	Chemicals – 2.1%
	Emerald Performance Materials LLC (B/B1)
	$7,275,307	4.500%	08/01/21	$7,129,801
	Emerald Performance Materials LLC (CCC+/Caa1)
	6,350,000	7.750	08/01/22	5,778,500
	Huntsman International LLC (BB/Ba2)
	3,456,250	3.750	10/01/21	3,429,257
	MacDermid, Inc. (BB-/B2)
	2,197,188	5.500	06/07/20	2,118,924
	Univar, Inc. (BB-/B2)
	15,484,033	4.250	07/01/22	15,242,172
	US Coatings Acquisition, Inc. (BB-/Ba3)
	32,819,740	3.750	02/01/20	32,587,376

				66,286,030

	Consumer Products – Household & Leisure – 3.2%
	Bombardier Recreational Products, Inc. (BB-/Ba3)
	10,804,491	3.750	01/30/19	10,678,402
	Coty, Inc. (NR/NR)
	4,250,000	3.750	10/27/22	4,235,125
	Galleria Co. (BBB-/Ba1)
	8,500,000	3.750	01/26/23	8,468,125
	Jarden Corp. (BBB-/Ba1)
	1,116,412	3.183	09/30/20	1,114,325
	9,452,500	3.183	07/30/22	9,432,839
	Renfro Corp. (B/B3)
	21,940,559	5.750	01/30/19	21,392,045
	Spectrum Brands, Inc. (BB/Ba2)
EUR	565,725	3.500	06/23/22	640,681
	$8,884,115	3.500	06/23/22	8,904,104
	The Sun Products Corp. (B-/B1)
	39,737,088	5.500	03/23/20	38,266,816

				103,132,462

	Consumer Products – Industrial – 1.0%
	Atkore International, Inc. (B/B3)
	13,398,210	4.500	04/09/21	13,029,759
	Atkore International, Inc. (CCC+/Caa2)
	12,750,000	7.750	10/09/21	11,602,500
	Southwire Co. (BB+/Ba3)
	8,881,022	3.000	02/10/21	8,381,464

				33,013,723

	Diversified Manufacturing – 3.1%
	CPM Holdings, Inc. (B+/B1)
	7,844,009	6.000	04/11/22	7,716,544
	Crosby US Acquisition Corp. (B-/B2)
	21,800,316	4.000	11/23/20	17,753,741
	Doosan Infracore Co., Ltd. (BB-/Ba3)
	9,191,606	4.500	05/28/21	9,061,361
	Dynacast International LLC (B/B1)
	2,512,615	4.500	01/28/22	2,490,630
	Gardner Denver, Inc. (B/B1)
	5,247,590	4.250	07/30/20	4,775,307
	Mannington Mills, Inc. (BB-/B1)
	6,476,375	4.750	10/01/21	6,209,224
	Mirror Bidco Corp. (B/Ba3)
	19,042,404	4.250	12/28/19	18,843,982

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Diversified Manufacturing – (continued)
Rexnord LLC (BB-/B2)
$34,829,469	4.000%	08/21/20	$34,257,918

			101,108,707

Energy – 1.4%
American Energy – Marcellus LLC (CC/Caa3)
34,190,000	8.500	08/04/21	1,310,503
American Energy – Marcellus LLC (CCC/Caa1)
13,550,000	5.250	08/04/20	2,213,121
CITGO Holding, Inc. (B-/Caa1)
3,986,610	9.500	05/12/18	3,982,862
Jonah Energy LLC (B/Caa1)
9,250,000	7.500	05/12/21	4,578,750
Magnum Hunter Resources, Inc. (NR/WR)
3,418,144	9.000	09/15/16	3,383,963
16,283,013	0.000(b )	10/22/19	6,952,846
MEG Energy Corp. (BB+/B3)
28,928,976	3.750	03/31/20	23,229,968

			45,652,013

Energy – Exploration & Production – 0.3%
EP Energy LLC (B-/B2)
11,900,000	3.500	05/24/18	7,824,250
4,775,000	4.500	04/30/19	3,127,625

			10,951,875

Entertainment – 0.8%
Sabre, Inc. (B+/Ba3)
488,222	3.500	02/19/18	486,596
21,432,999	4.000	02/19/19	21,379,417
3,586,796	4.000	02/19/19	3,584,572

			25,450,585

Environmental – 0.6%
EnergySolutions LLC (B-/B3)
22,146,051	6.750	05/29/20	20,374,367

Finance – 1.4%
CeramTec Acquisition Corp. (B/Ba3)
628,176	4.250	08/30/20	625,821
1,800,829	4.250	08/30/20	1,794,076
5,909,551	4.250	08/30/20	5,887,390
ROC Finance LLC (B+/B2)
1,950,000	5.000	06/20/19	1,872,000
SBA Senior Finance II LLC (BB/B1)
16,186,564	3.250	03/24/21	16,092,682
Victory Capital Management, Inc. (BB-/B2)
19,529,952	7.000	10/31/21	18,846,403

			45,118,372

Food & Beverages – 4.2%
Albertson’s Holdings LLC (BB/Ba3)
18,757,690	5.125	08/25/19	18,734,243
High Liner Foods, Inc. (B+/B2)
9,124,364	4.250	04/24/21	8,786,032
Performance Food Group, Inc. (BB-/B2)
23,984,668	7.215	11/14/19	23,984,668

Bank Loans(a) – (continued)
Food & Beverages – (continued)
Pinnacle Foods Finance LLC (BB+/Ba2)
$6,099,206	3.000%	04/29/20	$6,090,850
9,254,710	3.000	04/29/20	9,239,254
3,715,688	3.750	01/13/23	3,727,095
Shearer’s Foods, Inc. (B/B1)
7,609,125	4.938	06/30/21	7,494,988
Shearer’s Foods, Inc. (CCC+/Caa1)
12,800,000	7.750	06/30/22	11,776,000
US Foods, Inc. (B/B2)
46,015,883	4.500	03/31/19	45,769,238

			135,602,368

Food & Drug Retailers – 0.5%
Rite Aid Corp. (B+/B2)
8,790,000	5.750	08/21/20	8,808,283
7,195,000	4.875	06/21/21	7,195,000

			16,003,283

Gaming – 0.7%
Graton Economic Development Authority (B+/B2)
2,159,247	4.750	09/01/22	2,164,645
Marina District Finance Co., Inc. (BB/B2)
5,759,805	6.500	08/15/18	5,747,824
MGM Resorts International (BB/Ba2)
10,175,766	3.500	12/20/19	10,146,663
Peninsula Gaming LLC (BB-/B1)
4,146,999	4.250	11/20/17	4,137,503

			22,196,635

Health Care – 0.6%
Community Health Systems, Inc. (BB/Ba2)
7,905,779	3.750	12/31/19	7,756,439
12,510,239	4.000	01/27/21	12,286,055

			20,042,494

Health Care – Medical Products – 0.5%
Alere, Inc. (B+/Ba3)
8,081,302	4.250	06/18/22	8,023,197
Convatec, Inc. (B+/Ba2)
2,649,373	4.250	06/15/20	2,622,879
Ortho-Clinical Diagnostics, Inc. (B-/B1)
7,023,247	4.750	06/30/21	6,496,504

			17,142,580

Health Care – Pharmaceuticals – 3.7%
Concordia Healthcare Corp. (B+/B1)
5,586,000	5.250	10/21/21	5,428,196
Endo Luxembourg Finance Co. I S.A.R.L. (BB/Ba1)
39,915,832	3.750	09/26/22	39,267,199
Valeant Pharmaceuticals International, Inc. (BB/Ba2)
4,013,190	2.890	10/20/18	3,842,630
4,561,323	5.250	02/13/19	4,308,170
23,300,954	3.750	08/05/20	21,932,023
45,914,401	4.000	04/01/22	43,293,607

			118,071,825

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
	Health Care – Services – 6.1%
	21st Century Oncology Holdings, Inc. (B-/B1)
	$12,654,375	6.500%	04/30/22	$11,294,030
	American Renal Holdings, Inc. (B/Ba3)
	14,254,573	4.500	09/20/19	14,218,936
	American Renal Holdings, Inc. (CCC+/Caa1)
	21,385,439	8.500	03/20/20	20,957,731
	Amsurg Corp. (BB-/Ba2)
	1,893,243	3.500	07/16/21	1,892,069
	Envision Healthcare Corp. (BB-/B1)
	13,980,391	4.250	05/25/18	13,975,358
	HCA, Inc. (BBB-/Ba1)
	7,244,991	3.683	03/17/23	7,267,668
	MPH Acquisition Holdings LLC (B+/B1)
	47,447,323	3.750	03/31/21	46,949,126
	Sedgwick Claims Management Services, Inc. (B/B1)
	13,127,957	3.750	03/01/21	12,756,042
	Sedgwick Claims Management Services, Inc. (CCC+/Caa2)
	13,600,758	6.750	02/28/22	12,597,702
	Sedgwick Claims Management Services, Inc. (NR/Caa2)
	12,850,000	6.750	02/28/22	11,902,312
	U.S. Renal Care, Inc. (B/B1)
	38,643,836	5.250	12/31/22	38,466,848
	U.S. Renal Care, Inc. (CCC+/Caa1)
	4,025,000	9.000	12/31/23	3,954,562

				196,232,384

	Lodging – 1.3%
	Four Seasons Holdings, Inc. (BB/B1)
	9,586,906	3.500	06/27/20	9,505,993
	Hilton Worldwide Finance LLC (BBB-/Ba2)
	8,206,802	3.500	10/26/20	8,204,258
	La Quinta Intermediate Holding LLC (BB/B1)
	25,726,045	3.750	04/14/21	25,232,877

				42,943,128

	Media – Broadcasting & Radio – 3.8%
	Getty Images, Inc. (CCC+/B3)
	51,549,152	4.750	10/18/19	38,174,209
	iHeart Communications, Inc. (CCC/Caa1)
	20,847,038	7.933	07/30/19	14,363,609
	Salem Communications Corp. (B-/B2)
	13,665,002	4.500	03/13/20	12,594,623
	Telesat Canada (BB/Ba3)
	2,003,420	3.500	03/28/19	1,990,899
	The E.W. Scripps Co. (BBB-/Ba2)
	12,851,294	3.500	11/26/20	12,722,781
	Townsquare Media, Inc. (BB-/Ba2)
	3,123,949	4.250	04/01/22	3,088,804
	Tribune Media Co. (BB+/Ba2)
	10,897,550	3.750	12/27/20	10,847,640
	Univision Communications, Inc. (B+/B2)
	11,753,890	4.000	03/01/20	11,624,127
	17,107,844	4.000	03/01/20	16,920,684

				122,327,376

Bank Loans(a) – (continued)
	Media – Cable – 3.6%
	Cequel Communications LLC (BB-/Ba3)
	$2,992,017	0.000%	02/14/19	$2,970,115
	Charter Communications Operating LLC (BB+/Baa3)
	28,394,898	3.000	07/01/20	28,248,381
	11,497,021	3.000	01/04/21	11,441,605
	CSC Holdings LLC (BB+/Baa3)
	22,627,191	2.933	04/17/20	22,598,907
	Neptune Finco Corp. (BB-/Ba1)
	14,775,000	5.000	10/09/22	14,772,636
	Numericable Group SA (B+/B1)
	3,715,688	4.563	07/31/22	3,666,938
	Wave Division Holdings LLC (BB-/Ba3)
	6,772,500	4.000	10/15/19	6,704,775
	Ziggo N.V. (BB-/Ba3)
	7,513,619	3.500	01/15/22	7,435,328
	4,841,918	3.508	01/15/22	4,791,465
	7,963,226	3.601	01/15/22	7,880,249
EUR	1,592,250	3.750	01/15/22	1,792,054
	1,025,750	3.750	01/15/22	1,154,467
	2,882,000	3.750	01/15/22	3,243,649

				116,700,569

	Media – Non Cable – 3.5%
	Advantage Sales & Marketing, Inc. (B/B1)
	$11,558,336	4.250	07/23/21	11,338,033
	Advantage Sales & Marketing, Inc. (CCC+/Caa1)
	4,203,226	7.500	07/25/22	3,777,650
	Checkout Holding Corp. (B/B1)
	20,967,939	4.500	04/09/21	17,822,748
	Checkout Holding Corp. (CCC/Caa1)
	21,800,000	7.750	04/11/22	13,360,348
	Media General, Inc. (BB+/Ba3)
	9,083,020	4.000	07/31/20	9,067,125
	NEP Supershooters LP (B-/Caa1)
	20,832,739	10.000	07/22/20	19,114,038
	NEP/NCP Holdco, Inc. (B+/B1)
	25,658,582	4.250	01/22/20	23,670,042
	Renaissance Learning, Inc. (B-/B1)
	7,455,007	4.500	04/09/21	7,217,416
	Renaissance Learning, Inc. (CCC/Caa2)
	9,612,400	8.000	04/11/22	8,506,974

				113,874,374

	Metals & Mining – 0.4%
	FMG Resources (August 2006) Pty Ltd. (BB+/Ba2)
	7,759,950	4.250	06/30/19	6,535,585
	Hi Crush Partners LP (BB-/Caa1)
	6,934,864	4.750	04/28/21	4,646,358
	Novelis, Inc. (BB/Ba2)
	272,938	4.000	06/02/22	265,432

				11,447,375

	Packaging – 2.9%
	Ardagh Holdings USA, Inc. (B+/Ba3)
	3,746,129	4.000	12/17/19	3,739,873
	Berry Plastics Holding Corp. (BB/Ba3)
	27,778,119	3.500	02/08/20	27,639,228

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Packaging – (continued)
Berry Plastics Holding Group, Inc. (BB/Ba3)
$15,060,295	3.750%	01/06/21	$14,998,698
BWAY Holding Co., Inc. (B-/B2)
25,374,155	5.500	08/14/20	24,498,746
Onex Wizard U.S. Acquisition, Inc. (B+/B1)
15,854,887	4.250	03/13/22	15,785,602
Reynolds Group Holdings, Inc. (B+/B1)
7,609,065	4.500	12/01/18	7,609,065

			94,271,212

Real Estate – 1.2%
Communications Sales & Leasing, Inc. (BB-/B1)
9,925,000	5.000	10/24/22	9,593,108
Realogy Corp. (BB+/Ba2)
20,666,414	3.750	03/05/20	20,631,901
Starwood Property Trust, Inc. (BB/Ba3)
9,358,349	3.500	04/17/20	9,264,765

			39,489,774

Restaurants – 2.0%
1011778 B.C. Unlimited Liability Co. (B+/Ba3)
65,508,372	3.750	12/10/21	65,417,315

Retailers – 7.2%
Academy Ltd. (B/B2)
9,285,554	5.000	07/01/22	8,819,790
American Apparel (USA) LLC (NR/WR)
5,547,428	11.015	02/05/20	5,547,428
Bass Pro Group LLC (BB-/B1)
9,126,656	4.000	06/05/20	8,624,690
BJ’s Wholesale Club, Inc. (B-/B3)
21,711,212	4.500	09/26/19	21,105,035
BJ’s Wholesale Club, Inc. (CCC/Caa2)
19,900,000	8.500	03/26/20	18,276,956
Burlington Coat Factory Warehouse Corp. (BB/Ba3)
11,215,645	4.250	08/13/21	11,213,626
Container Store, Inc. (B/Ba1)
6,449,992	4.250	04/06/19	4,891,223
Dollar Tree, Inc. (BBB/Ba1)
13,049,541	3.500	07/06/22	13,088,690
15,625,000	4.250	07/06/22	15,598,906
J Crew Group, Inc. (B-/B2)
24,517,118	4.000	03/05/21	19,027,490
Michaels Stores, Inc. (BB-/Ba2)
17,066,861	3.750	01/28/20	17,016,172
Neiman Marcus Group Ltd., Inc. (B-/B2)
28,558,696	4.250	10/25/20	26,109,788
Party City Holdings, Inc. (B+/B1)
1,521,093	4.250	08/19/22	1,507,145
Payless, Inc. (B/B2)
6,123,215	5.000	03/11/21	3,020,766
Petco Animal Supplies, Inc. (B/B1)
3,525,000	5.619	01/26/23	3,519,712
4,100,000	5.750	01/26/23	4,093,727
PetSmart, Inc. (BB-/Ba3)
31,368,655	4.250	03/11/22	31,219,653

Bank Loans(a) – (continued)
Retailers – (continued)
The Men’s Wearhouse, Inc. (B+/Ba2)
$2,343,750	4.500%	06/18/21	$2,251,477
6,525,000	5.000	06/18/21	6,166,125
True Religion Apparel, Inc. (CC/Caa3)
7,650,000	11.000	01/30/20	3,060,000
True Religion Apparel, Inc. (CCC/Caa1)
16,646,250	5.875	07/30/19	7,324,350

			231,482,749

Services Cyclical – Business Services – 5.4%
Acosta Holdco, Inc. (B/B1)
4,430,664	4.250	09/26/21	4,317,505
ADS Waste Holdings, Inc. (B+/B2)
39,988,398	3.750	10/09/19	39,621,705
Crossmark Holdings, Inc. (CCC/Caa2)
6,864,000	8.750	12/21/20	3,423,420
First Data Corp. (BB/B1)
31,048,178	3.932	03/24/18	30,962,795
13,100,000	3.932	09/24/18	13,072,752
31,456,371	4.432	03/24/21	31,353,194
8,827,731	4.182	07/08/22	8,765,937
Koosharem LLC (B-/B3)
6,850,141	7.500	05/16/20	5,959,623
Travelport Finance S.A.R.L. (B+/B2)
10,476,250	5.750	09/02/21	10,457,917
Vantiv, LLC (BBB-/Ba3)
27,616,715	3.750	06/13/21	27,651,236

			175,586,084

Services Cyclical – Consumer Services – 1.8%
Bright Horizons Family Solution, Inc. (BB/B1)
28,149,078	3.750	01/30/20	28,096,439
Spin Holdco, Inc. (B/B2)
21,141,239	4.250	11/14/19	20,565,140
Weight Watchers International, Inc. (B-/B3)
971,898	3.450	04/04/16	950,517
10,139,934	4.000	04/02/20	7,452,851

			57,064,947

Services Cyclical – Rental Equipment – 0.4%
Maxim Crane Works LP (B/Caa2)
12,000,000	10.250	11/26/18	11,100,000

Technology – 0.5%
CDW LLC (BBB-/Ba2)
15,238,282	3.250	04/29/20	15,182,357

Technology – Software/Services – 5.3%
Aspect Software, Inc. (D/WR)
4,879,282	9.250	05/07/16	4,830,489
Avago Technologies Cayman Ltd. (BBB/Ba1)
62,775,000	4.250	02/01/23	62,425,343
BMC Software Finance, Inc. (B/B1)
20,295,739	5.000	09/10/20	16,978,603
Electrical Components International, Inc. (B+/B1)
7,229,961	5.750	05/28/21	7,139,587
Emdeon, Inc. (B+/Ba3)
17,888,352	3.750	11/02/18	17,789,966

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Bank Loans(a) – (continued)
	Technology – Software/Services – (continued)
	Global Payments, Inc. (BBB-/Ba2)
	$5,175,000	3.500%	03/23/23	$5,196,580
	Lawson Software, Inc. (B+/B1)
	4,293,939	3.750	06/03/20	4,157,736
	MA FinanceCo., LLC (BB-/B1)
	7,859,375	4.500	11/20/19	7,790,606
	NXP BV (BBB-/Baa3)
	22,743,000	3.750	12/07/20	22,778,479
	SS&C Technologies, Inc. (BB/Ba3)
	13,153,466	4.007	07/08/22	13,172,012
	1,906,672	4.018	07/08/22	1,909,361
	TTM Technologies, Inc. (B+/B2)
	3,713,820	6.000	05/31/21	3,518,845
	Western Digital Corp. (BBB-/Ba1)
	3,975,000	6.250	03/16/23	3,924,080

				171,611,687

	Utilities – Electric – 1.3%
	Calpine Corp. (BB/Ba2)
	23,705,126	4.000	10/09/19	23,586,600
	6,649,511	4.000	10/31/20	6,587,205
	4,935,240	3.500	05/27/22	4,865,061
	NRG Energy, Inc. (BB+/Baa3)
	5,542,564	2.750	07/02/18	5,480,210

				40,519,076

	Wireless Telecommunications – 4.6%
	Asurion LLC (B/Ba3)
	12,044,700	5.000	05/24/19	11,864,029
	4,941,955	5.000	08/04/22	4,833,874
	Asurion LLC (CCC+/Caa1)
	37,161,979	8.500	03/03/21	34,715,606
	GCI Holdings, Inc. (BB+/Ba2)
	5,148,000	4.000	02/02/22	5,098,682
	Intelsat Jackson Holdings SA (B-/B1)
	53,355,182	3.750	06/30/19	49,667,805
	Level 3 Financing, Inc. (BB/Ba1)
	12,095,000	4.000	08/01/19	12,107,579
	13,000,000	4.000	01/15/20	13,028,470
	9,727,000	3.500	05/31/22	9,700,640
	LTS Buyer LLC (B/B1)
	3,215,204	4.000	04/13/20	3,175,014
	Zayo Group LLC (BB-/Ba2)
	3,146,486	3.750	05/06/21	3,128,142
	1,421,438	4.500	05/06/21	1,424,636

				148,744,477

	TOTAL BANK LOANS
	(Cost $2,852,602,965)			$2,678,776,822

Corporate Obligations – 8.9%
	Airlines – 1.4%
	Air Canada (BB/B2)(c)(d)
	$4,450,000	8.750%	04/01/20	$4,717,000

Corporate Obligations – 8.9%
	Airlines – (continued)
	Air Canada (BB/Ba3)(c)(d)
	$8,250,000	6.750%	10/01/19	$8,497,500
	Air Canada (BBB-/Ba1)(d)
	14,726,476	5.375	11/15/22	14,284,682
	Air Canada 2013-1 Class C Pass Through Trust (BB-/Ba3)(d)
	4,996,000	6.625	05/15/18	4,914,815
	Continental Airlines 2012-3 Class C Pass Thru Certificates (NR/Ba2)
	4,825,000	6.125	04/29/18	5,066,250
	United Airlines 2014-1 Class B Pass Through Trust (BBB/NR)
	3,665,557	4.750	10/11/23	3,628,901
	United Continental Holdings, Inc. (BB-/B1)
	4,513,000	6.375	06/01/18	4,727,368

				45,836,516

	Automotive(c)(d) – 0.2%
	Schaeffler Finance BV (BB-/Ba2)
	7,475,000	4.750	05/15/23	7,531,063

	Chemicals – 0.1%
	Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV (BB-/Ba3)(c)
EUR	850,000	5.750	02/01/21	1,008,321
	WR Grace & Co. (BB+/Ba3)(d)
	$750,000	5.125	10/01/21	776,250

				1,784,571

	Consumer Cyclical Services – Business – 0.0%(b)
	Escrow Ambassadors Group, Inc. (NR/NR)
	9,986,469	13.000	04/15/20	—

	Consumer Products – Industrial(c)(d) – 0.2%
	HD Supply, Inc. (BB/Ba3)
	7,525,000	5.250	12/15/21	7,891,844

	Electric(c)(d) – 0.2%
	Calpine Corp. (BB/Ba2)
	6,000,000	7.875	01/15/23	6,330,000

	Energy(c)(d)(e) – 0.1%
	FTS International, Inc. (B+/B1)
	5,950,000	8.134	06/15/20	3,956,750

	Energy – Exploration & Production(c) – 0.2%
	Antero Resources Corp. (BB/Ba3)
	6,650,000	5.625	06/01/23	6,084,750

	Finance – 0.7%
	CIT Group, Inc. (BB+/B1)(d)
	7,525,000	5.500	02/15/19	7,788,375
	HRG Group, Inc. (B+/Ba3)(c)
	4,900,000	7.875	07/15/19	5,167,540
	International Lease Finance Corp. (BBB-/Ba1)(d)
	1,000,000	7.125	09/01/18	1,088,750
	International Lease Finance Corp. (BBB-/Ba2)
	7,500,000	5.875	04/01/19	7,903,125

				21,947,790

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – 8.9%
	Food and Beverage(c) – 0.2%
	Shearer’s Foods LLC/Chip Finance Corp. (B/B1)(d)
	$900,000	9.000%	11/01/19	$945,000
	US Foods, Inc. (CCC+/Caa2)
	6,350,000	8.500	06/30/19	6,516,688

				7,461,688

	Gaming(c) – 0.5%
	Caesars Entertainment Operating Co., Inc. (D/WR)(b)
	14,850,000	9.000	02/15/20	12,622,500
	Churchill Downs, Inc. (BB/B1)(d)
	3,000,000	5.375	12/15/21	3,082,500

				15,705,000

	Health Care – 1.8%
	CHS/Community Health Systems, Inc. (BB/Ba2)(c)
	9,000,000	5.125	08/15/18	9,090,000
	HCA, Inc. (BBB-/Ba1)
	10,000,000	3.750	03/15/19	10,244,000
	8,150,000	6.500	02/15/20	8,944,625
	8,050,000	5.000	03/15/24	8,236,156
	3,275,000	5.250	04/15/25	3,373,250
	14,050,000	5.250 (c)	06/15/26	14,401,250
	Tenet Healthcare Corp. (BB-/Ba2)(c)(d)(e)
	2,450,000	4.134	06/15/20	2,431,625

				56,720,906

	Media – Broadcasting & Radio – 0.7%
	Abe Investment Holdings, Inc./Getty Images, Inc. (CCC+/B3)(d)
	3,000,000	10.500	10/16/20	2,625,000
	iHeartCommunications, Inc. (CCC/Caa1)(c)
	3,153,000	9.000	12/15/19	2,333,220
	Tribune Media Co. (BB-/B2)(c)(d)
	3,125,000	5.875	07/15/22	3,031,250
	Univision Communications, Inc. (B+/B2)(c)(d)
	6,421,000	6.750	09/15/22	6,790,207
	8,200,000	5.125	02/15/25	8,077,000

				22,856,677

	Media – Cable(c)(d) – 0.7%
	Altice US Finance I Corp. (BB-/Ba3)
	1,575,000	5.375	07/15/23	1,616,344
	Numericable – SFR SA (B+/B1)
	13,000,000	4.875	05/15/19	12,935,000
	4,600,000	6.250	05/15/24	4,473,500
	Virgin Media Secured Finance PLC (BB-/Ba3)
	4,725,000	5.375	04/15/21	4,914,000

				23,938,844

	Packaging(c)(d) – 0.1%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B+/Ba3)
EUR	2,600,000	4.250	01/15/22	2,995,521

	Restaurants(c)(d) – 0.2%
	New Red Finance, Inc. (B+/Ba3)
	$3,025,000	4.625	01/15/22	3,085,500

Corporate Obligations – 8.9%
	Restaurants(c)(d) – (continued)
	New Red Finance, Inc. (B-/B3)
	$2,050,000	6.000%	04/01/22	$2,132,000

				5,217,500

	Retailers(c)(d) – 0.1%
	Dollar Tree, Inc. (BB-/Ba3)
	325,000	5.250	03/01/20	340,031
	1,300,000	5.750	03/01/23	1,374,750

				1,714,781

	Services Cyclical – Business Services(c)(d) – 0.3%
	Corporate Risk Holdings LLC (CCC+/WR)
	1,736,000	9.500	07/01/19	1,475,600
	First Data Corp. (BB/B1)
	9,075,000	6.750	11/01/20	9,551,438

				11,027,038

	Services Cyclical – Rental Equipment(c)(d) – 0.1%
	Ahern Rentals, Inc. (B/B3)
	7,150,000	7.375	05/15/23	4,933,500

	Telecommunications – Cellular – 0.9%
	Sprint Communications, Inc. (B/Caa1)
	5,000,000	8.375	08/15/17	4,943,750
	Sprint Communications, Inc. (BB-/B1)(d)
	16,050,000	9.000	11/15/18	16,852,500
	Sprint Corp. (B/Caa1)
	3,650,000	7.875	09/15/23	2,792,250
	Wind Acquisition Finance SA (BB/Ba3)(c)(d)
	3,900,000	4.750	07/15/20	3,685,500

				28,274,000

	Telecommunications – Satellites(c) – 0.2%
	Intelsat Jackson Holdings SA (CCC/Caa2)
	7,450,000	7.250	04/01/19	5,494,375

	TOTAL CORPORATE OBLIGATIONS
	(Cost $295,961,359)			$287,703,114

	Asset-Backed Securities(d)(e) – 0.2%
	Collateralized Loan Obligation – 0.2%
	Zais CLO 1 Ltd. Series 2014-1A, Class B (A/NR)
	$8,600,000	2.951%	04/15/26	$7,400,016
	(Cost $8,170,000)

Shares	Description	Value

Common Stock(b)(g) – 0.2%
Textiles, Apparel & Luxury Goods – 0.2%
449,607	American Apparel, Inc. PI	$5,710,009
(Cost $9,926,771)

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Shares	Distribution Rate	Value
Investment Company(e)(h) – 8.7%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
280,623,494	0.250%	$280,623,494
(Cost $280,623,494)

TOTAL INVESTMENTS – 101.0%
(Cost $3,447,284,589)		$3,260,213,455

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%		(32,786,082)

NET ASSETS – 100.0%		$3,227,427,373

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on March 31, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security is currently in default and/or non-income producing.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $172,524,811, which represents approximately 5.4% of net assets as of March 31, 2016.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(g)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Such securities were acquired between April 1, 2013 and February 5, 2016.
(h)	Represents an Affiliated Fund.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PI	—Private Investment
WR	—Withdrawn Rating

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
JPMorgan Chase Bank NA (London)	GBP	1,815,581	USD	2,568,572	$2,607,666	04/05/16	$39,094

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
JPMorgan Chase Bank NA (London)	USD	2,542,726	GBP	1,815,999	$2,608,267	04/05/16	$(65,540)
Royal Bank of Scotland PLC	USD	10,132,104	EUR	9,309,061	10,594,442	04/05/16	(462,338)
TOTAL							$(527,878)

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$32,100	06/15/21	3 month LIBOR	2.000%	$(880,409)	$(329,841)
33,600	06/15/23	3 month LIBOR	2.000	(876,390)	(386,802)
TOTAL				$(1,756,799)	$(716,643)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 82.3%
Automotive – 2.1%
Ford Motor Credit Co. LLC
$4,325,000	5.875%		08/02/21	$4,943,587
General Motors Co.
3,700,000	3.500		10/02/18	3,772,218

				8,715,805

Banks – 15.3%
American Express Co.(a)(b)
3,055,000	6.800		09/01/66	3,047,362
Banco Bilbao Vizcaya Argentaria SA
3,950,000	3.000		10/20/20	3,982,340
Bank of America Corp.
3,750,000	5.000		05/13/21	4,154,404
5,500,000	4.000		04/01/24	5,755,374
BNP Paribas SA(a)(b)(c)
825,000	7.625		03/30/49	829,538
Citigroup, Inc.
1,350,000	4.450		09/29/27	1,349,518
Compass Bank(a)
1,025,000	2.750		09/29/19	1,012,681
Credit Suisse Group Funding Guernsey Ltd.
2,150,000	3.125	(c)	12/10/20	2,151,621
400,000	3.750		03/26/25	380,757
Discover Financial Services(a)
2,400,000	3.750		03/04/25	2,323,029
HSBC Holdings PLC
1,600,000	3.400		03/08/21	1,634,531
ING Bank NV(a)(b)
3,675,000	4.125		11/21/23	3,706,495
Intesa Sanpaolo SpA
4,075,000	3.875		01/16/18	4,169,696
3,200,000	5.017	(c)	06/26/24	3,000,918
200,000	5.710	(c)	01/15/26	194,809
JPMorgan Chase & Co.
3,700,000	3.875		09/10/24	3,777,777
2,175,000	5.300	(a)(b)	05/01/49	2,180,437
KBC Bank NV(a)(b)
2,000,000	8.000		01/25/23	2,155,000
Mitsubishi UFJ Financial Group, Inc.
1,400,000	2.950		03/01/21	1,427,856
2,600,000	3.850		03/01/26	2,703,522
PNC Preferred Funding Trust II(a)(b)(c)
2,800,000	1.856		03/29/49	2,352,000
Royal Bank of Scotland Group PLC
1,875,000	5.125		05/28/24	1,808,402
Royal Bank of Scotland PLC(a)(b)
1,150,000	9.500		03/16/22	1,219,000
Santander Holdings USA, Inc.(a)
1,175,000	4.500		07/17/25	1,198,267
Santander UK Group Holdings PLC
1,725,000	2.875		10/16/20	1,717,567
2,075,000	4.750	(c)	09/15/25	1,974,051

Corporate Obligations – (continued)
Banks – continued
Synchrony Financial(a)
$2,675,000	2.600%		01/15/19	$2,680,787
UBS Group Funding Jersey Ltd.(c)
2,200,000	3.000		04/15/21	2,204,044

				65,091,783

Brokerage – 2.0%
Morgan Stanley, Inc.
4,425,000	3.700		10/23/24	4,544,696
3,725,000	4.000		07/23/25	3,891,668

				8,436,364

Chemicals – 1.0%
Albemarle Corp.(a)
900,000	3.000		12/01/19	899,493
Ecolab, Inc.
1,667,000	5.500		12/08/41	1,894,327
Monsanto Co.(a)
1,675,000	4.700		07/15/64	1,434,100

				4,227,920

Consumer Cyclical Services(a) – 0.8%
The Priceline Group, Inc.
3,275,000	3.650		03/15/25	3,352,701

Consumer Products – 0.4%
Newell Rubbermaid, Inc.
1,775,000	2.600		03/29/19	1,801,371

Distributor(c) – 0.3%
Southern Star Central Gas Pipeline, Inc.
1,100,000	6.000		06/01/16	1,105,879

Electric – 4.4%
Exelon Corp.(a)
1,550,000	2.850		06/15/20	1,568,862
Florida Power & Light Co.(a)
2,600,000	5.250		02/01/41	3,190,239
Kentucky Utilities Co.(a)
1,700,000	5.125		11/01/40	2,020,282
PPL WEM Holdings PLC(a)(c)
1,750,000	5.375		05/01/21	1,940,773
Progress Energy, Inc.
1,000,000	7.000		10/30/31	1,279,878
Public Service Electric & Gas Co.(a)
2,525,000	3.950		05/01/42	2,615,966
Puget Sound Energy, Inc.(a)(b)
2,300,000	6.974		06/01/67	1,753,750
Ruwais Power Co. PJSC(c)
670,000	6.000		08/31/36	726,950
Southern California Edison Co.(a)
1,550,000	4.050		03/15/42	1,584,740
Virginia Electric and Power Co.(a)
2,030,000	4.000		01/15/43	2,043,063

				18,724,503

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – 5.4%
Anadarko Petroleum Corp.
$3,125,000	8.700%		03/15/19	$3,479,687
540,000	3.450	(a)	07/15/24	482,585
Apache Corp.(a)
1,395,000	4.250		01/15/44	1,190,314
ConocoPhillips Co.(a)
1,325,000	4.200		03/15/21	1,383,909
2,410,000	3.350		11/15/24	2,294,268
1,150,000	4.950		03/15/26	1,202,865
1,375,000	4.150		11/15/34	1,202,518
Corp Financiera de Desarrollo SA(c)
360,000	4.750		02/08/22	374,400
Devon Energy Corp.(a)
1,320,000	3.250		05/15/22	1,102,200
700,000	4.750		05/15/42	518,230
Dolphin Energy Ltd.(c)
128,844	5.888		06/15/19	137,541
Halliburton Co.(a)
1,250,000	3.375		11/15/22	1,269,462
1,300,000	3.800		11/15/25	1,296,430
Occidental Petroleum Corp.(a)
900,000	3.400		04/15/26	910,195
Petroleos Mexicanos(c)
170,000	5.500		02/04/19	177,650
410,000	6.375		02/04/21	436,240
1,350,000	6.875		08/04/26	1,458,000
Pioneer Natural Resources Co.(a)
1,075,000	3.450		01/15/21	1,068,872
Suncor Energy, Inc.(a)
2,875,000	3.600		12/01/24	2,846,598

				22,831,964

Food & Beverage – 8.6%
Anheuser-Busch InBev Finance, Inc.(a)
11,300,000	3.300		02/01/23	11,759,863
5,525,000	3.650		02/01/26	5,806,143
1,025,000	4.900		02/01/46	1,149,004
Beam Suntory, Inc.(a)
3,150,000	3.250		05/15/22	3,140,054
Kraft Heinz Foods Co.(a)(c)
3,300,000	3.500		07/15/22	3,465,750
Mead Johnson Nutrition Co.(a)
1,550,000	4.125		11/15/25	1,645,423
Pernod-Ricard SA(c)
2,300,000	4.450		01/15/22	2,482,772
SABMiller Holdings, Inc.(c)
925,000	4.950		01/15/42	1,032,038
Sysco Corp.(a)
1,650,000	3.750		10/01/25	1,737,900
The JM Smucker Co.
1,450,000	3.000		03/15/22	1,489,313
WM Wrigley Jr Co.(a)(c)
2,650,000	3.375		10/21/20	2,759,570

				36,467,830

Corporate Obligations – (continued)
Health Care – 2.5%
AmerisourceBergen Corp.(a)
$2,975,000	3.250%		03/01/25	$3,012,334
Medtronic, Inc.
2,450,000	3.150		03/15/22	2,578,265
Stryker Corp.(a)
525,000	2.625		03/15/21	535,574
525,000	3.500		03/15/26	545,440
Thermo Fisher Scientific, Inc.(a)
1,100,000	3.650		12/15/25	1,123,497
UnitedHealth Group, Inc.
1,125,000	4.625		07/15/35	1,252,643
1,475,000	4.750		07/15/45	1,695,476

				10,743,229

Home Construction – 0.6%
MDC Holdings, Inc.
2,275,000	5.625		02/01/20	2,312,635
475,000	6.000	(a)	01/15/43	371,587

				2,684,222

Life Insurance – 2.3%
AIA Group Ltd.(a)(c)
3,025,000	3.200		03/11/25	3,043,658
Meiji Yasuda Life Insurance Co.(a)(b)(c)
1,250,000	5.200		10/20/45	1,347,750
Prudential Financial, Inc.(a)(b)
525,000	5.375		05/15/45	517,125
Reliance Standard Life Global Funding II(c)
2,350,000	2.500		01/15/20	2,357,649
Teachers Insurance & Annuity Association of America(c)
2,440,000	4.900		09/15/44	2,614,580

				9,880,762

Lodging(a) – 0.4%
Marriott International, Inc.
1,600,000	2.875		03/01/21	1,615,725

Media – Cable – 2.2%
CCO Safari II LLC(a)(c)
125,000	3.579		07/23/20	127,319
700,000	4.464		07/23/22	731,362
2,325,000	4.908		07/23/25	2,458,023
Comcast Corp.
1,375,000	4.250		01/15/33	1,452,951
2,075,000	6.450		03/15/37	2,745,629
Time Warner Cable, Inc.
890,000	6.750		07/01/18	975,530
150,000	5.000		02/01/20	162,439
500,000	5.875	(a)	11/15/40	517,357
300,000	5.500	(a)	09/01/41	299,577

				9,470,187

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – Non Cable – 0.7%
21st Century Fox America, Inc.
$2,200,000	6.150%		02/15/41	$2,642,870
Time Warner, Inc.(a)
350,000	4.850		07/15/45	356,539

				2,999,409

Metals & Mining – 0.6%
Freeport-McMoRan, Inc.
425,000	4.000		11/14/21	300,688
775,000	3.550	(a)	03/01/22	540,562
Glencore Funding LLC(c)
1,550,000	1.700		05/27/16	1,544,541
172,000	2.500		01/15/19	157,380

				2,543,171

Noncaptive – Financial – 2.9%
Air Lease Corp.
1,100,000	5.625		04/01/17	1,128,914
Capital One Financial Corp.(a)
1,550,000	4.200		10/29/25	1,576,245
GE Capital International Funding Co.(c)
1,200,000	4.418		11/15/35	1,300,108
General Electric Co.
294,000	5.875		01/14/38	384,334
International Lease Finance Corp.
3,225,000	5.750		05/15/16	3,225,000
2,500,000	7.125	(c)	09/01/18	2,721,875
KKR Group Finance Co. LLC(c)
1,850,000	6.375		09/29/20	2,176,227

				12,512,703

Pharmaceuticals(a) – 2.0%
Actavis Funding SCS
1,150,000	3.450		03/15/22	1,189,274
750,000	3.800		03/15/25	779,111
1,400,000	4.850		06/15/44	1,490,873
Actavis, Inc.
1,200,000	4.625		10/01/42	1,234,020
Forest Laboratories LLC(c)
2,075,000	4.375		02/01/19	2,201,625
1,550,000	5.000		12/15/21	1,730,455

				8,625,358

Pipelines – 2.5%
Enbridge, Inc.(a)
1,000,000	3.500		06/10/24	888,703
Energy Transfer Partners LP(a)
1,065,000	5.200		02/01/22	1,006,425
Enterprise Products Operating LLC(a)(b)
1,525,000	8.375		08/01/66	1,204,750
1,765,000	7.000		06/01/67	1,248,738
Tennessee Gas Pipeline Co.
1,825,000	8.375		06/15/32	1,972,279

Corporate Obligations – (continued)
Pipelines – continued
Western Gas Partners LP(a)
$2,450,000	5.450%		04/01/44	$1,947,750
Williams Partners LP(a)
3,000,000	3.600		03/15/22	2,445,000

				10,713,645

Property/Casualty Insurance – 1.7%
Allied World Assurance Co. Holdings Ltd.(a)
200,000	4.350		10/29/25	201,009
American International Group, Inc.(a)
475,000	3.750		07/10/25	475,572
500,000	4.500		07/16/44	470,978
Arch Capital Group Ltd.
1,245,000	7.350		05/01/34	1,597,469
The Chubb Corp.(a)(b)
1,943,000	6.375		03/29/67	1,680,695
Trinity Acquisition PLC(a)
1,150,000	4.400		03/15/26	1,172,452
ZFS Finance USA Trust II(a)(b)(c)
1,525,000	6.450		12/15/65	1,521,950

				7,120,125

Real Estate Investment Trusts – 6.7%
American Campus Communities Operating Partnership LP(a)
3,200,000	4.125		07/01/24	3,308,199
Camden Property Trust
2,575,000	5.700		05/15/17	2,679,983
CubeSmart LP(a)
1,625,000	4.800		07/15/22	1,775,417
Developers Diversified Realty Corp.
3,750,000	7.500		04/01/17	3,959,420
HCP, Inc.(a)
1,975,000	2.625		02/01/20	1,946,428
Kilroy Realty LP
1,125,000	6.625		06/01/20	1,290,351
Select Income REIT(a)
650,000	2.850		02/01/18	651,226
1,125,000	3.600		02/01/20	1,130,598
1,625,000	4.150		02/01/22	1,599,543
Trust F/1401(a)(c)
230,000	5.250		12/15/24	234,025
UDR, Inc.
1,900,000	4.250		06/01/18	1,992,710
Vereit Operating Partnership LP
5,075,000	2.000		02/06/17	5,030,355
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(c)
2,150,000	2.700		09/17/19	2,164,614
Welltower, Inc.(a)
775,000	4.125		04/01/19	814,289

				28,577,158

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Retailers(a) – 2.2%
Amazon.com, Inc.
$2,325,000	3.300%		12/05/21	$2,468,610
CVS Health Corp.
3,500,000	2.800		07/20/20	3,629,003
1,925,000	3.875		07/20/25	2,076,036
1,075,000	5.750		05/15/41	1,308,394

				9,482,043

Technology – Hardware – 2.1%
Cisco Systems, Inc.
2,375,000	2.200		02/28/21	2,420,889
Hewlett Packard Enterprise Co.(a)(c)
2,325,000	4.900		10/15/25	2,385,442
Intel Corp.(a)
2,225,000	4.900		07/29/45	2,507,942
Oracle Corp.(a)
800,000	4.300		07/08/34	841,746
QUALCOMM, Inc.
600,000	3.000		05/20/22	624,354

				8,780,373

Technology – Software/Services – 2.3%
Apple, Inc.
3,150,000	3.850		05/04/43	3,051,846
Fidelity National Information Services, Inc.(a)
3,300,000	4.500		10/15/22	3,485,758
Fiserv, Inc.(a)
3,100,000	2.700		06/01/20	3,141,147

				9,678,751

Tobacco – 3.9%
Altria Group, Inc.
1,650,000	2.850		08/09/22	1,700,687
BAT International Finance PLC(c)
3,300,000	2.750		06/15/20	3,393,628
2,950,000	3.950		06/15/25	3,229,221
Philip Morris International, Inc.(a)
1,350,000	2.750		02/25/26	1,371,353
Reynolds American, Inc.
861,000	3.250		06/12/20	899,612
499,000	4.850		09/15/23	561,534
3,975,000	4.450	(a)	06/12/25	4,373,858
950,000	5.850	(a)	08/15/45	1,159,600

				16,689,493

Trucking & Leasing(c) – 1.1%
ERAC USA Finance LLC
1,525,000	5.625		03/15/42	1,716,397
Penske Truck Leasing Co. LP/PTL Finance Corp.
2,275,000	3.375	(a)	02/01/22	2,258,736
650,000	4.875		07/11/22	694,054

				4,669,187

Wireless Telecommunications(a) – 0.3%
American Tower Corp.
1,025,000	3.300		02/15/21	1,042,848

Corporate Obligations – (continued)
Wirelines Telecommunications – 5.0%
AT&T, Inc.(a)
$600,000	3.950%		01/15/25	$624,546
300,000	6.000		08/15/40	334,530
Telefonica Emisiones SAU
4,290,000	5.462		02/16/21	4,847,173
Verizon Communications, Inc.
5,425,000	4.500		09/15/20	5,988,900
2,000,000	5.150		09/15/23	2,307,856
2,745,000	4.150	(a)	03/15/24	2,991,559
525,000	3.500	(a)	11/01/24	550,796
948,000	4.862		08/21/46	1,004,478
2,685,000	4.522		09/15/48	2,685,812

				21,335,650

TOTAL CORPORATE OBLIGATIONS
(Cost $346,182,930)				$349,920,159

Foreign Debt Obligations – 4.4%
Sovereign – 4.4%
Federal Republic of Brazil
$400,000	4.250%		01/07/25	$366,400
135,000	7.125		01/20/37	136,519
Republic of Chile
935,000	3.625		10/30/42	888,250
Republic of Colombia
2,221,000	4.000%		02/26/24	$2,232,105
522,000	6.125		01/18/41	550,710
Republic of Indonesia
387,000	5.875		01/15/24	435,375
430,000	4.125		01/15/25	432,150
470,000	6.750		01/15/44	566,437
Republic of Panama(d)
820,000	9.375		04/01/29	1,221,800
Republic of Peru
570,000	6.550		03/14/37	709,650
Republic of Turkey
2,040,000	6.250		09/26/22	2,269,500
1,820,000	5.750		03/22/24	1,967,875
180,000	7.375		02/05/25	215,550
Republic of Uruguay
311,876	5.100		06/18/50	290,045
United Mexican States
1,810,000	6.050		01/11/40	2,122,225
980,000	4.750		03/08/44	980,000
1,335,000	5.550		01/21/45	1,478,512
1,706,000	4.600		01/23/46	1,671,880

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $17,847,812)				$18,534,983

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – 3.3%
California – 1.9%
California State GO Bonds Build America Taxable Series 2009
$455,000	7.300%	10/01/39	$667,094
California State GO Bonds Build America Taxable Series 2010
2,320,000	7.625	03/01/40	3,550,482
California State University RB Build America Bonds Series 2010
2,825,000	6.484	11/01/41	3,668,121

			7,885,697

Illinois – 1.3%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Taxable Direct Payment Series 2009
1,775,000	5.720	12/01/38	2,177,854
Illinois State GO Bonds Build America Series 2010
3,225,000	6.630	02/01/35	3,480,065

			5,657,919

New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
350,000	7.414	01/01/40	527,380

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $11,061,861)			$14,070,996

U.S. Treasury Obligations – 8.9%
United States Treasury Bonds
$600,000	2.875%	08/15/45	$631,398
12,200,000	3.000	11/15/45	13,176,855
United States Treasury Inflation Protected Securities
834,424	0.125	04/15/17	844,070
513,175	0.125	01/15/23	517,983
406,124	0.625	01/15/24	423,319
United States Treasury Notes
15,200,000	0.750	01/31/18	15,204,256
3,200,000	1.625	07/31/20	3,263,744
3,700,000	1.500	02/28/23	3,690,232

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $37,223,384)			$37,751,857

Shares	Distribution Rate	Value

Investment Company(b)(e) – 0.0%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
75	0.250%	$75
(Cost $75)

TOTAL INVESTMENTS – 98.9%
(Cost $412,316,062)		$420,278,070

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		4,764,128

NET ASSETS – 100.0%		$425,042,198

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $70,915,163, which represents approximately 16.7% of net assets as of March 31, 2016.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2016.
(e)	Represents an Affiliated Fund.

Investment Abbreviations:
GO	—General Obligation
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	26	June 2016	$4,485,813	$(14,819)
2 Year U.S. Treasury Bonds	145	June 2016	31,718,750	44,336
5 Year U.S. Treasury Notes	96	June 2016	11,631,750	31,313
10 Year U.S. Treasury Notes	(228)	June 2016	(29,729,063)	(88,179)
20 Year U.S. Treasury Bonds	(37)	June 2016	(6,084,187)	30,870
TOTAL				$3,521

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Barclays Bank PLC	Markit CMBX Series 7	$1,900	0.500%	01/17/47	0.942	$(65,215)	$7,220
	Markit CMBX Series 8	1,600	0.500	10/17/57	1.074	(64,488)	(6,108)
Credit Suisse International (London)	Markit CMBX Series 6	200	0.500	05/11/63	0.844	(4,903)	869
	Markit CMBX Series 7	1,300	0.500	01/17/47	0.942	(48,605)	8,919
	Markit CMBX Series 8	1,600	0.500	10/17/57	1.074	(73,773)	3,180
TOTAL						$(256,984)	$14,080

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – 75.6%
	Argentina(a) – 0.5%
	Republic of Argentina (NR/NR)
ARS	41,080,000	29.198%		03/28/17	$2,788,561
	1,720,000	30.467		10/09/17	118,026

					2,906,587

	Brazil – 10.3%
	Brazil Letras do Tesouro Nacional (BB/Ba2)(b)
BRL	7,001,000	0.000		01/01/17	1,765,256
	57,600,000	0.000		07/01/17	13,644,001
	Brazil Notas do Tesouro Nacional (BB/Ba2)
	24,246,000	10.000		01/01/19	6,216,468
	53,203,000	10.000		01/01/23	12,426,135
	76,017,000	10.000		01/01/25	17,165,997
	24,203,723	6.000		08/15/40	6,329,891

					57,547,748

	Colombia – 9.0%
	Republic of Colombia (NR/Baa2)
COP	1,851,000,000	4.375		03/21/23	518,097
	Republic of Colombia (BBB/Baa2)
	$1,850,000	5.000		06/15/45	1,734,375
	Republic of Colombia (BBB+/Baa2)
COP	20,622,200,000	7.250		06/15/16	6,880,596
	3,424,300,000	11.250		10/24/18	1,243,266
	95,473,700,000	7.000		05/04/22	30,591,574
	484,000,000	10.000		07/24/24	180,695
	15,005,000,000	7.500		08/26/26	4,748,425
	100,000	6.000		04/28/28	28
	13,849,800,000	7.750		09/18/30	4,342,605

					50,239,661

	Costa Rica(c) – 0.3%
	Republic of Costa Rica (BB-/Ba1)
	$1,610,000	7.158		03/12/45	1,465,100

	Croatia – 0.0%
	Republic of Croatia (BB/Ba2)
EUR	180,000	3.875		05/30/22	209,686

	Czech Republic(a) – 2.3%
	Czech Republic Government Bond (AA/NR)
CZK	310,070,000	0.370		10/27/16	13,074,150

	Dominican Republic – 2.0%
	Dominican Republic (NR/NR)
DOP	80,400,000	16.950		02/04/22	2,268,150
	141,300,000	11.375		07/06/29	3,154,748
	Dominican Republic (BB-/B1)
	$2,763,046	9.040		01/23/18	2,928,828
	2,780,000	6.850	(c)	01/27/45	2,724,400

					11,076,126

	Indonesia – 0.7%
	Republic of Indonesia (NR/NR)
IDR	6,262,000,000	8.375		09/15/26	493,026
	Republic of Indonesia (NR/Baa3)
	9,000,000	6.125		05/15/28	568

	Sovereign Debt Obligations – (continued)
	Indonesia – (continued)
	Republic of Indonesia (BB+/Baa3)(c)
	$3,470,000	4.750%		01/08/26	$3,634,825

					4,128,419

	Malaysia – 3.4%
	Malaysia Government Bond (NR/NR)
MYR	49,620,000	0.000	(b)	05/06/16	12,692,240
	3,210,000	3.889		07/31/20	835,065
	Malaysia Government Bond (NR/A3)
	21,130,000	4.498		04/15/30	5,546,388

					19,073,693

	Mexico – 9.1%
	Mexican Udibonos (A/A3)
MXN	18,826,618	2.500		12/10/20	1,096,759
	51,508,602	4.500		12/04/25	3,363,260
	United Mexican States (NR/A3)
	32,165,200	4.750		06/14/18	1,870,446
	8,883,900	5.750		03/05/26	506,165
	United Mexican States (A/A3)
	199,375,800	8.500		12/13/18	12,628,928
	51,788,100	5.000		12/11/19	2,985,314
	112,300,900	6.500		06/10/21	6,826,996
	117,500,100	6.500		06/09/22	7,123,939
	177,979,300	10.000		12/05/24	13,224,457
	10,306,800	7.750		11/23/34	671,126
	7,762,100	7.750		11/13/42	505,850

					50,803,240

	Peru – 1.6%
	Republic of Peru (NR/NR)
PEN	2,168,000	5.200		09/12/23	606,131
	Republic of Peru (NR/A3)
	1,969,000	6.850		02/12/42	554,068
	Republic of Peru (A-/A3)
	20,403,000	5.700	(c)	08/12/24	5,812,818
	5,357,000	8.200		08/12/26	1,758,766
	50,000	6.950		08/12/31	14,829

					8,746,612

	Philippines – 0.4%
	Republic of Philippines (BBB/Baa2)
PHP	41,000,000	3.900		11/26/22	869,877
	67,000,000	6.250		01/14/36	1,611,521

					2,481,398

	Poland – 11.4%
	Poland Government Bond (A-/NR)
PLN	24,510,000	1.500		04/25/20	6,468,822
	88,770,000	2.000		04/25/21	23,594,044
	Poland Government Bond (A-/A2)
	103,010,000	5.750		09/23/22	33,227,572
	2,420,000	4.000		10/25/23	713,871

					64,004,309

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Romania – 2.6%
	Republic of Romania (NR/NR)
RON	51,060,000	5.900%		07/26/17	$13,840,029
	2,510,000	4.750		06/24/19	697,201

					14,537,230

	Russia – 8.4%
	Russian Federation Bond (NR/NR)
RUB	374,070,000	8.500		09/17/31	5,332,022
	Russian Federation Bond (BBB-/Ba1)
	1,125,000,000	7.850		03/10/18	16,347,455
	565,740,000	7.500		02/27/19	8,073,952
	115,870,000	6.700		05/15/19	1,612,487
	355,410,000	7.600		07/20/22	4,935,483
	422,140,000	7.000		01/25/23	5,675,281
	267,980,000	7.000		08/16/23	3,579,169
	109,180,000	8.150		02/03/27	1,541,228
	20,000	7.050		01/19/28	259

					47,097,336

	South Africa – 3.8%
	Republic of South Africa (NR/Baa2)
ZAR	24,420,000	8.000		01/31/30	1,462,239
	97,000,000	8.250		03/31/32	5,821,268
	91,480,000	8.500		01/31/37	5,478,307
	76,350,000	8.750		01/31/44	4,606,574
	48,210,000	8.750		02/28/48	2,902,846
	Republic of South Africa (BBB+/Baa2)
	13,540,000	10.500		12/21/26	1,002,285

					21,273,519

	Thailand – 4.6%
	Thailand Government Bond (NR/Baa1)
THB	152,395,000	3.580		12/17/27	5,092,538
	196,419,813	1.250		03/12/28	5,318,343
	69,580,000	3.775		06/25/32	2,387,613
	Thailand Government Bond (A-/Baa1)
	453,411,413	1.200		07/14/21	12,744,817

					25,543,311

	Turkey – 4.6%
	Republic of Turkey (NR/NR)
TRY	50,860,000	8.500		07/10/19	17,462,932
	Turkey Government Bond (NR/NR)
	24,550,000	7.400		02/05/20	8,085,173

					25,548,105

	Venezuela – 0.6%
	Republic of Venezuela (CCC/Caa3)
	$2,960,000	7.750		10/13/19	1,110,000
	1,120,000	6.000		12/09/20	375,200
	1,030,000	9.000		05/07/23	360,500
	2,302,000	8.250		10/13/24	782,680

	Sovereign Debt Obligations – (continued)
	Venezuela – (continued)
	Republic of Venezuela (CCC/Caa3) (continued)
	$1,589,000	9.250%		05/07/28	$560,123
	1,210,000	11.950		08/05/31	477,950

					3,666,453

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $538,034,437)				$423,422,683

	Corporate Obligations – 3.2%
	Australia – 0.3%
	Toyota Finance Australia Ltd. (NR/NR)
MXN	27,460,000	3.760%		07/20/17	$1,536,615

	Hong Kong – 0.4%
	China Unicom Ltd. (NR/NR)
CNH	14,190,000	4.000		04/16/17	2,183,023

	Mexico – 0.8%
	America Movil SAB de CV (A-/A2)
MXN	83,550,000	6.000		06/09/19	4,772,058

	South Africa – 1.4%
	Transnet Ltd. (BBB+/Baa2)
ZAR	136,000,000	10.000		03/30/29	8,122,462

	Venezuela – 0.3%
	Petroleos de Venezuela SA (CCC/NR)
	$1,100,000	9.000		11/17/21	407,000
	160,000	6.000		05/16/24	49,680
	1,900,000	6.000		11/15/26	586,150
	1,070,000	5.375		04/12/27	338,280
	200,000	5.500		04/12/37	63,500

					1,444,610

	TOTAL CORPORATE OBLIGATIONS
	(Cost $26,248,156)				$18,058,768

	Structured Notes – 12.6%
	Brazil – 0.4%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
BRL	845,000	0.000	%(a)	01/05/17	$228,950
	8,949,563	6.000		08/15/40	2,340,539

					2,569,489

	Colombia – 3.7%
	Republic of Columbia (Issuer Citigroup Funding, Inc.) (NR/NR)
COP	12,492,000,000	11.000		07/27/20	4,670,798
	4,226,000,000	11.000		07/25/24	1,577,720
	40,167,000,000	11.250	(c)	10/25/18	14,583,497

					20,832,015

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Structured Notes – (continued)
	Indonesia – 8.5%
	Republic of Indonesia (Issuer Deutsche Bank AG (London)) (NR/NR)
IDR	42,400,000,000	7.875%		04/17/19	$3,216,085
	68,100,000,000	8.375		03/19/24	5,315,498
	35,400,000,000	7.000	(c)	05/17/27	2,465,119
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)(c)
	10,397,000,000	8.375		09/17/26	818,587
	66,250,000,000	7.000		05/17/27	4,613,393
	22,718,000,000	9.000		03/19/29	1,813,225
	221,071,000,000	6.625		05/17/33	14,087,858
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)(c)
	190,066,000,000	9.000		03/19/29	15,170,019

					47,499,784

	TOTAL STRUCTURED NOTES
	(Cost $103,267,377)				$70,901,288

	Municipal Debt Obligations – 0.7%
	Puerto Rico – 0.7%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CCC-/Caa3)
	$215,000	6.000%		07/01/38	$144,587
	415,000	6.000		07/01/44	278,050
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CCC-/Caa3)
	85,000	5.750		07/01/37	56,525
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A (CC/Caa3)
	120,000	5.750		07/01/41	71,700
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (CC/Caa3)
	70,000	5.500		07/01/32	41,650
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (CC/Caa3)
	45,000	5.875		07/01/36	26,944
	170,000	5.750		07/01/38	101,575
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C (CC/Caa3)
	705,000	6.000		07/01/39	422,119
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A (CC/Caa3)
	45,000	6.000		07/01/34	26,944
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E (CC/Caa3)
	40,000	5.625		07/01/32	23,850
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (CC/Caa3)
	20,000	5.500		07/01/26	12,025
	130,000	5.750		07/01/28	78,325
	265,000	5.000		07/01/41	157,012
	Puerto Rico Commonwealth GO Bonds Series 2007 A (CC/Caa3)
	285,000	5.250		07/01/37	169,219

	Municipal Debt Obligations – (continued)
	Puerto Rico – (continued)
	Puerto Rico Commonwealth GO Bonds Series 2014 A (CC/Caa3)
	$405,000	8.000%		07/01/35	$278,437
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A (CC/Caa3)
	80,000	5.125		07/01/31	47,500
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A (CC/Caa3)
	20,000	5.000		07/01/34	11,850
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A (CC/Caa3)
	30,000	5.250		07/01/27	18,000
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A (CC/Ca)(b)
	85,000	0.000		08/01/35	8,909
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C (CC/Ca)(b)
	215,000	0.000		08/01/37	20,287
	175,000	0.000		08/01/38	15,468
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (CC/Ca)
	90,000	5.250		08/01/27	36,900
	690,000	0.000	(d)	08/01/32	267,396
	215,000	5.750		08/01/37	89,762
	60,000	6.375		08/01/39	25,575
	15,000	6.500		08/01/44	6,413
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)
	475,000	0.000	(d)	08/01/33	126,065
	840,000	5.500		08/01/37	346,500
	540,000	5.375		08/01/39	221,400
	165,000	5.500		08/01/42	68,063
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (CC/Ca)
	240,000	5.375		08/01/38	98,400
	670,000	5.250		08/01/41	273,025
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (CC/Ca)
	485,000	5.000		08/01/43	195,212
	175,000	5.250		08/01/43	71,313
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (CC/Ca)
	415,000	5.500		08/01/28	172,225

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $5,937,407)				$4,009,225

	U.S. Treasury Obligations – 1.1%
	United States Treasury Bonds
	$700,000	3.625	%(e)	08/15/43	$850,647
	500,000	2.875		08/15/45	526,165
	United States Treasury Notes
	4,600,000	1.500		03/31/23	4,585,280

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $5,893,166)				$5,962,092

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

Shares	Distribution Rate	Value
Investment Company(a)(f) – 0.4%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
2,148,011	0.250%	$2,148,011
(Cost $2,148,011)

TOTAL INVESTMENTS – 93.6%
(Cost $681,528,554)		$524,502,067

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.4%		35,639,768

NET ASSETS – 100.0%		$560,141,835

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $67,188,841, which represents approximately 12.0% of net assets as of March 31, 2016.
(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2016.
(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Represents an Affiliated Fund.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
EURO	—Euro Offered Rate
GO	—General Obligation
HIBOR	—Hong Kong Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NR	—Not Rated
MIBOR	—Mumbai Interbank Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	BRL	11,220,740	USD	3,058,000	$3,116,927	04/04/16	$58,927
	HUF	532,463,162	EUR	1,694,000	1,929,186	04/26/16	83
	PLN	14,929,343	EUR	3,464,000	3,999,478	04/26/16	54,724
	PLN	3,726,112	USD	971,955	998,290	04/20/16	26,334
	RUB	229,150,537	USD	3,073,000	3,406,784	04/04/16	333,784
	TRY	3,031,184	USD	1,042,639	1,067,579	04/26/16	24,940
Barclays Bank PLC	CNH	36,471,624	USD	5,343,022	5,599,691	09/01/16	256,669
	CNY	3,275,420	USD	495,900	505,549	05/19/16	9,649
	CNY	14,109,139	USD	2,083,760	2,166,530	08/05/16	82,770
	CNY	17,183,995	USD	2,552,584	2,636,733	08/16/16	84,149
	CNY	12,680,479	USD	1,903,633	1,945,446	08/18/16	41,813
	IDR	35,807,130,000	USD	2,629,011	2,722,562	04/07/16	93,551
	INR	128,255,933	USD	1,857,000	1,934,333	04/07/16	77,333
	INR	128,322,253	USD	1,901,000	1,932,197	04/18/16	31,197
	ZAR	11,647,204	USD	761,000	784,887	04/26/16	23,887
BNP Paribas SA	BRL	15,161,279	USD	4,197,475	4,211,542	04/04/16	14,067
	CNH	90,238,392	USD	13,246,975	13,854,800	09/01/16	607,825
	HUF	526,966,725	EUR	1,675,000	1,909,271	04/26/16	1,805
	INR	123,827,453	USD	1,855,927	1,868,540	04/04/16	12,613
	INR	127,003,190	USD	1,838,000	1,915,439	04/07/16	77,439
	MXN	1,096,022	USD	61,793	63,285	04/26/16	1,492
	MYR	7,769,866	USD	1,881,000	1,993,219	04/01/16	112,219
	MYR	9,307,559	USD	2,330,327	2,400,570	04/25/16	70,243
	RUB	93,669,609	USD	1,362,705	1,389,767	04/11/16	27,062
	TWD	246,255,540	USD	7,604,000	7,661,032	04/21/16	57,032
	USD	820,794	KRW	938,135,046	818,404	04/25/16	2,390
Citibank NA (London)	AED	47,937,376	USD	13,026,461	13,038,543	08/11/16	12,082
	BRL	3,521,725	USD	958,971	978,274	04/04/16	19,303
	CNH	138,250,641	USD	20,270,330	21,226,386	09/01/16	956,056
	COP	4,048,837,808	USD	1,262,008	1,349,292	04/04/16	87,284
	IDR	21,598,749,291	USD	1,623,000	1,637,903	05/02/16	14,903
	INR	132,551,610	USD	1,997,162	1,999,119	04/07/16	1,958
	MYR	14,980,317	USD	3,585,000	3,842,930	04/01/16	257,930
	RUB	79,302,405	USD	1,066,000	1,178,990	04/04/16	112,990
	RUB	2,024,558	USD	26,733	30,064	04/08/16	3,331
	RUB	875,004,909	USD	11,813,057	12,948,648	04/20/16	1,135,592
	RUB	265,728,916	USD	3,906,198	3,925,559	04/26/16	19,360
	TRY	15,934,030	USD	5,443,634	5,611,944	04/26/16	168,310
	USD	1,006,151	MXN	17,330,283	1,000,662	04/26/16	5,490
	ZAR	11,824,494	USD	761,000	796,835	04/26/16	35,835
Credit Suisse International (London)	COP	2,334,336,900	USD	717,000	777,927	04/04/16	60,927
	COP	18,287,168,000	USD	5,344,000	6,091,133	04/22/16	747,133
	COP	2,459,442,440	USD	812,000	818,717	05/02/16	6,717
	COP	8,747,915,708	USD	2,870,993	2,906,658	05/13/16	35,665
	RUB	76,430,231	USD	1,087,000	1,133,005	04/14/16	46,005
	RUB	424,255,051	USD	6,005,180	6,281,910	04/18/16	276,730
Deutsche Bank AG (London)	CNH	18,064,143	USD	2,654,000	2,773,488	09/01/16	119,488
	CNY	19,659,531	USD	2,909,995	3,020,860	07/26/16	110,865

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Deutsche Bank AG (London) (continued)	CNY	14,942,410	USD	2,211,234	$2,294,948	08/02/16	$83,715
	CNY	7,345,901	USD	1,085,548	1,128,153	08/03/16	42,605
	HUF	13,284,594,876	USD	47,025,115	48,131,877	04/26/16	1,106,762
	IDR	10,712,791,830	USD	806,000	814,537	04/07/16	8,537
	IDR	25,225,984,850	USD	1,901,000	1,915,909	04/18/16	14,909
	MXN	355,018,395	USD	19,867,838	20,498,987	04/26/16	631,149
	MYR	68,226,176	USD	16,664,918	17,593,115	04/08/16	928,196
	THB	892,370,000	USD	24,919,576	25,340,262	05/12/16	420,687
	USD	6,683,851	THB	232,598,000	6,607,649	04/26/16	76,202
HSBC Bank PLC	CNH	39,315,462	USD	5,836,000	6,036,320	09/01/16	200,320
	CNY	16,393,648	USD	2,434,459	2,535,987	04/14/16	101,527
	CNY	33,132,380	USD	4,868,918	5,095,210	07/14/16	226,292
	CNY	28,087,396	USD	4,156,939	4,319,084	07/15/16	162,145
	CNY	16,506,966	USD	2,433,400	2,537,297	07/21/16	103,898
	CNY	20,806,069	USD	3,078,504	3,195,525	08/02/16	117,021
	COP	11,308,210,000	USD	3,401,989	3,766,565	04/22/16	364,576
	IDR	221,944,613,744	USD	15,569,598	16,838,001	04/29/16	1,268,403
	KRW	8,465,546,474	USD	6,996,898	7,388,454	04/08/16	391,557
	KRW	2,613,728,580	USD	2,100,055	2,280,148	04/25/16	180,093
	MYR	28,805,750	USD	6,848,402	7,429,557	04/26/16	581,155
	MYR	40,629,378	USD	9,774,957	10,479,213	05/04/16	704,256
	MYR	513,079	USD	118,085	132,332	05/06/16	14,247
	TRY	11,053,745	USD	3,780,000	3,893,115	04/26/16	113,115
	TWD	62,563,212	USD	1,917,000	1,946,268	04/18/16	29,268
	TWD	122,092,354	USD	3,788,000	3,798,561	04/26/16	10,561
JPMorgan Chase Bank (London)	USD	2,359,000	CNH	15,222,037	2,337,124	09/01/16	21,876
	BRL	4,065,496	USD	1,082,000	1,129,325	04/04/16	47,325
	IDR	27,350,367,000	USD	2,041,072	2,072,267	04/04/16	31,194
	INR	129,511,331	USD	1,937,487	1,954,309	04/04/16	16,821
	MXN	129,485,027	USD	7,376,000	7,476,547	04/26/16	100,547
	MXN	2,343,288	USD	123,460	135,099	05/12/16	11,639
	MYR	7,773,379	USD	1,901,000	2,004,762	04/20/16	103,762
	MYR	7,764,406	USD	1,901,000	2,002,472	04/21/16	101,472
	PLN	51,248,000	USD	12,956,072	13,729,021	04/26/16	772,949
	RUB	90,183,085	USD	1,221,612	1,340,753	04/04/16	119,141
	USD	1,929,000	RUB	130,400,400	1,924,715	04/29/16	4,285
Merrill Lynch International Bank Ltd.	TRY	26,076,000	USD	8,752,318	9,065,703	06/15/16	313,385
Morgan Stanley & Co. International PLC	BRL	58,615,913	USD	15,380,785	16,282,488	04/04/16	901,703
	CNH	10,171,313	USD	1,491,548	1,561,658	09/01/16	70,110
	IDR	8,697,616,629	USD	653,416	659,568	05/02/16	6,153
	MXN	34,129,100	USD	1,901,000	1,970,636	04/26/16	69,636
	MYR	7,185,204	USD	1,740,803	1,852,810	04/08/16	112,007
	MYR	38,973,282	USD	9,955,624	10,051,249	04/20/16	95,625
	MYR	28,805,750	USD	6,862,106	7,429,732	04/28/16	567,626
	PEN	1,695,536	USD	493,893	509,592	04/22/16	15,699
	RUB	39,230,970	USD	540,000	582,066	04/11/16	42,066
	RUB	210,474,525	USD	3,075,000	3,113,782	04/21/16	38,782
	RUB	129,206,597	USD	1,894,000	1,907,094	04/29/16	13,094
	USD	5,181,000	BRL	18,584,542	5,121,755	05/03/16	59,245

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	USD	510,589	MXN	8,832,685	$510,005	04/26/16	$584
	ZAR	39,972,205	USD	2,563,821	2,693,666	04/26/16	129,845
Royal Bank of Canada	BRL	12,346,939	USD	3,073,000	3,429,767	04/04/16	356,767
	MXN	74,774,000	USD	4,252,389	4,298,171	06/15/16	45,783
	USD	1,926,000	BRL	6,921,678	1,922,723	04/04/16	3,277
	USD	1,653,000	MXN	28,398,590	1,639,753	04/26/16	13,247
Royal Bank of Scotland PLC	CLP	1,483,969,000	USD	2,113,163	2,210,918	04/22/16	97,754
	COP	2,364,741,000	USD	720,000	788,060	04/04/16	68,060
	COP	2,871,071,470	USD	902,880	956,630	04/11/16	53,750
	COP	1,735,146,726	USD	543,000	578,072	04/15/16	35,072
	TRY	19,459,640	USD	6,705,772	6,853,660	04/26/16	147,887
	USD	2,227,000	MXN	38,547,321	2,225,747	04/26/16	1,253
Standard Chartered Bank	CNH	36,467,645	USD	5,343,000	5,599,080	09/01/16	256,080
	CNY	33,675,140	USD	4,942,777	5,176,229	07/21/16	233,452
	CNY	33,492,074	USD	4,950,238	5,147,742	07/22/16	197,504
	INR	304,943,401	USD	4,411,797	4,599,101	04/07/16	187,304
	INR	128,002,885	USD	1,901,000	1,927,388	04/18/16	26,388
	MYR	11,059,133	USD	2,705,000	2,851,859	04/11/16	146,859
	TRY	13,628,676	USD	4,671,087	4,800,002	04/26/16	128,915
	USD	13,231,000	CNH	85,578,979	13,139,415	09/01/16	91,585
	USD	1,158,000	ZAR	17,124,805	1,154,015	04/26/16	3,985
	ZAR	54,712,661	USD	3,540,525	3,687,003	04/26/16	146,478
State Street Bank (London)	MXN	33,814,988	USD	1,901,000	1,952,499	04/26/16	51,499
	ZAR	346,668,779	USD	22,226,632	23,361,483	04/26/16	1,134,851
UBS AG (London)	BRL	17,297,309	USD	4,523,000	4,804,893	04/04/16	281,893
	KRW	2,807,571,600	USD	2,337,072	2,448,991	04/29/16	111,919
	PLN	7,490,187	EUR	1,737,000	2,006,575	04/26/16	28,504
	ZAR	10,870,492	USD	691,188	725,133	06/15/16	33,945
Westpac Banking Corp.	CNH	18,300,482	USD	2,663,000	2,809,774	09/01/16	146,774
	IDR	27,350,367,000	USD	2,060,291	2,077,256	04/18/16	16,964
	USD	4,939,856	IDR	64,796,088,000	4,921,252	04/18/16	18,605

TOTAL							$22,132,072

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	EUR	2,447,000	PLN	10,434,008	$2,786,609	04/26/16	$(8,597)
	HUF	547,491,301	EUR	1,762,510	1,983,635	04/26/16	(23,487)
	USD	1,793,000	CNH	11,867,975	1,829,699	06/15/16	(36,699)
	USD	1,865,000	INR	126,372,400	1,906,943	04/04/16	(41,943)
Barclays Bank PLC	USD	495,900	CNH	3,275,420	505,675	05/19/16	(9,775)
	USD	2,083,760	CNH	14,100,804	2,168,020	08/05/16	(84,260)
	USD	2,552,584	CNH	17,173,785	2,638,983	08/16/16	(86,399)
	USD	1,903,633	CNH	12,670,961	1,946,861	08/18/16	(43,228)
	USD	19,324,722	CNH	129,388,048	19,865,664	09/01/16	(540,942)
	USD	1,912,031	TWD	62,676,372	1,949,788	04/18/16	(37,758)
	USD	2,104,333	TWD	69,356,713	2,157,839	04/26/16	(53,506)

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
BNP Paribas SA	EUR	1,724,000	PLN	7,396,529	$1,963,267	04/26/16	$(18,217)
	HUF	29,278,779	EUR	93,481	106,081	04/26/16	(374)
	KRW	938,135,046	USD	821,197	818,774	04/08/16	(2,423)
	USD	30,889,965	AED	113,645,015	30,910,441	08/11/16	(20,475)
	USD	36,321,138	AED	133,692,499	36,361,399	08/15/16	(40,261)
	USD	4,135,308	BRL	15,161,279	4,144,087	06/02/16	(8,779)
	USD	1,865,000	INR	126,966,384	1,915,906	04/04/16	(50,906)
	USD	1,850,657	INR	123,827,453	1,864,517	04/18/16	(13,860)
	USD	5,007,805	KRW	5,846,562,105	5,099,980	04/28/16	(92,176)
	USD	2,329,802	MYR	9,307,559	2,387,686	04/01/16	(57,884)
Citibank NA (London)	IDR	24,927,641,910	USD	1,901,000	1,894,013	04/14/16	(6,987)
	USD	958,971	BRL	3,481,304	967,046	04/04/16	(8,075)
	USD	3,842,574	CNH	25,127,744	3,858,002	09/01/16	(15,428)
	USD	9,706,323	COP	32,715,160,038	10,894,816	04/28/16	(1,188,494)
	USD	2,484,000	EUR	2,256,182	2,569,308	04/26/16	(85,308)
	USD	2,787,200	IDR	37,822,305,201	2,875,784	04/07/16	(88,583)
	USD	6,251,185	IDR	83,028,244,000	6,305,981	04/18/16	(54,795)
	USD	1,993,557	INR	132,551,610	1,995,880	04/18/16	(2,323)
	USD	1,893,000	KRW	2,281,822,200	1,991,500	04/08/16	(98,500)
	USD	1,894,000	KRW	2,290,859,290	1,999,228	04/11/16	(105,228)
	USD	2,505,572	KRW	3,079,798,710	2,686,735	04/25/16	(181,163)
	USD	1,904,000	MYR	7,681,402	1,981,228	04/28/16	(77,228)
	USD	5,400,000	PLN	21,235,500	5,688,859	04/26/16	(288,859)
	USD	3,929,157	RUB	265,728,916	3,950,596	04/04/16	(21,438)
	USD	3,486,218	RUB	247,293,152	3,669,065	04/11/16	(182,847)
	USD	13,096,174	SGD	18,119,212	13,441,513	04/26/16	(345,339)
	USD	2,571,006	TWD	85,434,544	2,657,625	04/14/16	(86,618)
	USD	8,647,164	TWD	283,972,864	8,834,182	04/19/16	(187,018)
	USD	380,000	ZAR	5,770,292	388,851	04/26/16	(8,851)
Credit Suisse International (London)	USD	1,851,091	CLP	1,336,488,000	1,991,191	04/22/16	(140,099)
	USD	2,887,101	COP	8,747,915,708	2,915,279	04/04/16	(28,178)
	USD	742,000	RUB	51,000,628	755,162	04/18/16	(13,162)
	USD	1,158,000	RUB	78,906,352	1,167,012	04/22/16	(9,012)
	USD	1,683,254	RUB	133,176,044	1,959,211	05/12/16	(275,957)
Deutsche Bank AG (London)	IDR	43,715,694,660	USD	3,333,000	3,322,542	04/11/16	(10,458)
	IDR	24,291,160,960	USD	1,856,000	1,844,352	04/21/16	(11,648)
	MXN	32,628,412	USD	1,894,000	1,883,985	04/26/16	(10,015)
	USD	2,909,995	CNH	19,648,586	3,022,575	07/26/16	(112,580)
	USD	2,211,234	CNH	14,932,460	2,296,248	08/02/16	(85,014)
	USD	1,085,548	CNH	7,341,558	1,128,894	08/03/16	(43,346)
	USD	16,870,644	CNH	112,719,788	17,306,493	09/01/16	(435,849)
	USD	3,689,907	IDR	50,551,720,800	3,836,690	04/25/16	(146,783)
	USD	3,698,000	KRW	4,306,868,304	3,757,198	04/25/16	(59,198)
	USD	8,834,549	MYR	36,438,097	9,396,095	04/08/16	(561,546)
HSBC Bank PLC	USD	1,856,000	BRL	6,754,467	1,876,274	04/04/16	(20,274)
	USD	2,434,459	CNH	16,408,255	2,537,042	04/14/16	(102,583)
	USD	4,868,918	CNH	33,128,120	5,099,345	07/14/16	(230,426)
	USD	4,156,939	CNH	28,078,875	4,321,899	07/15/16	(164,960)
	USD	2,433,400	CNH	16,503,316	2,539,395	07/21/16	(105,995)
	USD	3,078,504	CNH	20,795,787	3,197,884	08/02/16	(119,380)
	USD	19,054,042	CNH	127,695,262	19,605,761	09/01/16	(551,719)

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
HSBC Bank PLC (continued)	USD	12,351,393	CZK	304,801,496	$12,828,843	04/20/16	$(477,450)
	USD	3,808,000	HKD	29,543,644	3,809,198	04/26/16	(1,198)
	USD	3,722,318	INR	256,951,623	3,875,298	04/07/16	(152,980)
	USD	1,130,072	MYR	4,754,778	1,219,752	04/01/16	(89,680)
	USD	1,904,000	SGD	2,610,582	1,936,628	04/26/16	(32,628)
	USD	3,222,196	TWD	106,155,252	3,302,410	04/19/16	(80,214)
JPMorgan Chase Bank (London)	USD	7,552,000	CNH	49,652,708	7,623,455	09/01/16	(71,455)
	IDR	17,068,104,720	USD	1,298,943	1,295,406	04/25/16	(3,536)
	USD	1,716,403	CNH	11,221,500	1,734,297	04/26/16	(17,894)
	USD	2,052,000	CNH	13,761,410	2,112,865	09/01/16	(60,865)
	USD	4,007,222	IDR	53,352,153,643	4,054,946	04/11/16	(47,724)
	USD	2,175,319	IDR	29,205,589,382	2,215,705	04/29/16	(40,386)
	USD	1,893,000	KRW	2,284,585,980	1,993,913	04/08/16	(100,913)
	USD	4,061,000	MXN	72,373,802	4,178,910	04/26/16	(117,910)
	USD	1,928,000	MYR	7,731,473	1,994,072	04/25/16	(66,072)
	USD	710,099	PLN	2,701,373	723,328	06/15/16	(13,229)
	USD	9,584,899	RON	38,515,000	9,811,093	04/26/16	(226,194)
	USD	7,576,716	RUB	529,119,960	7,825,598	04/22/16	(248,882)
	USD	2,769,162	TWD	92,379,245	2,873,577	04/12/16	(104,415)
Merrill Lynch International Bank Ltd.	USD	1,343,750	ZAR	21,819,539	1,455,507	06/15/16	(111,757)
Morgan Stanley & Co. International PLC	IDR	18,550,614,205	USD	1,411,015	1,406,753	05/02/16	(4,262)
	USD	21,856,658	BRL	84,076,354	23,354,960	04/04/16	(1,498,301)
	USD	32,957,059	COP	109,911,793,000	36,609,677	04/22/16	(3,652,618)
	USD	654,695	IDR	8,697,616,629	661,315	04/07/16	(6,621)
	USD	1,901,000	KRW	2,264,091,000	1,975,658	04/15/16	(74,658)
	USD	1,653,000	KRW	1,916,653,500	1,672,038	04/25/16	(19,038)
	USD	495,408	MXN	8,729,840	501,810	06/15/16	(6,402)
	USD	2,071,000	MYR	8,687,845	2,228,710	04/01/16	(157,710)
	USD	9,954,861	MYR	38,973,282	10,049,829	04/08/16	(94,968)
	USD	4,523,762	MYR	18,332,832	4,728,056	04/20/16	(204,293)
	USD	605,256	PHP	29,348,875	637,694	04/27/16	(32,437)
	USD	1,793,000	RUB	132,907,111	1,975,932	04/04/16	(182,932)
	USD	771,000	RUB	52,390,684	774,850	04/22/16	(3,850)
	USD	1,512,463	RUB	121,719,470	1,790,669	05/12/16	(278,206)
	USD	1,894,000	TWD	62,039,485	1,929,793	04/11/16	(35,793)
	ZAR	13,742,382	USD	929,088	926,078	04/26/16	(3,010)
Royal Bank of Canada	USD	3,788,000	BRL	13,686,309	3,801,820	04/04/16	(13,820)
	USD	22,653,698	EUR	20,374,504	23,202,196	04/26/16	(548,498)
Royal Bank of Scotland PLC	COP	2,309,648,436	USD	769,000	768,592	05/04/16	(408)
	EUR	1,726,000	PLN	7,359,740	1,965,544	04/26/16	(6,085)
	MXN	33,352,371	USD	1,929,000	1,925,787	04/26/16	(3,213)
	USD	3,754,000	MXN	65,429,339	3,777,932	04/26/16	(23,932)
	USD	5,877,312	TRY	17,388,063	6,124,053	04/26/16	(246,741)
Standard Chartered Bank	USD	4,942,777	CNH	33,675,140	5,181,654	07/21/16	(238,877)
	USD	4,950,238	CNH	33,472,273	5,150,170	07/22/16	(199,932)
	USD	3,795,000	CNH	25,280,393	3,881,439	09/01/16	(86,439)
	USD	1,363,923	TRY	3,930,252	1,384,229	04/26/16	(20,306)
	USD	2,097,000	ZAR	31,747,548	2,139,419	04/26/16	(42,419)
UBS AG (London)	EUR	1,705,000	PLN	7,293,811	1,941,630	04/26/16	(12,337)
	USD	1,881,000	BRL	7,309,288	2,030,394	04/04/16	(149,394)
	USD	4,169,704	KRW	4,837,273,340	4,221,815	04/08/16	(52,112)

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Westpac Banking Corp.	USD	10,134,000	CNH	67,265,695	$10,327,675	09/01/16	$(193,675)
	USD	2,059,516	IDR	27,350,367,000	2,072,267	04/04/16	(12,751)
	USD	3,404,349	IDR	46,037,007,353	3,496,503	04/18/16	(92,154)
	USD	6,338,715	INR	435,802,512	6,572,695	04/07/16	(233,979)
	USD	979,707	MYR	4,059,711	1,046,893	04/11/16	(67,185)
	USD	4,239,645	MYR	17,670,840	4,557,328	04/20/16	(317,682)
	USD	1,921,520	TWD	62,939,403	1,957,865	04/14/16	(36,344)
TOTAL							$(18,461,977)

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	56	June 2016	$9,661,750	$(75,513)
10 Year German Euro-Bund	2	June 2016	371,684	1,749
2 Year U.S. Treasury Notes	(54)	June 2016	(11,812,500)	(29,935)
5 Year U.S. Treasury Notes	(94)	June 2016	(11,389,422)	(93,972)
10 Year U.S. Treasury Notes	(7)	June 2016	(912,734)	(9,372)
20 Year U.S. Treasury Bonds	(165)	June 2016	(27,132,188)	152,277
TOTAL				$(54,766)

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	COP	20,906,520		12/11/16	Colombia IBR Overnight Interbank	4.340%	$—	$112,836
	KRW	7,833,870		11/04/17	2.060%	3 month KWCDC	—	72,918
	INR	443,200	(a)	09/21/21	12 month MIBOR	6.420	—	48,501
Barclays Bank PLC	KRW	14,556,500		11/07/17	2.034	3 month KWCDC	—	129,449
		24,854,460	(a)	09/18/22	3 month KWCDC	3.300	—	(1,893,164)
		26,791,540	(a)	12/05/22	3 month KWCDC	3.275	—	(1,996,844)
	MXN	309,200	(a)	06/29/27	8.010	Mexico Interbank TIIE 28 Days	—	425,759
Citibank NA	COP	20,669,680		12/11/16	Colombia IBR Overnight Interbank	4.330	—	112,073
	BRL	19,380		01/02/17	15.740	1 month Brazilian Interbank Deposit Average	—	82,991
		35,190		01/02/17	11.500	1 month Brazilian Interbank Deposit Average	—	(332,679)

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA (continued)	BRL	54,230		01/02/17	15.238%	1 month Brazilian Interbank Deposit Average	$—	$171,127
	KRW	25,075,360		07/29/17	1.625	3 month KWCDC	—	51,577
	BRL	17,340		01/02/18	14.460	1 month Brazilian Interbank Deposit Average	—	53,813
	ZAR	162,000		05/30/20	6.623	3 month JIBAR	—	(598,309)
	THB	650,000		12/17/20	2.080	6 month Thai reuters	—	324,332
		141,790		02/04/21	1.903	6 month Thai Reuters	—	31,977
	INR	258,920	(a)	09/21/21	6 month MIBOR	6.420%	(6,603)	34,937
	KRW	20,189,970		07/11/24	2.940	3 month KWCDC	—	2,037,532
		4,797,960	(a)	03/13/28	3 month KWCDC	3.165	—	(272,103)
Credit Suisse International (London)	BRL	45,140		01/02/17	12.580	1 month Brazilian Interbank Deposit Average	—	(198,885)
		17,400		01/02/18	11.960	1 month Brazilian Interbank Deposit Average	—	(180,018)
		23,240		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	—	(364,395)
	COP	20,678,330		04/15/19	3 month COP	5.110	—	237,397
		3,635,890		05/02/24	Colombia IBR Overnight Interbank	6.055	—	62,000
Deutsche Bank AG	KRW	11,710,120		03/03/17	2.850	3 month KWCDC	—	139,310
		7,077,400		10/28/17	2.173	3 month KWCDC	—	77,527
	BRL	9,840		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	—	(152,032)
		31,520		01/02/18	11.450	1 month Brazilian Interbank Deposit Average	—	(414,512)
	ZAR	168,500		06/07/18	7.100	3 month JIBAR	—	(164,182)
	BRL	6,480		01/02/19	14.357	1 month Brazilian Interbank Deposit Average	—	17,900
		11,730		01/04/21	14.080	1 month Brazilian Interbank Deposit Average	—	24,784
	ZAR	7,820		05/23/21	6.550	3 month JIBAR	—	(38,988)
	BRL	5,870		01/02/23	14.250	1 month Brazilian Interbank Deposit Average	—	17,597
	KRW	17,289,860		08/23/23	3.620	3 month KWCDC	—	2,326,390
	BRL	22,680		01/02/25	1 month Brazilian Interbank Deposit Average	12.340	—	434,265

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc.		295,000		01/02/17	1 month Brazilian Interbank Deposit Average	14.430%	$—	$(305,297)
	COP	10,159,090		04/22/19	3 month COP	5.190	—	110,374
	INR	101,210		09/21/21	6 month MIBOR	6.420	(2,758)	—
	ZAR	125,000		12/20/21	7.760%	3 month JIBAR	(1,190)	(236,962)
Morgan Stanley & Co. International PLC	COP	12,522,350		02/08/17	Colombia IBR Overnight Interbank	6.390	—	(1,533)
		9,927,740		03/31/17	Colombia IBR Overnight Interbank	6.570	—	(5,648)
		9,927,740	(a)	04/03/17	Colombia IBR Overnight Interbank	6.550	—	(66)
	BRL	20,490		01/02/19	14.080	1 month Brazilian Interbank Deposit Average	—	28,023
	KRW	9,834,960		02/03/19	1.461	3 month KWCDC	—	7,864
	COP	35,960,090		12/07/16	1 month LIBOR	6.080	—	38,288
	KRW	5,518,900		10/13/17	2.250	3 month KWCDC	—	66,093
	MXN	135,000		06/17/21	5.630	Mexico Interbank TIIE 28 Days	—	101,502
	COP	3,635,890		05/02/24	6.055	Columbia IBR Overnight Interbank	(5,559)	(56,441)
	KRW	19,502,470	(a)	03/03/28	3 month KWCDC	3.135	—	(1,082,730)
	INR	103,340	(a)	09/21/21	6 month MIBOR	6.420	$(965)	$12,273
TOTAL							$(17,075)	$(903,379)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$13,050		09/21/16	3 month LIBOR	0.592%	$19	$5,596
ZAR	135,580		09/08/19	7.310%	3 month JIBAR	(251)	(206,390)
HKD	43,340	(a)	09/21/21	3 month HIBOR	1.500	26,312	(39,867)
MXN	92,020	(a)	09/06/23	5.250	Mexico Interbank TIIE 28 Days	(247,858)	39,928
	54,290		11/20/24	Mexico Interbank TIIE 28 Days	5.955	25	(6,079)
ZAR	52,850		12/18/24	3 month JIBAR	7.890	30	162,315
MXN	20,280		01/24/25	Mexico Interbank TIIE 28 Days	5.660	16	24,208
EUR	650	(a)	06/15/26	6 month EURO	1.000	(30,167)	(1,541)
	TOTAL					$(251,874)	$(21,830)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 4.250%, 10/28/17	$1,160	(1.000)%	06/20/19	0.965%	$(4,701)	$(3,331)
	People’s Republic of China 7.500%, 10/28/27	2,320	(1.000)	12/20/20	1.128	24,651	(11,903)
Barclays Bank PLC	People’s Republic of China 4.250%, 10/28/17	3,170	(1.000)	03/20/19	0.904	(7,206)	(16,820)
Citibank NA		22,180	(1.000)	03/20/19	0.724	(75,330)	(92,776)
		44,310	(1.000)	06/20/19	0.781	(170,977)	(135,836)
	People’s Republic of China 7.500%, 10/28/27	4,470	(1.000)	12/20/20	1.128	49,468	(24,904)
Deutsche Bank AG		610	(1.000)	12/20/20	1.128	5,292	(1,940)
JPMorgan Securities, Inc.	People’s Republic of China 4.250%, 10/28/17	1,630	(1.000)	06/20/19	0.965	(7,094)	(4,193)
	People’s Republic of China 7.500%, 10/28/27	7,040	(1.000)	12/20/20	1.128	16,383	22,303
TOTAL						$(169,514)	$(269,400)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Termination Date(c)	Receive	Pay	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA	ZAR	26,400,000	$2,540,263	05/13/24	3 Month JIBAR	3 Month LIBOR	$1,169	$(726,807)
Deutsche Bank AG		42,202,250	4,054,984	05/23/19	3 Month JIBAR	3 Month LIBOR	8,688	(1,194,298)
	TRY	6,600,000	2,960,969	12/04/16	8.05%	3 Month LIBOR	(2,257)	(589,385)
TOTAL							$7,600	$(2,510,490)

(c)	At the termination date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

NON-DELIVERABLE BOND FORWARD CONTRACTS#

Counterparty	Notional Amount (000s)		Reference Obligation	Settlement Date	Unrealized Gain (Loss)*
Bank of America Securities LLC	COP	5,445,600	Titulos de Tesoreria 10.000%, 07/24/24	04/12/16	$30,409
Deutsche Bank AG	COP	12,956,800	Titulos de Tesoreria 7.750%, 09/18/30	04/06/16	230,937
	COP	3,772,500	Titulos de Tesoreria 10.000%, 07/24/24	04/06/16	31,778
	COP	3,267,400	Titulos de Tesoreria 7.500%, 08/26/26	04/12/16	16,111
TOTAL					$309,235

#	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.
*	There are no upfront payments on the bond forward contracts, therefore the unrealized gain (loss) of the bond forward contracts is equal to their market value.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 115.2%
Collateralized Mortgage Obligations – 6.0%
Adjustable Rate Non-Agency(a) – 0.8%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$137,792	2.964%	04/25/35	$134,981
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
815,606	2.608	07/25/35	760,191
Countrywide Alternative Loan Trust Series 2005-16, Class A1
584,131	1.967	06/25/35	496,361
Countrywide Alternative Loan Trust Series 2005-38, Class A1
165,113	1.822	09/25/35	137,876
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
244,978	0.672	01/19/36	153,445
Impac CMB Trust Series 2004-08, Class 1A
55,684	1.156	10/25/34	44,524
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
604,940	2.652	10/25/34	578,549

			2,305,927

Interest Only(b) – 0.5%
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
3,233	5.250	07/25/33	88
FHLMC REMIC Series 4273, Class PS(a)
501,150	5.664	11/15/43	86,184
FHLMC REMIC Series 4456, Class IO
495,529	4.500	10/15/44	87,515
FHLMC STRIPS Series 304, Class C45
554,729	3.000	12/15/27	51,102
FHLMC STRIPS Series 329, Class C1
1,381,906	4.000	12/15/41	229,418
FNMA REMIC Series 2010-126, Class LS(a)
975,523	4.562	11/25/40	188,875
FNMA REMIC Series 2012-146, Class IO
3,266,480	3.500	01/25/43	581,760
GNMA REMIC Series 2013-113, Class SD(a)
351,100	6.259	08/16/43	70,667
GNMA REMIC Series 2014-11, Class KI
534,404	4.500	12/20/42	63,113
GNMA REMIC Series 2015-129, Class IC
1,052,387	4.500	09/16/45	158,780
GNMA REMIC Series 2015-72, Class JI
262,727	3.500	05/20/45	31,448
GNMA REMIC Series 2015-83, Class PI
431,339	3.500	06/20/45	52,351
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
13,343	0.123	08/25/33	81
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
2,122	0.320	07/25/33	24

			1,601,406

Inverse Floaters(a) – 1.3%
FHLMC REMIC Series 4314, Class SE
639,166	5.614	03/15/44	106,874

Mortgage-Backed Obligations – (continued)
Inverse Floaters(a) – (continued)
FHLMC REMIC Series 4320, Class SD
$370,238	5.664%	07/15/39	$60,279
FNMA REMIC Series 2013-121, Class SA
748,422	5.667	12/25/43	127,660
FNMA REMIC Series 2013-96, Class SW
417,195	5.667	09/25/43	72,047
FNMA REMIC Series 2014-87, Class MS
215,880	5.817	01/25/45	37,307
FNMA REMIC Series 2015-20, Class ES
919,105	5.717	04/25/45	214,913
FNMA REMIC Series 2015-79, Class SA
889,268	5.817	11/25/45	144,133
FNMA REMIC Series 2015-81, Class SA
2,811,196	5.267	11/25/45	415,464
FNMA REMIC Series 2015-82, Class MS
724,925	5.267	11/25/45	113,861
GNMA REMIC Series 2010-1, Class SD
31,641	5.358	01/20/40	5,041
GNMA REMIC Series 2010-101, Class S
2,127,411	5.568	08/20/40	341,076
GNMA REMIC Series 2010-20, Class SE
508,960	5.818	02/20/40	84,358
GNMA REMIC Series 2010-31, Class SA
519,146	5.318	03/20/40	77,452
GNMA REMIC Series 2010-85, Class SN
80,889	5.508	07/20/40	14,523
GNMA REMIC Series 2010-98, Class QS
276,541	6.168	01/20/40	37,702
GNMA REMIC Series 2011-17, Class SA
325,537	5.668	09/20/40	46,832
GNMA REMIC Series 2011-61, Class CS
210,104	6.248	12/20/35	15,627
GNMA REMIC Series 2011-79, Class AS
71,751	5.678	07/20/37	1,508
GNMA REMIC Series 2013-134, Class DS
190,146	5.668	09/20/43	30,983
GNMA REMIC Series 2013-152, Class SJ
1,072,412	5.718	05/20/41	175,466
GNMA REMIC Series 2014-133, Class BS
661,760	5.168	09/20/44	97,767
GNMA REMIC Series 2014-41, Class SA
208,251	5.668	03/20/44	34,702
GNMA REMIC Series 2015-110, Class MS
2,957,875	5.278	08/20/45	450,704
GNMA REMIC Series 2015-111, Class SM
894,660	5.768	08/20/45	153,132
GNMA REMIC Series 2015-112, Class SB
876,407	5.308	08/20/45	134,397
GNMA REMIC Series 2015-126, Class HS
1,834,620	5.768	09/20/45	315,738
GNMA REMIC Series 2015-168, Class SD
453,104	5.768	11/20/45	74,201
GNMA REMIC Series 2015-90, Class PI
359,690	3.500	04/20/45	41,188
GNMA REMIC Series 2016-1, Class ST
961,919	5.768	01/20/46	165,546

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Inverse Floaters(a) – (continued)
GNMA REMIC Series 2016-4, Class SM
$1,195,021	5.218%	01/20/46	$181,032
GNMA REMIC Series 2016-6, Class SB
959,883	5.218	01/20/46	147,422

			3,918,935

Planned Amortization Class – 0.3%
FHLMC REMIC Series 3748
945,929	4.000	11/15/39	1,003,037

Sequential Fixed Rate – 1.8%
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
2,000,000	4.317	11/25/19	2,192,536
FHLMC REMIC Series 2042, Class N
100,553	6.500	03/15/28	113,000
FNMA REMIC Series 2000-16, Class ZG
241,260	8.500	06/25/30	285,206
FNMA REMIC Series 2011-52, Class GB
969,833	5.000	06/25/41	1,075,519
FNMA REMIC Series 2011-99, Class DB
1,027,328	5.000	10/25/41	1,135,849
FNMA REMIC Series 2012-111, Class B
170,464	7.000	10/25/42	197,125
FNMA REMIC Series 2012-153, Class B
620,392	7.000	07/25/42	731,952

			5,731,187

Sequential Floating Rate(a) – 0.8%
FHLMC REMIC Series 4103, Class BF
1,756,741	0.786	12/15/38	1,751,846
FNMA REMIC Series 2011-63, Class FG
230,884	0.883	07/25/41	230,984
New Residential Mortgage Loan Trust Series 2015-1A, Class A1(c)
619,321	3.750	05/28/52	636,162

			2,618,992

Support – 0.5%
FNMA REMIC Series 2005-59, Class KZ
1,405,450	5.500	07/25/35	1,567,377

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$18,746,861

Commercial Mortgage-Backed Securities – 7.9%
Sequential Fixed Rate – 3.4%
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
$3,835,447	5.602%	06/11/50	$4,011,974
FHLMC Multifamily Structured Pass-Through Certificates Series K027, Class A2
1,400,000	2.637	01/25/23	1,458,306
FHLMC Multifamily Structured Pass-Through Certificates Series K028, Class A2
3,450,000	3.111	02/25/23	3,693,366

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series K044, Class A2
$1,400,000	2.811%	01/25/25	$1,457,819

			10,621,465

Sequential Floating Rate(a) – 4.5%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
150,000	5.800	04/10/49	154,174
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
2,212,580	6.259	12/10/49	2,309,647
Commercial Mortgage Trust Series 2007-C9, Class A1A
2,268,237	6.006	12/10/49	2,356,054
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
700,000	3.034	10/25/20	741,762
GS Mortgage Securities Trust Series 2007-GG10, Class A4
3,518,145	5.987	08/10/45	3,623,689
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
734,847	5.866	09/15/45	774,366
ML-CFC Commercial Mortgage Trust Series 2006-2, Class A4
361,453	5.947	06/12/46	360,896
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
50,000	5.478	02/12/44	50,699
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	48,109
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A
1,086,257	5.509	11/12/49	1,106,140
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A
1,196,747	6.009	06/15/45	1,196,909
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A4(c)
1,300,000	4.869	02/15/44	1,457,896

			14,180,341

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$24,801,806

Federal Agencies – 101.3%
Adjustable Rate FHLMC(a) – 0.1%
$87,935	2.502%	04/01/33	$92,782
41,049	2.484	09/01/33	43,250
20,151	2.423	10/01/34	21,159
32,554	2.623	11/01/34	34,366
31,511	2.483	02/01/35	33,335
104,576	2.491	06/01/35	110,459

			335,351

Adjustable Rate FNMA(a) – 0.4%
4,413	1.899	07/01/22	4,477
13,976	1.905	07/01/27	14,286
13,853	1.905	11/01/27	14,156
6,132	1.905	01/01/31	6,295
7,766	1.905	06/01/32	7,980
7,913	1.899	08/01/32	8,131

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)
$36,239	1.899%	05/01/33	$37,193
13,201	1.993	06/01/33	13,585
164,730	2.494	06/01/33	173,882
9,786	2.505	07/01/33	10,312
158,080	1.894	08/01/33	161,952
484	2.750	09/01/33	514
949	2.324	12/01/33	995
88,024	2.533	12/01/33	92,152
2,932	2.624	04/01/34	3,100
251,579	2.780	08/01/34	267,371
38,613	2.545	11/01/34	40,483
54,917	2.611	02/01/35	57,917
75,164	2.595	03/01/35	78,681
44,543	2.487	04/01/35	47,260
98,857	2.579	05/01/35	104,295
9,619	1.905	11/01/35	9,843
42,619	1.905	12/01/37	43,594
30,803	1.905	01/01/38	31,498
16,039	1.905	11/01/40	16,464

			1,246,416

Adjustable Rate GNMA(a) – 0.4%
24,380	1.750	06/20/23	24,830
11,898	1.875	07/20/23	12,116
11,661	1.875	08/20/23	11,876
31,324	1.875	09/20/23	31,909
9,617	1.750	03/20/24	9,807
83,012	1.750	04/20/24	84,688
9,207	1.750	05/20/24	9,394
67,853	1.750	06/20/24	69,245
15,100	2.000	06/20/24	15,406
23,373	1.875	07/20/24	23,848
25,034	2.000	07/20/24	25,557
42,651	1.875	08/20/24	43,525
22,522	2.000	08/20/24	22,996
20,965	1.875	09/20/24	21,399
26,033	2.000	11/20/24	26,585
10,345	2.000	12/20/24	10,566
16,376	2.500	12/20/24	16,930
17,514	2.000	01/20/25	17,887
9,617	2.000	02/20/25	9,824
34,168	2.000	05/20/25	34,969
28,053	2.000	07/20/25	28,692
12,699	1.750	02/20/26	12,996
674	1.875	07/20/26	690
17,216	1.750	01/20/27	17,644
14,968	2.000	01/20/27	15,340
12,435	1.750	02/20/27	12,746
95,689	1.750	04/20/27	98,137
10,260	1.750	05/20/27	10,524
12,077	1.750	06/20/27	12,401
4,412	2.000	11/20/27	4,528
14,812	2.000	12/20/27	15,205
31,178	1.750	01/20/28	32,000
11,611	1.750	02/20/28	11,919
13,255	1.750	03/20/28	13,622

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
$53,996	1.875%	07/20/29	$55,535
30,899	1.875	08/20/29	31,820
7,111	1.875	09/20/29	7,315
28,853	2.000	10/20/29	29,681
36,989	2.000	11/20/29	38,069
7,722	2.000	12/20/29	7,941
11,168	1.750	01/20/30	11,494
5,365	1.750	02/20/30	5,523
30,185	1.750	03/20/30	31,070
32,766	1.750	04/20/30	33,744
49,584	1.750	05/20/30	51,017
37,648	2.000	05/20/30	38,793
8,167	1.750	06/20/30	8,422
75,916	2.000	07/20/30	78,218
13,457	2.000	09/20/30	13,851
25,394	2.000	10/20/30	26,165

			1,278,459

FHLMC – 12.2%
55	5.000	09/01/16	55
496	5.000	11/01/16	513
1,705	5.000	01/01/17	1,755
3,422	5.000	02/01/17	3,526
3,612	5.000	03/01/17	3,716
7,344	5.000	04/01/17	7,570
225	5.000	05/01/17	232
354	5.000	08/01/17	365
25,714	5.000	09/01/17	26,550
33,612	5.000	10/01/17	34,704
22,634	5.000	11/01/17	23,371
20,652	5.000	12/01/17	21,326
26,828	5.000	01/01/18	27,752
64,603	5.000	02/01/18	66,878
63,262	5.000	03/01/18	65,589
62,643	5.000	04/01/18	64,859
6,822	4.500	05/01/18	7,066
47,314	5.000	05/01/18	49,151
13,258	5.000	06/01/18	13,731
13,575	5.000	07/01/18	14,057
5,799	5.000	08/01/18	6,006
4,365	5.000	09/01/18	4,525
18,390	5.000	10/01/18	19,126
21,160	5.000	11/01/18	21,987
10,120	5.000	12/01/18	10,527
1,569	5.000	01/01/19	1,635
402	5.000	02/01/19	420
78,386	5.500	04/01/20	82,879
291,483	5.000	11/01/22	319,948
291,263	4.500	08/01/23	316,190
46,099	7.000	04/01/31	53,945
582,400	7.000	09/01/31	642,960
240,311	7.000	04/01/32	287,468
508,861	7.000	05/01/32	608,501
21,054	4.500	07/01/33	22,962
582,327	4.500	08/01/33	635,120
1,135,564	4.500	09/01/33	1,238,520

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$105,232	4.500%	10/01/33	$114,773
149,914	5.000	10/01/33	165,449
14,809	5.500	12/01/33	16,745
244,372	5.500	04/01/35	276,227
6,948	5.000	07/01/35	7,664
4,985	4.500	08/01/35	5,429
18,047	4.500	09/01/35	19,661
7,451	4.500	10/01/35	8,116
159,059	5.000	12/01/35	177,357
107,592	5.500	01/01/36	121,651
308	5.500	02/01/36	348
2,235	5.000	02/01/37	2,493
47,234	6.000	08/01/37	53,712
50,180	6.000	09/01/37	57,061
19,151	6.000	10/01/37	21,776
139,648	6.000	11/01/37	158,787
147,114	6.000	12/01/37	167,275
65,925	4.500	01/01/38	71,800
5,150	5.500	01/01/38	5,738
140,882	6.000	01/01/38	160,196
41,087	6.000	02/01/38	46,718
7,885	6.000	03/01/38	8,972
45,199	6.000	04/01/38	51,420
18,390	6.000	05/01/38	20,958
2,587	4.500	06/01/38	2,818
36,459	6.000	06/01/38	41,526
26,352	6.000	07/01/38	30,034
16,915	6.000	08/01/38	19,266
106,224	4.500	09/01/38	115,338
151,895	6.000	09/01/38	172,716
32,852	6.000	10/01/38	37,353
2,471	6.000	11/01/38	2,818
2,191	6.000	12/01/38	2,492
781	4.500	01/01/39	848
112,079	6.000	01/01/39	127,441
53,396	4.500	02/01/39	58,002
13,550	6.000	02/01/39	15,450
595,041	7.000	02/01/39	702,549
21,033	4.500	03/01/39	22,848
9,109	6.000	03/01/39	10,358
5,242	4.500	04/01/39	5,694
3,710	6.000	04/01/39	4,232
188,257	4.500	05/01/39	204,503
497,594	5.000	05/01/39	546,964
543,643	4.500	06/01/39	590,553
9,497	4.500	07/01/39	10,316
925,037	5.000	07/01/39	1,020,757
12,693	4.500	08/01/39	13,788
31,171	4.500	09/01/39	33,861
6,535	4.500	10/01/39	7,099
4,524	4.500	11/01/39	4,915
11,782	4.500	12/01/39	12,799
17,265	4.500	01/01/40	18,754
12,963	4.500	04/01/40	14,116
54,906	6.000	04/01/40	62,430
19,133	4.500	05/01/40	20,834

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$116,599	6.000%	05/01/40	$132,579
26,117	4.500	06/01/40	28,440
14,627	4.500	07/01/40	15,928
5,124	4.500	08/01/40	5,580
43,103	5.000	08/01/40	47,465
50,217	5.000	10/01/40	55,397
112,626	4.500	02/01/41	122,657
18,395	4.500	03/01/41	20,033
41,530	4.500	04/01/41	45,228
43,890	4.500	05/01/41	47,799
87,396	4.500	06/01/41	95,181
5,197	5.000	06/01/41	5,728
216,950	4.500	08/01/41	236,271
234,825	4.500	09/01/41	255,713
125,575	4.000	10/01/41	135,994
13,542	4.500	12/01/41	14,749
170,762	4.500	03/01/42	185,970
73,713	3.000	05/01/42	75,719
664,250	3.500	06/01/42	700,337
1,756,416	4.500	06/01/42	1,920,050
188,703	3.000	08/01/42	194,300
233,880	3.500	08/01/42	245,976
74,581	3.000	10/01/42	76,746
480,335	3.500	10/01/42	505,177
1,000,212	3.000	11/01/42	1,031,350
386,773	3.500	11/01/42	406,777
1,726,441	3.000	12/01/42	1,780,188
3,076,807	3.000	01/01/43	3,172,249
275,321	3.000	02/01/43	282,905
4,390,829	3.500	04/01/43	4,612,429
4,476,132	3.500	08/01/43	4,694,774
2,000,000	4.000	08/01/43	2,156,875
873,336	3.500	06/01/44	920,960
31,517	4.000	11/01/44	34,152
137,596	3.500	02/01/45	145,550
193,845	3.500	03/01/45	205,112
3,298,821	3.500	03/01/46	3,459,039

			38,450,660

FNMA – 56.7%
28	5.500	08/01/16	28
832	5.500	11/01/16	837
680	5.500	12/01/16	686
1,371	5.500	01/01/17	1,385
178	5.500	05/01/17	181
745	5.500	07/01/17	755
91	5.500	09/01/17	91
2,371	5.500	01/01/18	2,418
2,038	5.500	02/01/18	2,080
808,103	2.800	03/01/18	821,676
64,209	5.000	03/01/18	66,122
4,955	5.500	04/01/18	5,128
2,530,000	3.840	05/01/18	2,652,913
1,229	5.500	05/01/18	1,279
97,043	5.000	06/01/18	100,306
5,157	5.000	09/01/18	5,339

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$3,512	7.000%	11/01/18	$3,577
1,011	5.500	02/01/19	1,045
7,579	5.500	04/01/19	7,892
862	5.500	05/01/19	895
7,419	5.500	07/01/19	7,780
23,233	5.500	08/01/19	24,521
11,204	5.500	09/01/19	11,881
21,700	5.500	10/01/19	22,951
8,790	5.500	11/01/19	9,326
6,177	5.500	12/01/19	6,490
30,602	5.500	02/01/20	32,175
110,963	4.500	03/01/20	115,096
731,688	3.416	10/01/20	787,750
12,579	5.500	01/01/21	13,358
18,756	7.000	09/01/21	20,573
69,110	7.000	06/01/22	76,875
27,286	7.000	07/01/22	29,861
2,555	4.500	04/01/23	2,684
2,228,496	5.000	06/01/25	2,463,119
179,450	5.000	07/01/27	198,344
465	7.000	01/01/29	466
1,755	7.000	09/01/29	1,820
28,401	5.000	08/01/30	31,391
9,245	7.000	08/01/31	10,224
779	7.000	03/01/32	925
1,475	7.000	04/01/32	1,640
2,901	7.000	06/01/32	2,975
343	7.000	07/01/32	343
57,408	6.000	01/01/33	66,193
2,035	6.000	02/01/33	2,371
920	5.500	07/01/33	1,036
23,795	5.000	08/01/33	26,356
6,528	5.500	09/01/33	7,365
24,981	5.500	02/01/34	28,239
6,776	5.500	03/01/34	7,657
12,103	5.000	04/01/34	13,446
11,267	5.500	04/01/34	12,745
53	5.500	06/01/34	59
41,526	5.500	07/01/34	46,907
6,861	5.500	08/01/34	7,809
30,840	5.500	10/01/34	34,891
4,366	5.500	11/01/34	4,946
181,774	5.500	12/01/34	205,898
187,957	6.000	04/01/35	216,695
14,350	5.500	05/01/35	16,171
5,503	5.500	06/01/35	6,236
8,590	5.000	07/01/35	9,545
14,966	5.500	07/01/35	17,023
7,437	5.500	08/01/35	8,434
10,713	5.500	09/01/35	12,169
343,083	5.000	10/01/35	379,976
4,592	5.500	10/01/35	5,161
101,542	6.000	10/01/35	117,141
3,228	5.500	12/01/35	3,684
2,529	6.000	12/01/35	2,912
559,468	5.000	01/01/36	619,629

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$128	5.500%	02/01/36	$145
18,969	5.500	04/01/36	21,340
2,617	6.000	04/01/36	3,003
455,159	4.500	07/01/36	497,404
36,408	5.500	07/01/36	40,778
48,437	4.500	12/01/36	52,918
3,830	5.500	02/01/37	4,333
16,118	5.500	04/01/37	18,292
64,996	6.000	04/01/37	74,412
313	5.500	05/01/37	354
60,733	5.000	06/01/37	67,404
390	5.500	06/01/37	441
4,969	5.500	07/01/37	5,618
525,967	5.500	08/01/37	591,063
103,480	6.500	10/01/37	122,160
64,094	6.000	11/01/37	73,642
227	5.500	12/01/37	256
542	5.500	02/01/38	613
6,794	5.500	03/01/38	7,678
82,003	5.000	04/01/38	90,665
26,018	5.500	04/01/38	29,492
6,644	5.500	05/01/38	7,529
2,674	5.500	06/01/38	3,019
1,370	5.500	07/01/38	1,546
3,025	5.500	08/01/38	3,400
3,407	5.500	09/01/38	3,846
83,576	6.000	09/01/38	95,662
21,701	5.500	12/01/38	24,458
682,865	5.000	01/01/39	763,345
144,890	6.000	01/01/39	165,272
386,665	6.500	01/01/39	453,109
456,209	4.500	02/01/39	496,355
5,407	5.500	02/01/39	6,129
10,111	4.500	03/01/39	11,104
410,828	7.000	03/01/39	487,301
13,754	4.500	05/01/39	15,106
10,737	5.500	06/01/39	12,138
11,539	4.500	07/01/39	12,686
9,010	4.000	08/01/39	9,629
23,053	4.500	09/01/39	25,082
35,113	4.500	10/01/39	38,203
9,662	5.500	11/01/39	10,910
76,003	4.500	02/01/40	83,627
11,429	4.500	03/01/40	12,435
17,812	3.500	04/01/40	18,711
165,926	4.500	04/01/40	180,958
60,521	4.500	06/01/40	66,649
592,206	5.000	06/01/40	656,102
37,635	5.000	07/01/40	41,696
11,087	4.500	09/01/40	12,210
26,512	3.500	12/01/40	27,850
10,829	4.500	12/01/40	11,810
194,376	4.500	01/01/41	212,113
52,180	4.500	04/01/41	56,990
75,058	4.500	06/01/41	81,869
78,787	4.500	07/01/41	86,050

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$321,802	4.500%	08/01/41		$351,371
320,515	4.500	09/01/41		350,166
269,389	3.500	10/01/41		284,269
251,748	4.500	10/01/41		274,799
72,256	3.500	11/01/41		75,897
212,799	4.500	11/01/41		232,283
247,154	3.500	12/01/41		259,607
84,423	4.500	12/01/41		92,083
239,715	3.500	01/01/42		252,956
154,479	4.500	01/01/42		168,508
519,474	3.500	02/01/42		545,568
600,438	3.500	03/01/42		630,592
45,405	4.500	03/01/42		49,591
119,583	3.500	04/01/42		125,592
44,656	4.500	04/01/42		48,709
59,892	3.500	05/01/42		62,900
727,234	3.500	06/01/42		763,766
731,780	3.500	07/01/42		769,110
678,877	3.500	08/01/42		713,644
152,644	3.000	09/01/42		157,205
589,131	3.500	09/01/42		619,701
535,756	3.500	10/01/42		564,395
40,653	3.500	11/01/42		42,810
878,769	3.000	12/01/42		905,249
1,555,080	3.500	12/01/42		1,634,117
182,721	3.000	01/01/43		188,780
21,207	3.500	01/01/43		22,332
73,981	3.000	02/01/43		76,434
1,163,585	3.500	02/01/43		1,225,320
1,737,651	3.000	03/01/43		1,795,280
4,965,607	3.500	03/01/43		5,225,791
1,889,821	3.000	04/01/43		1,952,494
2,886,845	3.500	04/01/43		3,028,676
810,957	2.500	05/01/43		809,610
2,350,284	3.000	05/01/43		2,428,230
1,374,068	3.500	05/01/43		1,442,521
78,904	3.000	06/01/43		81,521
1,573,110	3.500	06/01/43		1,655,174
703,264	3.000	07/01/43		726,587
13,138,136	3.500	07/01/43		13,797,067
4,679,433	3.500	08/01/43		4,910,798
268,241	3.500	11/01/43		281,712
999,911	3.500	01/01/44		1,052,953
724,999	5.000	03/01/44		802,087
72,096	3.500	08/01/44		75,633
227,068	3.500	09/01/44		238,527
96,921	4.000	10/01/44		103,906
28,799	3.500	12/01/44		30,344
118,405	5.000	12/01/44		130,995
75,666	3.500	01/01/45		80,129
483,079	3.500	02/01/45		510,626
888,219	4.000	02/01/45		957,507
381,330	3.500	03/01/45		403,342
668,186	4.000	03/01/45		720,936
327,117	4.000	04/01/45		353,146
49,193	3.500	07/01/45		51,616

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$174,460	3.500%	09/01/45		$183,054
72,977	3.500	10/01/45		76,572
3,640,261	3.500	11/01/45		3,821,425
13,451,367	3.500	12/01/45		14,114,032
15,795,693	3.500	01/01/46		16,581,050
3,883,742	3.500	02/01/46		4,077,625
997,003	3.500	03/01/46		1,046,338
41,000,000	3.000	TBA-30yr	(d)	42,060,235
22,000,000	4.000	TBA-30yr	(d)	23,510,782
2,000,000	4.500	TBA-30yr	(d)	2,176,562

				178,107,442

GNMA – 31.5%
62,516	5.500	07/15/20		65,656
244,280	3.950	07/15/25		271,811
6,931	6.000	04/15/26		7,821
669	6.500	01/15/32		766
1,611	6.500	02/15/32		1,843
699,111	5.500	04/15/33		801,748
7,643	5.000	11/15/33		8,496
1,677	6.500	08/15/34		2,046
1,440	6.500	02/15/36		1,688
4,006	6.500	03/15/36		4,701
6,521	6.500	04/15/36		7,559
19,151	6.500	05/15/36		22,467
13,706	6.500	06/15/36		16,080
86,944	6.500	07/15/36		101,921
81,598	6.500	08/15/36		95,655
121,430	6.500	09/15/36		143,330
54,741	6.500	10/15/36		64,374
76,407	6.500	11/15/36		88,997
31,633	6.500	12/15/36		37,282
15,358	6.500	01/15/37		18,020
3,346	6.500	03/15/37		3,928
7,373	6.500	04/15/37		8,622
6,971	6.500	05/15/37		8,068
3,947	6.500	08/15/37		4,616
22,146	6.500	09/15/37		25,824
23,162	6.500	10/15/37		26,514
12,291	6.500	11/15/37		14,278
5,790	6.500	05/15/38		6,745
4,383	6.500	11/15/38		5,106
4,099	6.500	02/15/39		4,808
195,187	4.500	12/20/39		212,710
774,145	5.000	01/20/40		850,749
52,125	4.500	02/20/40		56,934
990,088	4.500	05/15/40		1,084,985
150,189	4.500	05/20/40		164,044
468,486	5.000	07/15/40		523,416
315,424	3.500	09/15/42		334,089
19,396,840	4.000	10/20/43		20,750,072
510,151	3.500	02/15/45		539,332
525,116	4.000	06/20/45		562,038
1,696,697	4.500	08/20/45		1,823,807
4,978,739	4.000	10/20/45		5,330,363
5,878,310	4.000	11/20/45		6,290,032

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$1,984,699	4.000%	01/20/46		$2,123,709
3,000,000	3.000	TBA-30yr	(d)	3,106,796
50,000,000	4.000	TBA-30yr	(d)	53,464,845

				99,088,691

TOTAL FEDERAL AGENCIES				$318,507,019

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $359,622,149)				$362,055,686

Asset-Backed Securities – 7.0%
Auto(c) – 0.4%
Ford Credit Auto Owner Trust Series 2015-1, Class A
$1,200,000	2.120%	07/15/26		$1,206,538

Collateralized Loan Obligations(a)(c) – 4.0%
ARES XII CLO Ltd. Series 2007-12A, Class A
881,921	1.023	11/25/20		868,779
Brentwood CLO Corp. Series 2006-1A, Class A1B
454,022	0.599	02/01/22		447,115
Duane Street CLO IV Ltd. Series 2007-4A, Class A1R
1,302,325	0.622	11/14/21		1,274,908
Four Corners CLO II Ltd. Series 2006-2A, Class A
880,876	0.590	01/26/20		871,310
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A
1,450,000	1.720	07/25/27		1,407,302
OFSI Fund VI Ltd. Series 2014-6A, Class A1
2,100,000	1.351	03/20/25		2,037,042
Parallel Ltd. Series 2015-1A, Class A
1,050,000	1.767	07/20/27		1,025,370
Shackleton CLO Ltd. Series 2014-5A, Class A
1,600,000	1.844	05/07/26		1,590,205
Trinitas CLO III Ltd. Series 2015-3A, Class A2
1,800,000	1.831	07/15/27		1,756,919
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM
1,550,000	0.000	07/16/27		1,501,020

				12,779,970

Home Equity(a) – 0.1%
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A
93,390	0.716	02/15/34		82,384
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII
76,236	0.916	03/25/34		74,978

				157,362

Student Loan(a) – 2.5%
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c)
1,344,945	1.233	06/25/26		1,325,553
Goal Capital Funding Trust Series 2007-1, Class A3
465,091	0.720	09/25/28		458,004
Nelnet Student Loan Trust Series 2006-2, Class A5
2,325,960	0.719	01/25/30		2,267,468
SLM Student Loan Trust Series 2006-2, Class A5
2,206,554	0.729	07/25/25		2,176,255

Asset-Backed Securities – (continued)
Student Loan(a) – (continued)
SLM Student Loan Trust Series 2006-4, Class A5
$835,700	0.719%	10/27/25		$832,052
SLM Student Loan Trust Series 2014-2, Class A2
800,000	0.783	10/25/21		793,021

				7,852,353

TOTAL ASSET-BACKED SECURITIES
(Cost $22,220,810)				$21,996,223

Shares	Distribution Rate	Value

Investment Company(a)(e) – 15.4%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
48,424,630	0.250%	$48,424,630
(Cost $48,424,630)

TOTAL INVESTMENTS – 137.6%
(Cost $430,267,589)		$432,476,539

LIABILITIES IN EXCESS OF OTHER ASSETS – (37.6)%		(118,133,107)

NET ASSETS – 100.0%		$314,343,432

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $17,406,119, which represents approximately 5.5% of net assets as of March 31, 2016.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $124,319,220 which represents approximately 39.6% of net assets as of March 31, 2016.
(e)	Represents an Affiliated Fund.

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC	3.000%	TBA-30yr	04/13/16	$(6,000,000)	$(6,143,906)
FHLMC	3.500	TBA-30yr	04/13/16	(3,000,000)	(3,140,977)
FNMA	3.500	TBA-30yr	04/13/16	(38,000,000)	(39,846,564)
TOTAL (Proceeds Receivable: $48,976,797)					$(49,131,447)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(15)	June 2016	$(2,587,969)	$(13,291)
2 Year U.S. Treasury Notes	(64)	June 2016	(14,000,000)	(30,521)
5 Year U.S. Treasury Notes	(32)	June 2016	(3,877,250)	(38,739)
10 Year U.S. Treasury Notes	39	June 2016	5,085,234	39,835
20 Year U.S. Treasury Bonds	39	June 2016	6,413,063	70,941
TOTAL				$28,225

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Barclays Bank PLC	Tranches of Commercial Mortgage-Backed Index AAA Series 8	300	0.500%	10/17/57	1.074%	$(11,985)	$(1,251)
Credit Suisse International (London)	Tranches of Commercial Mortgage-Backed Index AAA Series 8	700	0.500	10/17/57	1.074	(27,966)	(2,919)
JPMorgan Securities, Inc.	Tranches of Commercial Mortgage-Backed Index AAA Series 8	8,000	0.500	10/17/57	1.074	(325,703)	(27,270)
Morgan Stanley & Co. International PLC	Tranches of Commercial Mortgage-Backed Index AAA Series 7	8,350	0.500	01/17/47	0.942	(339,370)	84,463
TOTAL						$(705,024)	$53,023

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2016, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Dynamic Emerging Markets Debt	$2,600,000	$2,600,022	$2,652,000
Emerging Markets Debt	70,700,000	70,700,589	72,114,005

REPURCHASE AGREEMENTS — At March 31, 2016, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Dynamic Emerging Markets Debt	Emerging Markets Debt
BNP Paribas Securities Co.	0.310%	$641,858	$17,453,598
Citigroup Global Markets, Inc.	0.330	511,109	13,898,235
Merrill Lynch & Co., Inc.	0.300	484,246	13,167,770
Merrill Lynch & Co., Inc.	0.280	962,787	26,180,397
		$2,600,000	$70,700,000

At March 31, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	3.050% to 3.340%	10/18/27 to 02/01/33
Federal Home Loan Banks	2.750 to 5.500	06/08/18 to 07/15/36
Federal Home Loan Mortgage Corp.	3.000 to 6.000	04/01/22 to 10/01/45
Federal National Mortgage Association	3.500 to 6.000	12/01/17 to 09/01/44
Government National Mortgage Association	3.500 to 10.000	04/05/18 to 09/20/45
United States Treasury Note	0.625 to 2.875	03/31/18 to 11/15/25
United States Treasury Stripped Securities	0.000	02/15/31 to 02/15/45

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2016

Dynamic Emerging Markets Debt Fund
Assets:
Investments, at value (cost $40,139,962, $1,053,292,902, $3,856,252,136, $3,166,661,095, $412,315,987, $679,380,543 and $381,842,959)	$39,537,681
Investments of affiliated issuers, at value (cost $0, $0, $135,148,758, $280,623,494, $75, $2,148,011 and $48,424,630)	—
Cash	221,938
Foreign currencies, at value (cost $41,999, $63,641, $1,242, $32,341, $15,114, $1,955,790 and $0, respectively)	42,661
Unrealized gain on swap contracts	67,980
Unrealized gain on forward foreign currency exchange contracts	773,987
Unrealized gain on non-deliverable bond forwards contracts	7,552
Variation margin on certain derivative contracts	—
Receivables:
Interest and dividends	641,573
Investments sold	182,551
Collateral on certain derivative contracts(a)	82,328
Reimbursement from investment adviser	42,683
Upfront payments made on swap contracts	18,698
Fund shares sold	9,571
Investments sold on an extended-settlement basis	—
Due from broker — upfront payment	—
Collateral on Reverse Repurchase agreements	—
Foreign tax reclaims	—
Other assets	2,168
Total assets	41,631,371

Liabilities:
Reverse Repurchase Agreement, at value	—
Foreign currency overdraft, at value (identified cost $1,242 for High Yield Fund)	—
Unrealized loss on swap contracts	49,609
Unrealized loss on forward foreign currency exchange contracts	631,896
Variation margin on certain derivative contracts	3,075
Forward sale contracts, at value (proceeds received $48,976,797 for U.S. Mortgages Fund)	—
Payables:
Investments purchased	1,021,409
Distributions payable	75,645
Upfront payments received on swap contracts	62,565
Management fees	25,717
Investments purchased on an extended-settlement basis	9,925
Fund shares redeemed	7,198
Distribution and Service fees and Transfer Agency fees	1,421
Collateral on certain derivative contracts	—
Due to broker — upfront payment	—
Collateral on Reverse Repurchase agreements	—
Accrued expenses and other liabilities	147,360
Total liabilities	2,035,820

Net Assets:
Paid-in capital	41,449,574
Undistributed (distributions in excess of) net investment income	(893,268)
Accumulated net realized gain (loss)	(528,571)
Net unrealized gain (loss)	(432,184)
NET ASSETS	$39,595,551
Net Assets:
Class A	$512,109
Class C	39,670
Institutional	38,990,089
Service	—
Separate Account Institutional	—
Class IR	30,608
Class R	23,075
Class R6	—
Total Net Assets	$39,595,551
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	62,156
Class C	4,801
Institutional	4,717,348
Service	—
Separate Account Institutional	—
Class IR	3,712
Class R	2,792
Class R6	—
Net asset value, offering and redemption price per share:(b)
Class A	$8.24
Class C	8.26
Institutional	8.27
Service	—
Separate Account Institutional	—
Class IR	8.25
Class R	8.26
Class R6	—

(a)	Includes segregated cash of $7,514, $1,031,532, $964,638, $595,000, $647,008 and $520,000 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds, respectively, relating to initial margin requirements and collateral on futures transactions. Also includes amounts segregated for initial margin and/or collateral on swap transactions of $74,814, $4,286,532, $4,515,360, $2,196,124, $4,611,012, and $1,040,000 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Local Emerging Markets Debt, and U.S. Mortgages Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds is $8.63, $12.83, $6.30, $9.68, $9.43, $6.66 and $11.10, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$1,019,897,443	$3,576,141,210	$2,979,589,961	$420,277,995	$522,354,056	$384,051,909
—	135,148,758	280,623,494	75	2,148,011	48,424,630
289,273	50,469,990	49,591,380	1,979,343	9,324,721	3,193,865
63,841	—	33,448	14,061	1,970,983	—
2,016,705	—	—	20,188	7,413,712	84,463
10,834,526	4,052	39,094	—	22,132,072	—
—	—	—	—	309,235	—
580,606	144,872	—	—	—	13,155

16,842,588	64,009,724	14,777,661	3,994,992	11,327,067	842,637
8,411,413	68,758,834	929,775	2,541,882	1,942,313	148,639
5,318,064	5,479,998	2,196,124	595,000	5,258,020	1,560,000
32,739	—	—	61,351	—	44,507
456,809	—	—	—	105,651	—
24,965,044	23,508,684	7,806,531	535,650	11,712,454	582,916
1,316,041	3,170,531	8,133,701	—	—	69,124,619
—	—	—	—	3,749,244	—
151,096	—	—	—	—	—
—	23,278	—	—	—	—
6,376	23,627	14,781	2,565	5,536	1,640
1,091,182,564	3,926,883,558	3,343,735,950	430,023,102	599,753,075	508,072,980

11,172,620	15,254,188	—	—	—	—
—	1,263	—	—	—	—
2,566,670	—	—	6,108	11,096,981	31,440
11,324,537	762,144	527,878	—	18,461,977	—
22,856	30,244	172,221	83,760	147,139	—
—	—	—	—	—	49,131,447

5,716,278	31,471,868	55,773	76	1,578,863	5,631
366,622	1,049,134	71,598	109,967	14,422	108,713
2,389,896	—	—	256,984	284,640	705,024
678,326	2,114,451	1,436,921	122,043	364,709	88,294
3,204,142	38,240,035	89,792,508	3,096,298	—	142,747,617
3,006,794	19,767,689	23,802,281	1,174,305	3,001,654	739,001
91,061	273,774	110,872	22,461	64,365	21,622
—	—	—	—	600,000	—
—	—	—	—	3,661,883	—
110,000	1,016,000	—	—	—	—
364,607	386,653	338,525	108,902	334,607	150,759
41,014,409	110,367,443	116,308,577	4,980,904	39,611,240	193,729,548

1,128,594,316	4,444,687,549	3,492,492,671	423,574,772	998,484,048	313,380,410
(3,412,526)	(665,678)	492,659	822,970	(146,619,385)	(66,732)
(40,300,580)	(346,147,174)	(77,283,433)	(7,334,100)	(135,247,691)	(1,105,794)
(34,713,055)	(281,358,582)	(188,274,524)	7,978,556	(156,475,137)	2,135,548
$1,050,168,155	$3,816,516,115	$3,227,427,373	$425,042,198	$560,141,835	$314,343,432

$109,829,608	$340,533,648	$6,667,574	$28,036,539	$140,623,406	$36,465,290
27,645,094	51,972,995	1,759,795	—	6,574,093	—
895,309,003	3,221,933,784	3,217,751,725	156,202,131	403,203,125	60,513,175
—	14,709,863	—	—	—	—
—	—	—	239,713,400	—	210,773,205
16,926,582	9,301,525	1,237,137	1,079,903	9,741,211	6,581,543
—	15,296,277	11,142	—	—	—
457,868	162,768,023	—	10,225	—	10,219
$1,050,168,155	$3,816,516,115	$3,227,427,373	$425,042,198	$560,141,835	$314,343,432

8,969,123	56,557,186	704,940	3,087,560	22,120,366	3,412,900
2,258,520	8,622,830	186,012	—	1,032,639	—
73,018,805	533,647,107	339,865,426	17,196,744	63,400,550	5,650,181
—	2,445,148	—	—	—	—
—	—	—	26,385,361	—	19,725,181
1,380,481	1,541,781	130,553	118,847	1,534,080	614,342
—	2,541,479	1,177	—	—	—
37,345	26,915,246	—	1,126	—	954

$12.25	$6.02	$9.46	$9.08	$6.36	$10.68
12.24	6.03	9.46	—	6.37	—
12.26	6.04	9.47	9.08	6.36	10.71
—	6.02	—	—	—	—
—	—	—	9.09	—	10.69
12.26	6.03	9.48	9.09	6.35	10.71
—	6.02	9.46	—	—	—
12.26	6.05	—	9.08	—	10.71

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2016

Dynamic Emerging Markets Debt Fund
Investment income:
Interest — (net of foreign withholding taxes of $12,762, $2,383, $0, $0, $0, $706,744 and $0, respectively)	$1,672,062
Dividends — unaffiliated issuers	—
Dividends — affiliated issuers	—
Total investment income	1,672,062

Expenses:
Management fees	260,380
Custody, accounting and administrative services	183,869
Professional fees	113,638
Registration fees	80,838
Printing and mailing costs	24,673
Trustee fees	22,732
Transfer Agency fees(a)	12,204
Distribution and Service fees(a)	2,120
Service Share fees — Service Plan	—
Service Share fees — Shareholder Administration Plan	—
Other	12,252
Total expenses	712,706
Less — expense reductions	(451,311)
Net expenses	261,395
NET INVESTMENT INCOME	1,410,667

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(1,192,386)
Investments — affiliated issuers	—
Futures contracts	42,828
Written options	—
Swap contracts	(59,913)
Non-deliverable bond forward contracts	(200)
Forward foreign currency exchange contracts	(100,359)
Foreign currency transactions	(19,788)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of the foreign capital gains tax liability of $870 and $7,025 for the Dynamic Emerging Markets Debt and Local Emerging Markets Debt Funds, respectively)	477,435
Investments — affiliated issuers	—
Futures contracts	(1,359)
Non-deliverable bond forward contracts	7,552
Swap contracts	93,257
Forward foreign currency exchange contracts	207,799
Foreign currency translation	25,740
Net realized and unrealized gain (loss)	(519,394)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$891,273

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R	Class R6(b)
Dynamic Emerging Markets Debt	$1,513	$496	$111	$786	$64	$11,292	$—	$—	$33	$29	$—
Emerging Markets Debt	248,982	286,250	—	129,470	37,213	408,276	—	—	18,872	—	19
High Yield	953,241	607,297	81,424	495,685	78,949	1,679,536	6,545	—	14,752	21,170	11,211
High Yield Floating Rate	27,274	18,412	55	14,182	2,393	1,513,703	—	—	1,448	15	—
Investment Grade Credit	69,615	—	—	36,200	—	64,012	—	98,864	1,393	—	2
Local Emerging Markets Debt	414,229	75,160	—	215,399	9,771	334,801	—	—	7,388	—	—
U.S. Mortgages	84,996	—	—	44,198	—	20,770	—	81,412	4,587	—	2

(b)	Commenced operations on July 31, 2015.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$72,119,269	$309,979,727	$180,827,384	$17,370,306	$66,759,813	$6,770,597
—	292,935	—	81,854	—	—
—	165,485	849,289	7,830	9,286	22,302
72,119,269	310,438,147	181,676,673	17,459,990	66,769,099	6,792,899

9,308,121	31,208,410	20,570,480	1,744,450	9,143,035	1,171,948
345,921	318,239	1,062,707	112,592	815,514	255,598
120,756	168,795	149,690	112,307	113,632	127,095
124,226	139,599	129,552	69,663	131,067	75,807
299,400	42,871	74,200	30,606	83,309	29,691
26,648	48,160	34,205	23,921	25,416	18,736
593,850	2,307,848	1,531,741	200,471	567,359	150,969
535,232	1,641,962	45,741	69,615	489,389	84,996
—	40,902	—	—	—	—
—	40,902	—	—	—	—
80,387	139,685	215,313	14,659	79,454	11,738
11,434,541	36,097,373	23,813,629	2,378,284	11,448,175	1,926,578
(368,871)	(305,013)	(524,561)	(617,883)	(1,540,656)	(598,699)
11,065,670	35,792,360	23,289,068	1,760,401	9,907,519	1,327,879
61,053,599	274,645,787	158,387,605	15,699,589	56,861,580	5,465,020

(60,472,029)	(328,432,736)	(39,219,585)	(7,171,469)	(270,154,747)	1,890,970
—	—	(698,684)	—	—	—
9,500,858	(4,314,526)	—	(287,697)	(1,928,816)	1,904,394
—	—	—	—	—	(126,530)
(8,346,671)	(7,552,674)	(3,276,738)	682,783	(13,616,873)	(243,291)
—	—	—	—	(1,230,117)	—
4,183,367	274,645	(977,065)	—	(4,175,682)	—
3,673,806	1,096,051	1,601,507	—	(6,960,011)	—

37,345,115	(255,967,918)	(148,539,112)	(9,536,658)	125,928,619	(2,008,976)
—	—	(20,501)	—	—	—
(1,969,584)	1,780,581	—	(410,994)	345,523	149,343
—	—	—	—	309,235	—
7,881,279	1,542,383	606,871	(878,631)	9,803,839	(171,774)
(5,570,936)	(2,210,019)	(1,397,360)	—	(109,950)	—
229,827	79,018	(48,162)	(521)	2,876,205	—
(13,544,968)	(593,705,195)	(191,968,829)	(17,603,187)	(158,912,775)	1,394,136
$47,508,631	$(319,059,408)	$(33,581,224)	$(1,903,598)	$(102,051,195)	$6,859,156

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Emerging Markets Debt Fund
	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015
From operations:
Net investment income	$1,410,667	$1,223,040
Net realized gain (loss)	(1,329,818)	(1,541,219)
Net change in unrealized gain (loss)	810,424	(1,117,846)
Net increase (decrease) in net assets resulting from operations	891,273	(1,436,025)

Distributions to shareholders:
From net investment income
Class A Shares	(882)	(9,355)
Class B Shares(a)	—	—
Class C Shares	(59)	(2,955)
Institutional Shares	(46,017)	(1,084,108)
Service Shares	—	—
Class IR Shares	(40)	(963)
Class R Shares	(31)	(846)
Class R6 Shares(b)	—	—
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Return of capital
Class A Shares	(24,846)	(677)
Class B Shares(a)	—	—
Class C Shares	(1,670)	(214)
Institutional Shares	(1,297,260)	(78,456)
Service Shares	—	—
Class IR Shares	(1,133)	(70)
Class R Shares	(874)	(61)
Class R6 Shares(b)	—	—
Total distributions to shareholders	(1,372,812)	(1,177,705)

From share transactions:
Proceeds from sales of shares	27,744,900	11,813,819
Reinvestment of distributions	936,740	714,613
Cost of shares redeemed(c)	(4,948,367)	(17,897,771)
Net increase (decrease) in net assets resulting from share transactions	23,733,273	(5,369,339)
TOTAL INCREASE (DECREASE)	23,251,734	(7,983,069)

Net assets:
Beginning of year	16,343,817	24,326,886
End of year	$39,595,551	$16,343,817
Undistributed (distributions in excess of) net investment income	$(893,268)	$(1,407,250)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.
(c)	Net of $1,578 and $1,483, $64,357 and $23,053, and $2,248,223 and $223,350 of redemption fees for Dynamic Emerging Markets Debt, Emerging Markets Debt and High Yield Funds, respectively, for the fiscal year ended March 31, 2016 and the fiscal year ended March 31, 2015, respectively.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund		High Yield Fund
For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015

$61,053,599	$74,591,633	$274,645,787	$282,475,705
(51,460,669)	51,452,944	(338,929,240)	25,338,002
37,915,701	(69,951,184)	(254,775,955)	(228,603,218)
47,508,631	56,093,393	(319,059,408)	79,210,489

(4,995,168)	(4,003,181)	(20,364,862)	(25,025,943)
—	—	—	(284,014)
(1,216,722)	(1,082,903)	(2,814,039)	(3,635,326)
(53,966,540)	(67,829,030)	(237,899,617)	(248,965,574)
—	—	(851,015)	(851,009)
(762,559)	(703,551)	(634,486)	(828,194)
—	—	(832,949)	(892,063)
(5,212)	—	(3,321,271)	—

—	—	—	(9,750,531)
—	—	—	(1,497,617)
—	—	—	(90,622,036)
—	—	—	(331,483)
—	—	—	(291,362)
—	—	—	(342,096)

—	—	(921,258)	(296,537)
—	—	—	(3,365)
—	—	(127,301)	(43,076)
—	—	(10,762,019)	(2,950,042)
—	—	(38,498)	(10,084)
—	—	(28,703)	(9,813)
—	—	(37,681)	(10,570)
—	—	(150,246)	—
(60,946,201)	(73,618,665)	(278,783,945)	(386,640,735)

569,809,447	817,379,947	1,703,216,450	2,381,930,006
57,371,986	71,347,084	263,890,802	365,387,845
(1,270,297,756)	(609,926,689)	(3,132,165,143)	(1,996,852,634)
(643,116,323)	278,800,342	(1,165,057,891)	750,465,217
(656,553,893)	261,275,070	(1,762,901,244)	443,034,971

1,706,722,048	1,445,446,978	5,579,417,359	5,136,382,388
$1,050,168,155	$1,706,722,048	$3,816,516,115	$5,579,417,359
$(3,412,526)	$22,700,730	$(665,678)	$(5,535,464)

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	High Yield Floating Rate Fund
	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015
From operations:
Net investment income	$158,387,605	$164,221,651
Net realized gain (loss)	(42,570,565)	(31,551,633)
Net change in unrealized gain (loss)	(149,398,264)	(45,046,641)
Net increase (decrease) in net assets resulting from operations	(33,581,224)	87,623,377

Distributions to shareholders:
From net investment income
Class A Shares	(413,957)	(414,673)
Class C Shares	(56,931)	(59,907)
Institutional Shares	(157,901,983)	(164,500,555)
Separate Account Institutional Shares	—	—
Class IR Shares	(45,691)	(36,691)
Class R Shares	(401)	(362)
Class R6 Shares(a)	—	—
From net realized gains
Class A Shares	—	(745)
Class C Shares	—	(243)
Institutional Shares	—	(503,521)
Separate Account Institutional Shares	—	—
Class IR Shares	—	(106)
Class R Shares	—	(1)
Class R6 Shares(a)	—	—
Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Separate Account Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares(a)	—	—
Total distributions to shareholders	(158,418,963)	(165,516,804)

From share transactions:
Proceeds from sales of shares	1,478,261,923	2,105,568,828
Reinvestment of distributions	157,537,834	164,611,767
Cost of shares redeemed	(2,312,339,197)	(2,297,042,086)
Net increase (decrease) in net assets resulting from share transactions	(676,539,440)	(26,861,491)
TOTAL INCREASE (DECREASE)	(868,539,627)	(104,754,918)

Net assets:
Beginning of year	4,095,967,000	4,200,721,918
End of year	$3,227,427,373	$4,095,967,000
Undistributed (distributions in excess of) net investment income	$492,659	$1,769,122

(a)	Commenced operations on July 31, 2015.
(b)	Net of $86,868 and $110,728 of redemption fees for Local Emerging Markets Debt Fund for the fiscal year ended March 31, 2016 and the fiscal year ended March 31, 2015, respectively.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Investment Grade Credit Fund		Local Emerging Markets Debt Fund				U.S. Mortgages Fund
For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015

$15,699,589	$16,206,086	$56,861,580		$90,787,502		$5,465,020	$4,639,878
(6,776,383)	10,622,770	(298,066,246)		(132,303,398)		3,425,543	5,632,371
(10,826,804)	3,122,983	139,153,471		(183,094,157)		(2,031,407)	2,707,661
(1,903,598)	29,951,839	(102,051,195)		(224,610,053)		6,859,156	12,979,910

(913,402)	(808,807)	—		—		(826,845)	(212,519)
—	—	—		—		—	—
(5,800,974)	(5,947,438)	—		—		(1,436,745)	(975,492)
(8,951,245)	(9,498,885)	—		—		(5,637,774)	(5,034,660)
(37,842)	(25,838)	—		—		(93,312)	(22,895)
—	—	—		—		—	—
(239)	—	—		—		(185)	—

(108,705)	(490,118)	—		—		—	—
—	—	—		—		—	—
(616,284)	(3,426,260)	—		—		—	—
(940,974)	(5,274,687)	—		—		—	—
(4,123)	(14,072)	—		—		—	—
—	—	—		—		—	—
(39)	—	—		—		—	—

—	—	(8,890,665)		(5,527,377)		(1,864)	—
—	—	(348,300)		(659,120)		—	—
—	—	(47,959,673)		(93,999,207)		(3,238)	—
—	—	—		—		(12,706)	—
—	—	(318,438)		(296,968)		(210)	—
—	—	—		—		—	—
—	—	—		—		(1)	—
(17,373,827)	(25,486,105)	(57,517,076)		(100,482,672)		(8,012,880)	(6,245,566)

88,484,324	117,910,821	473,316,076		787,207,165		99,492,523	109,326,915
16,024,991	23,690,592	55,907,709		95,950,913		6,935,047	5,327,191
(127,738,485)	(156,510,008)	(1,197,487,224	)(b)	(1,090,151,515	)(b)	(65,888,854)	(73,294,927)
(23,229,170)	(14,908,595)	(668,263,439)		(206,993,437)		40,538,716	41,359,179
(42,506,595)	(10,442,861)	(827,831,710)		(532,086,162)		39,384,992	48,093,523

467,548,793	477,991,654	1,387,973,545		1,920,059,707		274,958,440	226,864,917
$425,042,198	$467,548,793	$560,141,835		$1,387,973,545		$314,343,432	$274,958,440
$822,970	$804,382	$(146,619,385)		$(94,301,530)		$(66,732)	$21,937

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$8.59	$0.36	$(0.36)	$—	$(0.01)	$(0.34)	$(0.35)
2016 - C	8.61	0.30	(0.36)	(0.06)	(0.01)	(0.28)	(0.29)
2016 - Institutional	8.62	0.40	(0.37)	0.03	(0.01)	(0.37)	(0.38)
2016 - IR	8.60	0.39	(0.37)	0.02	(0.01)	(0.36)	(0.37)
2016 - R	8.62	0.34	(0.37)	(0.03)	(0.01)	(0.32)	(0.33)
2015 - A	9.45	0.37	(0.86)	(0.49)	(0.34)	(0.03)	(0.37)
2015 - C	9.46	0.32	(0.87)	(0.55)	(0.27)	(0.03)	(0.30)
2015 - Institutional	9.46	0.42	(0.86)	(0.44)	(0.37)	(0.03)	(0.40)
2015 - IR	9.44	0.41	(0.86)	(0.45)	(0.36)	(0.03)	(0.39)
2015 - R	9.46	0.36	(0.85)	(0.49)	(0.32)	(0.03)	(0.35)

FOR THE PERIOD ENDING MARCH 31,
2014 - A (commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.23)	(0.11)	(0.34)
2014 - C (commenced May 31, 2013)	10.00	0.25	(0.51)	(0.26)	(0.17)	(0.11)	(0.28)
2014 - Institutional (commenced May 31, 2013)	10.00	0.32	(0.50)	(0.18)	(0.25)	(0.11)	(0.36)
2014 - IR (commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.24)	(0.11)	(0.35)
2014 - R (commenced May 31, 2013)	10.00	0.27	(0.49)	(0.22)	(0.21)	(0.11)	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.24	0.15%	$512	1.23%		2.98%		4.40%		98%
8.26	(0.70)	40	1.99		3.79		3.65		98
8.27	0.39	38,990	0.89		2.45		4.89		98
8.25	0.29	31	0.98		2.63		4.75		98
8.26	(0.20)	23	1.48		3.18		4.20		98
8.59	(5.43)	665	1.24		3.45		4.13		179
8.61	(5.91)	62	1.99		3.66		3.37		179
8.62	(4.87)	15,571	0.90		2.57		4.47		179
8.60	(4.98)	23	1.00		2.77		4.37		179
8.62	(5.44)	23	1.49		3.27		3.87		179

9.45	(2.03)	99	1.27	(d)	3.67	(d)	3.97	(d)	140
9.46	(2.52)	59	2.01	(d)	5.31	(d)	3.27	(d)	140
9.46	(1.67)	24,119	0.93	(d)	4.21	(d)	4.17	(d)	140
9.44	(1.98)	24	1.03	(d)	4.19	(d)	4.00	(d)	140
9.46	(2.14)	24	1.52	(d)	5.22	(d)	3.50	(d)	140

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED March 31,
2016 - A	$12.33	$0.61	$(0.09)	$0.52	$(0.60)	$—	$—	$(0.60)
2016 - C	12.33	0.51	(0.09)	0.42	(0.51)	—	—	(0.51)
2016 - Institutional	12.35	0.64	(0.08)	0.56	(0.65)	—	—	(0.65)
2016 - IR	12.35	0.64	(0.09)	0.55	(0.64)	—	—	(0.64)
2016 - R6 (Commenced July 31, 2015)	12.18	0.46	0.06	0.52	(0.44)	—	—	(0.44)
2015 - A	12.40	0.52	(0.07)	0.45	(0.52)	—	—	(0.52)
2015 - C	12.39	0.43	(0.07)	0.36	(0.42)	—	—	(0.42)
2015 - Institutional	12.41	0.57	(0.07)	0.50	(0.56)	—	—	(0.56)
2015 - IR	12.41	0.56	(0.07)	0.49	(0.55)	—	—	(0.55)
2014 - A	13.28	0.55	(0.70)	(0.15)	(0.50)	(0.20)	(0.03)	(0.73)
2014 - C	13.27	0.46	(0.70)	(0.24)	(0.41)	(0.20)	(0.03)	(0.64)
2014 - Institutional	13.29	0.59	(0.69)	(0.10)	(0.55)	(0.20)	(0.03)	(0.78)
2014 - IR	13.29	0.58	(0.69)	(0.11)	(0.54)	(0.20)	(0.03)	(0.77)
2013 - A	12.95	0.61	0.76	1.37	(0.65)	(0.39)	—	(1.04)
2013 - C	12.94	0.50	0.77	1.27	(0.55)	(0.39)	—	(0.94)
2013 - Institutional	12.96	0.65	0.77	1.42	(0.70)	(0.39)	—	(1.09)
2013 - IR	12.96	0.64	0.77	1.41	(0.69)	(0.39)	—	(1.08)
2012 - A	12.28	0.61	0.81	1.42	(0.61)	(0.14)	—	(0.75)
2012 - C	12.27	0.52	0.80	1.32	(0.51)	(0.14)	—	(0.65)
2012 - Institutional	12.29	0.65	0.81	1.46	(0.65)	(0.14)	—	(0.79)
2012 - IR	12.29	0.63	0.82	1.45	(0.64)	(0.14)	—	(0.78)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.25	4.43%	$109,830	1.23%		1.27%		5.02%		99%
12.24	3.57	27,645	1.98		2.02		4.26		99
12.26	4.70	895,309	0.89		0.93		5.30		99
12.26	4.60	16,927	0.98		1.02		5.26		99
12.26	4.41	458	0.87	(d)	0.92	(d)	5.84	(d)	99
12.33	3.60	94,832	1.24		1.25		4.17		113
12.33	2.92	30,935	1.99		2.00		3.42		113
12.35	4.04	1,566,532	0.90		0.91		4.52		113
12.35	3.94	14,423	0.99		1.00		4.41		113
12.40	(0.88)	100,723	1.25		1.26		4.38		121
12.39	(1.63)	32,020	2.00		2.01		3.65		121
12.41	(0.54)	1,296,153	0.91		0.92		4.76		121
12.41	(0.63)	16,552	1.00		1.01		4.65		121
13.28	10.64	211,379	1.23		1.26		4.48		97
13.27	9.82	49,527	1.98		2.01		3.73		97
13.29	11.04	1,329,643	0.89		0.92		4.83		97
13.29	10.91	23,970	0.97		1.01		4.69		97
12.95	11.87	169,491	1.22		1.27		4.84		86
12.94	11.05	31,893	1.97		2.02		4.11		86
12.96	12.24	720,098	0.88		0.93		5.18		86
12.96	12.14	6,515	0.97		1.02		5.05		86

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$6.80	$0.35	$(0.77)	$(0.42)	$(0.34)	$—	$(0.02)	$(0.36)
2016 - C	6.81	0.30	(0.77)	(0.47)	(0.30)	—	(0.01)	(0.31)
2016 - Institutional	6.82	0.38	(0.78)	(0.40)	(0.36)	—	(0.02)	(0.38)
2016 - Service	6.79	0.34	(0.76)	(0.42)	(0.33)	—	(0.02)	(0.35)
2016 - IR	6.81	0.37	(0.78)	(0.41)	(0.35)	—	(0.02)	(0.37)
2016 - R	6.80	0.34	(0.78)	(0.44)	(0.33)	—	(0.01)	(0.34)
2016 - R6 (commenced July 31, 2015)	6.65	0.24	(0.59)	(0.35)	(0.24)	—	(0.01)	(0.25)
2015 - A	7.23	0.37	(0.28)	0.09	(0.38)	(0.14)	— (e)	(0.52)
2015 - C	7.24	0.32	(0.29)	0.03	(0.32)	(0.14)	— (e)	(0.46)
2015 - Institutional	7.25	0.40	(0.29)	0.11	(0.40)	(0.14)	— (e)	(0.54)
2015 - Service	7.23	0.36	(0.30)	0.06	(0.36)	(0.14)	— (e)	(0.50)
2015 - IR	7.25	0.39	(0.30)	0.09	(0.39)	(0.14)	— (e)	(0.53)
2015 - R	7.23	0.35	(0.28)	0.07	(0.36)	(0.14)	— (e)	(0.50)
2014 - A	7.40	0.43	0.09	0.52	(0.43)	(0.26)	—	(0.69)
2014 - C	7.41	0.38	0.08	0.46	(0.37)	(0.26)	—	(0.63)
2014 - Institutional	7.42	0.46	0.08	0.54	(0.45)	(0.26)	—	(0.71)
2014 - Service	7.40	0.42	0.09	0.51	(0.42)	(0.26)	—	(0.68)
2014 - IR	7.41	0.45	0.10	0.55	(0.45)	(0.26)	—	(0.71)
2014 - R	7.40	0.41	0.09	0.50	(0.41)	(0.26)	—	(0.67)
2013 - A	7.12	0.45	0.42	0.87	(0.46)	(0.13)	—	(0.59)
2013 - C	7.13	0.40	0.42	0.82	(0.41)	(0.13)	—	(0.54)
2013 - Institutional	7.14	0.48	0.42	0.90	(0.49)	(0.13)	—	(0.62)
2013 - Service	7.11	0.44	0.43	0.87	(0.45)	(0.13)	—	(0.58)
2013 - IR	7.13	0.47	0.42	0.89	(0.48)	(0.13)	—	(0.61)
2013 - R	7.12	0.44	0.41	0.85	(0.44)	(0.13)	—	(0.57)
2012 - A	7.38	0.49	(0.18)	0.31	(0.50)	(0.07)	—	(0.57)
2012 - C	7.39	0.44	(0.19)	0.25	(0.44)	(0.07)	—	(0.51)
2012 - Institutional	7.40	0.51	(0.18)	0.33	(0.52)	(0.07)	—	(0.59)
2012 - Service	7.38	0.48	(0.19)	0.29	(0.49)	(0.07)	—	(0.56)
2012 - IR	7.39	0.50	(0.17)	0.33	(0.52)	(0.07)	—	(0.59)
2012 - R	7.38	0.47	(0.18)	0.29	(0.48)	(0.07)	—	(0.55)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.02	$(6.33)	$340,534	1.05%		1.06%		5.49%		46%
6.03	(7.01)	51,973	1.80		1.81		4.76		46
6.04	(5.98)	3,221,934	0.71		0.72		5.84		46
6.02	(6.35)	14,710	1.21		1.22		5.35		46
6.03	(6.08)	9,302	0.80		0.81		5.76		46
6.02	(6.57)	15,296	1.30		1.31		5.26		46
6.05	(5.29)	162,768	0.70	(d)	0.71	(d)	6.02	(d)	46
6.80	1.21	483,328	1.06		1.06		5.30		55
6.81	0.46	71,577	1.81		1.81		4.54		55
6.82	1.56	4,975,618	0.72		0.72		5.62		55
6.79	0.90	17,506	1.22		1.22		5.12		55
6.81	1.32	13,971	0.81		0.81		5.54		55
6.80	0.95	17,417	1.31		1.31		5.03		55
7.23	7.41	549,354	1.05		1.05		5.95		48
7.24	6.61	88,607	1.81		1.81		5.21		48
7.25	7.77	4,436,484	0.72		0.72		6.30		48
7.23	7.24	17,066	1.22		1.22		5.79		48
7.25	7.68	15,142	0.81		0.81		6.22		48
7.23	7.14	18,075	1.31		1.31		5.70		48
7.40	12.67	576,060	1.05		1.05		6.27		68
7.41	11.83	106,063	1.80		1.80		5.52		68
7.42	13.03	5,167,948	0.71		0.71		6.61		68
7.40	12.65	17,512	1.21		1.21		6.11		68
7.41	13.09	19,711	0.80		0.80		6.55		68
7.40	12.39	18,565	1.30		1.30		6.01		68
7.12	4.53	630,049	1.06		1.06		6.97		71
7.13	3.76	108,682	1.81		1.81		6.21		71
7.14	4.89	4,988,221	0.72		0.72		7.25		71
7.11	4.22	21,420	1.22		1.22		6.81		71
7.13	4.79	37,059	0.81		0.81		7.13		71
7.12	4.28	17,087	1.31		1.31		6.69		71

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$9.92	$0.37	$(0.46)	$(0.09)	$(0.37)	$—		$—	$(0.37)
2016 - C	9.92	0.30	(0.46)	(0.16)	(0.30)	—		—	(0.30)
2016 - Institutional	9.93	0.40	(0.46)	(0.06)	(0.40)	—		—	(0.40)
2016 - IR	9.94	0.39	(0.45)	(0.06)	(0.40)	—		—	(0.40)
2016 - R	9.92	0.35	(0.46)	(0.11)	(0.35)	—		—	(0.35)
2015 - A	10.07	0.34	(0.14)	0.20	(0.35)	—	(d)	—	(0.35)
2015 - C	10.08	0.27	(0.15)	0.12	(0.28)	—	(d)	—	(0.28)
2015 - Institutional	10.09	0.38	(0.16)	0.22	(0.38)	—	(d)	—	(0.38)
2015 - IR	10.09	0.37	(0.14)	0.23	(0.38)	—	(d)	—	(0.38)
2015 - R	10.08	0.32	(0.15)	0.17	(0.33)	—	(d)	—	(0.33)
2014 - A	10.11	0.33	(0.02)	0.31	(0.33)	(0.02)		—	(0.35)
2014 - C	10.12	0.26	(0.03)	0.23	(0.25)	(0.02)		—	(0.27)
2014 - Institutional	10.13	0.37	(0.03)	0.34	(0.36)	(0.02)		—	(0.38)
2014 - IR	10.13	0.36	(0.03)	0.33	(0.35)	(0.02)		—	(0.37)
2014 - R	10.12	0.31	(0.03)	0.28	(0.30)	(0.02)		—	(0.32)
2013 - A	9.91	0.37	0.20	0.57	(0.36)	—		(0.01)	(0.37)
2013 - C	9.90	0.29	0.23	0.52	(0.29)	—		(0.01)	(0.30)
2013 - Institutional	9.91	0.40	0.23	0.63	(0.40)	—		(0.01)	(0.41)
2013 - IR	9.91	0.40	0.22	0.62	(0.39)	—		(0.01)	(0.40)
2013 - R	9.91	0.35	0.21	0.56	(0.34)	—		(0.01)	(0.35)
2012 - A	10.00	0.33	(0.11)	0.22	(0.31)	—		—	(0.31)
2012 - C	9.99	0.26	(0.12)	0.14	(0.23)	—		—	(0.23)
2012 - Institutional	9.99	0.35	(0.09)	0.26	(0.34)	—		—	(0.34)
2012 - IR	10.00	0.34	(0.10)	0.24	(0.33)	—		—	(0.33)
2012 - R	10.00	0.28	(0.09)	0.19	(0.28)	—		—	(0.28)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$9.46	(0.89)%	$6,668	0.95%	0.96%	3.80%	42%
9.46	(1.63)	1,760	1.70	1.72	3.09	42
9.47	(0.55)	3,217,752	0.61	0.63	4.17	42
9.48	(0.64)	1,237	0.70	0.72	4.10	42
9.46	(1.13)	11	1.19	1.20	3.60	42
9.92	2.01	6,193	0.94	0.95	3.38	55
9.92	1.15	1,936	1.69	1.70	2.71	55
9.93	2.26	4,087,016	0.60	0.61	3.81	55
9.94	2.27	811	0.70	0.71	3.72	55
9.92	1.67	11	1.16	1.17	3.23	55
10.07	3.09	24,741	0.96	0.97	3.28	44
10.08	2.33	2,465	1.72	1.73	2.58	44
10.09	3.45	4,171,873	0.63	0.63	3.65	44
10.09	3.36	1,631	0.72	0.73	3.59	44
10.08	2.83	11	1.21	1.22	3.08	44
10.11	5.89	8,367	1.04	1.04	3.69	72
10.12	5.31	1,648	1.79	1.79	2.93	72
10.13	6.47	1,710,411	0.70	0.70	3.99	72
10.13	6.36	4,116	0.80	0.80	4.00	72
10.12	5.73	11	1.28	1.29	3.47	72
9.91	2.24	1,910	1.08	1.13	3.41	73
9.90	1.40	517	1.83	1.88	2.69	73
9.91	2.58	644,969	0.74	0.79	3.63	73
9.91	2.48	116	0.83	0.88	3.51	73
9.91	1.99	10	1.33	1.38	2.86	73

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$9.47	$0.30	$(0.36)	$(0.06)	$(0.29)	$(0.04)	$(0.33)
2016 - Institutional	9.48	0.33	(0.37)	(0.04)	(0.32)	(0.04)	(0.36)
2016 - Separate Account Institutional	9.48	0.33	(0.36)	(0.03)	(0.32)	(0.04)	(0.36)
2016 - IR	9.48	0.32	(0.35)	(0.03)	(0.32)	(0.04)	(0.36)
2016 - R6 (Commenced July 31, 2015)	9.13	0.22	(0.02)	0.20	(0.21)	(0.04)	(0.25)
2015 - A	9.39	0.29	0.26	0.55	(0.29)	(0.18)	(0.47)
2015 - Institutional	9.39	0.32	0.27	0.59	(0.32)	(0.18)	(0.50)
2015 - Separate Account Institutional	9.39	0.32	0.27	0.59	(0.32)	(0.18)	(0.50)
2015 - IR	9.39	0.31	0.27	0.58	(0.31)	(0.18)	(0.49)
2014 - A	9.71	0.30	(0.18)	0.12	(0.30)	(0.14)	(0.44)
2014 - Institutional	9.71	0.34	(0.18)	0.16	(0.34)	(0.14)	(0.48)
2014 - Separate Account Institutional	9.71	0.33	(0.17)	0.16	(0.34)	(0.14)	(0.48)
2014 - IR	9.71	0.32	(0.17)	0.15	(0.33)	(0.14)	(0.47)
2013 - A	9.53	0.31	0.51	0.82	(0.31)	(0.33)	(0.64)
2013 - Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - Separate Account Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - IR	9.53	0.34	0.51	0.85	(0.34)	(0.33)	(0.67)
2012 - A	9.50	0.37	0.50	0.87	(0.37)	(0.47)	(0.84)
2012 - Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - Separate Account Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - IR (Commenced July 29, 2011)	9.86	0.25	0.15	0.40	(0.26)	(0.47)	(0.73)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.08	(0.53)%	$28,037	0.72%		0.86%		3.28%		79%
9.08	(0.29)	156,202	0.38		0.52		3.62		79
9.09	(0.18)	239,713	0.38		0.52		3.62		79
9.09	(0.27)	1,080	0.47		0.61		3.53		79
9.08	2.28	10	0.38	(d)	0.53	(d)	3.61	(d)	79
9.47	5.94	29,522	0.72		0.86		3.07		84
9.48	6.41	177,283	0.38		0.52		3.41		84
9.48	6.41	259,668	0.38		0.52		3.40		84
9.48	6.32	1,075	0.47		0.61		3.31		84
9.39	1.41	24,839	0.72		0.85		3.22		86
9.39	1.76	165,755	0.38		0.51		3.57		86
9.39	1.76	286,845	0.38		0.51		3.56		86
9.39	1.66	552	0.47		0.60		3.37		86
9.71	8.73	30,216	0.71		0.84		3.17		162
9.71	9.09	274,095	0.37		0.50		3.51		162
9.71	9.09	289,032	0.37		0.50		3.51		162
9.71	8.99	723	0.47		0.59		3.46		162
9.53	9.34	155,684	0.71		0.85		3.78		120
9.53	9.71	163,886	0.37		0.51		4.12		120
9.53	9.71	237,266	0.37		0.51		4.13		120
9.53	4.26	1,300	0.46	(d)	0.60	(d)	3.91	(d)	120

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$6.96	$0.34	$(0.60)	$(0.26)	$—	$—	$(0.34)	$(0.34)
2016 - C	6.98	0.29	(0.61)	(0.32)	—	—	(0.29)	(0.29)
2016 - Institutional	6.97	0.37	(0.62)	(0.25)	—	—	(0.36)	(0.36)
2016 - IR	6.96	0.34	(0.59)	(0.25)	—	—	(0.36)	(0.36)
2015 - A	8.43	0.37	(1.41)	(1.04)	—	—	(0.43)	(0.43)
2015 - C	8.44	0.33	(1.42)	(1.09)	—	—	(0.37)	(0.37)
2015 - Institutional	8.43	0.41	(1.41)	(1.00)	—	—	(0.46)	(0.46)
2015 - IR	8.43	0.41	(1.43)	(1.02)	—	—	(0.45)	(0.45)
2014 - A	9.71	0.40	(1.27)	(0.87)	(0.03)	(0.13)	(0.25)	(0.41)
2014 - C	9.72	0.34	(1.28)	(0.94)	–	(0.13)	(0.21)	(0.34)
2014 - Institutional	9.71	0.43	(1.27)	(0.84)	(0.06)	(0.13)	(0.25)	(0.44)
2014 - IR	9.71	0.42	(1.27)	(0.85)	(0.05)	(0.13)	(0.25)	(0.43)
2013 - A	9.38	0.45	0.38	0.83	(0.46)	(0.04)	—	(0.50)
2013 - C	9.40	0.38	0.37	0.75	(0.39)	(0.04)	—	(0.43)
2013 - Institutional	9.38	0.48	0.38	0.86	(0.49)	(0.04)	—	(0.53)
2013 - IR	9.38	0.47	0.38	0.85	(0.48)	(0.04)	—	(0.52)
2012 - A	9.59	0.42	(0.16)	0.26	(0.44)	(0.03)	—	(0.47)
2012 - C	9.61	0.37	(0.18)	0.19	(0.37)	(0.03)	—	(0.40)
2012 - Institutional	9.59	0.48	(0.19)	0.29	(0.47)	(0.03)	—	(0.50)
2012 - IR	9.59	0.46	(0.18)	0.28	(0.46)	(0.03)	—	(0.49)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$6.36	(3.54)%	$140,623	1.25%	1.40%	5.31%	100%
6.37	(4.38)	6,574	2.00	2.15	4.58	100
6.36	(3.35)	403,203	0.91	1.06	5.67	100
6.35	(3.45)	9,741	0.99	1.14	5.55	100
6.96	(12.92)	140,301	1.25	1.36	4.76	145
6.98	(13.43)	9,734	2.01	2.14	4.04	145
6.97	(12.50)	1,234,553	0.92	1.05	5.11	145
6.96	(12.70)	3,386	1.01	1.14	5.06	145
8.43	(9.01)	96,925	1.25	1.36	4.55	146
8.44	(9.68)	17,641	2.01	2.12	3.80	146
8.43	(8.70)	1,797,975	0.92	1.02	4.88	146
8.43	(8.78)	7,518	1.01	1.11	4.73	146
9.71	9.07	190,480	1.26	1.38	4.78	115
9.72	8.14	32,071	2.00	2.13	3.98	115
9.71	9.46	3,252,343	0.91	1.04	5.05	115
9.71	9.34	20,878	1.00	1.12	4.91	115
9.38	2.71	166,407	1.27	1.38	4.31	183
9.40	1.96	20,704	2.02	2.13	3.98	183
9.38	3.06	1,586,055	0.93	1.04	5.18	183
9.38	2.97	7,393	1.02	1.13	4.91	183

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$10.74	$0.17	$0.03	$0.20	$(0.26)	$—	$—	(d)	$(0.26)
2016 - Institutional	10.77	0.20	0.04	0.24	(0.30)	—	—	(d)	(0.30)
2016 - Separate Account Institutional	10.75	0.20	0.04	0.24	(0.30)	—	—	(d)	(0.30)
2016 - IR	10.77	0.17	0.06	0.23	(0.29)	—	—	(d)	(0.29)
2016 - R6 (Commenced July 31, 2015)	10.67	0.13	0.11	0.24	(0.20)	—	—	(d)	(0.20)
2015 - A	10.45	0.17	0.35	0.52	(0.23)	—	—		(0.23)
2015 - Institutional	10.47	0.19	0.38	0.57	(0.27)	—	—		(0.27)
2015 - Separate Account Institutional	10.45	0.20	0.37	0.57	(0.27)	—	—		(0.27)
2015 - IR	10.48	0.18	0.37	0.55	(0.26)	—	—		(0.26)
2014 - A	10.60	0.13	(0.06)	0.07	(0.22)	—	—		(0.22)
2014 - Institutional	10.62	0.18	(0.08)	0.10	(0.25)	—	—		(0.25)
2014 - Separate Account Institutional	10.60	0.16	(0.06)	0.10	(0.25)	—	—		(0.25)
2014 - IR	10.63	0.20	(0.11)	0.09	(0.24)	—	—		(0.24)
2013 - A	10.58	0.12	0.31	0.43	(0.22)	(0.19)	—		(0.41)
2013 - Institutional	10.60	0.16	0.30	0.46	(0.25)	(0.19)	—		(0.44)
2013 - Separate Account Institutional	10.58	0.16	0.30	0.46	(0.25)	(0.19)	—		(0.44)
2013 - IR	10.60	0.17	0.31	0.48	(0.26)	(0.19)	—		(0.45)
2012 - A	10.20	0.17	0.42	0.59	(0.21)	—	—		(0.21)
2012 - Institutional	10.21	0.20	0.44	0.64	(0.25)	—	—		(0.25)
2012 - Separate Account Institutional	10.20	0.21	0.42	0.63	(0.25)	—	—		(0.25)
2012 - IR (Commenced July 29, 2011)	10.45	0.14	0.19	0.33	(0.18)	—	—		(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.68	1.89%	$36,465	0.75%		0.96%		1.58%		956%
10.71	2.23	60,513	0.41		0.62		1.89		956
10.69	2.23	210,773	0.41		0.62		1.91		956
10.71	2.14	6,582	0.51		0.71		1.63		956
10.71	2.24	10	0.44	(e)	0.64	(e)	1.77	(e)	956
10.74	5.01	31,690	0.71		0.95		1.60		1,367
10.77	5.46	45,891	0.37		0.62		1.82		1,367
10.75	5.46	195,609	0.37		0.63		1.86		1,367
10.77	5.26	1,768	0.46		0.71		1.68		1,367
10.45	0.64	3,850	0.72		0.96		1.22		1,399
10.47	0.99	11,692	0.38		0.63		1.71		1,399
10.45	0.98	211,306	0.38		0.62		1.58		1,399
10.48	0.88	16	0.49		0.73		1.91		1,399
10.60	4.07	4,488	0.71		0.91		1.13		1,617
10.62	4.42	13,664	0.37		0.56		1.47		1,617
10.60	4.42	295,322	0.37		0.56		1.49		1,617
10.63	4.61	1	0.30		0.49		1.57		1,617
10.58	5.82	5,437	0.71		0.91		1.62		1,342
10.60	6.28	9,984	0.37		0.57		1.89		1,342
10.58	6.18	375,451	0.37		0.57		1.97		1,342
10.60	3.20	1	0.46	(e)	0.66	(e)	2.06	(e)	1,342

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Emerging Markets Debt	A, C, Institutional, IR and R	Non-diversified
Emerging Markets Debt	A, C, Institutional, IR and R6*	Non-diversified
Local Emerging Markets Debt	A, C, Institutional and IR	Non-diversified
High Yield	A, C, Institutional, Service, IR, R and R6*	Diversified
High Yield Floating Rate	A, C, Institutional, IR and R	Diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, IR, Separate Account Institutional and R6*	Diversified

*	Class R6 shares commenced operations on July 31, 2015.

Class A Shares of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions,

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Dynamic Emerging Markets Debt, Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The Investment Manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

share of the Institutional Share class (the FST Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield and High Yield Floating Rate Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize[s] gains and losses on these transactions.

v.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vi.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principle value of one designated currency in exchange for other designated currency. Therefore, the entire principle value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by the Funds subject to the Funds’ agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

A Fund entering into a reverse repurchase agreement is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that a Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to the Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2016:

DYNAMIC EMERGING MARKETS DEBT FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$24,802,090	$—
Corporate Obligations	—	8,028,501	—
Structured Notes	—	1,917,080	—
Municipal Debt Obligations	—	477,945	—
U.S. Treasury Obligations	1,712,065	—	—
Short-term Investments	—	2,600,000	—
Total	$1,712,065	$37,825,616	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$773,987	$—
Futures Contracts	3,255	—	—
Interest Rate Swap Contracts	—	54,109	—
Credit Default Swap Contracts	—	17,694	—
Non Deliverable Bond Forward Contracts	—	7,552	—
Total	$3,255	$853,342	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(631,896)	$—
Futures Contracts	(9,202)	—	—
Interest Rate Swap Contracts	—	(48,380)	—
Credit Default Swap Contracts	—	(9,904)	—
Total	$(9,202)	$(690,180)	$—

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$599,009,078	$—
Corporate Obligations	—	268,698,866	—
Structured Note	—	4,025,131	—
Municipal Debt Obligations	—	12,613,560	—
U.S. Treasury Obligations	64,850,808	—	—
Short-term Investments	—	70,700,000	—
Total	$64,850,808	$955,046,635	$—
Liabilities
Reverse Repurchase Agreements	$—	$(11,172,620)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$10,834,526	$—
Futures Contracts	483,053	—	—
Interest Rate Swap Contracts	—	1,326,600	—
Credit Default Swap Contracts	—	724,099	—
Total	$483,053	$12,885,225	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(11,324,537)	$—
Futures Contracts	(651,578)	—	—
Interest Rate Swap Contracts	—	(2,270,276)	—
Credit Default Swap Contracts	—	(497,577)	—
Total	$(651,578)	$(14,092,390)	$—

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$169,677,188	$23,709,490
Corporate Obligations	—	3,379,568,578	—
Common Stock and/or Other Equity Investments(b)
North America	774,715	2,411,200	39
Investment Company	135,148,758	—	—
Total	$135,923,473	$3,551,656,966	$23,709,529
Liabilities
Reverse Repurchase Agreements	$—	$(15,254,188)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$4,052	$—
Futures Contracts	65,653	—	—
Credit Default Swap Contracts	—	443,501	—
Total	$65,653	$447,553	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(762,144)	$—
Futures Contracts	(1,025,446)	—	—
Total	$(1,025,446)	$(762,144)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$2,578,549,285	$100,227,537
Corporate Obligations	—	287,703,114	—
Asset-Backed Securities	—	7,400,016	—
Common Stock and/or Other Equity Investments(b)
North America	—	—	5,710,009
Investment Company	280,623,494	—	—
Total	$280,623,494	$2,873,652,415	$105,937,546

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$39,094	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(527,878)	$—
Interest Rate Swap Contracts	—	(716,643)	—
Total	$—	$(1,244,521)	$—

The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2016:

	Bank Loans	Common Stock
Beginning Balance as of March 31, 2015	$79,279,669	$—
Realized gain (loss)	(3,249,459)	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	(28,451,770)	(4,216,762)
Purchases	31,476,691	9,926,771
Sales	(36,837,744)	—
Amortization	505,435	—
Transfers into Level 3	82,275,954	—
Transfers out of Level 3	(24,771,239)	—
Ending Balance as of March 31, 2016	$100,227,537	$5,710,009

Transfers of the above investments into or out of Level 3 can be attributable to changes in the availability of valid pricing sources or in the observability of significant inputs used to measure the fair value of those investments.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$349,920,159	$—
Foreign Debt Obligations	—	18,534,983	—
Municipal Debt Obligations	—	14,070,996	—
U.S. Treasury Obligations	37,751,857	—	—
Investment Company	75	—	—
Total	$37,751,932	$382,526,138	$—

Derivative Type
Assets(a)
Futures Contracts	$106,519	$—	$—
Credit Default Swap Contracts	—	20,188	—
Total	$106,519	$20,188	$—
Liabilities(a)
Futures Contracts	$(102,998)	$—	$—
Credit Default Swap Contracts	—	(6,108)	—
Total	$(102,998)	$(6,108)	$—

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$423,422,683	$—
Corporate Obligations	—	18,058,768	—
Structured Notes	—	70,901,288	—
Municipal Debt Obligations	—	4,009,225	—
U.S. Treasury Obligations	5,962,092	—	—
Investment Company	2,148,011	—	—
Total	$8,110,103	$516,391,964	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LOCAL EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$22,132,072	$—
Futures Contracts	154,026	—	—
Interest Rate Swap Contracts	—	7,623,456	—
Credit Default Swap Contracts	—	22,303	—
Non-Deliverable Bond Forward Contracts	—	309,235	—
Total	$154,026	$30,087,066	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(18,461,977)	$—
Futures Contracts	(208,792)	—	—
Interest Rate Swap Contracts	—	(8,548,665)	—
Credit Default Swap Contracts	—	(291,703)	—
Cross Currency Swap Contracts	—	(2,510,490)	—
Total	$(208,792)	$(29,812,835)	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$362,055,686	$—
Asset-Backed Securities	—	21,996,223	—
Investment Company	48,424,630	—	—
Total	$48,424,630	$384,051,909	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(49,131,447)	$—

Derivative Type
Assets(a)
Futures Contracts	$110,776	$—	$—
Credit Default Swap Contracts	—	84,463	—
Total	$110,776	$84,463	$—
Liabilities(a)
Futures Contracts	$(82,551)	$—	$—
Credit Default Swap Contracts	—	(31,440)	—
Total	$(82,551)	$(31,440)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Dynamic Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Unrealized gain on non-deliverable bond forward sale contracts	$64,916	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(57,582)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	17,694		Payable for unrealized loss on swap contracts	(9,904)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	773,987		Payable for unrealized loss on forward foreign currency exchange contracts	(631,896)
Total		$856,597			$(699,382)

Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$1,809,653	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(2,921,854)(a)(b)
Credit	Receivable for unrealized gain on swap contracts	724,099		Payable for unrealized loss on swap contracts	(497,577)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	10,834,526		Payable for unrealized loss on forward foreign currency exchange contracts	(11,324,537)
Total		$13,368,278			$(14,743,968)

High Yield
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$65,653	(a)	Variation margin on certain derivative contracts	$(1,025,446)	(a)
Credit	Variation margin on certain derivative contracts	443,501		—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	4,052		Payable for unrealized loss on forward foreign currency exchange contracts	(762,144)
Total		$513,206			$(1,787,590)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

High Yield Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	—	$—		Variation margin on certain derivative contracts	$(716,643)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	39,094		Payable for unrealized loss on forward foreign currency exchange contracts	(527,878)
Total		$39,094			$(1,244,521)

Investment Grade Credit
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts	$106,519	(a)	Payable for unrealized loss on swap contracts	$(102,998)	(a)
Credit	Receivable for unrealized gain on swap contracts	20,188		Payable for unrealized loss on swap contracts	(6,108)	(a)(b)
Total		$126,707			$(109,106)

Local Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; non-deliverable bond forward contracts	$8,086,717	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(8,757,457)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	22,303		Payable for unrealized loss on swap contracts	(291,703)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	22,132,072		Payable for unrealized loss on swap contracts; Payable for unrealized loss on forward foreign currency exchange contracts	(20,972,467)	(b)
Total		$30,241,092			$(30,021,627)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

U.S. Mortgages
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$110,776	(a)	Variation margin on certain derivative contracts	$(82,551)	(a)
Credit	Receivable for unrealized gain on swap contracts	84,463		Payable for unrealized loss on swap contracts	(31,440)	(b)
Total		$195,239			$(113,991)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $49,609, $2,546,813, $6,108, $11,096,981 and $31,440 for Dynamic Emerging Markets Debt, Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Dynamic Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures, swap contracts, and non-deliverable bond forward contracts/Net change in unrealized gain (loss) on futures, swap contracts and non-deliverable bond forwards	$(7,785)	$85,270	75
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(9,500)	14,180	43
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(100,359)	207,799	255
Total		$(117,644)	$307,249	373

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$1,681,368	$4,456,789	2,546
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(527,181)	1,454,906	41
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	4,183,367	(5,570,936)	205
Total		$5,337,554	$340,759	2,792

High Yield
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(5,115,362)	$2,879,463	4,019
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(6,546,292)	443,501	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	274,645	(2,210,019)	3
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(205,546)	—	14
Total		$(11,592,555)	$1,112,945	4,037

High Yield Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(3,571,904)	$606,871	2
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	295,166	—	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(977,065)	(1,397,360)	4
Total		$(4,253,803)	$(790,489)	7

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Investment Grade Credit
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts, and swap contracts	$304,837	$(1,164,284)	672
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(178,156)	14,080	15
Total		$126,681	$(1,150,204)	687

Local Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(7,707,722)	$6,294,012	683
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(816,922)	394,238	37
Currency	Net realized gain (loss) from swap contracts and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on swap contracts and forward foreign currency exchange contracts	(12,426,844)	3,660,397	287
Total		(20,951,488)	$10,348,647	1,007

U.S. Mortgages
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts and swap contracts	$1,798,191	22,903	208
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(267,823)	$(45,334)	5
Total		$1,530,368	$(22,431)	213

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2016.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2016:

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Dynamic Emerging Markets Debt Fund
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts		Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$3,661	$27,707		$31,368	$(730)	$(6,416)	$(7,146)	$24,222	$—	$24,222
Barclays Bank PLC	8,305	25,782		34,087	(1,956)	(37,082)	(39,038)	(4,951)	—	(4,951)
BNP Paribas SA	—	20,462		20,462	—	(17,403)	(17,403)	3,059	—	3,059
Citibank NA	6,103	120,006		126,109	(16,367)	(66,188)	(82,555)	43,554	—	43,554
Credit Suisse International (London)	1,501	30,220		31,721	(5,770)	(29,996)	(35,766)	(4,045)	4,045	—
Deutsche Bank AG (London)	—	77,002		77,002	—	(25,822)	(25,822)	51,180	—	51,180
Deutsche Bank AG	30,210	7,552	*	37,762	(12,835)	— *	(12,835)	24,927	—	24,927
HSBC Bank PLC	—	160,468		160,468	—	(63,767)	(63,767)	96,701	—	96,701
JPMorgan Morgan Chase Bank (London)	—	55,615		55,615	—	(66,637)	(66,637)	(11,022)	—	(11,022)
JPMorgan Securities, Inc.	10,779	—		10,779	(1,565)	—	(1,565)	9,214	—	9,214
Morgan Stanley & Co.	—	66,310		66,310	—	(192,122)	(192,122)	(125,812)	—	(125,812)
Morgan Stanley & Co. International PLC	7,421	—		7,421	(10,386)	—	(10,386)	(2,965)	—	(2,965)
Royal Bank of Canada	—	12,212		12,212	—	(54,926)	(54,926)	(42,714)	—	(42,714)
Royal Bank of Scotland PLC	—	17,178		17,178	—	(1,509)	(1,509)	15,669	—	15,669
Standard Chartered Bank	—	87,897		87,897	—	(18,760)	(18,760)	69,137	—	69,137
State Street Bank (London)	—	45,629		45,629	—	—	—	45,629	—	45,629
UBS AG (London)	—	21,878		21,878	—	(13,278)	(13,278)	8,600	—	8,600
Westpac Banking Corp.	—	5,621		5,621	—	(37,990)	(37,990)	(32,369)	—	(32,369)
Total	$67,980	$781,539		$849,519	$(49,609)	$(631,896)	$(681,505)	$168,014	$4,045	$172,059

*	Includes Non-Deliverable Bond Forward Contracts assets of $7,552 and liabilities of $0.
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Debt Fund
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$131,497	$365,599	$497,096	$(157,067)	$(94,820)	$(251,887)	$245,209	$—	$245,209
Barclays Bank PLC	250,366	374,950	625,316	(97,593)	(629,526)	(727,119)	(101,803)	101,803	—
BNP Paribas SA	—	615,438	615,438	—	(283,357)	(283,357)	332,081	—	332,081
Citibank NA	734,341	—	734,341	(874,798)	—	(874,798)	(140,457)	140,457	—
Citibank NA (London)	—	1,736,587	1,736,587	—	(1,267,286)	(1,267,286)	469,301	—	469,301
Credit Suisse International (London)	—	473,030	473,030	—	(37,989)	(37,989)	435,041	—	435,041
Deutsche Bank AG	190,782	—	190,782	(194,735)	—	(194,735)	(3,953)	—	(3,953)
Deutsche Bank AG (London)	—	1,450,120	1,450,120	—	(551,641)	(551,641)	898,479	—	898,479
HSBC Bank PLC	—	929,894	929,894	—	(1,191,307)	(1,191,307)	(261,413)	—	(261,413)
JPMorgan Chase Bank (London)	—	1,853,768	1,853,768	—	(1,784,508)	(1,784,508)	69,260	—	69,260
JPMorgan Securities, Inc.	536,176	—	536,176	(852,958)	—	(852,958)	(316,782)	316,782	—
Morgan Stanley & Co. International PLC	173,543	558,477	732,020	(389,519)	(2,309,802)	(2,699,321)	(1,967,301)	510,000	(1,457,301)
Royal Bank of Canada	—	199,181	199,181	—	(1,671,146)	(1,671,146)	(1,471,965)	—	(1,471,965)
Royal Bank of Scotland PLC	—	283,795	283,795	—	(380,224)	(380,224)	(96,429)	—	(96,429)
Standard Chartered Bank	—	872,812	872,812	—	(344,898)	(344,898)	527,914	—	527,914
State Street Bank and Trust (London)	—	454,272	454,272	—	—	—	454,272	—	454,272
UBS AG (London)	—	534,066	534,066	—	(152,809)	(152,809)	381,257	—	381,257
Westpac Banking Corp.	—	132,537	132,537	—	(625,224)	(625,224)	(492,687)	—	(492,687)
Total	$2,016,705	$10,834,526	$12,851,231	$(2,566,670)	$(11,324,537)	$(13,891,207)	$(1,039,976)	$1,069,042	$29,066

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt Fund

	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts		Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$234,255	$529,201	*	$763,456	$(15,234)	$(110,726)	$(125,960)	$637,496	$—	$637,496
Barclays Bank PLC	555,208	701,018		1,256,226	(3,906,828)	(855,868)	(4,762,696)	(3,506,470)	3,150,199	(356,271)
BNP Paribas SA	—	984,187		984,187	—	(305,355)	(305,355)	678,832	—	678,832
Citibank NA (London)	2,900,359	2,830,424		5,730,783	(2,183,414)	(3,033,082)	(5,216,496)	514,287	—	514,287
Credit Suisse International (London)	299,397	1,173,177		1,472,574	(743,298)	(466,408)	(1,209,706)	262,868	—	262,868
Deutsche Bank AG (London)	—	3,512,706		3,512,706	—	(1,476,437)	(1,476,437)	2,036,269	—	2,036,269
Deutsche Bank AG	3,037,773	309,235	*	3,347,008	(2,555,337)	—	(2,555,337)	791,671	(600,000)	191,671
HSBC Bank PLC	—	4,568,434		4,568,434	—	(2,129,487)	(2,129,487)	2,438,947	—	2,438,947
JPMorgan Chase Bank (London)	—	1,331,011		1,331,011	—	(1,119,475)	(1,119,475)	211,536	—	211,536
JPMorgan Securities, Inc.	132,677	—		132,677	(546,452)	—	(546,452)	(413,775)	—	(413,775)
Merrill Lynch International Bank Ltd.	—	313,385		313,385	—	(111,757)	(111,757)	201,628	—	201,628
Morgan Stanley & Co. International PLC	254,043	2,122,175		2,376,218	(1,146,418)	(6,255,099)	(7,401,517)	(5,025,299)	890,000	(4,135,299)
Royal Bank of Canada	—	419,074		419,074	—	(562,318)	(562,318)	(143,244)	—	(143,244)
Royal Bank of Scotland PLC	—	403,776		403,776	—	(280,379)	(280,379)	123,397	—	123,397
Standard Chartered Bank	—	1,418,550		1,418,550	—	(587,973)	(587,973)	830,577	—	830,577
State Street Bank (London)	—	1,186,350		1,186,350	—	—	—	1,186,350	—	1,186,350
UBS AG (London)	—	456,261		456,261	—	(213,843)	(213,843)	242,418	—	242,418
Westpac Banking Corp.	—	182,343		182,343	—	(953,770)	(953,770)	(771,427)	—	(771,427)
Total	$7,413,712	$22,441,307		$29,855,019	$(11,096,981)	$(18,461,977)	$(29,558,958)	$296,061	$3,440,199	$3,736,260

*	Includes Non-Deliverable Bond Forward Contracts assets of $309,235.
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Dynamic Emerging Markets Debt	0.90%	0.90%	0.81%	0.77%	0.75%	0.90%	0.80	%#
Emerging Markets Debt	0.80	0.80	0.72	0.68	0.67	0.80	0.80
High Yield	0.70	0.70	0.63	0.60	0.59	0.65	0.65
High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.55	0.54
Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.34	#
Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.90	0.80	#
U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.34	#

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
#	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management fee rates shown above through at least July 29, 2016 for the Dynamic Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds. Prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Where the application of the above contractual management fee breakpoint schedule of a Fund would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

The High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds invest in the Institutional Shares of the Goldman Sachs Financial Square Government Fund. This Underlying Fund is considered to be affiliated with the Funds. GSAM has contractually agreed to waive irrevocably a portion of any underlying fund’s management fee in an amount equal to the management fee paid to GSAM due to the Funds’ investment in an affiliated fund for which it also serves as investment advisor. For the fiscal year ended March 31, 2016, GSAM waived $305,013, $445,591, $10,263, $38,594 and $57,963, of the Fund’s management fees for the High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Emerging Markets Debt	$5,794	$10
High Yield	12,226	10
High Yield Floating Rate	520	—
Investment Grade Credit	2,081	N/A
Local Emerging Markets Debt	1,001	—
U.S. Mortgages	908	N/A

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional, Separate Account Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, are 0.054%, 0.054%, 0.024%, 0.104%, 0.004%, 0.074% and 0.074%, respectively. Prior to July 29, 2015, the Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Mortgages Fund was 0.004%. These Other Expense limitations will remain in place through at least July 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Dynamic Emerging Markets Debt	$28,931	$422,380	$451,311
Emerging Markets Debt	—	368,871	368,871
High Yield	305,013	—	305,013
High Yield Floating Rate	524,561	—	524,561
Investment Grade Credit	271,931	345,952	617,883
Local Emerging Markets Debt	1,054,486	486,170	1,540,656
U.S. Mortgages	233,755	364,944	598,699

G.  Line of Credit Facility — As of March 31, 2016, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000 for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2016, Goldman Sachs earned $1,133, $83,730, $105,511, $22,295, $36,426 and $11,380 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2016, the purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

	Purchases at cost	Proceeds from Sales	Net realized gain (loss)
Emerging Markets Debt	$—	$23,481,145	$(57,833)
High Yield Floating Rate	30,563,214	24,936,224	(9,996)

As of March 31, 2016, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 7% and 8% of total outstanding shares of the Emerging Markets Debt Fund and Local Emerging Markets Debt Funds, respectively. The Goldman Sachs Tactical Tilt Implementation Fund was the beneficial owner of 7% and 12% of outstanding Institutional Shares of the High Yield and High Yield Floating Rate Funds, respectively.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2016, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional, Class IR, Class R and Class R6 Shares of the following funds:

Fund	Class C	Institutional	Class IR	Class R	Class R6
Dynamic Emerging Markets Debt	23%	24%	76%	100%	—%
High Yield Floating Rate	—	—	—	100	—
Investment Grade Credit	—	—	—	—	100
U.S. Mortgages	—	—	—	—	100

The table below shows the transactions in and earnings from investments by the Funds in the Underlying Fund for the fiscal year ended March 31, 2016:

Fund	Underlying Fund	Market Value 3/31/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 3/31/2016	Dividend Income
High Yield Fund	Goldman Sachs Financial Square Government Fund	$9,991,607	$2,440,662,525	$(2,315,505,374)	$—	$—	$135,148,758	$165,485
High Yield Floating Rate Fund	Goldman Sachs Financial Square Government Fund	343,301,170	1,732,261,100	(1,794,938,776)	—	—	280,623,494	186,372
High Yield Floating Rate Fund	Goldman Sachs High Yield Fund	47,234,307	662,828	(47,177,950)	(698,684)	(20,501)	—	662,917
Investment Grade Credit Fund	Goldman Sachs Financial Square Government Fund	1,996,322	167,865,930	(169,862,177)	—	—	75	7,830
Local Emerging Markets Debt Fund	Goldman Sachs Financial Square Government Fund	19	705,461,518	(703,313,526)	—	—	2,148,011	9,286
U.S. Mortgages Fund	Goldman Sachs Financial Square Government Fund	82,588,296	318,037,964	(352,201,630)	—	—	48,424,630	22,302

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2016, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Emerging Markets Debt	$10,196,834	$36,347,836	$8,991,480	$15,933,785
Emerging Markets Debt	352,071,476	720,518,880	461,847,484	1,263,638,236
High Yield	—	2,085,237,875	—	3,497,805,160
High Yield Floating Rate	—	1,473,909,210	—	2,146,001,698
Investment Grade Credit	95,485,440	240,408,154	69,253,066	281,371,046
Local Emerging Markets Debt	374,045,142	558,419,668	1,146,150,284	444,678,127
U.S. Mortgages	3,572,529,999	18,604,303	3,502,427,315	14,809,795

6. PORTFOLIO SECURITIES TRANSACTIONS

The table below summarizes the reverse repurchase agreement activity for the fiscal year ended March 31, 2016:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Dynamic Emerging Markets Debt	$266,575	(0.691)%	135
Emerging Markets Debt	19,378,049	(0.650)	333
High Yield	92,418,317	(0.946)	333
High Yield Floating Rate	4,669,073	(0.232)	166
Local Emerging Markets Debt	270,381	(0.566)	155

The following tables set forth the Funds’ different types of investments pledged as collateral and the remaining contractual maturities of the reverse repurchase agreements as of March 31, 2016:

Emerging Markets Debt
	Remaining Contractual Maturity of the Agreements As of March 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Reverse Repurchase Agreements
Corporate Obligations	$—	$—	$—	$630,921	$630,921
Sovereign Debt Obligations	—	—	—	10,541,699	10,541,699
Total	$—	$—	$—	$11,172,620	$11,172,620
Total Borrowings	$—	$—	$—	$11,172,620	$11,172,620
Gross amount of recognized liabilities for reverse repurchase agreements					$11,172,620

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

High Yield
	Remaining Contractual Maturity of the Agreements As of March 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Reverse Repurchase Agreements
Corporate Obligations	$—	$—	$—	$15,254,188	$15,254,188
Total Borrowings	$—	$—	$—	$15,254,188	$15,254,188
Gross amount of recognized liabilities for reverse repurchase agreements					$15,254,188

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2016 was as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distribution paid from:
Ordinary income	$47,029	$60,946,201	$266,718,239	$158,418,963	$16,007,680	$—	$7,994,861
Net long-term capital gains	—	—	—	—	1,366,147	—	—
Total taxable distributions	$47,029	$60,946,201	$266,718,239	$158,418,963	$17,373,827	$—	$7,994,861
Tax return of capital	$1,325,783	$—	$12,065,706	$—	$—	$57,517,076	$18,019

The tax character of distributions paid during the fiscal year ended March 31, 2015 was as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distribution paid from:
Ordinary income	$1,098,227	$73,618,665	$298,597,929	$164,993,110	$19,293,272	$—	$6,245,566
Net long-term capital gains	—	—	84,719,319	523,694	6,192,833	—	—
Total taxable distributions	$1,098,227	$73,618,665	$383,317,248	$165,516,804	$25,486,105	$—	$6,245,566
Tax return of capital	$79,478	$—	$3,323,487	$—	$—	$100,482,672	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

7. TAX INFORMATION (continued)

As of March 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Undistributed ordinary income — net	$—	$17,156,223	$—	$331,311	$924,397	$—	$—
Undistributed long-term capital gains	—	—	—	—	—	—	—
Total undistributed earnings	$—	$17,156,223	$—	$331,311	$924,397	$—	$—
Capital loss carryforwards:(1)
Perpetual Short-Term	(149,416)	(18,203,616)	(43,577,136)	(25,790,798)	(854,320)	(85,840,344)	(911,572)
Perpetual Long-Term	(202,764)	(10,692,559)	(57,606,642)	(18,096,396)	—	(23,730,467)	—
Total capital loss carryforwards	$(352,180)	$(28,896,175)	$(101,183,778)	$(43,887,194)	$(854,320)	$(109,570,811)	$(911,572)
Timing differences (Straddle Loss Deferral, Post-October Loss Deferral, Defaulted Bonds, Distribution Payable, Post-October Specified Loss Deferral)	$(842,161)	$(25,312,178)	$(246,293,157)	$(31,680,755)	$(6,548,296)	$(166,829,398)	$(220,292)
Unrealized gains (losses) — net	(659,682)	(41,374,031)	(280,694,499)	(189,828,660)	7,945,645	(161,942,004)	2,094,886
Total accumulated earnings (losses) net	$(1,854,023)	$(78,426,161)	$(628,171,434)	$(265,065,298)	$1,467,426	$(438,342,213)	$963,022

(1)	The U.S. Mortgages Fund utilized capital losses in the current fiscal year of $1,211,371.

As of March 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Tax Cost	$40,251,883	$1,058,097,976	$3,992,838,154	$3,449,327,509	$412,359,591	$683,994,489	$430,322,006
Gross unrealized gain	1,222,117	26,067,164	67,836,541	6,967,636	15,003,930	6,690,150	4,255,058
Gross unrealized loss	(1,936,319)	(64,267,696)	(349,384,727)	(196,081,690)	(7,085,451)	(166,182,572)	(2,100,525)
Net unrealized gains (losses) on securities	$(714,202)	$(38,200,532)	$(281,548,186)	$(189,114,054)	$7,918,479	$(159,492,422)	$2,154,533
Net unrealized gains (losses) on other investments	54,520	(3,173,499)	853,687	(714,606)	27,166	(2,449,582)	(59,647)
Net unrealized gains (losses)	$(659,682)	$(41,374,031)	$(280,694,499)	$(189,828,660)	$7,945,645	$(161,942,004)	$2,094,886

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and foreign currency contracts, and differences related to the tax treatment of inflation protected securities, underlying fund investments, the recognition of income and gains/losses of certain bonds, bank loans, certain debt securities, swap transactions, and material modification of debt securities.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAVs of the Funds and result primarily from return

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

of capital distributions, dividend redesignations, net operating losses, and differences in the tax treatment of underlying fund investments, swap transactions, foreign currency transactions, the recognition of income and gains/losses of certain bonds, section 305 dividends, bank loan amendment fees, material modification of debt securities, inflation protected securities, realized capital gains tax, and paydown gains and losses.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Dynamic Emerging Markets Debt	$(280,071)	$1,129,727	$(849,656)
Emerging Markets Debt	—	26,220,654	(26,220,654)
High Yield	—	3,057,762	(3,057,762)
High Yield Floating Rate	—	1,245,105	(1,245,105)
Investment Grade Credit	—	(22,701)	22,701
Local Emerging Markets Debt	(268,693,235)	262,838,519	5,854,716
U.S. Mortgages	—	(2,441,172)	2,441,172

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

8. OTHER RISKS (continued)

such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowings and the use of derivatives may result in leverage and may make the Funds more volatile. When the Funds use leverage, the sum of each Fund’s investment exposure may significantly exceed the amount of assets invested in each Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. Each Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Funds to liquidate portfolio positions to satisfy their obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by each Fund can substantially increase the adverse impact to which each Fund’s investment portfolio may be subject.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

borrowing from its credit facility, if necessary to raise cash to meet its obligations. Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — Each of the Dynamic Emerging Markets Debt Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund is non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of certain Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Redemption Proceeds Risk — The High Yield Floating Rate Fund may at times purchase securities with settlement periods that are longer than the time period required to pay redemption proceeds. In unusual circumstances, the High Yield Floating Rate Fund may pay redemption proceeds up to seven calendar days following receipt of a properly executed redemption request.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,900	$114,060	83,224	$746,648
Reinvestment of distributions	3,161	25,717	1,126	9,998
Shares redeemed	(32,372)	(253,968)	(17,396)	(159,747)
	(15,311)	(114,191)	66,954	596,899
Class C Shares
Shares sold	—	—	6,046	57,386
Reinvestment of distributions	210	1,720	339	3,169
Shares redeemed	(2,571)	(20,859)	(5,488)	(48,905)
	(2,361)	(19,139)	897	11,650
Institutional Shares
Shares sold	3,390,796	27,623,840	1,193,549	11,009,785
Reinvestment of distributions	111,683	907,279	75,352	699,506
Shares redeemed	(592,259)	(4,673,540)	(2,011,428)	(17,689,119)
	2,910,220	23,857,579	(742,527)	(5,979,828)
Class IR Shares
Shares sold	863	7,000	—	—
Reinvestment of distributions	142	1,144	111	1,033
	1,005	8,144	111	1,033
Class R Shares
Reinvestment of distributions	108	880	98	907
	108	880	98	907
NET INCREASE (DECREASE)	2,893,661	$23,733,273	(674,467)	$(5,369,339)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,665,161	$56,375,727	5,480,596	$68,967,346
Reinvestment of distributions	404,652	4,880,615	306,625	3,864,644
Shares redeemed	(3,788,830)	(45,371,323)	(6,225,076)	(78,511,124)
	1,280,983	15,885,019	(437,855)	(5,679,134)
Class C Shares
Shares sold	423,422	5,111,604	621,261	7,784,884
Reinvestment of distributions	87,245	1,052,806	70,856	892,311
Shares redeemed	(761,168)	(9,166,757)	(767,711)	(9,603,101)
	(250,501)	(3,002,347)	(75,594)	(925,906)
Institutional Shares
Shares sold	41,503,508	501,021,562	58,091,034	733,756,282
Reinvestment of distributions	4,176,383	50,670,957	5,223,093	65,886,452
Shares redeemed	(99,497,646)	(1,210,709,072)	(40,922,189)	(512,115,905)
	(53,817,755)	(659,016,553)	22,391,938	287,526,829
Class IR Shares
Shares sold	571,647	6,869,523	543,341	6,871,435
Reinvestment of distributions	63,083	762,403	55,699	703,677
Shares redeemed	(422,066)	(5,043,642)	(765,154)	(9,696,559)
	212,664	2,588,284	(166,114)	(2,121,447)
Class R6 Shares(a)
Shares sold	37,482	431,031	—	—
Reinvestment of distributions	434	5,205	—	—
Shares redeemed	(571)	(6,962)	—	—
	37,345	429,274	—	—
NET INCREASE (DECREASE)	(52,537,264)	$(643,116,323)	21,712,375	$278,800,342

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	33,525,228	$209,770,367	39,958,551	$276,716,359
Reinvestment of distributions	3,239,087	20,610,259	4,906,817	33,949,036
Shares converted from Class B(a)	—	—	245,694	1,734,547
Shares redeemed	(51,291,956)	(322,285,814)	(49,989,159)	(347,321,401)
	(14,527,641)	(91,905,188)	(4,878,097)	(34,921,459)
Class B Shares(a)
Shares sold	—	—	14,821	106,884
Reinvestment of distributions	—	—	34,315	246,511
Shares converted to Class A	—	—	(245,017)	(1,734,547)
Shares redeemed	—	—	(1,411,801)	(10,016,371)
	—	—	(1,607,682)	(11,397,523)
Class C Shares
Shares sold	608,378	3,828,902	926,449	6,542,861
Reinvestment of distributions	372,179	2,367,490	603,595	4,179,897
Shares redeemed	(2,872,428)	(18,301,746)	(3,249,436)	(22,799,136)
	(1,891,871)	(12,105,354)	(1,719,392)	(12,076,378)
Institutional Shares
Shares sold	205,189,144	1,303,287,827	300,506,357	2,086,719,807
Reinvestment of distributions	36,789,982	235,269,548	46,674,753	323,636,798
Shares redeemed	(437,980,962)	(2,763,912,787)	(229,051,072)	(1,603,158,563)
	(196,001,836)	(1,225,355,412)	118,130,038	807,198,042
Service Shares
Shares sold	441,299	2,833,687	655,753	4,542,455
Reinvestment of distributions	101,790	645,493	147,834	1,020,779
Shares redeemed	(674,406)	(4,252,353)	(587,740)	(4,125,478)
	(131,317)	(773,173)	215,847	1,437,756
Class IR Shares
Shares sold	275,748	1,761,052	563,770	4,005,197
Reinvestment of distributions	103,875	662,275	162,720	1,129,338
Shares redeemed	(888,279)	(5,709,368)	(764,994)	(5,356,176)
	(508,656)	(3,286,041)	(38,504)	(221,641)
Class R Shares
Shares sold	487,916	3,061,348	468,959	3,296,443
Reinvestment of distributions	136,322	863,648	177,172	1,225,486
Shares redeemed	(645,111)	(4,076,039)	(582,783)	(4,075,509)
	(20,873)	(151,043)	63,348	446,420
Class R6 Shares(b)
Shares sold	28,612,859	178,673,267	—	—
Reinvestment of distributions	578,904	3,472,089	—	—
Shares redeemed	(2,276,517)	(13,627,036)	—	—
	26,915,246	168,518,320	—	—
NET INCREASE (DECREASE)	(186,166,948)	$(1,165,057,891)	110,165,558	$750,465,217

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Floating Rate Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,807,090	$17,903,306	457,661	$4,574,505
Reinvestment of distributions	40,879	397,875	41,231	412,356
Shares redeemed	(1,767,513)	(17,298,273)	(2,330,202)	(23,313,468)
	80,456	1,002,908	(1,831,310)	(18,326,607)
Class C Shares
Shares sold	27,814	268,289	50,989	509,881
Reinvestment of distributions	5,894	56,730	5,673	56,497
Shares redeemed	(42,839)	(410,894)	(106,112)	(1,054,285)
	(9,131)	(85,875)	(49,450)	(487,907)
Institutional Shares
Shares sold	150,739,619	1,459,525,317	210,661,401	2,100,478,441
Reinvestment of distributions	16,273,648	157,037,143	16,464,494	164,105,775
Shares redeemed	(238,798,504)	(2,294,504,035)	(229,072,256)	(2,271,827,355)
	(71,785,237)	(677,941,575)	(1,946,361)	(7,243,139)
Class IR Shares
Shares sold	57,233	565,011	598	6,001
Reinvestment of distributions	4,760	45,696	3,683	36,777
Shares redeemed	(13,001)	(125,995)	(84,289)	(846,978)
	48,992	484,712	(80,008)	(804,200)
Class R Shares
Reinvestment of distributions	40	390	37	362
	40	390	37	362
NET DECREASE	(71,664,880)	$(676,539,440)	(3,907,092)	$(26,861,491)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	944,601	$8,538,173	1,190,648	$11,277,131
Reinvestment of distributions	110,624	999,869	134,424	1,271,629
Shares redeemed	(1,083,853)	(9,806,825)	(854,822)	(8,111,154)
	(28,628)	(268,783)	470,250	4,437,606
Institutional Shares
Shares sold	4,952,815	44,182,193	5,165,029	49,252,878
Reinvestment of distributions	708,414	6,409,234	984,707	9,319,224
Shares redeemed	(7,172,863)	(64,438,781)	(5,093,194)	(48,305,536)
	(1,511,634)	(13,847,354)	1,056,542	10,266,566
Class IR Shares
Shares sold	49,416	446,525	64,077	608,820
Reinvestment of distributions	4,640	41,964	4,215	39,909
Shares redeemed	(48,635)	(440,515)	(13,656)	(129,675)
	5,421	47,974	54,636	519,054
Separate Account Institutional Shares
Shares sold	3,907,875	35,307,428	5,965,384	56,771,992
Reinvestment of distributions	947,806	8,573,650	1,379,298	13,059,830
Shares redeemed	(5,864,947)	(53,052,359)	(10,488,332)	(99,963,643)
	(1,009,266)	(9,171,281)	(3,143,650)	(30,131,821)
Class R6 Shares(a)
Shares sold	1,096	10,005	—	—
Reinvestment of distributions	31	274	—	—
Shares redeemed	(1)	(5)	—	—
	1,126	10,274	—	—
NET DECREASE	(2,542,981)	$(23,229,170)	(1,562,222)	$(14,908,595)

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Local Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	16,188,007	$108,203,140	16,069,534	$126,076,171
Reinvestment of distributions	1,413,380	8,876,842	695,776	5,432,141
Shares redeemed	(15,628,190)	(94,942,849)	(8,119,852)	(64,506,760)
	1,973,197	22,137,133	8,645,458	67,001,552
Class C Shares
Shares sold	154,250	999,714	155,906	1,242,741
Reinvestment of distributions	48,962	310,761	67,940	547,360
Shares redeemed	(565,871)	(3,645,519)	(918,147)	(7,285,782)
	(362,659)	(2,335,044)	(694,301)	(5,495,681)
Institutional Shares
Shares sold	56,849,733	355,705,584	83,380,084	659,418,229
Reinvestment of distributions	7,276,668	46,447,287	11,170,642	89,721,804
Shares redeemed	(177,953,649)	(1,096,683,583)	(130,608,217)	(1,014,278,781)
	(113,827,248)	(694,530,712)	(36,057,491)	(265,138,748)
Class IR Shares
Shares sold	1,358,482	8,407,638	57,192	470,024
Reinvestment of distributions	44,357	272,819	30,754	249,608
Shares redeemed	(355,067)	(2,215,273)	(494,051)	(4,080,192)
	1,047,772	6,465,184	(406,105)	(3,360,560)
NET DECREASE	(111,168,938)	$(668,263,439)	(28,512,439)	$(206,993,437)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Mortgages Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,314,665	$13,993,389	3,325,832	$35,532,187
Reinvestment of distributions	77,837	828,563	19,884	212,482
Shares redeemed	(929,079)	(9,875,870)	(764,578)	(8,162,992)
	463,423	4,946,082	2,581,138	27,581,677
Institutional Shares
Shares sold	2,788,512	29,691,367	4,837,392	51,479,259
Reinvestment of distributions	127,680	1,362,411	87,568	935,781
Shares redeemed	(1,526,865)	(16,270,553)	(1,780,772)	(19,044,650)
	1,389,327	14,783,225	3,144,188	33,370,390
Class IR Shares
Shares sold	500,930	5,341,478	175,347	1,864,094
Reinvestment of distributions	8,764	93,522	2,119	22,718
Shares redeemed	(59,487)	(635,440)	(14,878)	(159,478)
	450,207	4,799,560	162,588	1,727,334
Separate Account Institutional Shares
Shares sold	4,759,318	50,456,284	1,921,086	20,451,375
Reinvestment of distributions	436,710	4,650,369	390,503	4,156,210
Shares redeemed	(3,674,293)	(39,106,986)	(4,325,419)	(45,927,807)
	1,521,735	15,999,667	(2,013,830)	(21,320,222)
Class R6 Shares(a)
Shares sold	938	10,005	—	—
Reinvestment of distributions	17	182	—	—
Shares redeemed	(1)	(5)	—	—
	954	10,182	—	—
NET INCREASE	3,825,646	$40,538,716	3,874,084	$41,359,179

(a)	Commenced operations on July 31, 2015.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Single Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs High Yield Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Floating Rate Fund, and the Goldman Sachs Dynamic Emerging Markets Debt Fund (collectively the “Funds”), funds of Goldman Sachs Trust, at March 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2016

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Separate Account Institutional, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Separate Account Institutional, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016, which represents a period of 183 days in a 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Emerging Markets Debt Fund				Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*
Class A
Actual	$1,000.00	$1,073.30		$6.38	$1,000.00	$1,061.40		$6.34	$1,000.00	$989.90		$5.22	$1,000.00	$1,000.80		$4.85
Hypothetical 5% return	1,000.00	1,018.85	+	6.21	1,000.00	1,018.85	+	6.21	1,000.00	1,019.75	+	5.30	1,000.00	1,020.15	+	4.90
Class C
Actual	1,000.00	1,069.20		10.35	1,000.00	1,056.60		10.18	1,000.00	986.20		8.94	1,000.00	997.10		8.59
Hypothetical 5% return	1,000.00	1,015.00	+	10.08	1,000.00	1,015.10	+	9.97	1,000.00	1,016.00	+	9.07	1,000.00	1,016.40	+	8.67
Institutional
Actual	1,000.00	1,075.00		4.62	1,000.00	1,062.30		4.59	1,000.00	991.70		3.54	1,000.00	1,002.50		3.15
Hypothetical 5% return	1,000.00	1,020.55	+	4.50	1,000.00	1,020.55	+	4.50	1,000.00	1,021.45	+	3.59	1,000.00	1,021.85	+	3.18
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	989.10		6.02	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,018.95	+	6.11	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,074.70		5.08	1,000.00	1,061.80		5.05	1,000.00	991.20		3.98	1,000.00	1,002.10		3.60
Hypothetical 5% return	1,000.00	1,020.10	+	4.95	1,000.00	1,020.10	+	4.95	1,000.00	1,021.00	+	4.04	1,000.00	1,021.40	+	3.64
Class R
Actual	1,000.00	1,071.90		7.67	N/A	N/A		N/A	1,000.00	988.60		6.46	1,000.00	998.60		6.00
Hypothetical 5% return	1,000.00	1,017.60	+	7.47	N/A	N/A		N/A	1,000.00	1,018.50	+	6.56	1,000.00	1,019.00	+	6.06
R6(a)
Actual	N/A	N/A		N/A	1,000.00	1,062.30		4.49	1,000.00	991.80		3.49	N/A	N/A		N/A
Hypothethical 5% return	N/A	N/A		N/A	1,000.00	1,020.65	+	4.39	1,000.00	1,021.50	+	3.54	N/A	N/A		N/A

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
Share Class	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*
Class A
Actual	$1,000.00	$1,026.20		$3.65	$1,000.00	$1,095.10		$6.55	$1,000.00	$1,014.00		$3.93
Hypothetical 5% return	1,000.00	1,021.40	+	3.64	1,000.00	1,018.75	+	6.31	1,000.00	1,021.10	+	3.94
Class C
Actual	N/A	N/A		N/A	1,000.00	1,090.90		10.45	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.00	+	10.08	N/A	N/A		N/A
Institutional
Actual	1,000.00	1,027.90		1.93	1,000.00	1,097.00		4.77	1,000.00	1,016.70		2.22
Hypothetical 5% return	1,000.00	1,023.10	+	1.92	1,000.00	1,020.45	+	4.60	1,000.00	1,022.80	+	2.23
Class IR
Actual	1,000.00	1,027.40		2.38	1,000.00	1,094.70		5.18	1,000.00	1,015.30		2.67
Hypothetical 5% return	1,000.00	1,022.65	+	2.38	1,000.00	1,020.05	+	5.00	1,000.00	1,022.35	+	2.68
Separate Account Institutional
Actual	1,000.00	1,027.90		1.93	N/A	N/A		N/A	1,000.00	1,016.70		2.22
Hypothetical 5% return	1,000.00	1,023.10	+	1.92	N/A	N/A		N/A	1,000.00	1,022.80	+	2.23
Class R6(a)
Actual	1,000.00	1,027.90		1.93	N/A	N/A		N/A	1,000.00	1,016.70		2.22
Hypothethical 5% return	1,000.00	1,023.10	+	1.92	N/A	N/A		N/A	1,000.00	1,022.80	+	2.23

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R	R6(a)
Dynamic Emerging Markets Debt	1.23	2.00	0.89	N/A	N/A	0.98	1.48	N/A
Emerging Markets Debt	1.23	1.98	0.89	N/A	N/A	0.98	N/A	0.87
High Yield	1.05	1.80	0.71	1.21	N/A	0.80	1.30	0.70
High Yield Floating Rate	0.97	1.72	0.63	N/A	N/A	0.72	1.20	N/A
Investment Grade Credit	0.72	N/A	0.38	N/A	0.38	0.47	N/A	0.38
Local Emerging Markets Debt	1.25	2.00	0.91	N/A	N/A	0.99	N/A	N/A
U.S. Mortgages	0.78	N/A	0.44	N/A	0.44	0.53	N/A	0.44

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015) and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	141	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2016.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2016, Goldman Sachs Trust consisted of 100 portfolios (95 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 16 portfolios (seven of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 14 portfolios (five of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Single Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2016, 0.07% and 0.48% of the dividends paid from net investment company taxable income by the High Yield Fund and Investment Grade Credit Fund, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended March 31, 2016, 0.08% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Investment Grade Credit Fund designates $1,366,147, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2016.

Pursuant to Section 871(k) of the Internal Revenue Code, the Investment Grade Credit Fund designates $300,013, as short-term capital gain dividends paid during the fiscal year ended March 31, 2016.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund
■	Focused Value Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Multi-Manager U.S. Small Cap Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.

© 2016 Goldman Sachs. All rights reserved. 46684-TMPL-05/2016 SSFIAR-16/66K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following disclosure relates to the independence of PricewaterhouseCoopers LLP (“PwC”) with respect to SEC Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” The Goldman Sachs Asset Management investment company complex (the “Funds”) has been notified by PwC that one of its lenders owns more than ten percent of at least one of the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning its independence and its objectivity and impartiality with respect to the audits of the Funds.

PwC has advised the Funds that, after evaluating the facts and circumstances related to the matter described above, it has concluded that its financial relationship described above did not and will not impair PwC’s application of objective and impartial judgment on any issues encompassed within its audits of the financial statements of the Funds. PwC has advised the Funds that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the fund adviser to the Funds; (2) an investment in any such Fund is passive; (3) the PwC lenders are part of various syndicates of unrelated lenders; (4) there have been no changes to the loans in question since the origination of each respective note; (5) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (6) the debt balances are immaterial to PwC and to each lender; and (7) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

If it were ultimately determined that PwC was not independent with respect to the Funds for certain periods, any Fund filings with the SEC which contain the Funds’ financial statements for such periods would not comply with applicable securities laws which potentially could have a material adverse effect on the Funds.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2016	2015	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,724,925	$3,570,472	Financial Statement audits.

Audit-Related Fees:

• PwC	$158,000	$0	Other attest services.

Tax Fees:

• PwC	$1,091,628	$659,410	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2016	2015	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,568,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2016 and March 31, 2015 were approximately $1,091,628 and $659,410 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2015 and December 31, 2014 were approximately $14.4 million and $10.2 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2015 and 2014 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 6, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	June 6, 2016